UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021 – October 31, 2021

Item 1. Reports to Stockholders.

(a) Report to Stockholders

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

SEMI-ANNUAL REPORT

October 31, 2021

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

EMERALD FINANCE & BANKING INNOVATION FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

Manager Commentary
Emerald Growth Fund	1
Emerald Insights Fund	7
Emerald Finance & Banking Innovation Fund	11
Disclosure of Fund Expenses	18
Schedule of Investments
Emerald Growth Fund	20
Emerald Insights Fund	22
Emerald Finance & Banking Innovation Fund	24
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets
Emerald Growth Fund	28
Emerald Insights Fund	30
Emerald Finance & Banking Innovation Fund	32
Financial Highlights
Emerald Growth Fund	33
Emerald Insights Fund	37
Emerald Finance & Banking Innovation Fund	41
Notes to Financial Statements	45
Additional Information	52
Privacy Policy	53

Emerald Growth Fund	Manager Commentary
October 31, 2021 (Unaudited)

Dear Shareholder:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the six months ended October 31, 2021, advanced by +1.19% outpacing the Russell 2000 Growth Index, the Growth Fund’s primary benchmark, which advanced by +0.44%. After a robust start to 2021, domestic economic growth decelerated through the third quarter as the surge in Delta variant cases and supply chain headwinds (labor and materials) constrained demand and output. Inflationary pressures accelerated in tandem with the tightening in the supply chain, exerting upward pressure on both producer prices and consumer prices. The durability of these pressures, however, remains a meaningful source of debate as witnessed in the tug of war in treasury yields and the volatility in the slope of the yield curve.

Over the last six months, the uncertainty created by the aforementioned factors has driven a sizeable divergence in performance between the Russell 2000 Index, which gained +1.4%, and the S&P 500 Index which gained +10.1%. For the year-to-date period through October the Russell 2000 Index (+17.19%) now trails the Russell 1000 Index (+23.18%) by 599 basis points (or “bps”) and the S&P 500 Index (+22.6%) by 630 bps. Notably, according to an October 5, 2021 report from Furey Research Partners, the S&P 500 hit its 54th new all-time high of the year on September 2nd, which is the fourth highest total of new all-time highs in a year going back to 1928. Conversely, the Russell 2000 has achieved only 13 new all-time highs this year (last accomplished on 3/15/21) marking the largest divergence between the number of Russell 2000 and S&P 500 new all-time highs since 2014 when the S&P 500 hit 53 new highs and the Russell 2000 made only ten. According to the same report, if this pattern holds, this would make the third consecutive year that the Russell 2000 is posting fewer new all-time highs than the S&P 500, which would be unprecedented in the over 40-year history of the Russell 2000 Index.

The noteworthy divergences in performance extend beyond capitalization to style as value stocks have continued to lead the market, with the Russell 2000 Value Index and Russell 2000 Growth Index gaining +3.22% and +0.44% respectively for the trailing 6-month period ended October 31, 2021. Year-to-date through October 31, 2021, the Russell 2000 Growth (+7.64%) has lagged the Russell 2000 Value (+27.60%) by approximately 1996 bps.

Investment Analysis

On a relative basis, the Emerald Growth Fund outpaced the Russell 2000 Growth benchmark for the trailing period ended October 31, 2021 driven largely by allocation effect. At the sector level, the portfolio experienced relative outperformance within the financials, technology, and consumer discretionary sectors, which more than offset relative underperformance within the healthcare, utilities and real estate sectors.

The financial sector was the largest contributor to return for the trailing period driven largely by allocation effect (the allocation effect refers to the returns generated by allocating portfolio weights to specific segments, sectors, or industries). At the industry level, holdings within the diversified financial services, property and casualty insurance, full line insurance and banking industries were the most notable contributors to return. Performance within the technology sector also contributed positively to return driven by stock selection within the software, semiconductor and computer services industries. Holdings within the consumer discretionary sector also contributed to the portfolio’s relative outperformance for the period, driven by stock selection within the specialty retail, casinos and gambling, and apparel retailers industries.

The positive contribution from the aforementioned sectors, was partially offset by the relative underperformance within the healthcare, utilities and real estate sectors driven by a combination of allocation effect and stock selection. Of the aforementioned underperforming sectors, performance within the healthcare sector proved most challenging, due primarily to challenging stock selection within the medical supplies industry. Within the utilities sector, the portfolio’s underweighting was the largest detractor to return, as Emerald elected to deploy the Fund’s assets to higher growth businesses which fell outside of the utilities sector.

As of October 31, 2021, the Growth Fund’s portfolio held the largest active exposures in the financials, consumer discretionary, industrials and consumer staples sectors. Thoughts on those sectors and other notable areas of exposure are highlighted below.

•	The financial services sector, comprised of holdings within the bank, full line insurance, investment services, property and casualty insurance and life industries, was the portfolio’s largest relative overweight position at period-end. Emerald maintained the Growth Fund’s exposure to holdings within the banking industry as we currently anticipate a resumption in the steepening of the yield curve and a better credit backdrop with the aid of stimulus should be beneficial to earnings growth. In addition, Emerald has placed specific emphasis on those banks that we believe are positioned to drive a meaningful improvement in their efficiency ratios.

•	The Fund also held an overweight position within the consumer discretionary sector. The overweight is comprised of a diverse subset of holdings within the educational services, specialty retail, recreational services, recreational products, restaurants, casinos and gambling, and auto parts industries among others. With the economy now open, vaccines widely distributed, the labor market recovering and

Semi-Annual Report | October 31, 2021	1

Emerald Growth Fund	Manager Commentary
October 31, 2021 (Unaudited)

consumer net worth continuing to rise, we believe the outlook for consumer spending remains attractive and believe there remains meaningful opportunity for share gains for those companies offering differentiated products/services with strong value propositions.

•	The Fund’s portfolio exited October with an overweight position to the consumer staples sector. The overweight primarily consists of select niche opportunities in what we believe to be disruptive category leaders with innovative product offerings and above average growth prospects that are aligned with emerging consumer trends in the food and beverage industries. Specific areas include pet food, nutritional snacking, active nutrition and “better-for-you” beverages.

•	The Fund also exited the period with an overweight position to the industrials sector. The overweight was comprised of a diverse subset of holdings within the professional business support services, building materials, industrial machinery, engineering and contracting services and transportations services aerospace industries, among others, that, in our opinion, are poised to benefit from a combination of the cyclical recovery in the economy and company specific business initiatives that we believe will collectively translate to industry leading growth in revenue and earnings.

•	As it relates to the technology sector, the Fund’s portfolio exited October with technology sector positioning largely in-line with the Russell Index benchmark. The technology sector weighting on an absolute basis remained the second largest nominal portfolio weight behind the healthcare sector. Within the technology sector, the computer software industry remained the Fund portfolio’s largest total and active exposure. The global pandemic accelerated the adoption of ecommerce, digital forms of entertainment (video games, streaming, etc…), technology infrastructure upgrades, and a diverse array of cybersecurity and cloud-related software opportunities that are enabling digital transformation. We also believe that industry fundamentals for both hardware and software will continue to benefit from a number of tailwinds including 1) an improving economic environment, 2) healthy IT spending by corporations and 3) investment in large digital transformation projects by medium and large enterprises. In addition, we continue to see a strong rebound in industrial and automotive production, though significant supply constraints are now manifest in the global tech supply chain. With demand still significantly outstripping supply, we continue to monitor the nuanced supply side dynamics including geopolitical and supply chain risk.

•	The healthcare sector, while underweight relative to the benchmark, also remained an area of considerable nominal exposure within the Fund’s portfolio as of October 31, 2021. The portfolio’s underweight to the healthcare sector is driven largely by the portfolio’s relative underweight position to the biotechnology industry. Emerald believes performance within the biotech industry has been challenged on a year-to-date basis for a number of reasons including: rare disease niches getting crowded with competition, risks around governments recognizing intellectual property, record setting IPO and secondary offerings, fear of rising interest rates, lack of leadership at the FDA, uncertainty regarding the FDA’s willingness to approve new drugs given the agency’s recent issuance of several high profile complete response letters or delayed regulatory actions, less M&A activity possibly driven by a tougher FTC, and the seemingly never ending discussion of drug pricing. In addition to the issue of so much supply, we believe that the small cap biotech industry has surpassed peak return on investment. Further, we continue to look for differentiated opportunities with moats to protect the business from competition. We believe M&A is required to get the sector moving in the right direction. While all of these factors have been gating factors to the Fund portfolio’s relative positioning, the biotechnology industry remained an area of considerable nominal exposure within the portfolio. We continue to look for innovative therapeutics that can command premium pricing, driven by their unequivocal clinical data, and we are seeing opportunities in innovative therapeutic areas including cell therapy and gene editing. Rounding out the portfolio’s healthcare sector exposure are niche opportunities within the pharmaceutical, medical equipment, medical services, health care services and medical supplies industries.

Market Outlook

Looking to the balance of the year 2021 and beyond, Emerald remains confident that above trend domestic economic growth is poised to continue into 2022. Although third quarter GDP growth weakened more meaningfully than anticipated, we believe high frequency economic indicators are demonstrating a strong sequential acceleration with the Atlanta Fed GDPNow forecast for 4Q2021 GDP growth currently tracking at 8.2% as of November 10, 2021. While supply chain bottlenecks are likely to continue to present headwinds to growth, with inventory to sales ratios tracking at near historic lows we believe the rebuilding of inventory levels will ultimately contribute to GDP growth as supply chain pressures ease throughout 2022.

Further, while there have been some concerns regarding the sustainability of consumer spending as the benefits from stimulus subside, we believe consumer spending should remain supportive of above trend economic growth throughout 2022. Consumer net worth is surging, wages are on the rise, unemployment continues to trend lower, U.S job openings are tracking at historical highs and cumulative excess savings stands at approximately $2.4 trillion, according to a September 15, 2021 report from Dubravko Lakos-Bujas of JP Morgan, leaving the consumer with plenty of dry powder to support further spending growth. Our view is that the outlook for business investment remains similarly encouraging given the strong growth in corporate earnings and profitability, rising cash levels and easy lending conditions, all of which should be supportive of ongoing strength in capital expenditures.

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
October 31, 2021 (Unaudited)

Forecasted earnings growth for 2021 continues to move higher with estimates for Russell 2000 earnings growth relative to 2019 now at +47.8%, according to a November 2, 2021 report from Steve DeSanctis of Jefferies. The Jefferies outlook for 2022 remains similarly encouraging with small capitalization earnings projected to grow by +17.2% year over year, substantially better than the +10.1% and +8.0% growth projected for mid-cap and large capitalization stocks respectively. Valuations continue to remain supportive with the relative valuation of the Russell 2000 standing in the 33rd percentile relative to the Russell 1000, trading at a discount to the long-term averages when measuring trailing P/E and price to book.

Further, while there continues to be much discussion around the level of absolute valuations, M&A activity remains at a record setting pace. According to an October 4, 2021 report from Goldman Sachs, the year to date strength in merger and acquisition activity continued through the third quarter with more than $1.11 trillion of combined strategic and sponsor M&A announced by North American and European acquirers. Notably, this was the most active quarter since the second quarter of 2007. On a year-to-date basis, with more than $3.24 trillion of M&A announced, 2021 has already exceeded the post-Global Financial Crisis full-year record set in 2015 of $2.9 trillion, and appears to be on track to surpass the record high $3.4 trillion in M&A volume set in 2007. We expect a robust M&A backdrop to remain supportive of valuations.

That being said, while we continue to be optimistic regarding the durability of above trend growth and the opportunity we are seeing in the small capitalization universe, risks to this outlook remain. Specifically, we believe there remains residual uncertainty in the market as it relates to the evolution of COVID-19, the pace and durability of price inflation, the path of monetary policy, the resolution of the debt ceiling extension, the ultimate size and scope of infrastructure spend and related tax policy, the steady stream of initial public offerings, slowing economic momentum in China as well as rising geopolitical uncertainty across the globe.

Notwithstanding the risk outlined above, Emerald remains vigilant and focused on utilizing our fundamental bottom up research process to identify what we see as the most attractive growth opportunities within the small capitalization universe.

Top Contributors	Top Detractors
Rapid7 Inc.	Organogenesis Holdings Inc.
Perficient Inc.	Chegg Inc.
Tetra Tech Inc.	MediaAlpha Inc.
Moelis & Co.	Freshpet Inc.
Dick’s Sporting Goods Inc.	Voyager Digital Ltd.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Semi-Annual Report | October 31, 2021	3

Emerald Growth Fund	Manager Commentary
October 31, 2021 (Unaudited)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
October 31, 2021 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Rapid7, Inc.	3.17%
Chart Industries, Inc.	2.54%
MACOM Technology Solutions Holdings, Inc.	2.50%
Freshpet, Inc.	2.46%
Varonis Systems, Inc.	2.33%
Tetra Tech, Inc.	2.28%
Perficient, Inc.	1.94%
Churchill Downs, Inc.	1.94%
Moelis & Co.	1.92%
Simply Good Foods Co.	1.86%
Top Ten Holdings	22.94%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Technology	21.49%
Health Care	19.25%
Consumer Discretionary	18.67%
Industrials	16.62%
Financials	13.40%
Consumer Staples	4.85%
Basic Materials	1.61%
Telecommunications	1.34%
Real Estate	1.07%
Energy	0.96%
Utilities	0.29%
Cash, Cash Equivalents, & Other Net Assets	0.45%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2021)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	1.19%	35.53%	20.21%	19.50%	16.40%	12.06%	1.01%	1.01%
Class A (LOAD)	-3.62%	29.08%	18.27%	18.35%	15.83%	11.88%	1.01%	1.01%
Russell 2000® Growth Index(3)	0.44%	38.45%	18.64%	17.90%	14.57%	9.29%
Class C (NAV)	0.86%	34.64%	19.44%	18.72%	15.65%	7.99%	1.66%	1.66%
Class C (LOAD)	-0.14%	33.64%	19.44%	18.72%	15.65%	7.99%	1.66%	1.66%
Russell 2000® Growth Index(3)	0.44%	38.45%	18.64%	17.90%	14.57%	9.29%
Investor Class	1.16%	35.49%	20.17%	19.45%	16.36%	13.73%	1.06%	1.06%
Russell 2000® Growth Index(3)	0.44%	38.45%	18.64%	17.90%	14.57%	9.29%
Institutional Class	1.36%	35.98%	20.60%	19.88%	16.77%	16.21%	0.71%	0.71%
Russell 2000® Growth Index(3)	0.44%	38.45%	18.64%	17.90%	14.57%	9.29%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2021	5

Emerald Growth Fund	Manager Commentary
October 31, 2021 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2021)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
October 31, 2021 (Unaudited)

Dear Shareholder:

Investment Results

The performance of the Emerald Insights Fund Class A Shares (without the sales load) for the six months ended October 31, 2021 reflected a return of +9.27%, falling short of the Russell 3000 Growth Index (the “Index”), the Insights Fund’s primary benchmark return of +14.17% by 490 basis points. Performance was driven by strength in Energy, Technology, and Consumer Staples and offset by weakness in Consumer Discretionary, Healthcare, and Materials.

Investment Analysis

After posting a 12 month return for the period ended April 30, 2021 which outperformed the benchmark by 2,976 basis points, the Insights Fund gave back some performance during this reporting period for the six months ended October 31, 2021. A number of fast-growing small-cap holdings detracted from performance as the small-cap universe, and growth stocks in general, underperformed the Index.

As we have discussed previously [in prior shareholder communications], our “Flexible Barbell” approach to portfolio construction allowed us to adjust as the period progressed and the Fund outpaced the Russell 3000 Growth Index benchmark in the second half of this six-month reporting period while remaining consistent with our core strategy.

Over the past one-and-one-half years, we have attempted to position the Insights Fund’s portfolio with several theses in mind: 1) the impact of COVID-19 would be transitory and selected reopening plays with under-appreciated operating and financial leverage would outperform; 2) Inflation would be higher and of longer duration than expected; 3) Interest rates would be hard pressed to stay at extreme low levels; and 4) the strong IPO market, coupled with high liquidity would have an impact on lower quality non-earning securities. Accordingly, we increased our exposure to reopening plays, energy, and cyclicals, with a bias towards small caps and decreased our exposure to non-earners such as smaller biotech names. Throughout all of this, we have worked within the parameters of our benchmark index by investing in some of our favorite secular growth themes and megacap names.

Market Outlook

Currently, we continue to project earnings, especially for small caps and cyclicals, will be at elevated levels coming off the pandemic lows. Our view is that earnings projections for 2022 also favor small caps and earnings revision tends for cyclicals continue to accelerate vs. secular growers. Areas of concern are a globally stressed supply chain and labor force availability, with few companies immune to these issues which may last well into 2022 and beyond. While valuations tend to be a secondary concern for us when building portfolios – expected durable growth being the primary factor of focus -- valuations do matter related to both positioning and dispersions. We continue to seek to structure our portfolio such that the Insights Fund trades at valuation levels lower than the benchmark on a forward P/E, P/S, P/B, and P/CF* level and we believe valuation will continue to matter, as it has over the past two years.

Since the inception of the Insights Fund, we have employed what we believe is a simple, yet effective strategy: Invest in innovative companies with strong management teams that are number one or two in their respective industries, with disruptive business models, significant competitive moats and durable, often under-appreciated expected growth rates. At the same time, we seek industries and companies with wide valuation dispersions that are unfairly discounted by the market.

By using our “Flexible Barbell” approach to portfolio construction, coupled with Emerald’s long-standing fundamental research focus, we believe the portfolio should withstand short-term volatility and, over time, perform well vs. the Fund’s Russell 3000 Growth Index benchmark. We remain optimistic that this tumultuous period of external-factor-influenced investor behavior will eventually subside and valuation and investment performance dispersion will persist. We continue to seek to manage risks with a consistent view toward fundamental growth and remind ourselves that successful investing is a marathon, not a sprint.

Semi-Annual Report | October 31, 2021	7

Emerald Insights Fund	Manager Commentary
October 31, 2021 (Unaudited)

Top Contributors	Top Detractors
NVIDIA Corporation	Voyager Digital, Ltd.
Microsoft Corporation	Chegg, Inc.
Alphabet Inc.	Scotts Miracle-Gro Company
Apple Inc.	EverQuote, Inc.
HubSpot, Inc.	Atea Pharmaceuticals, Inc.

David A. Volpe, CFA	Stephen L. Amsterdam	Joseph Hovorka
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

*	P/E Ratio: The Price/Earnings (P/E) ratio is a valuation metric that assesses how many dollars investors are willing to pay for one dollar of a company’s earnings. It is calculated by dividing a stock’s price by the company’s trailing 12-month earnings per share from continuous operations.

Price/Book Ratio: The price/book (P/B) ratio of a fund is the weighted average of the price/book ratios of all the stocks in a fund's portfolio. Book value is the total assets of a company, less total liabilities (sometimes referred to as carrying value). A company's book value is calculated by dividing the market price of its outstanding stock by the company's book value, and then adjusting for the number of shares outstanding (Stocks with negative book values are excluded from this calculation.).

Price-to-Sales Ratio: The price-to-sales (P/S) ratio is a valuation metric that compares a company’s stock price to its revenues. It is an indicator of the value that financial markets have placed on each dollar of a company’s sales or revenues. The ratio shows how much investors are willing to pay per dollar of sales. It can be calculated either by dividing the company’s market capitalization by its total sales over a designated period or on a per-share basis by dividing the stock price by sales per share.

Price-to-Cash Flow Ratio: The price-to-cash flow (P/CF) ratio is a stock valuation indicator or multiple that measures the value of a stock’s price relative to its operating cash flow per share. The ratio uses operating cash flow (OCF), which adds back non-cash expenses such as depreciation and amortization to net income.

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

8	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
October 31, 2021 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Microsoft Corp.	8.14%
Apple, Inc.	8.02%
Alphabet, Inc.	5.19%
Amazon.com, Inc.	4.97%
NVIDIA Corp.	4.91%
Meta Platforms, Inc.	2.94%
SeaWorld Entertainment, Inc.	2.29%
Varonis Systems, Inc.	2.05%
HubSpot, Inc.	1.97%
Horizon Therapeutics PLC	1.93%
Top Ten Holdings	42.41%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Technology	42.64%
Consumer Discretionary	22.07%
Industrials	11.81%
Health Care	7.09%
Financial Services	6.91%
Energy	4.68%
Basic Materials	1.84%
Consumer Staples	1.75%
Real Estate	0.85%
Cash, Cash Equivalents, & Other Net Assets	0.36%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2021)

	6 Month	1 Year	3 Year	5 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	9.27%	53.89%	32.70%	25.10%	16.70%	1.93%	1.36%
Class A (LOAD)	4.06%	46.60%	30.58%	23.88%	15.92%	1.93%	1.36%
Russell 3000® Growth Index(3)	14.17%	42.81%	28.66%	24.96%	19.27%
Class C (NAV)	8.94%	52.84%	31.85%	24.28%	15.92%	2.58%	2.01%
Class C (LOAD)	7.94%	51.84%	31.85%	24.28%	15.92%	2.58%	2.01%
Russell 3000® Growth Index(3)	14.17%	42.81%	28.66%	24.96%	19.27%
Investor Class	9.22%	53.77%	32.66%	25.03%	16.62%	1.99%	1.41%
Russell 3000® Growth Index(3)	14.17%	42.81%	28.66%	24.96%	19.27%
Institutional Class	9.43%	54.31%	33.10%	25.46%	17.03%	1.62%	1.06%
Russell 3000® Growth Index(3)	14.17%	42.81%	28.66%	24.96%	19.27%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Semi-Annual Report | October 31, 2021	9

Emerald Insights Fund	Manager Commentary
October 31, 2021 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2021)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

10	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2021 (Unaudited)

Dear Shareholder:

This is our first letter to shareholders since the name change of the Fund to the Emerald Finance & Banking Innovation Fund in September. The Fund’s investment adviser believes that the banking and financial services industries are undergoing a period of dynamic change as newer technologies spur consolidation, disruption, consumer disintermediation and an upending of the traditional retail business model. We believe this creates a compelling opportunity to identify and invest in the innovators leading this structural transformation.

As a result, the Fund has increased its investment in companies the Adviser sees as at the forefront of these disruptive technologies, many of which center around the broad themes of Distributed Ledger Technology (DLT) and Decentralized Finance (DeFi). Some observers mistakenly label these investments as “cryptocurrency” – which they are not. Cryptocurrency is a very specific product based on DLT – but DLT is a much broader and diverse technology that is being adopted and adapted across the banking and financial services industries.

Importantly, the Fund continues follow its investment strategy of investing a minimum of 80% of its net assets in companies principally engaged in the banking and financial services industries. On the other hand, as our new name suggests, we are now focused on a number of banking and financial services companies spurring innovation in specific themes and industry groups, such as Asset Managers, Digital Exchanges and Wallets, Banking-as-a-Service and Technology-Focused Banks, as discussed in greater detail below.

Investment Results

The performance of the Emerald Finance and Banking Innovation Fund Class A Shares (without the sales load) for the six months ended October 31, 2021 reflected a return of +22.62%, surpassing the Russell 2000 Index benchmark return of +1.85% and the Russell 2000 Financial Services Index benchmark return of +6.15%.

Investment Analysis

While essentially shutting the economy down during the pandemic did not lead to the increased loan losses that we expected, we believe that the six months ended October 31, 2021 have shown investors that the steps taken by the government to avoid the expected credit deterioration will have lingering effects on the banking industry.

We believe that the U.S. government’s efforts to flood the markets with cash in the aftermath of the COVID-19 pandemic has indeed kept many borrowers afloat but it has also resulted in the banks being “flush” with excess liquidity. We believe this excess liquidity will be a drag on net interest margins for the next six months. Excess liquidity however, is not the only long lasting pandemic effect on banks.

We also believe the homebound aspect of the pandemic accelerated the trend of banking customers moving to conduct business through digital channels, including those offered by financial technology companies, or “fintechs”. We believe that banks must invest in technology beyond the technology offerings provided by the “big three” core banking system providers to remain competitive with these cutting edge financial services companies. Banks must create an offering that is as frictionless as the fintechs while providing multiple payment and financial services capabilities in one “super app,” as we believe future interactions with banks and other financial services providers will take place more on your phone or other device than in a bank branch or office.

Bank M&A activity has outpaced pre-pandemic levels over the last six months and we believe M&A will continue to heat up as institutions seek scale to combat not only the need to invest a higher percentage of revenue in technology but also the “lower longer” rate environment that we have been in since the Great Financial Crisis of 2007-08.

According to S&P Global, U.S. bank M&A deal value has already surpassed 2019's full-year level and has become the biggest year for U.S. bank M&A since 2007. As of November 3, 2021, sixteen deals have been announced since the beginning of October for a combined value of $6.63 billion, driving 2021's total to $58.58 billion. The median deal value-to-tangible book value ratio for 2021 deal announcements rose to 152.5%, up from 136.3% for all of 2020.

According to S&P Global, bank mergers as measured by deal value are now tracking at the highest levels since the Great Financial Crisis. In fact, 2021 year-to-date deal value on both an absolute and annualized basis is tracking substantially ahead of 2020; furthermore, deal value on an annualized basis is tracking ahead of deal value levels for the last 13 years, from 2008-2020. While we are not suggesting that we will go back to 2007 pricing levels, we note that 2007 recorded $73.3B in deal value, median 228% price-to-tangible book value, median 25.2x P/E multiple and a 15.5% deal-core deposit premium. We continue to believe that deal value will ramp higher as stock prices, which are acquisition currencies, remain strong.

Semi-Annual Report | October 31, 2021	11

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2021 (Unaudited)

Reduced credit concerns have serial acquirers active once again. We believe that potential sellers see transactions as a way to mitigate revenue headwinds from excess liquidity and low interest rates by cutting costs, including through branch rationalization. As branch traffic continues its multi-year decline, digital channels have become the preferred method of banking. We believe many management teams will see M&A as a way to right size their costly branch networks while making necessary technology investments that enable more effective competition with fintechs.

It appears that the pandemic accelerated digital finance adoption. Several fintech companies saw major spikes in new users early in the pandemic as customers shifted toward digital channels to handle transactions and obtain stimulus payments. Mobile payment platforms built on the momentum by adding nonpayment services like direct deposit or stock trading, hoping to transform themselves more rapidly into mobile financial hubs or “super apps.” The goal is to increase user engagement, especially into higher-margin products and services.

Fintechs hope that if consumers see utility in the wider array of products and services, consumers will store larger amounts of money within the platforms for longer periods of time. Larger account balances should boost profitability by driving greater engagement with the platforms’ expanding suites of payment and banking products and should lower the cost of facilitating transactions for payment providers. Transactions that occur within a bank’s network are generally cheaper to facilitate than wire and ACH transactions or those backed by credit and debit cards.

We believe the fintechs will continue to build payment platforms, provide more banking-like services, and upgrade apps to rebrand them as mobile financial hubs, which should augment the perceived value of these apps and support engagement. These efforts should translate into higher dollar amounts being stored therein, putting fintechs more firmly in competition with traditional banks.

We also believe a relevant question is whether the growth potential of fintech could be, in part, the consequence of lighter regulatory requirements compared with those for incumbent players such as banks. The banking industry has frequently stressed that regulation could promote a level playing field through the adoption of an activity-based approach, as opposed to an entity-based one. That would mean imposing similar requirements upon all active players in a particular market segment, regardless of the legal nature or other characteristics of those entities and, in particular, whether or not they hold a banking license.

Market Outlook

While banks appear to have successfully navigated the “pandemic” to date and have outperformed the “broader market” in 2021, we believe the future of “banking” as we know it remains challenging. We believe the banking sector as a whole will need to increase their rate of adoption of new technologies and look to technology as an investment rather than an expense. We believe banks must move beyond the a-la-carte technology offerings provided by the big three core banking system providers (Fiserv, FIS and Jack Henry), and look to create a differentiated experience driven by technology. In fact, it is even possible that every bank designed for success in the twentieth century will be designed to fail in the twenty-first century without significant changes.

It is a rare exception in history when a monopoly company or institutions that are not allowed to fail respond by doing what is necessary to stay relevant in the future. Transition requires long-term thinking. It requires going against the grain of where the current market and profits are. Bets on the future are invariably bets against where the market is today. To make such a bet in light of immediate short-term demands of investors and stakeholders requires bold leadership, and time.

We believe Emerald’s research process will allow us to identify and invest in those banks that are making the necessary strategic decisions for the future. There will be winners and losers. We are focused on those financial innovation companies driving what we believe will be a “sea change” in the financial services industry. Moving forward we will dedicate more of our commentary to our “call to action” for banks and financial innovation companies and what we see as the requisites for future success.

The portfolio’s recent movement toward cutting edge innovation in the banking and financial services industry has included greater interest in the digital asset mining industry. We believe digital miners are the distributed ledger technology (DLT) equivalents of Visa or MasterCard in traditional banking markets, as the “transaction rails” for DLT comparable to Visa and MasterCard as the “payment rails” for most credit card transactions. We also believe that the digital asset mining industry is in the midst of a change in leadership that has provided significant upside opportunities to miners based in the United States.

China’s digital mining exodus this year represents a significant opportunity for bitcoin miners around the world. As China-based digital miners were forced offline, hash rates plummeted (hash rate is the measuring unit of the processing power of the Bitcoin network). Before the ban, China was by far the largest digital mining country in the world, with an estimated 65% of the world’s hash rate, and this was reflected in subsequent data. Hash rate dropped as much as 55% from its spring peak. It has now recovered to 75% of its original value driven primarily by new miner deployments in regions such as the United States. Not only have we seen the network hash rate continue its aggressive recovery over the last few months, but also we have seen large growth in public bitcoin miner production with major mining opportunities unfolding, especially in the United States. According to the Luxor Mining Hashrate Index Report for Q32021, "Collectively in Q3, these miners (U.S. Miners) mined 79% more bitcoin

12	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2021 (Unaudited)

than they did in Q2 and 155% more than they mined in Q1." Luxor also expects global hashrate to reach previous all-time high levels in Q4 of 185 exahashes per second, which would be a 215% increase from July lows. Currently we are around 143 EH/s.

Data from Foundry USA, one of the largest digital mining pools in the world with 9-10% of hash rate, shows the United States has nearly a third of global hash rate with New York, Texas, Kentucky and Georgia amongst the top digital mining states in their mining pool. Foundry’s latest data roughly estimates a doubling in U.S. hash rate using the Cambridge Bitcoin Electricity Consumption Index’s data from April 2021. We believe that significant upside to earnings estimates exist throughout 2022 for U.S. based digital asset miners that successfully capture hash rate.

We believe that there is a lack of sell side research focused on distributed ledger technology and the digital asset industry thus creating an inefficient market with most publicly traded companies followed by one analyst – or none. We believe this lack of “Wall Street” knowledge presents an opportunity for Emerald’s research process to provide unique opportunities for the Emerald Financial & Banking Innovation Fund.

Top Contributors	Top Detractors
LendingClub Corp.	Voyager Digital Ltd. (CAN)
Support.com Inc.	Cipher Mining Inc.
Silvergate Capital Corp.	Defi Technologies Inc.
Applied Blockchain Inc..	SoFi Technologies Inc.
The Bancorp Inc.	Voyager Digital Ltd. (US)

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Finance & Banking Innovation Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2019.

Semi-Annual Report | October 31, 2021	13

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2021 (Unaudited)

The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

14	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2021 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

LendingClub Corp.	4.96%
Triumph Bancorp, Inc.	4.12%
Bancorp, Inc.	3.91%
Silvergate Capital Corp.	3.80%
Galaxy Digital Holdings, Ltd.	3.51%
Signature Bank	3.46%
ECN Capital Corp.	3.17%
Live Oak Bancshares, Inc.	2.87%
Voyager Digital, Ltd.	2.87%
Marathon Digital Holdings, Inc.	2.85%
Top Ten Holdings	35.52%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks	38.47%
Investment Services	21.19%
Consumer Lending	8.62%
Asset Managers And Custodians	5.91%
Transaction Processing Services	5.76%
Financial Data Providers	5.32%
Other Specialty REITs	2.41%
Property And Casualty Insurance	1.90%
Software	1.60%
Technology	1.48%
Diversified Financial Services	1.42%
SPAC	1.25%
Mortgage Reits: Diversified	0.97%
Electronic Equipment: Gauges And Meters	0.22%
Warrants	0.54%
Cash, Cash Equivalents, & Other Net Assets	2.94%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended October 31, 2021)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Ratio Gross(2)	Net(2)
Class A (NAV)	22.62%	126.64%	23.42%	20.31%	18.71%	10.71%	1.59%	1.59%
Class A (LOAD)	16.80%	115.88%	21.43%	19.15%	18.14%	10.49%	1.59%	1.59%
Russell 2000® Index(3)	1.85%	50.80%	16.47%	15.52%	13.50%	9.10%
Russell 2000® Financial Services Index(4)	6.15%	60.14%	12.89%	12.07%	13.33%	9.00%
Class C (NAV)	22.21%	125.16%	22.62%	19.53%	17.96%	10.96%	2.24%	2.24%
Class C (LOAD)	21.21%	124.16%	22.62%	19.53%	17.96%	10.96%	2.24%	2.24%
Russell 2000® Index(3)	1.85%	50.80%	16.47%	15.52%	13.50%	9.10%
Russell 2000® Financial Services Index(4)	6.15%	60.14%	12.89%	12.07%	13.33%	9.00%
Investor Class	22.61%	126.57%	23.38%	20.32%	18.74%	15.35%	1.63%	1.63%
Russell 2000® Index(3)	1.85%	50.80%	16.47%	15.52%	13.50%	9.10%
Russell 2000® Financial Services Index(4)	6.15%	60.14%	12.89%	12.07%	13.33%	9.00%
Institutional Class	22.83%	127.46%	23.86%	20.73%	—	18.22%	1.28%	1.28%
Russell 2000® Index(3)	1.85%	50.80%	16.47%	15.52%	13.50%	9.10%
Russell 2000® Financial Services Index(4)	6.15%	60.14%	12.89%	12.07%	13.33%	9.00%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses

Semi-Annual Report | October 31, 2021	15

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2021 (Unaudited)

in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000® Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

16	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
October 31, 2021 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2021)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2021	17

Emerald Funds	Disclosure of Fund Expenses
October 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2021 through October 31, 2021.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Expense Ratio(a)	Expense Paid During Period 5/01/21 - 10/31/21(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$1,010.70	1.00%	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09
Class C
Actual	$1,000.00	$1,007.60	1.66%	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	1.66%	$8.44
Institutional Class
Actual	$1,000.00	$1,012.50	0.68%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	0.68%	$3.47
Investor Class
Actual	$1,000.00	$1,010.50	1.04%	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	1.04%	$5.30

18	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
October 31, 2021 (Unaudited)

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Expense Ratio(a)	Expense Paid During Period 5/01/21 - 10/31/21(b)
Emerald Insights Fund
Class A
Actual	$1,000.00	$1,092.70	1.35%	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.35%	$6.87
Class C
Actual	$1,000.00	$1,089.40	2.00%	$10.53
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	2.00%	$10.16
Institutional Class
Actual	$1,000.00	$1,094.30	1.05%	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.05%	$5.35
Investor Class
Actual	$1,000.00	$1,092.20	1.40%	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12

Emerald Finance and Banking Innovation Fund
Class A
Actual	$1,000.00	$1,226.00	1.45%	$8.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38
Class C
Actual	$1,000.00	$1,222.10	2.10%	$11.76
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	2.10%	$10.66
Institutional Class
Actual	$1,000.00	$1,228.30	1.11%	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	1.11%	$5.65
Investor Class
Actual	$1,000.00	$1,225.80	1.48%	$8.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	1.48%	$7.53

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2021	19

Emerald Growth Fund	Schedule of Investments
October 31, 2021 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 99.55%
Basic Materials: 1.61%
460,545	Avient Corp.	$24,814,165

Consumer Discretionary: 18.67%
80,021	BJ's Restaurants, Inc.(a)	2,666,300
304,570	Chegg, Inc.(a)	18,103,641
130,024	Churchill Downs, Inc.	29,905,520
262,829	Chuy's Holdings, Inc.(a)	7,664,094
76,010	Cinemark Holdings, Inc.(a)	1,428,988
165,737	Dick's Sporting Goods, Inc.	20,586,193
1,058,579	Everi Holdings, Inc.(a)	25,405,896
92,734	Five Below, Inc.(a)	18,296,418
216,082	Jack in the Box, Inc.	21,381,314
400,758	National Vision Holdings, Inc.(a)	24,702,723
603,214	Noodles & Co.(a)	7,329,050
105,480	Petco Health & Wellness Company(a)	2,608,520
199,002	Planet Fitness, Inc., Class A(a)	15,830,609
840,092	PlayAGS, Inc.(a)	7,409,611
124,580	Portillo's, Inc.(a)	4,734,040
358,531	SeaWorld Entertainment, Inc.(a)	22,766,719
400,257	Tilly's, Inc., Class A	5,555,567
172,310	Udemy Inc(a)	4,738,525
125,546	Visteon Corp.(a)	14,209,296
156,910	Winnebago Industries, Inc.	10,621,238
224,096	YETI Holdings, Inc.(a)	22,035,360
		287,979,622

Consumer Staples: 4.85%
304,826	BellRing Brands, Inc., Class A(a)	8,175,433
243,555	Freshpet, Inc.(a)	37,972,660
722,996	Simply Good Foods Co.(a)	28,666,792
		74,814,885

Energy: 0.96%
150,753	Ameresco, Inc., Class A(a)	12,381,344
53,970	Cactus, Inc.	2,347,695
		14,729,039

Financial Services: 13.40%
730,176	BRP Group, Inc., Class A(a)	26,651,424
38,347	Customers Bancorp, Inc.(a)	2,043,512
1,182,409	Eastern Bankshares, Inc.	24,558,635
86,775	Enterprise Financial Services Corp.	4,080,160
176,547	Houlihan Lokey, Inc.	19,787,388
255,736	Live Oak Bancshares, Inc.	22,806,536
180,500	Mid Penn Bancorp, Inc.	5,057,610
406,204	Moelis & Co., Class A	29,547,279
586,542	Pacific Premier Bancorp, Inc.	24,628,899
251,212	Palomar Holdings, Inc.(a)	22,973,337
73,992	Silvergate Capital Corp., Class A(a)	11,588,627
311,670	Trinity Capital, Inc.	5,033,470

Shares		Value (Note 2)
Financial Services (continued)
66,962	Triumph Bancorp, Inc.(a)	$7,854,643
		206,611,520

Health Care: 19.25%
52,247	908 Devices, Inc.(a)	1,718,926
87,710	ACADIA Pharmaceuticals, Inc.(a)	1,574,395
578,032	Alkermes PLC(a)	17,508,589
350,741	Applied Therapeutics, Inc.(a)	5,145,370
415,210	Arrhythmia Research(a)	7,162,373
157,050	Arvinas, Inc.(a)	13,597,389
304,060	AtriCure, Inc.(a)	22,822,744
126,860	Biohaven Pharmaceutical Holding Co., Ltd.(a)	18,054,715
140,919	Blueprint Medicines Corp.(a)	15,851,978
445,807	Collegium Pharmaceutical, Inc.(a)	8,751,191
1,106,553	Curis, Inc.(a)	7,192,595
307,237	CVRx, Inc.(a)	5,195,378
223,213	Dicerna Pharmaceuticals, Inc.(a)	4,645,063
900,250	Gossamer Bio, Inc.(a)	11,181,105
274,568	Imago Biosciences, Inc.(a)	7,309,000
139,177	Integer Holdings Corp.(a)	12,528,714
25,514	Karuna Therapeutics, Inc.(a)	3,581,655
1,570,220	MannKind Corp.(a)	7,395,736
268,798	Merit Medical Systems, Inc.(a)	18,079,353
575,523	NeoGenomics, Inc.(a)	26,474,058
915,940	Organogenesis Holdings, Inc.(a)	10,057,021
133,889	Reata Pharmaceuticals, Inc., Class A(a)	12,854,683
598,407	Replimune Group, Inc.(a)	17,658,991
409,014	SeaSpine Holdings Corp.(a)	6,118,849
258,120	Thorne HealthTech, Inc.(a)	2,111,422
226,253	TransMedics Group, Inc.(a)	6,206,120
118,078	Treace Medical Concepts, Inc.(a)	2,722,879
26,698	Twist Bioscience Corp.(a)	3,171,722
106,024	United Therapeutics Corp.(a)	20,225,138
		296,897,152

Industrials: 16.62%
328,558	AZEK Co., Inc.(a)	12,054,793
175,000	Babcock & Wilcox Enterprises, Inc.(a)	1,195,250
221,062	Chart Industries, Inc.(a)	39,242,926
353,518	Echo Global Logistics, Inc.(a)	17,050,173
138,548	FARO Technologies, Inc.(a)	10,192,976
408,175	First Advantage Corp.(a)	7,632,873
132,719	Forward Air Corp.	13,346,223
334,829	Hayward Holdings, Inc.(a)	7,764,685
8,282	Herc Holdings, Inc.	1,507,655
878,394	Kratos Defense & Security Solutions, Inc.(a)	18,788,848
112,502	Masonite International Corp.(a)	13,501,365
313,591	Montrose Environmental Group, Inc.(a)	21,496,663
69,041	NV5 Global, Inc.(a)	7,189,239

20	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments
October 31, 2021 (Unaudited)

Shares		Value (Note 2)
Industrials (continued)
197,020	Sterling Check Corp.(a)	$4,226,079
100,285	Summit Materials, Inc., Class A(a)	3,575,160
200,489	Tetra Tech, Inc.	35,217,898
170,021	Trex Co., Inc.(a)	18,090,234
239,913	TriNet Group, Inc.(a)	24,291,191
		256,364,231

Real Estate: 1.07%
160,424	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,689,609
78,761	Ryman Hospitality Properties, Inc.(a)	6,737,216
		16,426,825

Technology: 21.49%
460,336	Cohu, Inc.(a)	14,749,166
185,551	Diodes, Inc.(a)	17,829,596
106,612	DoubleVerify Holdings, Inc.(a)	4,214,372
250,730	FormFactor, Inc.(a)	9,974,039
75,657	Jamf Holding Corp.(a)	3,605,056
224,158	Lattice Semiconductor Corp.(a)	15,565,532
113,185	LiveRamp Holdings, Inc.(a)	6,056,529
551,483	MACOM Technology Solutions Holdings, Inc.(a)	38,504,543
351,203	Model N, Inc.(a)	11,382,489
287,099	Onto Innovation, Inc.(a)	22,741,112
242,004	Perficient, Inc.(a)	29,911,694
125,839	Q2 Holdings, Inc.(a)	9,873,328
379,905	Rapid7, Inc.(a)	48,912,769
393,329	Sailpoint Technologies Holdings, Inc.(a)	18,871,926
241,564	Semtech Corp.(a)	20,540,187
354,497	SkyWater Technology, Inc.(a)	12,137,977
296,775	Super Micro Computer, Inc.(a)	10,502,867
555,810	Varonis Systems, Inc.(a)	35,983,139
		331,356,321

Telecommunications: 1.34%
150,223	Cogent Communications Holdings, Inc.	11,505,579
74,867	Shenandoah Telecommunications Co.	2,069,324
464,835	Viavi Solutions, Inc.(a)	7,158,459
		20,733,362

Utilities: 0.29%
332,010	Aris Water Solution, Inc.(a)	4,538,577

	Total Common Stocks
	(Cost $821,967,432)	1,535,265,699

Shares		Value (Note 2)
SHORT TERM INVESTMENTS: 0.67%
	First American Government
	Obligations Fund
10,285,214	0.040% (12/31/49)	$10,285,214

	Total Short Term Investments
	(Cost $10,285,214)	10,285,214

Total Investments: 100.22%
(Cost $832,252,646)		1,545,550,913

Liabilities In Excess Of Other Assets: (0.22)%		(3,356,293)
Net Assets: 100.00%		$1,542,194,620

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	21

Emerald Insights Fund	Schedule of Investments
October 31, 2021 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 99.64%
Basic Materials: 1.84%
4,164	MP Materials Corp.(a)	$140,951
2,106	Scotts Miracle-Gro Co.	312,657
		453,608

Consumer Discretionary: 22.07%
364	Amazon.com, Inc.(a)	1,227,565
107	Booking Holdings, Inc.(a)	259,023
6,272	Chegg, Inc.(a)	372,808
928	Churchill Downs, Inc.	213,440
17,757	Cinemark Holdings, Inc.(a)	333,832
3,560	Dick's Sporting Goods, Inc.	442,188
15,086	Everi Holdings, Inc.(a)	362,064
418	Home Depot, Inc.	155,387
1,791	Hyatt Hotels Corp., Class A(a)	152,593
915	NIKE, Inc., Class B	153,070
17,430	Petco Health & Wellness Company(a)	431,044
32,001	PlayAGS, Inc.(a)	282,249
8,915	SeaWorld Entertainment, Inc.(a)	566,102
1,236	TJX Cos., Inc.	80,946
1,445	Williams-Sonoma, Inc.	268,380
2,212	Winnebago Industries, Inc.	149,730
		5,450,421

Consumer Staples: 1.75%
741	Freshpet, Inc.(a)	115,529
4,576	Olaplex Holdings, Inc.(a)	127,716
3,206	Simply Good Foods Co.(a)	127,118
5,498	Zevia PBC, Class A(a)	61,523
		431,886

Energy: 4.68%
3,420	Cheniere Energy, Inc.	353,628
2,256	Diamondback Energy, Inc.	241,821
14,590	Gevo, Inc.(a)	105,486
2,818	Hess Corp.	232,682
68,652	TETRA Technologies, Inc.(a)	221,746
		1,155,363

Financial Services: 6.91%
1,814	Blackstone, Inc.	251,094
508	S&P Global, Inc.	240,873
2,528	Silvergate Capital Corp., Class A(a)	395,935
8,890	Stronghold Digital Mining, Inc.(a)	244,119
23,380	Voyager Digital, Ltd.(a)	361,221
1,839	Western Alliance Bancorp	213,490
		1,706,732

Health Care: 7.09%
6,740	ACADIA Pharmaceuticals, Inc.(a)	120,983
3,976	Atea Pharmaceuticals, Inc.(a)	46,281
11,876	Curis, Inc.(a)	77,194
3,967	Horizon Therapeutics PLC(a)	475,683

Shares		Value (Note 2)
Health Care (continued)
1,768	Integer Holdings Corp.(a)	$159,155
2,311	Reata Pharmaceuticals, Inc., Class A(a)	221,879
2,278	United Therapeutics Corp.(a)	434,551
677	Veeva Systems, Inc., Class A(a)	214,616
		1,750,342

Industrials: 11.81%
40,327	Babcock & Wilcox Enterprises, Inc.(a)	275,433
5,427	Byrna Technologies, Inc.(a)	91,445
2,471	Chart Industries, Inc.(a)	438,652
1,501	Crown Holdings, Inc.	156,089
6,076	First Advantage Corp.(a)	113,621
694	Generac Holdings, Inc.(a)	346,001
2,393	GXO Logistics, Inc.(a)	212,498
4,673	Kratos Defense & Security Solutions, Inc.(a)	99,956
1,995	PayPal Holdings, Inc.(a)	464,017
170	Square, Inc., Class A(a)	43,265
3,560	Sterling Check Corp.(a)	76,362
1,927	Trex Co., Inc.(a)	205,033
1,148	Visa, Inc., Class A	243,112
1,784	XPO Logistics, Inc.(a)	153,067
		2,918,551

Real Estate: 0.85%
2,451	CoStar Group, Inc.(a)	210,908

Technology: 42.64%
255	Adobe, Inc.(a)	165,842
843	Advanced Micro Devices, Inc.(a)	101,354
433	Alphabet, Inc., Class A(a)	1,282,078
13,220	Apple, Inc.	1,980,356
5,771	Cohu, Inc.(a)	184,903
628	Crowdstrike Holdings, Inc., Class A(a)	176,970
1,195	DocuSign, Inc.(a)	332,557
9,676	Ebix, Inc.	317,470
601	HubSpot, Inc.(a)	486,948
2,242	Meta Platforms, Inc., Class A(a)	725,444
6,065	Microsoft Corp.	2,011,275
306	Mongodb Inc(a)	159,515
4,744	NVIDIA Corp.	1,212,899
9,034	Pure Storage, Inc., Class A(a)	242,653
6,893	SkyWater Technology, Inc.(a)	236,016
1,020	Teradyne, Inc.	141,005
917	UiPath, Inc., Class A(a)	46,079
7,833	Varonis Systems, Inc.(a)	507,108
8,027	ZipRecruiter, Inc., Class A(a)	222,990
		10,533,462

	Total Common Stocks
	(Cost $14,670,805)	24,611,273

22	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments
October 31, 2021 (Unaudited)

Shares		Value (Note 2)
SHORT TERM INVESTMENTS: 0.95%
236,045	First American Government Obligations Fund 0.040% (12/31/49)	$236,045

	Total Short Term Investments
	(Cost $236,045)	236,045

Total Investments: 100.59%
(Cost $14,906,850)		24,847,318

Liabilities In Excess Of Other Assets: (0.59)%		(146,175)
Net Assets: 100.00%		$24,701,143

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	23

Emerald Finance & Banking Innovation Fund	Schedule of Investments
October 31, 2021 (Unaudited)

Shares		Value (Note 2)
COMMON STOCKS: 92.92%
Financial Services: 80.20%
Asset Managers And Custodians: 2.31%
328,500	Blue Owl Capital, Inc.	$5,663,340
387,930	Ether Capital Corp.(a)	1,502,569
32,300	Trinity Capital, Inc.	521,645
		7,687,554

Banks: 38.47%
62,003	Axos Financial, Inc.(a)	3,286,159
426,754	Bancorp, Inc.(a)	13,037,335
91,895	Coastal Financial Corp.(a)	3,496,605
26,842	Community Heritage Financial, Inc.	651,589
145,181	Customers Bancorp, Inc.(a)	7,736,695
98,840	Eastern Bankshares, Inc.	2,052,907
40,740	First Financial Bankshares, Inc.	2,066,333
80,030	First Foundation, Inc.	2,129,598
29,795	First Republic Bank	6,445,552
102,736	Flagstar Bancorp, Inc.	4,848,112
107,294	Live Oak Bancshares, Inc.	9,568,479
53	Mechanics Bank/Walnut Creek CA	1,669,500
50,200	Meta Financial Group, Inc.	2,783,088
64,755	Metropolitan Bank Holding Corp.(a)	5,883,639
73,048	National Bank Holdings Corp.	3,168,092
83,280	Pacific Premier Bancorp, Inc.	3,496,927
73,480	Provident Bancorp, Inc.	1,324,110
32,928	ServisFirst Bancshares, Inc.	2,644,448
38,785	Signature Bank	11,550,949
80,966	Silvergate Capital Corp., Class A(a)	12,680,895
10,776	SVB Financial Group(a)	7,730,702
117,206	Triumph Bancorp, Inc.(a)	13,748,264
54,030	Western Alliance Bancorp	6,272,343
		128,272,321

Consumer Lending: 8.62%
1,216,580	ECN Capital Corp.	10,577,247
360,092	LendingClub Corp.(a)	16,549,828
198,077	OppFi, Inc.(a)	1,267,693
16,297	SoFi Technologies, Inc.(a)	327,407
		28,722,175

Diversified Financial Services: 1.42%
922,950	Bitfarms, Ltd.(a)	4,725,504

Financial Data Providers: 5.32%
66,877	Bakkt Holdings, Inc.(a)	2,843,610
772,040	Banxa Holdings, Inc.(a)	2,231,196
77,691	BTCS, Inc.(a)	525,968
95,027	Open Lending Corp., Class A(a)	2,995,251
295,840	Stronghold Digital Mining, Inc.(a)	8,123,766
852,869	Tokens.com Corp.(a)	1,023,443
		17,743,234

Shares		Value (Note 2)
Investment Services: 21.19%
1,451,521	Applied Blockchain, Inc.(a)	$6,807,633
47,362	Cipher Mining, Inc.(a)	372,265
1,004	Coinbase Global, Inc., Class A(a)	320,698
431,020	Galaxy Digital Holdings, Ltd.(a)	11,693,573
2,172,827	Hive Blockchain Technologies, Ltd.(a)	7,691,807
615,442	Hut 8 Mining Corp.(a)	8,246,923
2,970,079	ISW Holdings, Inc.(a)	7,870,709
182,140	Marathon Digital Holdings, Inc.(a)	9,514,994
314,970	Riot Blockchain, Inc.(a)	8,573,483
618,737	Voyager Digital, Ltd.(a)	9,559,487
		70,651,572
Mortgage REITs: Diversified: 0.97%
107,990	Newtek Business Services Corp.	3,244,020

Property And Casualty Insurance: 1.90%
6,153	Kinsale Capital Group, Inc.	1,151,534
138,780	Porch Group, Inc.(a)	2,918,543
66,960	Trisura Group, Ltd.(a)	2,263,583
		6,333,660

Industrials: 7.46%
Electronic Equipment: Guages And Meters: 0.22%
63,000	Mechanical Technology, Inc.(a)	737,730

Technology: 1.48%
110,710	Bit Digital, Inc.(a)	1,577,618
123,736	Greenidge Generation Holdings, Inc.(a)	3,364,378
		4,941,996

Transaction Processing Services: 5.76%
93,600	Ikonics Corp.(a)	2,484,144
55,020	Nuvei Corp.(a)	6,625,508
7,504	PayPal Holdings, Inc.(a)	1,745,355
904,912	Sphere 3D Corp.(a)	5,827,633
9,875	Square, Inc., Class A(a)	2,513,188
		19,195,828

Real Estate: 2.41%
Other Specialty REITs: 2.41%
164,638	Power REIT(a)	8,050,798

SPAC: 1.25%
SPAC: 1.25%
60,267	Concord Acquisition Corp., Class A(a)	661,732
23,900	Fintech Acquisition Corp. V, Class A(a)	271,265
	Power & Digital Infrastructure
257,502	Acquisition Corp., Class A(a)	3,218,775
		4,151,772

24	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Schedule of Investments
October 31, 2021 (Unaudited)

Shares		Value (Note 2)
Technology: 1.60%
Software: 1.60%
264,038	Cleanspark, Inc.(a)	$5,349,410

	Total Common Stocks
	(Cost $185,508,225)	309,807,574
MUTUAL FUNDS: 3.60%
Financial Services: 3.60%
Asset Managers And Custodians: 3.60%
89,600	Grayscale Bitcoin Trust BTC(a)	4,452,224
114,120	Grayscale Ethereum Trust(a)	4,855,806
	Millennium Investment & Acquisition
280,980	Co., Inc.(a)	2,683,359
		11,991,389

	Total Mutual Funds
	(Cost $4,751,464)	11,991,389

WARRANTS: 0.54%
	Blue Owl Capital, Inc., Strike Price
	$11.50, Expiration Date
109,500	12/31/2025	$669,045
	Paysafe, Ltd., Strike Price $11.50,
62,749	Expiration Date 12/31/2028	125,498
	SoFi Technologies, Inc., Strike Price
	$11.50, Expiration Date
115,815	12/31/2025	1,005,274
		1,799,817

	Total Warrants
	(Cost $1,235,915)	1,799,817

SHORT TERM INVESTMENTS: 2.91%
	First American Government Obligations
	Fund
9,705,123	0.040% (12/31/2049)	9,705,123

	Total Short Term Investments
	(Cost $9,705,123)	9,705,123

Total Investments: 99.97%
(Cost $201,200,727)		333,303,903

Other Assets In Excess Of Liabilities: 0.03%		86,672
Net Assets: 100.00%		$333,390,575

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	25

Emerald Funds	Statements of Assets and Liabilities
October 31, 2021 (Unaudited)

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance and Banking Innovation Fund
ASSETS:
Investments, at value	$1,545,550,913	$24,847,318	$333,303,903
Cash	391	13	406
Receivable for investments sold	9,964,637	–	1,959,022
Receivable for shares sold	1,626,266	7,946	1,019,676
Interest and dividends receivable	195,700	3,003	55,191
Other assets	35,792	5,135	28,087
Total Assets	1,557,373,699	24,863,415	336,366,285
LIABILITIES:
Payable for investments purchased	12,885,980	71,049	2,474,181
Payable for shares redeemed	965,809	31,773	52,455
Investment advisory fees payable	703,931	9,368	222,155
Payable to fund accounting and administration	163,213	11,082	35,833
Payable for distribution and service fees	215,361	6,527	106,116
Payable for trustee fees and expenses	65,074	867	9,895
Payable for transfer agency fees	62,955	10,164	28,921
Payable for chief compliance officer fee	8,569	217	1,273
Payable for principal financial officer fee	1,882	47	275
Payable for professional fees	33,568	11,705	16,744
Accrued expenses and other liabilities	72,737	9,473	27,862
Total Liabilities	15,179,079	162,272	2,975,710
NET ASSETS	$1,542,194,620	$24,701,143	$333,390,575
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$656,753,167	$11,784,664	$194,730,472
Total distributable earnings	885,441,453	12,916,479	138,660,103
NET ASSETS	$1,542,194,620	$24,701,143	$333,390,575
INVESTMENTS, AT COST	$832,252,646	$14,906,850	$201,200,727
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$36.68	$22.05	$63.21
Net Assets	$158,211,421	$19,240,351	$83,728,963
Shares of beneficial interest outstanding	4,312,920	872,745	1,324,583
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$38.51	$23.15	$66.36
Class C: (a)
Net Asset Value, offering and redemption price per share	$29.31	$20.72	$52.98
Net Assets	$19,340,737	$224,126	$23,983,263
Shares of beneficial interest outstanding	659,934	10,819	452,673
Institutional Class:
Net Asset Value, offering and redemption price per share	$38.80	$22.62	$65.69
Net Assets	$1,264,686,989	$4,360,534	$159,860,196
Shares of beneficial interest outstanding	32,593,102	192,807	2,433,687
Investor Class:
Net Asset Value, offering and redemption price per share	$36.45	$21.91	$59.77
Net Assets	$99,955,473	$876,132	$65,818,153
Shares of beneficial interest outstanding	2,742,055	39,991	1,101,194

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements

26	www.emeraldmutualfunds.com

Emerald Funds	Statements of Operations
For the Six Months Ended October 31, 2021 (Unaudited)

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance and Banking Innovation Fund
INVESTMENT INCOME:
Dividends	$7,062,204	$54,160	$688,961
Foreign taxes withheld	–	–	(11,783)
Total Investment Income	7,062,204	54,160	677,178

EXPENSES:
Investment advisory fee (Note 6)	4,320,085	87,124	1,181,527
Administration fee	312,328	12,870	56,907
Custodian fee	69,439	2,547	13,328
Professional fees	35,078	9,400	14,551
Transfer agent fee	115,697	18,691	58,669
Delegated transfer agent equivalent services fees
Class A	1,591	21	1,884
Class C	805	–	260
Institutional Class	518	–	1,397
Investor Class	418	–	–
Trustee fees and expenses	43,252	586	6,193
Registration/filing fees	39,490	18,351	27,403
Reports to shareholder and printing fees	149,641	1,856	13,311
Distribution and service fees
Class A	276,840	31,989	120,341
Class C	103,645	1,157	103,036
Institutional Class	224,896	594	5,961
Investor Class	191,641	996	59,309
Chief compliance officer fee	24,437	442	3,579
Principal financial officer fee	5,246	95	765
Other	24,142	4,332	6,308
Total expenses before waiver	5,939,189	191,051	1,674,729
Less fees waived/reimbursed by investment advisor (Note 6)	–	(39,114)	–
Total Net Expenses	5,939,189	151,937	1,674,729
NET INVESTMENT INCOME/(LOSS):	1,123,015	(97,777)	(997,551)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	(45,084,101)	1,069,501	5,140,353
Net realized loss on foreign currency transactions	–	–	(529)
Net change in unrealized appreciation	58,598,694	1,112,331	50,571,538
NET REALIZED AND UNREALIZED GAIN	13,514,593	2,181,832	55,711,362
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,637,608	$2,084,055	$54,713,811

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	27

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	Year Ended April 30, 2021
OPERATIONS:
Net investment income/(loss)	$1,123,015	$(6,852,765)
Net realized gain/(loss)	(45,084,101)	296,899,426
Net change in unrealized appreciation	58,598,694	444,268,855
Net increase in net assets resulting from operations	14,637,608	734,315,516

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	–	(13,666,137)
Class C	–	(2,194,199)
Institutional Class	–	(96,602,401)
Investor Class	–	(8,118,942)
Net decrease in net assets from distributions	–	(120,581,679)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	8,128,692	19,352,881
Issued to shareholders in reinvestment of distributions	–	12,626,754
Cost of shares redeemed	(19,776,628)	(69,910,425)
Net decrease from share transactions	(11,647,936)	(37,930,790)
Class C
Proceeds from sale of shares	180,194	864,961
Issued to shareholders in reinvestment of distributions	–	2,054,599
Cost of shares redeemed	(3,337,416)	(6,483,354)
Net decrease from share transactions	(3,157,222)	(3,563,794)
Institutional Class
Proceeds from sale of shares	92,133,614	274,404,200
Issued to shareholders in reinvestment of distributions	–	85,932,473
Cost of shares redeemed	(215,342,411)	(341,152,693)
Net increase/(decrease) from share transactions	(123,208,797)	19,183,980
Investor Class
Proceeds from sale of shares	9,734,073	31,009,012
Issued to shareholders in reinvestment of distributions	–	2,575,557
Cost of shares redeemed	(14,023,196)	(51,437,226)
Net decrease from share transactions	(4,289,123)	(17,852,657)
Net increase/(decrease) in net assets	$(127,665,470)	$573,570,576
NET ASSETS:
Beginning of year	1,669,860,090	1,096,289,514
End of year	$1,542,194,620	$1,669,860,090

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Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	Year Ended April 30, 2021
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	231,267	605,025
Distributions reinvested	–	378,160
Redeemed	(556,756)	(2,187,314)
Net decrease in shares outstanding	(325,489)	(1,204,129)
Class C
Sold	6,339	32,566
Distributions reinvested	–	76,578
Redeemed	(118,109)	(256,636)
Net decrease in shares outstanding	(111,770)	(147,492)
Institutional Class
Sold	2,503,402	8,102,545
Distributions reinvested	–	2,439,877
Redeemed	(5,808,765)	(10,344,813)
Net increase/(decrease) in shares outstanding	(3,305,363)	197,609
Investor Class
Sold	278,564	970,483
Distributions reinvested	–	77,600
Redeemed	(401,331)	(1,702,349)
Net decrease in shares outstanding	(122,767)	(654,266)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	29

Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	Year Ended April 30, 2021
OPERATIONS:
Net investment loss	$(97,777)	$(141,030)
Net realized gain	1,069,501	3,762,905
Net change in unrealized appreciation	1,112,331	6,280,656
Net increase in net assets resulting from operations	2,084,055	9,902,531

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	–	(1,316,553)
Class C	–	(19,060)
Institutional Class	–	(242,920)
Investor Class	–	(39,637)
Net decrease in net assets from distributions	–	(1,618,170)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	1,185,650	618,119
Issued to shareholders in reinvestment of distributions	–	1,312,730
Cost of shares redeemed	(1,187,982)	(1,327,067)
Net increase/(decrease) from share transactions	(2,332)	603,782
Class C
Proceeds from sale of shares	9,000	5,190
Issued to shareholders in reinvestment of distributions	–	19,060
Cost of shares redeemed	(50,562)	(8,947)
Net increase/(decrease) from share transactions	(41,562)	15,303
Institutional Class
Proceeds from sale of shares	402,040	948,567
Issued to shareholders in reinvestment of distributions	–	242,920
Cost of shares redeemed	(65,436)	(148,881)
Net increase from share transactions	336,604	1,042,606
Investor Class
Proceeds from sale of shares	305,527	145,128
Issued to shareholders in reinvestment of distributions	–	39,637
Cost of shares redeemed	(140,905)	(19,070)
Net increase from share transactions	164,622	165,695
Net increase in net assets	$2,541,387	$10,111,747
NET ASSETS:
Beginning of year	22,159,756	12,048,009
End of year	$24,701,143	$22,159,756

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Emerald Insights Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	Year Ended April 30, 2021
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	57,758	36,650
Distributions reinvested	–	77,630
Redeemed	(58,085)	(79,668)
Net increase/(decrease) in shares outstanding	(327)	34,612
Class C
Sold	477	408
Distributions reinvested	–	1,193
Redeemed	(2,602)	(564)
Net increase/(decrease) in shares outstanding	(2,125)	1,037
Institutional Class
Sold	18,863	54,085
Distributions reinvested	–	14,042
Redeemed	(3,049)	(9,331)
Net increase in shares outstanding	15,814	58,796
Investor Class
Sold	15,012	7,913
Distributions reinvested	–	2,358
Redeemed	(6,806)	(1,166)
Net increase in shares outstanding	8,206	9,105

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	31

Emerald Finance & Banking Innovation Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	Year Ended April 30, 2021
OPERATIONS:
Net investment income/(loss)	$(997,551)	$320,341
Net realized gain	5,140,353	39,052,840
Net realized loss on foreign currency transactions	(529)	(813)
Net change in unrealized appreciation	50,571,538	84,018,127
Net increase in net assets resulting from operations	54,713,811	123,390,495

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	10,113,218	19,739,265
Cost of shares redeemed	(10,051,607)	(28,351,210)
Net increase/(decrease) from share transactions	61,611	(8,611,945)
Class C
Proceeds from sale of shares	728,728	1,144,104
Cost of shares redeemed	(3,518,019)	(9,871,670)
Net decrease from share transactions	(2,789,291)	(8,727,566)
Institutional Class
Proceeds from sale of shares	26,833,836	56,961,177
Cost of shares redeemed	(29,213,506)	(45,515,680)
Net increase/(decrease) from share transactions	(2,379,670)	11,445,497
Investor Class
Proceeds from sale of shares	34,944,594	18,972,772
Cost of shares redeemed	(8,299,308)	(16,898,004)
Net increase from share transactions	26,645,286	2,074,768
Net increase in net assets	$76,251,747	$119,571,249
NET ASSETS:
Beginning of year	257,138,828	137,567,579
End of year	$333,390,575	$257,138,828

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	185,778	461,760
Redeemed	(195,240)	(784,736)
Net decrease in shares outstanding	(9,462)	(322,976)
Class C
Sold	16,214	33,095
Redeemed	(81,324)	(382,608)
Net decrease in shares outstanding	(65,110)	(349,513)
Institutional Class
Sold	481,646	1,239,715
Redeemed	(567,818)	(1,565,944)
Net decrease in shares outstanding	(86,172)	(326,229)
Investor Class
Sold	636,581	413,529
Redeemed	(174,198)	(489,082)
Net increase/(decrease) in shares outstanding	462,383	(75,553)

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$36.29		$23.06	$26.00	$25.99	$21.83	$17.52
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.02)		(0.22)	(0.16)	(0.13)	(0.16)	(0.11)
Net realized and unrealized gain/(loss) on investments	0.41		16.30	(2.40)	2.61	4.32	4.42
Total from Investment Operations	0.39		16.08	(2.56)	2.48	4.16	4.31

LESS DISTRIBUTIONS:
From capital gains	–		(2.85)	(0.38)	(2.47)	–	–
Total Distributions	–		(2.85)	(0.38)	(2.47)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.39		13.23	(2.94)	0.01	4.16	4.31
NET ASSET VALUE, END OF PERIOD	$36.68		$36.29	$23.06	$26.00	$25.99	$21.83

TOTAL RETURN(b)	1.07	%(c)	70.77%	(10.00)%	11.79%	19.06%	24.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$158,211		$168,322	$134,755	$188,883	$239,316	$270,389
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.11	)%(d)	(0.72)%	(0.64)%	(0.50)%	(0.64)%	(0.57)%
Operating expenses excluding reimbursement/waiver	1.00	%(d)	1.01%	1.02%	1.01%	1.03%	1.08%
Operating expenses including reimbursement/waiver	1.00	%(d)	1.01%	1.02%	1.01%	1.03%	1.08%
PORTFOLIO TURNOVER RATE	14	%(c)	66%	48%	64%	66%	54%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	33

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$29.09		$18.97	$21.59	$22.18	$18.75	$15.14
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)		(0.35)	(0.27)	(0.26)	(0.27)	(0.21)
Net realized and unrealized gain/(loss) on investments	0.33		13.32	(1.97)	2.14	3.70	3.82
Total from Investment Operations	0.22		12.97	(2.24)	1.88	3.43	3.61

LESS DISTRIBUTIONS:
From capital gains	–		(2.85)	(0.38)	(2.47)	–	–
Total Distributions	–		(2.85)	(0.38)	(2.47)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.22		10.12	(2.62)	(0.59)	3.43	3.61
NET ASSET VALUE, END OF PERIOD	$29.31		$29.09	$18.97	$21.59	$22.18	$18.75

TOTAL RETURN(b)	0.76	%(c)	69.60%	(10.57)%	11.08%	18.29%	23.84%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$19,341		$22,447	$17,434	$29,975	$33,197	$34,642
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.76	)%(d)	(1.37)%	(1.29)%	(1.15)%	(1.30)%	(1.22)%
Operating expenses excluding reimbursement/waiver	1.66	%(d)	1.66%	1.68%	1.66%	1.68%	1.73%
Operating expenses including reimbursement/waiver	1.66	%(d)	1.66%	1.68%	1.66%	1.68%	1.73%
PORTFOLIO TURNOVER RATE	14	%(c)	66%	48%	64%	66%	54%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$38.32		$24.18	$27.16	$26.94	$22.56	$18.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.04		(0.13)	(0.08)	(0.05)	(0.09)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.44		17.12	(2.52)	2.74	4.47	4.57
Total from Investment Operations	0.48		16.99	(2.60)	2.69	4.38	4.52

LESS DISTRIBUTIONS:
From capital gains	–		(2.85)	(0.38)	(2.47)	–	–
Total Distributions	–		(2.85)	(0.38)	(2.47)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.48		14.14	(2.98)	0.22	4.38	4.52
NET ASSET VALUE, END OF PERIOD	$38.80		$38.32	$24.18	$27.16	$26.94	$22.56

TOTAL RETURN	1.25	%(b)	71.27%	(9.72)%	12.17%	19.41%	25.06%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,264,687		$1,375,765	$863,360	$1,050,538	$839,076	$596,550
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.21	%(c)	(0.41)%	(0.32)%	(0.18)%	(0.33)%	(0.26)%
Operating expenses excluding reimbursement/waiver	0.68	%(c)	0.70%	0.70%	0.69%	0.72%	0.77%
Operating expenses including reimbursement/waiver	0.68	%(c)	0.70%	0.70%	0.69%	0.72%	0.77%
PORTFOLIO TURNOVER RATE	14	%(b)	66%	48%	64%	66%	54%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	35

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$36.07		$22.94	$25.88	$25.88	$21.75	$17.46
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.03)		(0.23)	(0.17)	(0.14)	(0.17)	(0.12)
Net realized and unrealized gain/(loss) on investments	0.41		16.21	(2.39)	2.61	4.30	4.41
Total from Investment Operations	0.38		15.98	(2.56)	2.47	4.13	4.29

LESS DISTRIBUTIONS:
From capital gains	–		(2.85)	(0.38)	(2.47)	–	–
Total Distributions	–		(2.85)	(0.38)	(2.47)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.38		13.13	(2.94)	0.00	4.13	4.29
NET ASSET VALUE, END OF PERIOD	$36.45		$36.07	$22.94	$25.88	$25.88	$21.75

TOTAL RETURN	1.05	%(b)	70.71%	(10.05)%	11.81%	18.99%	24.57%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$99,955		$103,326	$80,740	$104,403	$107,629	$114,033
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.15	)%(c)	(0.75)%	(0.68)%	(0.53)%	(0.68)%	(0.61)%
Operating expenses excluding reimbursement/waiver	1.04	%(c)	1.05%	1.06%	1.04%	1.07%	1.12%
Operating expenses including reimbursement/waiver	1.04	%(c)	1.05%	1.06%	1.04%	1.07%	1.12%
PORTFOLIO TURNOVER RATE	14	%(b)	66%	48%	64%	66%	54%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$20.18		$12.13	$11.51	$13.09	$11.33	$9.69
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)		(0.14)	(0.10)	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain on investments	1.96		9.80	0.72	1.04	1.83	1.70
Total from Investment Operations	1.87		9.66	0.62	0.95	1.76	1.64

LESS DISTRIBUTIONS:
From capital gains	–		(1.61)	0.00 (b)	(2.53)	–	–
Total Distributions	–		(1.61)	–	(2.53)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.87		8.05	0.62	(1.58)	1.76	1.64
NET ASSET VALUE, END OF PERIOD	$22.05		$20.18	$12.13	$11.51	$13.09	$11.33

TOTAL RETURN(c)	9.27	%(d)	82.17%	5.43%	11.53%	15.53%	16.92%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$19,240		$17,618	$10,174	$9,397	$9,321	$10,127
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.89	)%(e)	(0.86)%	(0.83)%	(0.71)%	(0.58)%	(0.57)%
Operating expenses excluding reimbursement/waiver	1.69	%(e)	1.92%	2.25%	2.18%	2.10%	2.10%
Operating expenses including reimbursement/waiver	1.35	%(e)	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	29	%(d)	89%	94%	63%	138%	75%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	37

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$19.02		$11.57	$11.04	$12.75	$11.11	$9.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.15)		(0.24)	(0.16)	(0.16)	(0.15)	(0.13)
Net realized and unrealized gain on investments	1.85		9.30	0.69	0.98	1.79	1.68
Total from Investment Operations	1.70		9.06	0.53	0.82	1.64	1.55

LESS DISTRIBUTIONS:
From capital gains	–		(1.61)	0.00 (b)	(2.53)	–	–
Total Distributions	–		(1.61)	–	(2.53)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.70		7.45	0.53	(1.71)	1.64	1.55
NET ASSET VALUE, END OF PERIOD	$20.72		$19.02	$11.57	$11.04	$12.75	$11.11

TOTAL RETURN(c)	8.94	%(d)	80.92%	4.84%	10.75%	14.76%	16.21%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$224		$246	$138	$141	$129	$112
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.55	)%(e)	(1.51)%	(1.48)%	(1.36)%	(1.24)%	(1.22)%
Operating expenses excluding reimbursement/waiver	2.35	%(e)	2.57%	2.90%	2.84%	2.75%	2.76%
Operating expenses including reimbursement/waiver	2.00	%(e)	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	29	%(d)	89%	94%	63%	138%	75%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$20.67		$12.37	$11.69	$13.22	$11.41	$9.73
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.10)	(0.06)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain on investments	2.01		10.01	0.74	1.05	1.85	1.71
Total from Investment Operations	1.95		9.91	0.68	1.00	1.81	1.68

LESS DISTRIBUTIONS:
From capital gains	–		(1.61)	0.00 (b)	(2.53)	–	–
Total Distributions	–		(1.61)	–	(2.53)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.95		8.30	0.68	(1.53)	1.81	1.68
NET ASSET VALUE, END OF PERIOD	$22.62		$20.67	$12.37	$11.69	$13.22	$11.41

TOTAL RETURN	9.43	%(c)	82.62%	5.85%	11.81%	15.86%	17.27%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$4,361		$3,658	$1,462	$1,383	$1,228	$1,048
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.58	)%(d)	(0.57)	(0.53)%	(0.41)%	(0.29)%	(0.28)%
Operating expenses excluding reimbursement/waiver	1.37	%(d)	1.60%	1.93%	1.87%	1.77%	1.78%
Operating expenses including reimbursement/waiver	1.05	%(d)	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	29	%(c)	89%	94%	63%	138%	75%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	39

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$20.06		$12.07	$11.45	$13.05	$11.29	$9.67
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)		(0.15)	(0.09)	(0.10)	(0.08)	(0.07)
Net realized and unrealized gain on investments	1.95		9.75	0.71	1.03	1.84	1.69
Total from Investment Operations	1.85		9.60	0.62	0.93	1.76	1.62

LESS DISTRIBUTIONS:
From capital gains	–		(1.61)	0.00 (b)	(2.53)	–	–
Total Distributions	–		(1.61)	–	(2.53)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.85		7.99	0.62	(1.60)	1.76	1.62
NET ASSET VALUE, END OF PERIOD	$21.91		$20.06	$12.07	$11.45	$13.05	$11.29

TOTAL RETURN	9.22	%(c)	82.08%	5.45%	11.41%	15.59%	16.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$876		$638	$274	$174	$126	$88
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.92	)%(d)	(0.91)%	(0.82)%	(0.77)%	(0.65)%	(0.63)%
Operating expenses excluding reimbursement/waiver	1.60	%(d)	1.86%	2.17%	2.08%	2.07%	2.09%
Operating expenses including reimbursement/waiver	1.40	%(d)	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	29	%(c)	89%	94%	63%	138%	75%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS A
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$51.56		$22.89	$32.71	$46.01	$41.61	$31.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.24)		0.06	(0.03)	(0.24)	(0.29)	(0.17)
Net realized and unrealized gain/(loss) on investments	11.89		28.61	(9.79)	(5.35)	5.98	10.51
Total from Investment Operations	11.65		28.67	(9.82)	(5.59)	5.69	10.34

LESS DISTRIBUTIONS:
From capital gains	–		–	–	(7.71)	(1.29)	–
Total Distributions	–		–	–	(7.71)	(1.29)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	11.65		28.67	(9.82)	(13.30)	4.40	10.34
NET ASSET VALUE, END OF PERIOD	$63.21		$51.56	$22.89	$32.71	$46.01	$41.61

TOTAL RETURN(b)	22.60	%(c)	125.21%	(30.02)%	(10.65)%	13.59%	33.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$83,729		$68,778	$37,933	$87,267	$172,338	$172,106
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.91	)%(d)	0.18%	(0.10)%	(0.58)%	(0.65)%	(0.46)%
Operating expenses excluding reimbursement/waiver	1.45	%(d)	1.53%	1.48%	1.42%	1.41%	1.43%
Operating expenses including reimbursement/waiver	1.45	%(d)	1.53%	1.48%	1.42%	1.41%	1.43%
PORTFOLIO TURNOVER RATE	47	%(c)	171%	46%	55%	62%	36%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	41

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the years presented

	CLASS C
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$43.35		$19.38	$27.87	$40.83	$37.29	$28.20
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.34)		(0.11)	(0.20)	(0.44)	(0.51)	(0.36)
Net realized and unrealized gain/(loss) on investments	9.97		24.08	(8.29)	(4.81)	5.34	9.45
Total from Investment Operations	9.63		23.97	(8.49)	(5.25)	4.83	9.09

LESS DISTRIBUTIONS:
From capital gains	–		–	–	(7.71)	(1.29)	–
Total Distributions	–		–	–	(7.71)	(1.29)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	9.63		23.97	(8.49)	(12.96)	3.54	9.09
NET ASSET VALUE, END OF PERIOD	$52.98		$43.35	$19.38	$27.87	$40.83	$37.29

TOTAL RETURN(b)	22.21	%(c)	123.68%	(30.46)%	(11.21)%	12.85%	32.23%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$23,983		$22,447	$16,804	$50,079	$78,988	$76,072
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.56	)%(d)	(0.40)%	(0.73)%	(1.23)%	(1.30)%	(1.11)%
Operating expenses excluding reimbursement/waiver	2.10	%(d)	2.18%	2.13%	2.07%	2.06%	2.08%
Operating expenses including reimbursement/waiver	2.10	%(d)	2.18%	2.13%	2.07%	2.06%	2.08%
PORTFOLIO TURNOVER RATE	47	%(c)	171%	46%	55%	62%	36%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$53.48		$23.67	$33.70	$46.95	$42.30	$31.69
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.16)		0.14	0.09	(0.09)	(0.15)	(0.05)
Net realized and unrealized gain/(loss) on investments	12.37		29.67	(10.12)	(5.45)	6.09	10.66
Total from Investment Operations	12.21		29.81	(10.03)	(5.54)	5.94	10.61

LESS DISTRIBUTIONS:
From capital gains	–		–	–	(7.71)	(1.29)	–
Total Distributions	–		–	–	(7.71)	(1.29)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	12.21		29.81	(10.03)	(13.25)	4.65	10.61
NET ASSET VALUE, END OF PERIOD	$65.69		$53.48	$23.67	$33.70	$46.95	$42.30

TOTAL RETURN	22.83	%(b)	125.94%	(29.76)%	(10.30)%	13.97%	33.48%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$159,860		$134,767	$67,358	$162,910	$221,638	$134,027
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.57	)%(c)	0.39%	0.28%	(0.23)%	(0.34)%	(0.14)%
Operating expenses excluding reimbursement/waiver	1.11	%(c)	1.18%	1.13%	1.06%	1.09%	1.11%
Operating expenses including reimbursement/waiver	1.11	%(c)	1.18%	1.13%	1.06%	1.09%	1.11%
PORTFOLIO TURNOVER RATE	47	%(b)	171%	46%	55%	62%	36%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	43

Emerald Finance & Banking Innovation Fund	Financial Highlights
For a share outstanding throughout the years presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$48.76		$21.66	$30.96	$44.05	$39.86	$29.95
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.24)		0.03	(0.04)	(0.23)	(0.25)	(0.16)
Net realized and unrealized gain/(loss) on investments	11.25		27.07	(9.26)	(5.15)	5.73	10.07
Total from Investment Operations	11.01		27.10	(9.30)	(5.38)	5.48	9.91

LESS DISTRIBUTIONS:
From capital gains	–		–	–	(7.71)	(1.29)	–
Total Distributions	–		–	–	(7.71)	(1.29)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	11.01		27.10	(9.30)	(13.09)	4.19	9.91
NET ASSET VALUE, END OF PERIOD	$59.77		$48.76	$21.66	$30.96	$44.05	$39.86

TOTAL RETURN	22.58	%(b)	125.07%	(30.04)%	(10.64)%	13.67%	33.09%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$65,818		$31,147	$15,472	$41,410	$71,236	$85,557
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.95	)%(c)	0.11%	(0.12)%	(0.60)%	(0.60)%	(0.46)%
Operating expenses excluding reimbursement/waiver	1.48	%(c)	1.56%	1.51%	1.43%	1.37%	1.43%
Operating expenses including reimbursement/waiver	1.48	%(c)	1.56%	1.51%	1.43%	1.37%	1.43%
PORTFOLIO TURNOVER RATE	47	%(b)	171%	46%	55%	62%	36%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
October 31, 2021 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund (each a “Fund” and collectively, the “Funds”).

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Finance & Banking Innovation Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2021	45

Emerald Funds	Notes to Financial Statements
October 31, 2021 (Unaudited)

The following is a summary of each input used to value the Funds as of October 31, 2021:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$1,535,265,699	$–	$–	$1,535,265,699
Short Term Investments	10,285,214	–	–	10,285,214
TOTAL	$1,545,550,913	$–	$–	$1,545,550,913

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks	$24,611,273	$–	$–	$24,611,273
Short Term Investments	236,045	–	–	236,045
TOTAL	$24,847,318	$–	$–	$24,847,318

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Finance & Banking Innovation Fund
Common Stocks	$309,807,574	$–	$–	$309,807,574
Short Term Investments	9,705,123	–	–	9,705,123
Mutual Funds	11,991,389	–	–	11,991,389
Warrants	1,799,817	–	–	1,799,817
TOTAL	$333,303,903	$–	$–	$333,303,903

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the six months ended October 31, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

46	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
October 31, 2021 (Unaudited)

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$729,994,360	$(20,041,731)	$709,952,629	$835,598,284
Emerald Insights Fund	10,244,960	(493,892)	9,751,068	15,096,250
Emerald Finance & Banking Innovation Fund	136,904,166	(5,075,638)	131,828,528	201,475,375

Semi-Annual Report | October 31, 2021	47

Emerald Funds	Notes to Financial Statements
October 31, 2021 (Unaudited)

During the fiscal year ended April 30, 2021, Emerald Finance & Banking Innovation Fund utilized capital losses carried forward from prior fiscal year in the amount of $3,900,205.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$13,844,336	$106,737,343
Emerald Insights Fund	756,049	862,121
Emerald Finance & Banking Innovation Fund	–	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2021.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months ended October 31, 2021 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$222,450,887	$354,658,178
Emerald Insights Fund	7,144,195	6,749,449
Emerald Finance & Banking Innovation Fund	134,059,830	118,340,003

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

48	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
October 31, 2021 (Unaudited)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Finance & Banking Innovation Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Funds average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2021 through August 31, 2022, for all Funds. The prior Expense Agreement was in effect from September 1, 2020 through August 31, 2021 for all Funds. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2022, without the approval by the Funds Board, for all Funds. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Finance & Banking Innovation Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

Semi-Annual Report | October 31, 2021	49

Emerald Funds	Notes to Financial Statements
October 31, 2021 (Unaudited)

For the six months ended October 31, 2021, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Insights Fund
Class A	$31,539	$–
Class C	405	–
Institutional Class	6,397	–
Investor Class	942	169

As of October 31, 2021, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2022	Expires 2023	Expires 2024	Expires 2025	Total
Emerald Insights Fund
Class A	$39,929	$88,177	$80,330	$31,539	$239,975
Class C	559	1,283	1,121	405	3,368
Institutional Class	6,058	12,318	13,352	6,397	38,125
Investor Class	560	1,098	1,874	773	4,305

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not

50	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements
October 31, 2021 (Unaudited)

to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the six months ended October 31, 2021, are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Semi-Annual Report | October 31, 2021	51

Emerald Funds	Additional Information
October 31, 2021 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (855) 828-9909.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

52	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Finance & Banking Innovation Fund, Emerald Growth Fund, Emerald Insights Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2021	53

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account transactions

•    Account balances and transaction history

•    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

54	www.emeraldmutualfunds.com

Intentionally Left Blank

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

EMERALD MUTUAL FUNDS
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

INVESTMENT ADVISER:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.

The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING · ACTIVE AT ITS BEST™

SEMI-ANNUAL

October 31, 2021

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL CONTRARIAN FUND GPGCX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

US STALWARTS FUND GUSYX

Shareholder Letter	1
Performance Update	6
Disclosure of Fund Expenses	33
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	35
Grandeur Peak Global Contrarian Fund	38
Grandeur Peak Global Micro Cap Fund	41
Grandeur Peak Global Opportunities Fund	45
Grandeur Peak Global Reach Fund	49
Grandeur Peak Global Stalwarts Fund	55
Grandeur Peak International Opportunities Fund	58
Grandeur Peak International Stalwarts Fund	62
Grandeur Peak US Stalwarts Fund	65
Statements of Assets and Liabilities	67
Statements of Operations	70
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	73
Grandeur Peak Global Contrarian Fund	74
Grandeur Peak Global Micro Cap Fund	75
Grandeur Peak Global Opportunities Fund	76
Grandeur Peak Global Reach Fund	77
Grandeur Peak Global Stalwarts Fund	78
Grandeur Peak International Opportunities Fund	79
Grandeur Peak International Stalwarts Fund	80
Grandeur Peak US Stalwarts Fund	81
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	82
Grandeur Peak Global Contrarian Fund	84
Grandeur Peak Global Micro Cap Fund	85
Grandeur Peak Global Opportunities Fund	86
Grandeur Peak Global Reach Fund	88
Grandeur Peak Global Stalwarts Fund	90
Grandeur Peak International Opportunities Fund	92
Grandeur Peak International Stalwarts Fund	94
Grandeur Peak US Stalwarts Fund	96
Notes to Financial Statements	97
Disclosure Regarding Approval of Fund Advisory Agreement	112
Additional Information	114
Privacy Policy	115

Grandeur Peak Funds®	Shareholder Letter

October 31, 2021 (Unaudited)

Dear Fellow Shareholders,

As you may know, this year Grandeur Peak Global Advisors, the investment adviser to the Grandeur Peak Funds, hit our 10-year anniversary as a firm on July 1, and the first 2 funds we launched (Global and International Opportunities), achieved their 10-year return a couple of weeks before this report. Time flies when you’re having fun. Grandeur Peak Global Advisors officially began operations on July 1, 2011. At that time we were managing $16 million of partner capital in two separate portfolios. Fast forward 10 years to July 1, 2021 and we were managing $8.4 billion in 9 mutual funds, 2 LPs, and 4 separate accounts. We’ve been surprised, and extremely grateful, to have achieved this in ten short years. If any of you are thinking about starting an investment management firm and want a little advice: start your firm just as the market is poised to deliver a compounded annual growth rate north of 10% for the next decade (a nice tailwind). Exhibit 1 shows the cumulative monthly returns of the MSCI All-Country World Investible Market Index (ACWI IMI)1 from our inception as a firm through June 30, 2021, ten years later.

Exhibit 1: Cumulative Monthly Returns - ACWI IMI

Source: MSCI; data from 6/30/2011 – 6/30/2021.

Past performance does not guarantee future results.

It’s been a great time to be managing global portfolios. Market returns have been strong, but as you can see from the solid line, there has also been some volatility. And as we’ve said before, for us Volatility = Opportunity. As the chart shows, although the overall annualized return over the period was 10.5%, the actual market return remained almost consistently below trend. That is, the solid line is almost always below the dotted trend line. The market has been in “stop-and-go” mode: periods where the market is in “drawdown”, or losing ground against the long-term trend, followed by periods where the market is in “catch-up” or accelerating stronger than trend in order to catch back up. We believe this type of market volatility can lead to excess returns for truly active managers. We’ll demonstrate why this is below, but first we need to adjust the data a bit because we didn’t end up launching our first funds and begin taking in outside capital until October 17, 2011, about 3 ½ months after launching the firm.

[1]	The MSCI ACWI Investable Market Index (IMI) captures large, mid and small cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. The index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

Semi-Annual Report | October 31, 2021	1

Grandeur Peak Funds®	Shareholder Letter

October 31, 2021 (Unaudited)

Exhibit 2 shows the cumulative monthly returns of the ACWI IMI for the ten-year period from the inception of our first two funds on October 17, 2011 through October 18, 2021.

Exhibit 2: Cumulative Monthly Returns - ACWI IMI

Source: MSCI data from 10/17/2011 – 10/18/2021.

Past performance does not guarantee future results.

What has been fortuitous for our original shareholders, is that over this 10-year period market returns have been even higher, due to a better starting point (the market was down -12.6% from our July 1 start to October 17th when we launched our first funds).

In looking at an aggregation of market index data starting in 1871 through March 2020, the data showed that for the known history of market return data, the market has delivered a compounded average growth rate (CAGR) of 8.5%. So to have started investing client capital at a time when the market was about to deliver a CAGR of 12.2% for the next 10 years has been a huge gift.

We’ve been able to add nicely to the market returns, and would be happy to expound on our process, our culture, and our people, and how we think all of that comes together to help deliver excess returns, but we’ve clearly had the wind at our backs, and for that we are grateful.

If we break down the past ten years of market returns into five different sub-periods, we get Exhibit 3, which helps demonstrate the volatility we’ve seen in the markets over the past ten years.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2021 (Unaudited)

Exhibit 3: Cumulative Monthly Returns – ACWI IMI

Source: MSCI; data from 10/17/2011 – 10/18/2021.

Past performance does not guarantee future results.

The trick to truly active management is to take advantage of the periods when the market is moving from below trend to above trend (i.e. capture those above-trend returns) and then protect on the downside when the market moves into drawdown. This is (obviously) way harder to accomplish in reality, but we feel like we’ve done a pretty good job at this over the past ten years.

Our Global Opportunities Fund (GO) outperformed in 4 of the 5 periods shown in Exhibit 32. We think this level of outperformance over the past ten years speaks to our disciplined process, dedicated team, and enduring investment philosophy. Looking forward to the next ten years, we are optimistic that our team will continue to get better through experience, and our process will become stronger as we learn from mistakes and make slight course corrections.

Reflecting on the first ten years, we want to take the opportunity to thank you, our fellow shareholders, for the faith and interest you have shown in us over the years. Getting to this point as a firm doesn’t come without a lot of hard work and sacrifice, but it also requires the support and confidence shown by you along the way. We express our sincere gratitude for allowing us the opportunity to do what we love and for keeping us honest when we’ve fallen short of your expectations. We’ve taken time to pause and reflect and enjoyed a small celebration, and are back to work as we know we still have a lot to improve.

As Robert Gardiner shared in his 2021 Chairman Message, he is planning to take a three-year sabbatical beginning July 1, 2022, to become a mission president for the Church of Jesus Christ of Latter-day Saints. He will remain Chairman of the Grandeur Peak Board and maintain his financial interest in the firm but will be removed from the day-to-day stock picking that has been his passion for many decades. We anticipate his return to full-time work beginning in July 2025, when he plans to take up his role as Guardian Portfolio Manager to several funds and Research Analyst on his companies. We believe that Robert’s willingness to take this time with his wife, Susie, is a vote of confidence in the capable team and strong foundation created at Grandeur Peak Global Advisors.

[2]	We had very strong outperformance in Periods 1 (28.6% for GO vs. 18.6% for the benchmark) and 5 (67.9% for GO vs. 38.8%), slight outperformance in Periods 2 (-1.1% for GO vs. -2.0%) and 3 (18.4% for GO vs. 18.0%), but underperformed in period 4 by about -2.5% (-11.7% for GO vs. -9.2%).

Semi-Annual Report | October 31, 2021	3

Grandeur Peak Funds®	Shareholder Letter

October 31, 2021 (Unaudited)

We are pleased to announce the promotion of a number of our well-seasoned analysts, to the role of Portfolio Manager as of August 31, 2021. Each has earned a master’s degree in recent years form schools around the globe.

•	Benjamin Gardiner (MBA) was named a co-Portfolio Manager of the Global Opportunities Fund, joining Blake Walker, CEO, who has managed the Fund with Robert since its inception. Ben has been an analyst focused on the Global Opportunities Fund since 2015.
•	Spencer Hackett (MSF) was named a co-Portfolio Manager of the Global Micro Cap Fund, joining Amy Sunderland who has managed the Fund since its inception. Spencer has been an analyst on the Fund since its inception.
•	Conner Whipple (MBA) was named a co-Portfolio Manager of the Global Reach Fund (GPROX/GPRIX), focusing on the Financials sector.

Conner has worked on the financials team since joining Grandeur Peak in 2012. He and Brad Barth jointly manage the Financials sector for Grandeur Peak.

•	Phil Naylor (MBA) was named a co-Portfolio Manager of the Global Reach Fund, focusing on the Technology sector. Phil has been a key member of the technology team since 2014. He and Stuart Rigby will collaboratively manage the Technology sector for the firm.
•	Tyler Glauser (MBA) was named a co-Portfolio Manager of the Global Reach Fund, focusing on the Consumer sector. Tyler has worked with Amy Hu Sunderland on the Consumer sector since 2014. They will continue to jointly manage our Consumer holdings.

Looking ahead, we’ve outlined a road map that builds on our original goals:

From our founding, we set out to become a world-class global manager; a firm with a collaborative culture, global analysts, a unique team structure, and a disciplined, active investment process. Our focus has been on the micro- to mid-cap space where we feel the markets are less efficient and have better opportunities for growth. Along the way, we committed to keeping our asset base nimble as we sought to build something special for our clients, our team and our community.

We are striving to become world-class in every aspect of our firm. Our Research team has gone broad in mapping out the companies of the world. We need to go deeper, and know our companies even better. We plan to build our team’s geographic efforts. We believe it will be increasingly important to recognize the long-term sustainability of companies. We hope to enhance our multiple minds approach to investing by supporting more access and opportunity for underrepresented groups in our industry. As the road map for the next ten years unfolds, we know we’ll have challenges ahead, taking in lessons from the past so we can be better in the future. We hope you will remain along for the journey with us for our second decade.

As always, please feel free to reach out any time with any questions, requests or comments. We appreciate the opportunity to work on your behalf.

Sincerely,

Your Grandeur Peak Team

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-7325. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

Grandeur Peak Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Grandeur Peak Global Advisors.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

October 31, 2021 (Unaudited)

A mortgage-backed security is a type of asset-backed security which is secured by a mortgage or collection of mortgages. The mortgages are aggregated and sold to a group of individuals that securitizes, or packages, the loans together into a security that investors can buy.

The term "high-yield funds" generally refers to mutual funds or exchange-traded funds (ETFs) that hold stocks that pay above-average dividends, bonds with above-average interest payments, or a combination of both.

Investing in securities that meet ESG criteria may result in the Funds forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors.

Quantitative easing is a monetary policy whereby a central bank purchases at scale government bonds or other financial assets in order to inject money into the economy to expand economic activity.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2021	5

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	4.92%	33.14%	21.70%	11.75%	9.22%	1.77%	1.77%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	4.99%	33.35%	21.94%	11.99%	9.45%	1.52%	1.52%
MSCI Emerging Markets SMID Cap Index(d)	1.32%	37.73%	14.97%	9.41%	5.93%
MSCI Emerging Markets IMI Index(e)	-3.77%	20.11%	13.28%	9.86%	6.10%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2021	7

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	70.4%
Europe	9.5%
North America	4.3%
Latin America	8.6%
Africa/Middle East	3.1%
Cash, Cash Equivalents, & Other Net Assets	4.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	4.4%
WNS Holdings, Ltd.	3.3%
Dino Polska SA	2.4%
Metropolis Healthcare, Ltd.	2.1%
Genpact, Ltd.	1.8%
momo.com, Inc.	1.6%
Wilcon Depot, Inc.	1.6%
Poya International Co., Ltd.	1.4%
Techtronic Industries Co., Ltd.	1.3%
Voltronic Power Technology Corp.	1.2%
Total	21.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

			Since	Expense Ratio(b)
	6 Months	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	7.20%	53.17%	27.89%	1.87%	1.35%
MSCI All Country World Index Small Cap Value(d)	3.07%	51.73%	15.80%
MSCI All Country World Index Small Cap(e)	3.37%	45.78%	20.56%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 17, 2019.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2021	9

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	28.9%
Asia ex Japan	27.7%
Europe	18.5%
Japan	13.1%
Australia/New Zealand	5.6%
Latin America	3.0%
Africa/Middle East	2.3%
Cash, Cash Equivalents, & Other Net Assets	0.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Hackett Group, Inc.	3.9%
Plumas Bancorp	3.0%
Seria Co., Ltd.	2.6%
Plover Bay Technologies, Ltd.	2.5%
Barrett Business Services, Inc.	2.5%
Bank of NT Butterfield & Son, Ltd.	2.4%
Fiducian Group, Ltd.	2.2%
Japan Lifeline Co., Ltd.	2.2%
Guardian Capital Group, Ltd.	2.1%
QANTM Intellectual Property, Ltd.	2.1%
Total	25.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2021	11

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Micro Cap Fund – Institutional (GPMCX)	5.28%	49.23%	30.00%	20.09%	18.35%	2.02%	2.00%
MSCI All Country World Index Small Cap(d)	3.37%	45.78%	16.80%	14.18%	12.50%
MSCI World Micro Cap Index(e)	2.69%	51.51%	17.52%	14.32%	13.27%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2022. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2021	13

Grandeur Peak Global Micro Cap Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	41.9%
Asia ex Japan	19.5%
North America	16.4%
Japan	15.7%
Australia/New Zealand	5.5%
Africa/Middle East	0.5%
Latin America	0.2%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
SwedenCare AB	3.9%
Joint Corp.	3.3%
Musti Group Oyj	2.1%
Nordhealth AS	2.0%
Alpha Teknova, Inc.	1.9%
Beenos, Inc.	1.9%
K3 Capital Group PLC	1.7%
Kogan.com, Ltd.	1.6%
Sarantis SA	1.6%
Fiducian Group, Ltd.	1.5%
Total	21.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

						Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	8.89%	50.45%	29.56%	20.55%	16.86%	17.24%	1.60%	1.60%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	9.09%	51.01%	29.95%	20.86%	17.17%	17.56%	1.35%	1.35%
MSCI All Country World Index Small Cap(d)	3.37%	45.78%	16.80%	14.18%	11.93%	12.44%
MSCI All Country World Index IMI(e)	6.74%	38.76%	17.89%	15.16%	11.91%	12.33%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2021	15

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	42.9%
North America	27.4%
Asia ex Japan	17.4%
Japan	8.7%
Latin America	2.2%
Africa/Middle East	0.8%
Australia/New Zealand	0.5%
Cash, Cash Equivalents, & Other Net Assets	0.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	3.1%
Dechra Pharmaceuticals PLC	2.6%
Silergy Corp.	2.5%
B&M European Value Retail SA	2.2%
WNS Holdings, Ltd.	2.1%
EPAM Systems, Inc.	2.1%
Littelfuse, Inc.	1.9%
CVS Group PLC	1.8%
Virbac SA	1.7%
Metropolis Healthcare, Ltd.	1.5%
Total	21.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2021	17

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	10.32%	48.87%	28.04%	19.88%	15.72%	1.52%	1.52%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	10.47%	49.21%	28.37%	20.17%	15.99%	1.27%	1.27%
MSCI All Country World Small Cap Index(d)	3.37%	45.78%	16.80%	14.18%	11.18%
MSCI All Country World IMI Index(e)	6.74%	38.76%	17.89%	15.16%	11.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2021	19

Grandeur Peak Global Reach Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	34.2%
North America	31.6%
Asia ex Japan	18.3%
Japan	7.6%
Latin America	3.1%
Australia/New Zealand	3.1%
Africa/Middle East	1.9%
Cash, Cash Equivalents, & Other Net Assets	0.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	1.7%
EQT AB	1.6%
Silergy Corp.	1.5%
First Republic Bank	1.5%
Impax Asset Management Group PLC	1.5%
Esker SA	1.3%
EPAM Systems, Inc.	1.3%
WNS Holdings, Ltd.	1.2%
Vietnam Technological & Commercial Joint Stock Bank	1.1%
Dino Polska SA	1.0%
Total	13.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts Fund – Investor (GGSOX)*	15.78%	50.57%	29.77%	21.22%	19.29%	1.21%	1.21%
Grandeur Peak Global Stalwarts Fund – Institutional (GGSYX)*	15.91%	50.95%	30.09%	21.51%	19.59%	0.96%	0.96%
MSCI All Country World Mid Cap Index(d)	5.57%	40.13%	16.99%	13.67%	12.40%
MSCI All Country World Small Cap Index(e)	3.37%	45.78%	16.80%	14.18%	12.94%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2021	21

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	42.8%
Europe	26.9%
Asia ex Japan	17.4%
Japan	7.8%
Latin America	1.6%
Australia/New Zealand	0.7%
Africa/Middle East	0.5%
Cash, Cash Equivalents, & Other Net Assets	2.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	4.0%
First Republic Bank	3.0%
WNS Holdings, Ltd.	2.6%
Dechra Pharmaceuticals PLC	2.6%
Endava PLC	2.5%
EPAM Systems, Inc.	2.4%
B&M European Value Retail SA	2.2%
St. James's Place PLC	1.6%
Littelfuse, Inc.	1.5%
Intertek Group PLC	1.3%
Total	23.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2021	23

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

						Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	7.35%	41.72%	24.85%	16.89%	14.86%	15.25%	1.61%	1.61%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	7.49%	42.11%	25.02%	17.18%	15.11%	15.50%	1.36%	1.36%
MSCI All Country World Index ex USA Small Cap Index(d)	3.48%	39.36%	15.20%	11.63%	9.12%	9.39%
MSCI All Country World IMI ex USA Index(e)	2.23%	31.46%	12.88%	10.47%	7.41%	7.78%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2021	25

Grandeur Peak International Opportunities Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	50.6%
Asia ex Japan	22.4%
Japan	13.6%
North America	7.0%
Latin America	2.9%
Australia/New Zealand	1.9%
Africa/Middle East	1.0%
Cash, Cash Equivalents, & Other Net Assets	0.6%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Endava PLC	2.5%
Silergy Corp.	2.4%
Dechra Pharmaceuticals PLC	2.4%
EPAM Systems, Inc.	2.1%
WNS Holdings, Ltd.	2.0%
CVS Group PLC	2.0%
Virbac SA	1.8%
B&M European Value Retail SA	1.7%
Esker SA	1.5%
Uniphar PLC	1.5%
Total	19.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

					Since	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)*	16.17%	50.13%	28.96%	20.15%	19.02%	1.15%	1.15%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)*	16.29%	50.44%	29.28%	20.45%	19.30%	0.90%	0.90%
MSCI All Country World ex USA Mid Cap Index(d)	1.93%	31.75%	12.34%	10.01%	9.26%
MSCI All Country World ex USA Small Index(e)	3.48%	39.36%	15.20%	11.63%	10.99%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2021	27

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	44.3%
Asia ex Japan	26.5%
North America	11.9%
Japan	11.6%
Latin America	2.7%
Australia/New Zealand	1.0%
Africa/Middle East	0.9%
Cash, Cash Equivalents, & Other Net Assets	1.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	5.6%
Dechra Pharmaceuticals PLC	3.9%
WNS Holdings, Ltd.	3.7%
B&M European Value Retail SA	3.7%
EPAM Systems, Inc.	3.5%
Endava PLC	3.1%
EQT AB	2.3%
St. James's Place PLC	2.2%
Alten SA	1.8%
Intertek Group PLC	1.7%
Total	31.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2021	29

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

			Since	Expense Ratio(b)
	6 Months	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak US Stalwarts Fund – Institutional (GUSYX)	15.85%	54.37%	82.38%	1.11%	1.00%
MSCI USA Mid Cap Index(d)	8.91%	48.68%	63.32%
MSCI USA Small Cap Index(e)	3.21%	52.01%	66.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of March 19, 2020.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the US market. With 339 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,740 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2021	31

Grandeur Peak US Stalwarts Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	86.2%
Europe	3.7%
Asia ex Japan	3.5%
Latin America	1.5%
Africa/Middle East	0.9%
Cash, Cash Equivalents, & Other Net Assets	4.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	3.4%
EPAM Systems, Inc.	3.1%
Paycom Software, Inc.	2.9%
Endava PLC	2.8%
PJT Partners, Inc.	2.6%
Heska Corp.	2.4%
Pool Corp.	2.4%
Littelfuse, Inc.	2.2%
WNS Holdings, Ltd.	2.1%
LGI Homes, Inc.	1.9%
Total	25.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2021 through October 31, 2021.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report | October 31, 2021	33

Grandeur Peak Funds®	Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expense Ratio(a)	Expenses Paid During period May 1, 2021 - October 31, 2021(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,049.20	1.56%	$ 8.06
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.34	1.56%	$ 7.93
Institutional Class
Actual	$ 1,000.00	$ 1,049.90	1.34%	$ 6.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.45	1.34%	$ 6.82
Grandeur Peak Global Contrarian Fund
Institutional Class
Actual	$ 1,000.00	$ 1,072.00	1.35%	$ 7.05
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$ 1,000.00	$ 1,052.80	1.88%	$ 9.73
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.73	1.88%	$ 9.55
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,088.90	1.42%	$ 7.48
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.05	1.42%	$ 7.22
Institutional Class
Actual	$ 1,000.00	$ 1,090.90	1.20%	$ 6.32
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.16	1.20%	$ 6.11
Grandeur Peak Global Reach Fund
Investor Class
Actual	$ 1,000.00	$ 1,103.20	1.47%	$ 7.79
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.80	1.47%	$ 7.48
Institutional Class
Actual	$ 1,000.00	$ 1,104.70	1.23%	$ 6.53
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.00	1.23%	$ 6.26
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$ 1,000.00	$ 1,157.80	1.16%	$ 6.31
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.36	1.16%	$ 5.90
Institutional Class
Actual	$ 1,000.00	$ 1,159.10	0.91%	$ 4.95
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.62	0.91%	$ 4.63
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,073.50	1.46%	$ 7.63
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.85	1.46%	$ 7.43
Institutional Class
Actual	$ 1,000.00	$ 1,074.90	1.21%	$ 6.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.11	1.21%	$ 6.16
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$ 1,000.00	$ 1,161.70	1.13%	$ 6.16
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.51	1.13%	$ 5.75
Institutional Class
Actual	$ 1,000.00	$ 1,162.90	0.88%	$ 4.80
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.77	0.88%	$ 4.48
Grandeur Peak US Stalwarts Fund
Institutional Class
Actual	$ 1,000.00	$ 1,158.50	0.96%	$ 5.22
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.37	0.96%	$ 4.89

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (95.89%)
Argentina (1.16%)
Globant SA(a)	24,517	$7,825,581

Bangladesh (0.67%)
Square Pharmaceuticals, Ltd.	1,759,296	4,472,456

Brazil (6.52%)
Arco Platform, Ltd., Class A(a)	110,316	1,880,888
Blau Farmaceutica SA(a)	476,200	3,222,311
Fleury SA	1,112,300	3,697,287
Hypera SA	680,200	3,377,016
Instituto Hermes Pardini SA	1,092,400	4,206,005
Locaweb Servicos de Internet SA(b)(c)	1,267,900	4,129,133
Magazine Luiza SA	996,200	1,909,863
Neogrid Participacoes SA	2,019,000	1,284,278
Pagseguro Digital, Ltd., Class A(a)	202,774	7,340,419
Patria Investments, Ltd.	334,840	5,745,855
Pet Center Comercio e Participacoes SA	322,300	1,074,752
Raia Drogasil SA	507,000	2,102,094
TOTVS SA	607,700	3,532,839
Westwing Comercio Varejista Ltda(a)	563,000	338,171
		43,840,911

China (17.64%)
Alibaba Group Holding, Ltd.(a)	101,800	2,132,691
ANTA Sports Products, Ltd.	232,000	3,625,885
Baozun, Inc.(a)	440,500	2,547,715
Chaoju Eye Care Holdings, Ltd.(a)	2,624,500	2,766,005
CSPC Pharmaceutical Group, Ltd.	4,336,720	4,537,099
Fu Shou Yuan International Group, Ltd.	4,638,000	3,987,947
Guangzhou KDT Machinery Co., Ltd.	728,171	3,396,607
Hangzhou Robam Appliances Co., Ltd., Class A	1,123,400	5,499,996
Hangzhou Tigermed Consulting Co., Ltd., Class A	125,050	3,329,820
JD.com, Inc., Class A(a)	91,900	3,666,314
Jiangsu Hengrui Medicine Co., Ltd., Class A	210,096	1,616,603
Li Ning Co., Ltd.	576,200	6,405,925
Man Wah Holdings, Ltd.	2,750,000	4,276,717
ManpowerGroup Greater China, Ltd.(c)	2,266,500	2,680,008
O2Micro International, Ltd., ADR(a)	592,156	3,635,838
Silergy Corp.	179,422	29,550,417
Suofeiya Home Collection Co., Ltd., Class A	2,584,559	6,833,675
	Shares	Value (Note 2)
China (continued)
TK Group Holdings, Ltd.	10,499,117	$3,980,772
Trip.com Group, Ltd.(a)	188,700	5,466,613
WuXi AppTec Co., Ltd., Class H(c)	320,600	6,852,488
Wuxi Biologics Cayman, Inc.(a)(b)(c)	462,000	7,030,499
Yum China Holdings, Inc.	83,200	4,876,190
		118,695,824

Colombia (0.91%)
Parex Resources, Inc.	315,631	6,128,485

Egypt (0.48%)
African Export-Import Bank, GDR	500,000	1,400,000
Integrated Diagnostics Holdings PLC(b)(c)	1,484,400	1,836,945
		3,236,945

Georgia (1.28%)
Bank of Georgia Group PLC	166,212	3,452,988
TBC Bank Group PLC	240,293	5,162,994
		8,615,982

Greece (1.52%)
JUMBO SA	277,659	4,121,313
Sarantis SA	603,670	6,092,178
		10,213,491

Hong Kong (1.80%)
Plover Bay Technologies, Ltd.(c)	8,956,000	3,269,075
Techtronic Industries Co., Ltd.	429,100	8,829,627
		12,098,702

India (19.01%)
Avenue Supermarts, Ltd.(a)(b)(c)	44,900	2,779,490
Cartrade Tech, Ltd.(a)	93,429	1,494,115
Castrol India, Ltd.	2,727,212	5,031,491
Cera Sanitaryware, Ltd.	69,031	4,778,114
City Union Bank, Ltd.	1,756,435	3,944,172
Computer Age Management Services, Ltd.	203,629	8,190,981
EPL, Ltd.	1,135,862	3,258,268
FSN E-Commerce Ventures, Ltd.(a)	66,552	999,863
Gufic Biosciences, Ltd.	926,488	2,347,732
Gulf Oil Lubricants India, Ltd.	264,757	2,046,281
Happiest Minds Technologies, Ltd.	57,500	978,589
HCL Technologies, Ltd.	372,289	5,686,411
HDFC Asset Management Co., Ltd.(b)(c)	86,800	3,068,551
HDFC Bank, Ltd.	304,435	6,435,188

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	35

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
India (continued)
Home First Finance Co. India, Ltd.(a)(b)(c)	502,237	$4,730,191
IndiaMart InterMesh, Ltd.(b)(c)	70,513	6,729,604
L&T Technology Services, Ltd.(b)(c)	96,897	6,114,192
Larsen & Toubro Infotech, Ltd.(b)(c)	64,573	5,762,406
Marico, Ltd.	345,835	2,625,356
Metropolis Healthcare, Ltd.(b)(c)	356,837	14,115,985
Nippon Life India Asset Management, Ltd.(b)(c)	925,070	5,168,224
Polycab India, Ltd.	224,513	6,780,251
Vaibhav Global, Ltd.	338,118	2,594,769
WNS Holdings, Ltd., ADR(a)	250,494	22,246,372
		127,906,596

Indonesia (3.58%)
Ace Hardware Indonesia Tbk PT	37,757,000	3,757,711
Arwana Citramulia Tbk PT	45,188,500	2,758,994
Bank Central Asia Tbk PT	9,100,500	4,801,570
Bank Tabungan Pensiunan Nasional Syariah	14,450,300	3,886,052
Selamat Sempurna Tbk PT	47,545,800	5,336,003
Ultrajaya Milk Industry & Trading Co. Tbk PT	30,552,300	3,515,105
		24,055,435

Kenya (0.63%)
Safaricom PLC	11,096,600	4,267,156

Malaysia (0.15%)
Scicom MSC Bhd	3,545,500	984,623

Mexico (0.81%)
Regional SAB de CV	1,048,200	5,470,109

Philippines (4.20%)
AllHome Corp.(a)	20,298,765	4,147,536
Concepcion Industrial Corp.	1,861,792	847,612
Philippine Seven Corp.(a)	1,023,000	1,846,717
Puregold Price Club, Inc.	8,060,000	6,755,307
Robinsons Land Corp.	11,011,600	3,713,493
Wilcon Depot, Inc.	17,692,900	10,950,575
		28,261,240

Poland (3.94%)
Allegro.eu SA(a)(b)(c)	191,735	2,168,381
Dino Polska SA(a)(b)(c)	181,551	16,218,159
LiveChat Software SA	221,945	6,786,884
Mo-BRUK SA	15,025	1,355,758
		26,529,182
	Shares	Value (Note 2)
Russia (2.73%)
HeadHunter Group PLC, ADR	141,100	$7,458,546
TCS Group Holding PLC, GDR(c)	47,816	4,896,358
Yandex NV, Class A(a)	72,377	5,995,711
		18,350,615

Singapore (0.48%)
Riverstone Holdings,
Ltd./Singapore	5,069,200	3,232,860

South Africa (1.95%)
Clicks Group, Ltd.	216,900	3,959,437
Italtile, Ltd.	3,636,472	4,204,262
Transaction Capital, Ltd.	1,710,220	4,935,286
		13,098,985

South Korea (4.50%)
Douzone Bizon Co., Ltd.	93,149	6,480,693
Hyundai Ezwel Co., Ltd.	363,272	3,062,110
LEENO Industrial, Inc.	19,622	2,874,748
LG Household & Health Care, Ltd.	7,618	7,633,972
Orion Corp./Republic of Korea	39,289	3,967,397
Suprema, Inc.(a)	80,278	1,703,731
Tokai Carbon Korea Co., Ltd.	42,454	4,541,312
		30,263,963

Taiwan (11.52%)
ASPEED Technology, Inc.	54,000	5,378,931
Bioteque Corp.	1,036,000	4,079,400
Brighten Optix Corp.	268,000	3,604,366
eMemory Technology, Inc.	74,000	6,120,431
FineTek Co., Ltd.	683,970	2,107,853
GEM Services, Inc./Tw	1,064,000	3,810,864
M3 Technology, Inc.	497,000	4,405,505
momo.com, Inc.	172,400	11,097,183
Poya International Co., Ltd.	543,840	9,719,635
Realtek Semiconductor Corp.	209,000	3,750,328
Sinbon Electronics Co., Ltd.	401,000	3,316,612
Sporton International, Inc.	869,148	7,047,948
Voltronic Power Technology Corp.	143,108	8,362,569
Wistron Information Technology & Services Corp.	1,552,400	4,733,931
		77,535,556

Thailand (1.76%)
Humanica PCL	9,664,000	3,116,245
Muangthai Capital PCL	1,779,000	3,243,562
Netbay PCL	2,654,200	1,999,699
TQM Corp. PCL	1,098,000	3,474,422
		11,833,928

See Notes to Financial Statements.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Turkey (0.30%)
DP Eurasia NV(a)	1,646,300	$2,050,271

United States (3.51%)
Bizlink Holding, Inc.	578,000	5,331,355
Frontage Holdings Corp.(a)(b)(c)	10,056,400	5,880,936
Genpact, Ltd.	251,246	12,398,990
		23,611,281

Vietnam (4.84%)
FPT Corp.	1,917,857	8,168,268
Lix Detergent JSC	437,310	1,066,774
Orient Commercial Joint Stock Bank(a)	4,016,750	4,696,198
Vietnam Dairy Products JSC	1,899,622	7,572,939
Vietnam Technological & Commercial Joint Stock Bank(a)	3,440,269	7,802,469
Vincom Retail JSC(a)	2,386,220	3,272,314
		32,578,962

TOTAL COMMON STOCKS
(Cost $429,337,190)		645,159,139

TOTAL INVESTMENTS (95.89%)
(Cost $429,337,190)		$645,159,139

Other Assets In Excess Of Liabilities (4.11%)		27,637,812

NET ASSETS (100.00%)		$672,796,951

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $92,585,184, representing 13.76% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $103,430,625, representing 15.37% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2021) (Unaudited)
Technology	29.4%
Consumer	27.0%
Financials	13.6%
Health Care	12.0%
Industrials	11.5%
Energy & Materials	2.4%
Cash, Cash Equivalents, & Other Net Assets	4.1%
Total	100%

Industry Composition (October 31, 2021) (Unaudited)
IT Services	13.1%
Semiconductors & Semiconductor Equipment	8.9%
Banks	7.6%
Food & Staples Retailing	5.0%
Specialty Retail	4.2%
Software	4.0%
Health Care Providers & Services	3.9%
Life Sciences Tools & Services	3.5%
Internet & Direct Marketing Retail	3.5%
Professional Services	3.4%
Electrical Equipment	3.3%
Pharmaceuticals	2.5%
Personal Products	2.4%
Household Durables	2.4%
Machinery	2.4%
Capital Markets	2.2%
Food Products	2.2%
Textiles, Apparel & Luxury Goods	1.9%
Hotels, Restaurants & Leisure	1.8%
Multiline Retail	1.7%
Health Care Equipment & Supplies	1.6%
Electronic Equipment, Instruments & Components	1.4%
Consumer Finance	1.3%
Building Products	1.2%
Real Estate Management & Development	1.1%
Trading Companies & Distributors	1.0%
Diversified Consumer Services	1.0%
Chemicals	1.0%
Other Industries (each less than 1%)	6.4%
Cash and Other Assets, Less Liabilities	4.1%
Total	100.0%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	37

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.08%)
Australia (4.97%)
Fiducian Group, Ltd.	322,731	$2,121,840
Kogan.com, Ltd.	87,200	652,024
QANTM Intellectual Property, Ltd.	2,170,745	2,008,513
		4,782,377

Bangladesh (0.52%)
Square Pharmaceuticals, Ltd.	197,390	501,802

Belgium (0.37%)
X-Fab Silicon Foundries SE(a)(b)(c)	35,756	355,473

Brazil (1.53%)
Patria Investments, Ltd.	85,643	1,469,634

Britain (9.77%)
B&M European Value Retail SA	169,055	1,464,974
boohoo Group PLC(a)	310,000	771,076
City of London Investment Group PLC	125,784	912,351
Clinigen Group PLC	42,443	356,063
De La Rue PLC(a)	529,782	1,212,256
K3 Capital Group PLC	132,654	630,864
Manolete Partners PLC	203,050	861,441
On the Beach Group PLC(a)(b)(c)	230,299	940,800
Premier Miton Group PLC	567,200	1,397,237
Ultra Electronics Holdings PLC	19,251	854,136
		9,401,198

Canada (2.79%)
BioSyent, Inc.(a)	113,187	644,771
Guardian Capital Group, Ltd.	72,892	2,037,277
		2,682,048

China (5.97%)
ManpowerGroup Greater China, Ltd.(c)	1,290,000	1,525,352
O2Micro International, Ltd., ADR(a)	198,180	1,216,825
TK Group Holdings, Ltd.	3,635,283	1,378,328
Xin Point Holdings, Ltd.(c)	4,281,000	1,628,657
		5,749,162

Colombia (1.51%)
Parex Resources, Inc.	74,614	1,448,751

France (1.73%)
Neurones	16,588	682,657
Rothschild & Co.	11,143	490,135
	Shares	Value (Note 2)
France (continued)
Thermador Groupe	4,347	$494,474
		1,667,266

Georgia (0.92%)
Bank of Georgia Group PLC	18,357	381,359
TBC Bank Group PLC	23,293	500,479
		881,838

Germany (1.26%)
Deutsche Industrie REIT AG	30,000	780,302
Norma Group SE	10,141	436,096
		1,216,398

Greece (1.81%)
Kri-Kri Milk Industry SA	120,527	1,111,850
Sarantis SA	61,973	625,425
		1,737,275

Hong Kong (2.49%)
Plover Bay Technologies, Ltd.(c)	6,553,000	2,391,944

India (3.00%)
Gulf Oil Lubricants India, Ltd.	56,213	434,465
Mahanagar Gas, Ltd.(c)	69,237	927,537
Time Technoplast, Ltd.	1,649,146	1,525,126
		2,887,128

Indonesia (1.62%)
Map Aktif Adiperkasa PT(a)	4,543,100	1,042,179
Selamat Sempurna Tbk PT	4,625,200	519,080
		1,561,259

Ireland (0.56%)
Irish Residential Properties REIT PLC	286,406	539,670

Italy (1.44%)
Banca Sistema SpA(b)(c)	297,583	779,176
Piovan SpA(b)(c)	58,717	609,535
		1,388,711

Japan (13.08%)
AIT Corp.	54,000	526,379
Amuse, Inc.	36,800	715,174
Beenos, Inc.	68,700	1,992,134
Copro-Holdings Co., Ltd.	67,800	728,712
Japan Lifeline Co., Ltd.	192,500	2,068,984
Medikit Co., Ltd.	38,500	958,320
Naigai Trans Line, Ltd.	42,800	824,644
Seria Co., Ltd.	74,600	2,461,031
Synchro Food Co., Ltd.(a)	173,000	591,972
Trancom Co., Ltd.	10,600	740,303

See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
YAMADA Consulting Group Co., Ltd.	95,900	$975,198
		12,582,851

Mexico (0.58%)
Regional SAB de CV	106,900	557,866

New Zealand (0.65%)
a2 Milk Co., Ltd.(a)	132,584	624,213

Oman (0.80%)
Tethys Oil AB	105,922	770,858

Philippines (2.69%)
AllHome Corp.(a)	2,800,000	572,109
Concepcion Industrial Corp.	1,126,400	512,813
Pryce Corp.	7,013,600	765,220
Robinsons Land Corp.	2,185,400	736,993
		2,587,135

Poland (0.67%)
Mo-BRUK SA	7,145	644,718

Singapore (0.87%)
Riverstone Holdings, Ltd./Singapore	1,319,800	841,697

South Africa (0.54%)
Italtile, Ltd.	453,471	524,275

South Korea (0.46%)
HCT Co., Ltd.	32,644	438,587

Taiwan (6.41%)
Bioteque Corp.	423,000	1,665,623
FineTek Co., Ltd.	218,024	671,905
Fuzetec Technology Co., Ltd.	269,363	665,453
GEM Services, Inc./Tw	148,000	530,083
Tehmag Foods Corp.	44,000	473,093
Tofu Restaurant Co., Ltd.	154,000	869,446
Wistron Information Technology & Services Corp.	424,600	1,294,786
		6,170,389

United Arab Emirates (0.92%)
Aramex PJSC	746,338	887,929

United States (25.52%)
Bank of NT Butterfield & Son, Ltd.	63,481	2,278,968
Barrett Business Services, Inc.	28,826	2,363,732
Bizlink Holding, Inc.	107,000	986,946
	Shares	Value (Note 2)
United States (continued)
Bowman Consulting Group, Ltd.(a)	67,775	$1,043,735
Esquire Financial Holdings, Inc.(a)	45,907	1,468,106
Evolution Petroleum Corp.	304,508	1,808,778
First Hawaiian, Inc.	21,850	602,842
Global Industrial Co.	17,446	707,959
Hackett Group, Inc.	178,270	3,768,628
Healthcare Services Group, Inc.	49,922	958,003
Hingham Institution For Savings The	1,831	661,430
Kimball International, Inc., Class B	128,250	1,394,078
LGI Homes, Inc.(a)	8,490	1,267,557
Ollie's Bargain Outlet Holdings, Inc.(a)	14,582	986,618
Plumas Bancorp	77,090	2,847,704
Samsonite International SA(a)(b)(c)	234,300	504,706
TriMas Corp.	27,531	918,159
		24,567,949

Vietnam (3.63%)
FPT Corp.	167,489	713,346
Lix Detergent JSC	200,000	487,880
Orient Commercial Joint Stock Bank(a)	1,073,775	1,255,407
Vietnam Technological & Commercial Joint Stock Bank(a)	455,100	1,032,159
		3,488,792

TOTAL COMMON STOCKS
(Cost $86,573,675)		95,349,193

TOTAL INVESTMENTS (99.08%)
(Cost $86,573,675)		$95,349,193

Other Assets In Excess Of Liabilities (0.92%)		880,823

NET ASSETS (100.00%)		$96,230,016

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $3,189,690, representing 3.31% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	39

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $9,663,180, representing 10.04% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2021) (Unaudited)
Industrials	24.6%
Financials	24.6%
Consumer	20.2%
Technology	13.4%
Energy & Materials	8.0%
Health Care	7.3%
Utilities	1.0%
Cash, Cash Equivalents, & Other Net Assets	0.9%
Total	100%
Industry Composition (October 31, 2021) (Unaudited)
Banks	12.2%
Capital Markets	9.5%
Professional Services	9.2%
IT Services	6.6%
Health Care Equipment & Supplies	5.7%
Multiline Retail	5.1%
Oil, Gas & Consumable Fuels	5.0%
Commercial Services & Supplies	4.4%
Internet & Direct Marketing Retail	3.6%
Containers & Packaging	2.5%
Communications Equipment	2.5%
Machinery	2.5%
Semiconductors & Semiconductor Equipment	2.3%
Food Products	2.3%
Specialty Retail	2.2%
Auto Components	2.2%
Hotels, Restaurants & Leisure	1.9%
Electrical Equipment	1.7%
Equity Real Estate Investment Trusts (REITs)	1.4%
Air Freight & Logistics	1.4%
Household Durables	1.3%
Trading Companies & Distributors	1.2%
Pharmaceuticals	1.2%
Construction & Engineering	1.1%
Gas Utilities	1.0%
Other Industries (each less than 1%)	9.1%
Cash and Other Assets, Less Liabilities	0.9%
Total	100.0%

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.74%)
Australia (5.21%)
Australian Ethical Investment, Ltd.	57,454	$591,677
Fiducian Group, Ltd.	172,647	1,135,092
Kogan.com, Ltd.	161,497	1,207,568
People Infrastructure, Ltd.	77,970	259,245
Redbubble, Ltd.(a)	60,900	190,119
Temple & Webster Group, Ltd.(a)	27,368	260,844
Whispir, Ltd.(a)	168,579	291,670
		3,936,215

Belgium (0.46%)
X-Fab Silicon Foundries SE(a)(b)(c)	34,819	346,157

Brazil (0.19%)
Neogrid Participacoes SA	220,300	140,132

Britain (12.30%)
AB Dynamics PLC	13,514	338,451
Bytes Technology Group PLC	15,079	110,198
City of London Investment Group PLC	46,732	338,962
CVS Group PLC	14,441	493,093
dotdigital group PLC	117,100	385,419
Elixirr International PLC(a)	51,240	504,897
Foresight Group Holdings, Ltd.	65,647	404,286
Impax Asset Management Group PLC	59,855	897,784
JTC PLC(b)(c)	60,251	640,687
K3 Capital Group PLC	277,632	1,320,338
Keystone Law Group PLC	67,090	729,938
On the Beach Group PLC(a)(b)(c)	163,775	669,041
Pensionbee Group PLC(a)	306,740	620,029
Premier Miton Group PLC	385,142	948,756
Tristel PLC	12,810	85,903
Volution Group PLC	69,601	470,547
XPS Pensions Group PLC(c)	173,192	327,090
		9,285,419

Canada (0.83%)
Guardian Capital Group, Ltd.	22,300	623,268

China (1.86%)
O2Micro International, Ltd., ADR(a)	94,424	579,763
TK Group Holdings, Ltd.	2,166,600	821,473
		1,401,236

Denmark (0.13%)
Trifork AS(a)	2,455	97,666
	Shares	Value (Note 2)
Finland (2.09%)
Musti Group Oyj	40,126	$1,576,188

France (3.15%)
Esker SA	2,222	759,032
Neurones	9,400	386,845
Sidetrade	1,250	257,211
Thermador Groupe	5,874	668,171
Wavestone	5,647	310,730
		2,381,989

Georgia (0.31%)
TBC Bank Group PLC	11,050	237,423

Germany (3.99%)
Bike24 Holding AG(a)	19,625	454,185
Deutsche Industrie REIT AG	9,460	246,055
Exasol AG(a)	32,465	329,510
Fashionette AG(a)	10,926	218,508
hGears AG(a)	7,851	186,961
Home24 SE(a)	44,218	577,101
Nexus AG	3,900	339,934
Westwing Group AG(a)	21,139	661,258
		3,013,512

Greece (2.58%)
Kri-Kri Milk Industry SA	83,721	772,318
Sarantis SA	116,542	1,176,130
		1,948,448

Hong Kong (0.75%)
Plover Bay Technologies, Ltd.(c)	1,544,000	563,583

India (4.72%)
Amrutanjan Health Care, Ltd.	48,853	595,125
Cera Sanitaryware, Ltd.	4,721	326,773
EPL, Ltd.	72,500	207,969
Gufic Biosciences, Ltd.	212,187	537,685
Gulf Oil Lubricants India, Ltd.	63,717	492,463
Metropolis Healthcare, Ltd.(b)(c)	18,316	724,556
Vaibhav Global, Ltd.	29,230	224,315
Westlife Development, Ltd.(a)	59,223	458,955
		3,567,841

Indonesia (1.58%)
Arwana Citramulia Tbk PT	7,920,100	483,564
Map Aktif Adiperkasa PT(a)	1,249,100	286,541
Selamat Sempurna Tbk PT	3,749,200	420,768
		1,190,873

Ireland (0.95%)
Irish Residential Properties REIT PLC	137,000	258,147

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	41

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Ireland (continued)
Uniphar PLC	90,411	$460,913
		719,060

Israel (0.22%)
Max Stock, Ltd.	41,382	168,570

Italy (0.65%)
Piovan SpA(b)(c)	47,181	489,781

Japan (15.72%)
AIT Corp.	35,400	345,070
Beenos, Inc.	48,500	1,406,383
Central Automotive Products, Ltd.	10,900	283,366
Charm Care Corp.	58,400	874,655
Creema, Ltd.(a)	17,900	269,344
eGuarantee, Inc.	26,000	577,600
ENECHANGE, Ltd.(a)	15,700	734,205
geechs, Inc.	19,700	252,181
GMO Pepabo, Inc.	9,300	221,862
gremz, Inc.	21,300	490,194
Kinjiro Co., Ltd.	12,200	181,113
M&A Capital Partners Co., Ltd.(a)	18,700	1,051,696
MarkLines Co., Ltd.	9,100	257,091
Medikit Co., Ltd.	9,800	243,936
Meinan M&A Co., Ltd.	21,500	246,550
Naigai Trans Line, Ltd.	15,700	302,498
Open Door, Inc.(a)	21,600	477,010
Strike Co., Ltd.	11,000	415,003
Sun*, Inc.(a)	26,600	568,758
Synchro Food Co., Ltd.(a)	110,900	379,478
System Information Co., Ltd.	22,000	181,057
Syuppin Co., Ltd.	31,700	349,611
Trancom Co., Ltd.	2,700	188,568
User Local, Inc.	6,600	105,797
Vega Corp. Co., Ltd.	63,000	758,930
YAKUODO Holdings Co., Ltd.	33,600	708,998
		11,870,954

Luxembourg (0.46%)
Sword Group	7,123	347,895

New Zealand (0.27%)
CBL Corp., Ltd.(d)	159,993	0
NZX, Ltd.	165,854	205,612
		205,612

Norway (4.85%)
24SevenOffice Group AB(a)	99,164	195,141
Bouvet ASA	35,333	282,734
Medistim ASA	7,989	359,358
Nordhealth AS(a)	282,797	1,539,869
Self Storage Group ASA(a)	268,416	911,888
	Shares	Value (Note 2)
Norway (continued)
SmartCraft ASA(a)	149,273	$371,067
		3,660,057

Oman (0.29%)
Tethys Oil AB	30,300	220,511

Philippines (2.02%)
AllHome Corp.(a)	3,615,398	738,714
Concepcion Industrial Corp.	334,770	152,410
Pryce Corp.	3,937,000	429,548
Wilcon Depot, Inc.	335,000	207,340
		1,528,012

Poland (1.04%)
Answear.com SA(a)	42,071	369,076
LiveChat Software SA	6,400	195,706
Mo-BRUK SA	2,474	223,238
		788,020

Singapore (0.29%)
Riverstone Holdings, Ltd./Singapore	343,600	219,129

South Korea (0.78%)
Hyundai Ezwel Co., Ltd.	25,910	218,402
MegaStudyEdu Co., Ltd.	2,818	185,688
Suprema, Inc.(a)	8,703	184,703
		588,793

Sweden (8.60%)
KNOW IT AB	18,289	734,712
Lyko Group AB(a)(c)	16,174	537,689
OEM International AB, Class B	40,455	909,154
SwedenCare AB	176,576	2,909,351
Teqnion AB(a)	53,700	844,143
Vitec Software Group AB, Class B	9,515	561,726
		6,496,775

Taiwan (6.46%)
Bioteque Corp.	130,000	511,894
Brighten Optix Corp.	81,000	1,089,379
FineTek Co., Ltd.	100,942	311,082
Fuzetec Technology Co., Ltd.	246,955	610,094
GEM Services, Inc./Tw	182,000	651,858
Poya International Co., Ltd.	12,360	220,901
Sporton International, Inc.	98,761	800,856
Tehmag Foods Corp.	14,630	157,303
Tofu Restaurant Co., Ltd.	48,050	271,279
Wistron Information Technology & Services Corp.	83,000	253,103
		4,877,749

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Thailand (0.52%)
Humanica PCL	935,000	$301,500
Netbay PCL	125,000	94,176
		395,676

United States (15.94%)
4imprint Group PLC	21,364	836,199
Acacia Pharma Group PLC(a)	128,911	247,376
Alpha Teknova, Inc.(a)	62,826	1,444,370
Barrett Business Services, Inc.	8,530	699,460
Better Choice Co., Inc.(a)	84,612	328,294
Bowman Consulting Group, Ltd.(a)	27,300	420,420
Castle Biosciences, Inc.(a)	3,300	205,755
Coastal Financial Corp.(a)	12,400	471,820
Esquire Financial Holdings, Inc.(a)	25,349	810,661
Evolution Petroleum Corp.	84,120	499,673
Global Industrial Co.	12,150	493,047
Hackett Group, Inc.	24,299	513,681
Heska Corp.(a)	2,387	533,566
Joint Corp.(a)	28,544	2,497,029
LeMaitre Vascular, Inc.	10,200	530,502
MaxCyte, Inc.(a)	74,400	769,760
Plumas Bancorp	9,900	365,706
ProntoForms Corp.(a)	432,000	366,516
		12,033,835

Vietnam (0.53%)
Lix Detergent JSC	163,520	398,891

TOTAL COMMON STOCKS
(Cost $50,574,833)		75,319,270

TOTAL INVESTMENTS (99.74%)
(Cost $50,574,833)		$75,319,270

Other Assets In Excess Of Liabilities (0.26%)		194,171

NET ASSETS (100.00%)		$75,513,441

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $2,870,222, representing 3.80% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $4,298,584, representing 5.69% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2021) (Unaudited)
Consumer	23.4%
Health Care	22.9%
Technology	18.5%
Industrials	17.4%
Financials	15.1%
Energy & Materials	2.4%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	43

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

Industry Composition (October 31, 2021) (Unaudited)
Capital Markets	11.1%
Internet & Direct Marketing Retail	9.1%
Health Care Providers & Services	7.1%
Software	6.3%
IT Services	6.1%
Professional Services	5.8%
Pharmaceuticals	5.7%
Health Care Equipment & Supplies	4.7%
Specialty Retail	4.5%
Trading Companies & Distributors	3.8%
Life Sciences Tools & Services	2.9%
Health Care Technology	2.5%
Banks	2.5%
Hotels, Restaurants & Leisure	2.5%
Semiconductors & Semiconductor Equipment	2.2%
Commercial Services & Supplies	2.1%
Personal Products	2.0%
Building Products	1.8%
Machinery	1.7%
Oil, Gas & Consumable Fuels	1.5%
Food Products	1.2%
Auto Components	1.2%
Media	1.1%
Electronic Equipment, Instruments & Components	1.0%
Other Industries (each less than 1%)	9.3%
Cash and Other Assets, Less Liabilities	0.3%
Total	100.0%

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.48%)
Argentina (0.72%)
Globant SA(a)	24,775	$7,907,932

Australia (0.50%)
Fiducian Group, Ltd.	182,850	1,202,173
Kogan.com, Ltd.	581,275	4,346,390
		5,548,563

Bangladesh (0.24%)
Square Pharmaceuticals, Ltd.	1,038,829	2,640,895

Belgium (1.19%)
Melexis NV	62,854	7,236,875
X-Fab Silicon Foundries SE(a)(b)(c)	592,237	5,887,796
		13,124,671

Brazil (1.49%)
Fleury SA	1,000,200	3,324,666
Instituto Hermes Pardini SA	708,600	2,728,282
Neogrid Participacoes SA	2,355,500	1,498,325
Pagseguro Digital, Ltd., Class A(a)	149,438	5,409,656
Patria Investments, Ltd.	200,658	3,443,291
		16,404,220

Britain (18.76%)
AB Dynamics PLC	67,600	1,693,007
Ascential PLC(a)	1,826,939	10,101,045
B&M European Value Retail SA	2,841,817	24,626,229
Bytes Technology Group PLC	256,480	1,874,371
City of London Investment Group PLC	393,420	2,853,601
CVS Group PLC	568,598	19,414,972
Dechra Pharmaceuticals PLC	402,522	28,204,634
Diploma PLC	129,290	5,315,275
Endava PLC, ADR(a)	213,213	33,785,732
Gamma Communications PLC	206,400	5,118,336
Impax Asset Management Group PLC	324,362	4,865,208
Intertek Group PLC	106,243	7,117,278
JTC PLC(b)(c)	498,762	5,303,655
K3 Capital Group PLC	1,023,251	4,866,289
Made.com Group PLC(a)(b)(c)	384,457	826,054
On the Beach Group PLC(a)(b)(c)	1,126,330	4,601,197
Pensionbee Group PLC(a)	888,523	1,796,015
Premier Miton Group PLC	1,939,173	4,776,942
Sabre Insurance Group PLC(b)(c)	974,131	2,623,635
Softcat PLC	185,363	4,928,976
St. James's Place PLC	445,740	9,635,231
Team17 Group PLC(a)	431,396	4,191,750
Tristel PLC	95,917	643,210
Ultra Electronics Holdings PLC	245,553	10,894,797
	Shares	Value (Note 2)
Britain (continued)
Victorian Plumbing Group PLC(a)	310,995	$772,912
Volution Group PLC	885,051	5,983,512
		206,813,863

Canada (1.68%)
Gildan Activewear, Inc.	240,200	8,823,119
Guardian Capital Group, Ltd.	126,800	3,543,966
Richelieu Hardware, Ltd.	175,965	6,211,951
		18,579,036

China (4.59%)
CSPC Pharmaceutical Group, Ltd.	3,090,320	3,233,109
Hangzhou Robam Appliances Co., Ltd., Class A	1,028,800	5,036,848
Man Wah Holdings, Ltd.	3,380,900	5,257,874
O2Micro International, Ltd., ADR(a)	681,084	4,181,856
Silergy Corp.	167,552	27,595,453
Suofeiya Home Collection Co., Ltd., Class A	2,000,100	5,288,343
		50,593,483

Denmark (0.13%)
Trifork AS(a)	35,415	1,408,895

Egypt (0.13%)
Integrated Diagnostics Holdings PLC(b)(c)	1,127,045	1,394,718

Finland (1.15%)
Musti Group Oyj	323,530	12,708,571

France (5.87%)
Alten SA	65,856	10,597,255
BioMerieux	27,694	3,523,178
Esker SA	35,947	12,279,450
Neurones	110,960	4,566,413
Rothschild & Co.	85,510	3,761,234
Thermador Groupe	73,248	8,332,008
Virbac SA	36,354	18,386,076
Wavestone	58,543	3,221,371
		64,666,985

Georgia (0.48%)
Bank of Georgia Group PLC	66,483	1,381,158
Georgia Capital PLC(a)	242,266	2,002,582
TBC Bank Group PLC	87,542	1,880,949
		5,264,689

Germany (4.72%)
Atoss Software AG	13,100	2,962,095
Bike24 Holding AG(a)	45,365	1,049,890
Dermapharm Holding SE	113,975	11,462,719

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	45

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Germany (continued)
Exasol AG(a)	208,200	$2,113,168
Fashionette AG(a)	157,013	3,140,078
Friedrich Vorwerk Group SE(a)	60,903	2,709,147
Nagarro SE(a)	27,170	5,465,095
Nexus AG	82,624	7,201,722
QIAGEN NV(a)	225,370	12,566,631
Westwing Group AG(a)	108,845	3,404,827
		52,075,372

India (5.31%)
Cera Sanitaryware, Ltd.	17,049	1,180,079
Computer Age Management Services, Ltd.	164,350	6,610,982
EPL, Ltd.	481,054	1,379,924
Gulf Oil Lubricants India, Ltd.	200,637	1,550,704
IndiaMart InterMesh, Ltd.(b)(c)	43,675	4,168,245
L&T Technology Services, Ltd.(b)(c)	35,937	2,267,621
Metropolis Healthcare, Ltd.(b)(c)	425,953	16,850,119
Nippon Life India Asset Management, Ltd.(b)(c)	255,000	1,424,646
WNS Holdings, Ltd., ADR(a)	260,407	23,126,746
		58,559,066

Indonesia (1.37%)
Ace Hardware Indonesia Tbk PT	38,665,400	3,848,118
Arwana Citramulia Tbk PT	58,214,800	3,554,318
Selamat Sempurna Tbk PT	49,648,300	5,571,964
Ultrajaya Milk Industry & Trading Co. Tbk PT	18,240,200	2,098,573
		15,072,973

Ireland (1.44%)
Irish Residential Properties
REIT PLC	4,378,205	8,249,782
Keywords Studios PLC	197,885	7,680,332
		15,930,114

Israel (0.44%)
Wix.com, Ltd.(a)	25,847	4,806,508

Italy (1.79%)
DiaSorin SpA	15,959	3,603,943
GVS SpA(b)(c)	286,376	4,254,010
Interpump Group SpA	140,451	10,350,559
Piovan SpA(b)(c)	144,291	1,497,871
		19,706,383

Japan (8.67%)
AIT Corp.	366,700	3,574,501
BayCurrent Consulting, Inc.	15,300	6,295,854
Charm Care Corp.	252,000	3,774,196
Create SD Holdings Co., Ltd.	182,700	5,610,441
	Shares	Value (Note 2)
Japan (continued)
IR Japan Holdings, Ltd.	27,900	$2,572,748
Japan Lifeline Co., Ltd.	566,600	6,089,800
Kinjiro Co., Ltd.	81,900	1,215,835
M&A Capital Partners Co., Ltd.(a)	190,800	10,730,669
MarkLines Co., Ltd.	45,200	1,276,982
Medikit Co., Ltd.	83,700	2,083,412
MonotaRO Co., Ltd.	244,100	5,525,580
Naigai Trans Line, Ltd.	98,500	1,897,837
Open Door, Inc.(a)	250,100	5,523,156
Seria Co., Ltd.	413,200	13,631,340
Strike Co., Ltd.	129,300	4,878,175
Sun*, Inc.(a)	116,700	2,495,266
Synchro Food Co., Ltd.(a)	449,300	1,537,416
Trancom Co., Ltd.	75,370	5,263,832
User Local, Inc.	260,900	4,182,183
Visional, Inc.(a)	12,100	940,610
YAKUODO Holdings Co., Ltd.	305,700	6,450,612
		95,550,445

Luxembourg (0.18%)
Sword Group	41,691	2,036,235

Mexico (0.70%)
Grupo Herdez SAB de CV	2,096,680	3,851,585
Regional SAB de CV	738,427	3,853,536
		7,705,121

Netherlands (1.36%)
Aalberts NV	143,153	7,918,469
Shop Apotheke Europe NV(a)(b)(c)	46,456	7,035,126
		14,953,595

New Zealand (0.00%)(d)
CBL Corp., Ltd.(e)	1,107,672	1

Norway (0.99%)
Bouvet ASA	196,547	1,572,767
Nordhealth AS(a)	1,049,587	5,715,148
SmartCraft ASA(a)	1,457,082	3,622,051
		10,909,966

Philippines (1.06%)
AllHome Corp.(a)	3,534,674	722,221
Concepcion Industrial Corp.	1,035,152	471,270
Puregold Price Club, Inc.	8,009,700	6,713,149
Wilcon Depot, Inc.	6,158,500	3,811,648
		11,718,288

Poland (0.82%)
Dino Polska SA(a)(b)(c)	100,797	9,004,311

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Singapore (0.37%)
Riverstone Holdings, Ltd./Singapore	6,398,200	$4,080,424

South Africa (0.25%)
Italtile, Ltd.	2,394,999	2,768,948

South Korea (0.66%)
LEENO Industrial, Inc.	21,162	3,100,368
Tokai Carbon Korea Co., Ltd.	38,780	4,148,303
		7,248,671

Sweden (3.97%)
Beijer Alma AB	329,010	8,255,899
Boozt AB(a)(b)(c)	223,837	3,771,450
Byggfakta Group Nordic Holdco AB(a)	643,406	5,057,045
Cint Group AB(a)(e)	224,379	3,386,064
Hexpol AB	473,017	5,524,407
KNOW IT AB	183,715	7,380,260
Lyko Group AB(a)(c)	50,031	1,663,234
OEM International AB, Class B	155,695	3,498,968
SwedenCare AB	320,596	5,282,293
		43,819,620

Taiwan (2.25%)
Bioteque Corp.	1,193,000	4,697,610
Brighten Optix Corp.	289,000	3,886,797
FineTek Co., Ltd.	173,223	533,837
Fuzetec Technology Co., Ltd.	278,482	687,981
M3 Technology, Inc.	237,000	2,100,815
Poya International Co., Ltd.	301,790	5,393,661
Sporton International, Inc.	784,954	6,365,217
Tofu Restaurant Co., Ltd.	205,000	1,157,380
		24,823,298

United States (24.64%)
4imprint Group PLC	173,279	6,782,235
Bank of NT Butterfield & Son, Ltd.	209,104	7,506,834
Barrett Business Services, Inc.	47,990	3,935,180
Bizlink Holding, Inc.	573,900	5,293,538
Cardiovascular Systems, Inc.(a)	190,812	6,693,685
Castle Biosciences, Inc.(a)	91,161	5,683,888
EPAM Systems, Inc.(a)	33,668	22,666,644
Esquire Financial Holdings, Inc.(a)	25,886	827,834
First Republic Bank	67,631	14,630,614
Five Below, Inc.(a)	21,252	4,193,020
Frontage Holdings Corp.(a)(b)(c)	2,564,100	1,499,474
FTI Consulting, Inc.(a)	38,104	5,483,928
Genpact, Ltd.	224,300	11,069,205
Glacier Bancorp, Inc.	219,739	12,149,369
Global Industrial Co.	143,866	5,838,082
Hackett Group, Inc.	123,408	2,608,845
Heska Corp.(a)	64,501	14,417,909
	Shares	Value (Note 2)
United States (continued)
Houlihan Lokey, Inc.	30,750	$3,446,460
Insperity, Inc.	40,139	5,017,375
LeMaitre Vascular, Inc.	169,968	8,840,036
LGI Homes, Inc.(a)	51,733	7,723,737
Littelfuse, Inc.	72,591	21,381,679
Marcus & Millichap, Inc.(a)	216,305	10,187,965
MaxCyte, Inc.(a)	286,500	2,964,199
NV5 Global, Inc.(a)	54,534	5,678,625
Ollie's Bargain Outlet Holdings, Inc.(a)	86,466	5,850,290
P10, Inc.(a)	510,700	6,383,750
Paylocity Holding Corp.(a)	9,281	2,832,004
PJT Partners, Inc., Class A	103,160	8,437,456
Plumas Bancorp	43,088	1,591,671
Power Integrations, Inc.	37,854	3,906,911
Qualys, Inc.(a)	95,894	11,936,885
Rapid7, Inc.(a)	76,739	9,880,146
Silicon Laboratories, Inc.(a)	21,139	3,990,198
Squarespace, Inc.(a)	65,338	2,544,262
Traeger, Inc.(a)	262,417	4,957,057
TriMas Corp.	252,331	8,415,239
Ulta Beauty, Inc.(a)	11,927	4,381,503
		271,627,732

Vietnam (1.56%)
Vietnam Dairy Products JSC	914,196	3,644,488
Vietnam Technological & Commercial Joint Stock Bank(a)	5,964,004	13,526,256
		17,170,744

TOTAL COMMON STOCKS
(Cost $671,862,190)		1,096,624,336

PREFERRED STOCKS (0.39%)
United States (0.39%)
Dataminr Inc -Private Placement(a)(e)	96,640	4,252,160

TOTAL PREFERRED STOCKS
(Cost $1,923,136)		4,252,160

TOTAL INVESTMENTS (99.87%)
(Cost $673,785,326)		$1,100,876,496

Other Assets In Excess Of Liabilities (0.13%)		1,468,267

NET ASSETS (100.00%)		$1,102,344,763

(a)	Non-Income Producing Security.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	47

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $72,409,928, representing 6.57% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $74,073,162, representing 6.72% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2021) (Unaudited)
Technology	32.1%
Health Care	19.5%
Consumer	18.2%
Financials	14.2%
Industrials	14.1%
Energy & Materials	1.8%
Cash, Cash Equivalents, & Other Net Assets	0.1%
Total	100%

Industry Composition (October 31, 2021) (Unaudited)
IT Services	16.0%
Capital Markets	7.2%
Pharmaceuticals	6.3%
Software	5.8%
Health Care Equipment & Supplies	5.7%
Semiconductors & Semiconductor Equipment	5.5%
Banks	5.2%
Health Care Providers & Services	4.8%
Multiline Retail	4.4%
Professional Services	4.1%
Trading Companies & Distributors	3.6%
Specialty Retail	3.2%
Food & Staples Retailing	2.5%
Machinery	2.5%
Household Durables	2.5%
Internet & Direct Marketing Retail	2.3%
Electronic Equipment, Instruments & Components	2.2%
Life Sciences Tools & Services	1.5%
Media	1.5%
Health Care Technology	1.2%
Hotels, Restaurants & Leisure	1.0%
Aerospace & Defense	1.0%
Other Industries (each less than 1%)	9.9%
Cash and Other Assets, Less Liabilities	0.1%
Total	100.0%

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.05%)
Argentina (0.46%)
Globant SA(a)	6,105	$1,948,655

Australia (2.75%)
Appen, Ltd.	54,722	442,518
Australian Ethical Investment, Ltd.	373,810	3,849,595
Bravura Solutions, Ltd.	122,268	255,693
EQT Holdings, Ltd.	45,913	970,516
Kogan.com, Ltd.	163,531	1,222,777
Netwealth Group, Ltd.	89,313	1,162,308
People Infrastructure, Ltd.	337,412	1,121,872
Redbubble, Ltd.(a)	504,142	1,573,844
Whispir, Ltd.(a)	648,231	1,121,549
		11,720,672

Bangladesh (0.12%)
Square Pharmaceuticals, Ltd.	202,545	514,907

Belgium (0.71%)
Melexis NV	10,126	1,165,886
Warehouses De Pauw CVA	30,732	1,399,735
X-Fab Silicon Foundries SE(a)(b)(c)	44,047	437,899
		3,003,520

Brazil (1.71%)
Arco Platform, Ltd., Class A(a)	11,542	196,791
Diagnosticos da America SA(a)	52,000	322,017
Fleury SA	371,700	1,235,532
Hypera SA	81,800	406,116
Instituto Hermes Pardini SA	198,300	763,503
Locaweb Servicos de Internet SA(b)(c)	271,068	882,779
Neogrid Participacoes SA	702,600	446,921
Pagseguro Digital, Ltd., Class A(a)	35,475	1,284,195
Patria Investments, Ltd.	77,699	1,333,315
Pet Center Comercio e Participacoes SA	127,400	424,832
		7,296,001

Britain (13.09%)
AB Dynamics PLC	46,291	1,159,334
Abcam PLC(a)	65,482	1,482,239
Ascential PLC(a)	67,756	374,619
B&M European Value Retail SA	485,966	4,211,218
Bytes Technology Group PLC	77,553	566,762
CVS Group PLC	65,858	2,248,744
Dechra Pharmaceuticals PLC	47,180	3,305,893
Diploma PLC	18,786	772,316
dotdigital group PLC	595,084	1,958,638
Elixirr International PLC(a)	238,300	2,348,105
Endava PLC, ADR(a)	46,905	7,432,566
	Shares	Value (Note 2)
Britain (continued)
Foresight Group Holdings, Ltd.	216,892	$1,335,725
Gamma Communications PLC	74,969	1,859,092
GlobalData PLC	26,497	498,609
Impax Asset Management Group PLC	416,513	6,247,410
Intertek Group PLC	20,231	1,355,286
JTC PLC(b)(c)	369,856	3,932,915
K3 Capital Group PLC	595,428	2,831,685
Keystone Law Group PLC	149,151	1,622,760
Made.com Group PLC(a)(b)(c)	188,500	405,016
Ocado Group PLC(a)	18,958	467,788
On the Beach Group PLC(a)(b)(c)	600,673	2,453,824
Pensionbee Group PLC(a)	815,693	1,648,800
Rotork PLC	140,010	678,685
Softcat PLC	15,408	409,713
St. James's Place PLC	19,136	413,649
Team17 Group PLC(a)	58,966	572,955
Tristel PLC	47,600	319,201
Ultra Electronics Holdings PLC	25,770	1,143,374
Victorian Plumbing Group PLC(a)	178,529	443,696
Volution Group PLC	121,147	819,031
XPS Pensions Group PLC(c)	214,043	404,242
		55,723,890

Canada (0.90%)
Gildan Activewear, Inc.	36,300	1,333,386
Guardian Capital Group, Ltd.	16,000	447,188
Richelieu Hardware, Ltd.	17,100	603,668
Ritchie Bros Auctioneers, Inc.	21,401	1,462,758
		3,847,000

China (4.57%)
Chaoju Eye Care Holdings, Ltd.(a)	651,500	686,627
CSPC Pharmaceutical Group, Ltd.	769,520	805,076
Guangzhou KDT Machinery Co., Ltd.	196,840	918,175
Hangzhou Robam Appliances Co., Ltd., Class A	102,700	502,804
Li Ning Co., Ltd.	73,800	820,474
Man Wah Holdings, Ltd.	1,319,200	2,051,580
ManpowerGroup Greater China, Ltd.(c)	578,000	683,452
O2Micro International, Ltd., ADR(a)	150,009	921,055
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	7,400	434,902
Silergy Corp.	39,925	6,575,561
Suofeiya Home Collection Co., Ltd., Class A	134,100	354,566
TK Group Holdings, Ltd.	1,830,000	693,850

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	49

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
China (continued)
WuXi AppTec Co., Ltd., Class H(c)	135,012	$2,885,739
Wuxi Biologics Cayman, Inc.(a)(b)(c)	28,500	433,700
Yum China Holdings, Inc.	12,143	698,012
		19,465,573

Colombia (0.97%)
Parex Resources, Inc.	212,661	4,129,156

Denmark (0.23%)
Ringkjoebing Landbobank A/S	3,693	468,870
Trifork AS(a)	13,239	526,680
		995,550

Egypt (0.22%)
African Export-Import Bank, GDR	200,000	560,000
Integrated Diagnostics Holdings PLC(b)(c)	291,972	361,315
		921,315

Finland (0.81%)
Musti Group Oyj	87,566	3,439,677

France (3.50%)
Alten SA	10,400	1,673,522
Antin Infrastructure Partners SA(a)	21,394	813,667
BioMerieux	3,595	457,349
Bureau Veritas SA	25,629	813,563
Esker SA	16,637	5,683,179
Neurones	17,282	711,218
Sidetrade	2,745	564,834
Thermador Groupe	17,757	2,019,870
Virbac SA	4,283	2,166,132
		14,903,334

Germany (3.34%)
Atoss Software AG	1,800	407,005
Bike24 Holding AG(a)	32,976	763,169
Dermapharm Holding SE	17,100	1,719,785
Exasol AG(a)	58,735	596,143
Fashionette AG(a)	41,523	830,412
Friedrich Vorwerk Group SE(a)	21,968	977,202
hGears AG(a)	42,149	1,003,722
Home24 SE(a)	37,498	489,397
Nagarro SE(a)	10,311	2,074,000
Nexus AG	11,031	961,491
Puma SE	5,149	638,677
QIAGEN NV(a)	36,953	2,060,499
Westwing Group AG(a)	53,706	1,680,000
		14,201,502
	Shares	Value (Note 2)
Greece (0.61%)
Kri-Kri Milk Industry SA	61,300	$565,487
Sarantis SA	199,040	2,008,692
		2,574,179

Hong Kong (1.11%)
Jacobson Pharma Corp., Ltd.(c)	2,583,300	192,573
Plover Bay Technologies, Ltd.(c)	3,254,000	1,187,759
Techtronic Industries Co., Ltd.	94,500	1,944,534
Vitasoy International Holdings, Ltd.	576,300	1,386,587
		4,711,453

India (4.80%)
Avenue Supermarts, Ltd.(a)(b)(c)	15,385	952,393
Cera Sanitaryware, Ltd.	15,069	1,043,030
Computer Age Management Services, Ltd.	28,000	1,126,301
EPL, Ltd.	307,821	882,997
Gufic Biosciences, Ltd.	249,687	632,710
Gulf Oil Lubricants India, Ltd.	100,176	774,251
HCL Technologies, Ltd.	43,536	664,977
HDFC Bank, Ltd.	32,137	679,316
IndiaMart InterMesh, Ltd.(b)(c)	12,391	1,182,569
L&T Technology Services, Ltd.(b)(c)	19,343	1,220,542
Metropolis Healthcare, Ltd.(b)(c)	83,581	3,306,350
Poly Medicure, Ltd.	33,085	408,099
Polycab India, Ltd.	37,092	1,120,172
Time Technoplast, Ltd.	990,247	915,778
Westlife Development, Ltd.(a)	75,255	583,196
WNS Holdings, Ltd., ADR(a)	55,697	4,946,451
		20,439,132

Indonesia (1.18%)
Ace Hardware Indonesia Tbk PT	6,860,000	682,732
Arwana Citramulia Tbk PT	25,137,200	1,534,757
Bank Central Asia Tbk PT	1,464,000	772,430
Selamat Sempurna Tbk PT	11,923,000	1,338,103
Ultrajaya Milk Industry & Trading Co. Tbk PT	6,163,200	709,089
		5,037,111

Ireland (0.99%)
Keywords Studios PLC	39,519	1,533,816
Uniphar PLC	523,697	2,669,792
		4,203,608

Israel (0.54%)
Wix.com, Ltd.(a)	12,427	2,310,925

Italy (0.65%)
GVS SpA(b)(c)	30,729	456,468

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Italy (continued)
Interpump Group SpA	11,647	$858,328
Piovan SpA(b)(c)	138,608	1,438,876
		2,753,672

Japan (7.63%)
AIT Corp.	98,400	959,179
Appier Group, Inc.(a)	12,100	128,458
BASE, Inc.(a)	39,100	319,044
BayCurrent Consulting, Inc.	8,900	3,662,294
Beenos, Inc.	40,700	1,180,202
Charm Care Corp.	68,600	1,027,420
Coconala, Inc.(a)	19,100	315,554
Creema, Ltd.(a)	23,400	352,103
eGuarantee, Inc.	6,400	142,179
ENECHANGE, Ltd.(a)	12,800	598,587
Funai Soken Holdings, Inc.	51,600	1,428,366
geechs, Inc.	52,900	677,176
gremz, Inc.	99,200	2,282,971
Industrial & Infrastructure Fund Investment Corp.	409	748,204
Japan Lifeline Co., Ltd.	79,700	856,613
M&A Capital Partners Co., Ltd.(a)	8,200	461,171
MarkLines Co., Ltd.	24,800	700,645
Medikit Co., Ltd.	29,300	729,319
MonotaRO Co., Ltd.	36,200	819,443
Naigai Trans Line, Ltd.	65,750	1,266,830
Nihon M&A Center Holdings, Inc.	50,400	1,541,075
Open Door, Inc.(a)	49,600	1,095,356
Seria Co., Ltd.	33,000	1,088,660
Strike Co., Ltd.	10,600	399,912
Sun*, Inc.(a)	42,100	900,177
Synchro Food Co., Ltd.(a)	113,400	388,032
System Information Co., Ltd.	71,800	590,905
Systena Corp.	29,700	546,183
Syuppin Co., Ltd.	53,300	587,831
TeamSpirit, Inc.(a)	22,800	189,442
Trancom Co., Ltd.	16,000	1,117,438
User Local, Inc.	60,700	973,011
Vega Corp. Co., Ltd.	81,000	975,767
Visional, Inc.(a)	4,500	349,814
WDB coco Co., Ltd.	11,900	491,766
WealthNavi, Inc.(a)	42,300	1,156,082
YAKUODO Holdings Co., Ltd.	36,200	763,860
YAMADA Consulting Group Co., Ltd.	66,000	671,147
		32,482,216

Luxembourg (0.06%)
Sword Group	5,128	250,457

Netherlands (0.66%)
Aalberts NV	25,244	1,396,365
	Shares	Value (Note 2)
Netherlands (continued)
Shop Apotheke Europe NV(a)(b)(c)	9,426	$1,427,439
		2,823,804

New Zealand (0.32%)
CBL Corp., Ltd.(d)	819,006	1
NZX, Ltd.	1,080,898	1,340,007
		1,340,008

Norway (1.63%)
24SevenOffice Group AB(a)	71,303	140,314
Bouvet ASA	101,257	810,257
CSAM Health Group AS(a)	91,191	892,707
Medistim ASA	12,841	577,609
Nordhealth AS(a)	190,069	1,034,952
Self Storage Group ASA(a)	694,169	2,358,296
SmartCraft ASA(a)	455,526	1,132,358
		6,946,493

Oman (0.39%)
Tethys Oil AB	230,724	1,679,116

Philippines (1.45%)
AllHome Corp.(a)	3,899,617	796,787
Concepcion Industrial Corp.	1,793,920	816,712
Pryce Corp.	6,894,800	752,260
Puregold Price Club, Inc.	490,700	411,269
Wilcon Depot, Inc.	5,464,600	3,382,177
		6,159,205

Poland (1.19%)
Dino Polska SA(a)(b)(c)	47,357	4,230,455
LiveChat Software SA	27,929	854,044
		5,084,499

Singapore (0.14%)
Riverstone Holdings, Ltd./Singapore	916,300	584,366

South Africa (0.41%)
Clicks Group, Ltd.	54,372	992,543
Italtile, Ltd.	665,000	768,831
		1,761,374

South Korea (0.55%)
Douzone Bizon Co., Ltd.	4,900	340,909
Hyundai Ezwel Co., Ltd.	33,500	282,380
LEENO Industrial, Inc.	3,790	555,259
Suprema, Inc.(a)	8,000	169,783
Tokai Carbon Korea Co., Ltd.	9,297	994,502
		2,342,833

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	51

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Spain (0.00%)(e)
Let's GOWEX SA(a)(d)	10,700	$0

Sweden (6.43%)
Beijer Alma AB	72,706	1,824,423
Boozt AB(a)(b)(c)	87,256	1,470,184
Byggfakta Group Nordic Holdco AB(a)	119,987	943,074
Cint Group AB(a)(d)	43,467	655,953
EQT AB	126,813	6,683,228
Hexpol AB	70,200	819,872
KNOW IT AB	58,064	2,332,566
Lyko Group AB(a)(c)	24,598	817,737
Nordnet AB publ	34,622	663,777
OEM International AB, Class B	28,492	640,307
Rvrc Holding AB	123,284	1,146,995
Sagax AB, Class A	38,732	1,510,855
Sagax AB B	24,922	975,057
SwedenCare AB	191,998	3,163,451
Teqnion AB(a)	163,624	2,572,105
Vitec Software Group AB, Class B	19,425	1,146,772
		27,366,356

Switzerland (0.40%)
Partners Group Holding AG	986	1,720,331

Taiwan (2.64%)
Bioteque Corp.	284,000	1,118,291
Brighten Optix Corp.	125,000	1,681,141
FineTek Co., Ltd.	163,145	502,779
Fuzetec Technology Co., Ltd.	227,519	562,078
GEM Services, Inc./Tw	122,000	436,960
M3 Technology, Inc.	79,000	700,271
momo.com, Inc.	12,100	778,863
Pacific Hospital Supply Co., Ltd.	356,317	891,802
Poya International Co., Ltd.	47,380	846,786
Sporton International, Inc.	262,351	2,127,412
Voltronic Power Technology Corp.	17,247	1,007,835
Wistron Information Technology & Services Corp.	194,000	591,589
		11,245,807

Thailand (0.10%)
Humanica PCL	1,325,700	427,484

United Arab Emirates (0.14%)
Aramex PJSC	499,154	593,851

United States (30.05%)
4imprint Group PLC	25,771	1,008,691
Align Technology, Inc.(a)	1,741	1,087,028
Alpha Teknova, Inc.(a)	89,601	2,059,927
	Shares	Value (Note 2)
United States (continued)
Apollo Global Management, Inc.	14,082	$1,083,610
Array Technologies, Inc.(a)	57,490	1,227,411
Bank of Hawaii Corp.	16,705	1,411,572
Bank of NT Butterfield & Son, Ltd.	80,059	2,874,118
Barrett Business Services, Inc.	27,037	2,217,034
Berkeley Lights, Inc.(a)	18,215	423,499
Bizlink Holding, Inc.	170,000	1,568,046
Blackline, Inc.(a)	17,005	2,157,424
Blackstone, Inc.	22,489	3,112,927
Bowman Consulting Group, Ltd.(a)	39,482	608,023
Bright Health Group, Inc.(a)	32,039	280,341
Cactus, Inc., Class A	22,821	992,713
Cardiovascular Systems, Inc.(a)	33,485	1,174,654
Castle Biosciences, Inc.(a)	25,097	1,564,798
Chewy, Inc.(a)	9,433	715,021
Coastal Financial Corp.(a)	12,606	479,658
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,000,000	1,000,000
Digital Realty Trust, Inc.	4,875	769,324
EPAM Systems, Inc.(a)	8,198	5,519,222
Equinix, Inc.	2,375	1,988,041
Esquire Financial Holdings, Inc.(a)	16,687	533,650
Etsy, Inc.(a)	2,749	689,147
Evolution Petroleum Corp.	236,554	1,405,131
Exact Sciences Corp.(a)	17,020	1,620,644
ExlService Holdings, Inc.(a)	14,541	1,783,163
Fastenal Co.	15,916	908,485
Figs, Inc.(a)	26,909	904,411
First Hawaiian, Inc.	43,436	1,198,399
First Republic Bank	29,265	6,330,897
Five Below, Inc.(a)	2,945	581,048
Freshpet, Inc.(a)	4,702	733,089
Frontage Holdings Corp.(a)(b)(c)	3,016,000	1,763,743
FTI Consulting, Inc.(a)	8,680	1,249,226
Genpact, Ltd.	50,816	2,507,770
Glacier Bancorp, Inc.	28,526	1,577,203
Global Industrial Co.	43,395	1,760,969
Goosehead Insurance, Inc., Class A	11,088	1,599,998
Hackett Group, Inc.	32,020	676,903
Healthcare Services Group, Inc.	52,267	1,003,004
Heska Corp.(a)	9,418	2,105,206
Houlihan Lokey, Inc.	18,111	2,029,881
HubSpot, Inc.(a)	725	587,417
I3 Verticals, Inc., Class A(a)	20,080	449,591
Insperity, Inc.	18,697	2,337,125
JFrog, Ltd.(a)	19,300	630,917
Joint Corp.(a)	4,664	408,007
Kinsale Capital Group, Inc.	2,339	437,744
LeMaitre Vascular, Inc.	23,085	1,200,651
LGI Homes, Inc.(a)	10,319	1,540,627

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Littelfuse, Inc.	5,299	$1,560,820
Lululemon Athletica, Inc.(a)	2,592	1,207,898
MaxCyte, Inc.(a)	147,600	1,527,106
Medpace Holdings, Inc.(a)	7,942	1,799,260
Microchip Technology, Inc.	9,426	698,372
Mimecast, Ltd.(a)	21,695	1,636,671
Monolithic Power Systems, Inc.	1,100	578,006
Morningstar, Inc.	2,550	807,712
MSCI, Inc.	1,145	761,288
New Relic, Inc.(a)	21,925	1,779,433
NV5 Global, Inc.(a)	6,730	700,795
NVIDIA Corp.	3,900	997,113
Ollie's Bargain Outlet Holdings, Inc.(a)	31,892	2,157,813
P10, Inc.(a)	176,600	2,207,500
PagerDuty, Inc.(a)	27,702	1,156,559
Paycom Software, Inc.(a)	1,608	880,943
Paylocity Holding Corp.(a)	7,394	2,256,205
PJT Partners, Inc., Class A	38,783	3,172,062
Plumas Bancorp	12,600	465,444
Poshmark, Inc.(a)	25,043	609,296
Power Integrations, Inc.	8,289	855,508
ProntoForms Corp.(a)	365,500	310,096
Qualtrics International, Inc.(a)	10,725	496,782
Qualys, Inc.(a)	15,492	1,928,444
Rapid7, Inc.(a)	21,039	2,708,771
Revolve Group, Inc.(a)	17,795	1,335,337
Rexford Industrial Realty, Inc.	19,272	1,295,078
Samsonite International SA(a)(b)(c)	755,700	1,627,856
ServiceNow, Inc.(a)	675	470,988
Shoals Technologies Group, Inc.(a)	40,406	1,252,182
Silicon Laboratories, Inc.(a)	4,725	891,891
Squarespace, Inc.(a)	36,740	1,430,656
SVB Financial Group(a)	3,721	2,669,445
Tabula Rasa HealthCare, Inc.(a)	27,798	754,716
Teladoc Health, Inc.(a)	3,775	564,702
Terreno Realty Corp.	20,508	1,499,750
Traeger, Inc.(a)	105,800	1,998,562
TriMas Corp.	22,010	734,034
Ulta Beauty, Inc.(a)	1,825	670,432
Unity Software, Inc.(a)	2,378	359,815
YETI Holdings, Inc.(a)	7,095	697,651
Zendesk, Inc.(a)	4,966	505,539
		127,895,659

Vietnam (1.60%)
FPT Corp.	167,900	715,096
Vietnam Dairy Products JSC	308,062	1,228,105
	Shares	Value (Note 2)
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	2,138,281	$4,849,583
		6,792,784

TOTAL COMMON STOCKS
(Cost $249,120,582)		421,637,475

PREFERRED STOCKS (0.76%)
United States (0.76%)
Dataminr Inc -Private Placement(a)(d)	45,833	2,016,652
Gusto Inc Series E Preferred(a)(d)	32,241	1,201,622
		3,218,274

TOTAL PREFERRED STOCKS
(Cost $1,892,053)		3,218,274

TOTAL INVESTMENTS (99.81%)
(Cost $251,012,635)		$424,855,749

Other Assets In Excess Of Liabilities (0.19%)		823,234

NET ASSETS (100.00%)		$425,678,983

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $30,870,062, representing 7.25% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $34,155,825, representing 8.02% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(e)	Less than 0.005%.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	53

Grandeur Peak Global Reach Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2021) (Unaudited)
Technology	26.3%
Financials	20.4%
Consumer	17.7%
Industrials	17.3%
Health Care	14.8%
Energy & Materials	3.3%
Cash, Cash Equivalents, & Other Net Assets	0.2%
Total	100%

Industry Composition (October 31, 2021) (Unaudited)
Capital Markets	11.6%
IT Services	11.2%
Software	9.2%
Professional Services	6.3%
Banks	5.7%
Internet & Direct Marketing Retail	4.2%
Health Care Equipment & Supplies	3.6%
Health Care Providers & Services	3.5%
Semiconductors & Semiconductor Equipment	3.4%
Life Sciences Tools & Services	3.2%
Specialty Retail	3.0%
Pharmaceuticals	2.9%
Trading Companies & Distributors	2.6%
Machinery	2.3%
Oil, Gas & Consumable Fuels	2.1%
Multiline Retail	1.9%
Equity Real Estate Investment Trusts (REITs)	1.8%
Food & Staples Retailing	1.8%
Commercial Services & Supplies	1.7%
Household Durables	1.6%
Electrical Equipment	1.6%
Textiles, Apparel & Luxury Goods	1.4%
Hotels, Restaurants & Leisure	1.2%
Food Products	1.1%
Building Products	1.0%
Other Industries (each less than 1%)	9.9%
Cash and Other Assets, Less Liabilities	0.2%
Total	100.0%

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.16%)
Argentina (0.81%)
Globant SA(a)	12,064	$3,850,708

Australia (0.66%)
Netwealth Group, Ltd.	240,269	3,126,832

Belgium (1.51%)
Melexis NV	41,511	4,779,487
Warehouses De Pauw CVA	52,142	2,374,886
		7,154,373

Brazil (0.74%)
Locaweb Servicos de Internet SA(b)(c)	346,400	1,128,111
Patria Investments, Ltd.	139,108	2,387,093
		3,515,204

Britain (12.82%)
B&M European Value Retail SA	1,219,889	10,571,147
CVS Group PLC	41,936	1,431,919
Dechra Pharmaceuticals PLC	174,734	12,243,576
Diploma PLC	47,364	1,947,194
Endava PLC, ADR(a)	73,367	11,625,735
Gamma Communications PLC	103,603	2,569,161
Impax Asset Management Group PLC	199,358	2,990,234
Intertek Group PLC	93,208	6,244,056
JTC PLC(b)(c)	99,443	1,057,441
Sanne Group PLC	58,856	728,149
Softcat PLC	70,424	1,872,640
St. James's Place PLC	342,824	7,410,572
		60,691,824

Canada (0.91%)
Gildan Activewear, Inc.	53,899	1,979,839
Ritchie Bros Auctioneers, Inc.	34,200	2,337,570
		4,317,409

China (7.06%)
Hangzhou Tigermed Consulting Co., Ltd., Class A	75,900	2,021,059
Li Ning Co., Ltd.	204,000	2,267,978
Man Wah Holdings, Ltd.	1,508,400	2,345,818
Silergy Corp.	114,000	18,775,554
WuXi AppTec Co., Ltd., Class H(c)	168,492	3,601,339
Wuxi Biologics Cayman, Inc.(a)(b)(c)	164,500	2,503,284
Yum China Holdings, Inc.	33,575	1,921,809
		33,436,841
	Shares	Value (Note 2)
Finland (0.25%)
Musti Group Oyj	29,800	$1,170,573

France (3.28%)
Alten SA	33,361	5,368,304
Antin Infrastructure Partners SA(a)	33,888	1,288,845
BioMerieux	18,910	2,405,694
Bureau Veritas SA	70,887	2,250,225
Esker SA	3,227	1,102,339
Virbac SA	6,183	3,127,059
		15,542,466

Germany (2.70%)
Atoss Software AG	8,446	1,909,760
Dermapharm Holding SE	46,600	4,686,665
Nagarro SE(a)	7,200	1,448,240
Puma SE	12,248	1,519,231
QIAGEN NV(a)	58,032	3,235,864
		12,799,760

Hong Kong (1.18%)
Techtronic Industries Co., Ltd.	271,900	5,594,909

India (6.22%)
Avenue Supermarts, Ltd.(a)(b)(c)	41,500	2,569,016
Computer Age Management Services, Ltd.	44,899	1,806,063
HCL Technologies, Ltd.	142,510	2,176,724
HDFC Asset Management Co., Ltd.(b)(c)	40,451	1,430,023
IndiaMart InterMesh, Ltd.(b)(c)	21,988	2,098,486
Marico, Ltd.	192,487	1,461,237
Metropolis Healthcare, Ltd.(b)(c)	101,966	4,033,636
Nippon Life India Asset Management, Ltd.(b)(c)	278,192	1,554,216
WNS Holdings, Ltd., ADR(a)	138,777	12,324,785
		29,454,186

Indonesia (0.38%)
Bank Tabungan Pensiunan Nasional Syariah	6,659,400	1,790,881

Ireland (0.95%)
Keywords Studios PLC	115,807	4,494,713

Israel (0.51%)
Wix.com, Ltd.(a)	13,025	2,422,129

Japan (7.83%)
BASE, Inc.(a)	158,800	1,295,758
BayCurrent Consulting, Inc.	10,800	4,444,132
Freee KK(a)	23,500	1,678,351
GMO Payment Gateway, Inc.	13,800	1,748,383
IR Japan Holdings, Ltd.	40,000	3,688,528

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	55

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
M&A Capital Partners Co., Ltd.(a)	88,600	$4,982,900
M3, Inc.	26,900	1,583,200
MonotaRO Co., Ltd.	202,200	4,577,109
Nihon M&A Center Holdings, Inc.	148,100	4,528,436
Seria Co., Ltd.	100,400	3,312,165
Systena Corp.	179,300	3,297,327
Visional, Inc.(a)	6,500	505,286
WealthNavi, Inc.(a)	52,100	1,423,922
		37,065,497

Netherlands (0.99%)
Aalberts NV	28,284	1,564,522
Shop Apotheke Europe NV(a)(b)(c)	20,489	3,102,779
		4,667,301

Philippines (0.36%)
Wilcon Depot, Inc.	2,768,400	1,713,431

Poland (1.07%)
Dino Polska SA(a)(b)(c)	56,853	5,078,743

South Korea (0.31%)
LEENO Industrial, Inc.	9,828	1,439,864

Sweden (2.73%)
AddTech AB, Class B	57,100	1,276,572
Byggfakta Group Nordic Holdco AB(a)	277,725	2,182,864
Cint Group AB(a)(d)	38,521	581,314
EQT AB	108,283	5,706,670
Sagax AB B	47,868	1,872,805
SwedenCare AB	78,656	1,295,974
		12,916,199

Switzerland (0.58%)
Partners Group Holding AG	1,569	2,737,525

Taiwan (1.26%)
momo.com, Inc.	46,200	2,973,839
Voltronic Power Technology Corp.	50,975	2,978,743
		5,952,582

United States (41.46%)
Align Technology, Inc.(a)	6,200	3,871,094
Apollo Global Management, Inc.	43,888	3,377,182
Bank of Hawaii Corp.	28,620	2,418,390
Bank of NT Butterfield & Son, Ltd.	91,631	3,289,553
Blackline, Inc.(a)	28,269	3,586,488
Blackstone, Inc.	32,100	4,443,282
	Shares	Value (Note 2)
United States (continued)
Cardiovascular Systems, Inc.(a)	63,939	$2,242,980
Castle Biosciences, Inc.(a)	52,110	3,249,058
Chewy, Inc.(a)	44,342	3,361,124
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,300,000	1,300,000
Elastic NV(a)	9,281	1,610,346
EPAM Systems, Inc.(a)	16,943	11,406,705
Equinix, Inc.	2,900	2,427,503
Etsy, Inc.(a)	14,785	3,706,452
Exact Sciences Corp.(a)	28,533	2,716,912
ExlService Holdings, Inc.(a)	9,558	1,172,098
Fastenal Co.	41,714	2,381,035
Figs, Inc.(a)	47,357	1,591,669
First Hawaiian, Inc.	67,768	1,869,719
First Republic Bank	64,600	13,974,918
Five Below, Inc.(a)	16,827	3,319,967
Freshpet, Inc.(a)	11,325	1,765,681
Frontage Holdings Corp.(a)(b)(c)	1,920,900	1,123,333
Genpact, Ltd.	92,002	4,540,299
Glacier Bancorp, Inc.	64,450	3,563,440
Global Industrial Co.	75,835	3,077,384
Goosehead Insurance, Inc., Class A	28,000	4,040,400
Heska Corp.(a)	20,348	4,548,388
HubSpot, Inc.(a)	3,392	2,748,300
IDEXX Laboratories, Inc.(a)	2,700	1,798,578
LGI Homes, Inc.(a)	31,954	4,770,732
Littelfuse, Inc.	24,852	7,320,157
Lululemon Athletica, Inc.(a)	10,037	4,677,342
MaxCyte, Inc.(a)	155,725	1,750,349
Medpace Holdings, Inc.(a)	16,575	3,755,066
Microchip Technology, Inc.	30,550	2,263,449
Monolithic Power Systems, Inc.	5,525	2,903,167
MSCI, Inc.	2,900	1,928,152
Ollie's Bargain Outlet Holdings, Inc.(a)	48,277	3,266,422
P10, Inc.(a)	224,000	2,800,000
PagerDuty, Inc.(a)	30,150	1,258,763
Paycom Software, Inc.(a)	10,066	5,514,658
Paylocity Holding Corp.(a)	9,950	3,036,143
PJT Partners, Inc., Class A	69,250	5,663,958
Pool Corp.	9,375	4,829,625
Power Integrations, Inc.	31,625	3,264,016
Qualtrics International, Inc.(a)	71,537	3,313,594
Qualys, Inc.(a)	25,238	3,141,626
Rapid7, Inc.(a)	33,200	4,274,500
Shoals Technologies Group, Inc.(a)	75,216	2,330,944
Silicon Laboratories, Inc.(a)	11,143	2,103,353
Squarespace, Inc.(a)	51,731	2,014,405
SVB Financial Group(a)	6,289	4,511,729
Teladoc Health, Inc.(a)	14,605	2,184,762
Terreno Realty Corp.	30,271	2,213,718
Traeger, Inc.(a)	80,515	1,520,928
Ulta Beauty, Inc.(a)	5,387	1,978,968

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
YETI Holdings, Inc.(a)	20,575	$2,023,140
Zendesk, Inc.(a)	11,171	1,137,208
		196,273,152

Vietnam (0.59%)
Vietnam Technological & Commercial Joint Stock Bank(a)	1,239,305	2,810,722

TOTAL COMMON STOCKS
(Cost $286,399,681)		460,017,824

PREFERRED STOCKS (0.52%)
United States (0.52%)
Dataminr Inc - Private Placement(a)(d)	24,262	1,067,528
Gusto Inc Series E Preferred(a)(d)	37,637	1,402,731
		2,470,259

TOTAL PREFERRED STOCKS
(Cost $1,626,803)		2,470,259

TOTAL INVESTMENTS (97.68%)
(Cost $288,026,484)		$462,488,083

Other Assets In Excess Of Liabilities (2.32%)		10,977,483

NET ASSETS (100.00%)		$473,465,566

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $29,280,407, representing 6.18% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $29,280,407, representing 6.18% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2021) (Unaudited)
Technology	33.3%
Financials	22.0%
Consumer	16.2%
Health Care	15.2%
Industrials	11.0%
Cash, Cash Equivalents, & Other Net Assets	2.3%
Total	100%

Industry Composition (October 31, 2021) (Unaudited)
IT Services	14.9%
Capital Markets	11.9%
Software	8.9%
Semiconductors & Semiconductor Equipment	7.5%
Banks	7.3%
Pharmaceuticals	4.6%
Professional Services	4.6%
Life Sciences Tools & Services	3.8%
Multiline Retail	3.6%
Health Care Equipment & Supplies	3.5%
Trading Companies & Distributors	3.2%
Internet & Direct Marketing Retail	2.8%
Textiles, Apparel & Luxury Goods	2.2%
Health Care Providers & Services	1.9%
Household Durables	1.8%
Specialty Retail	1.7%
Food & Staples Retailing	1.6%
Equity Real Estate Investment Trusts (REITs)	1.5%
Machinery	1.5%
Electronic Equipment, Instruments & Components	1.5%
Electrical Equipment	1.2%
Distributors	1.0%
Other Industries (each less than 1%)	5.2%
Cash and Other Assets, Less Liabilities	2.3%
Total	100.0%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	57

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.44%)
Argentina (0.62%)
Globant SA(a)	20,248	$6,462,959

Australia (1.89%)
Fiducian Group, Ltd.	215,640	1,417,756
HUB24, Ltd.	225,392	5,371,361
Kogan.com, Ltd.	662,167	4,951,247
Netwealth Group, Ltd.	290,554	3,781,234
People Infrastructure, Ltd.	1,251,553	4,161,330
		19,682,928

Bangladesh (0.39%)
Square Pharmaceuticals, Ltd.	1,579,730	4,015,966

Belgium (1.34%)
Melexis NV	49,162	5,660,407
Warehouses De Pauw CVA	126,310	5,752,979
X-Fab Silicon Foundries SE(a)(b)(c)	261,964	2,604,347
		14,017,733

Brazil (1.79%)
Fleury SA	826,000	2,745,625
Locaweb Servicos de Internet SA(b)(c)	1,135,700	3,698,602
Neogrid Participacoes SA	3,003,700	1,910,642
Pagseguro Digital, Ltd., Class A(a)	140,444	5,084,073
Patria Investments, Ltd.	305,618	5,244,405
		18,683,347

Britain (19.46%)
Ascential PLC(a)	1,004,600	5,554,378
B&M European Value Retail SA	2,016,893	17,477,715
boohoo Group PLC(a)	1,740,718	4,329,759
Bytes Technology Group PLC	339,088	2,478,076
Clinigen Group PLC	442,273	3,710,324
CVS Group PLC	595,836	20,345,023
Dechra Pharmaceuticals PLC	350,970	24,592,396
Diploma PLC	140,774	5,787,397
Endava PLC, ADR(a)	163,670	25,935,148
Foresight Group Holdings, Ltd.	1,289,723	7,942,731
Gamma Communications PLC	287,224	7,122,621
GlobalData PLC	50,520	950,664
Impax Asset Management Group PLC	886,589	13,298,228
JTC PLC(b)(c)	711,979	7,570,928
K3 Capital Group PLC	1,011,260	4,809,263
Made.com Group PLC(a)(b)(c)	1,760,262	3,782,142
On the Beach Group PLC(a)(b)(c)	1,628,381	6,652,138
Pensionbee Group PLC(a)	1,259,004	2,544,887
Premier Miton Group PLC	1,478,390	3,641,853
Softcat PLC	190,709	5,071,132
	Shares	Value (Note 2)
Britain (continued)
St. James's Place PLC	285,329	$6,167,745
Team17 Group PLC(a)	506,179	4,918,394
Ultra Electronics Holdings PLC	225,161	9,990,036
Victorian Plumbing Group PLC(a)	482,878	1,200,091
Volution Group PLC	1,038,460	7,020,655
		202,893,724

Canada (1.65%)
Gildan Activewear, Inc.	197,000	7,236,280
Guardian Capital Group, Ltd.	48,800	1,363,924
Pivotree, Inc.(a)	218,800	795,572
Richelieu Hardware, Ltd.	159,350	5,625,405
Ritchie Bros Auctioneers, Inc.	31,900	2,180,365
		17,201,546

China (5.56%)
Baozun, Inc.(a)	775,200	4,483,517
CSPC Pharmaceutical Group, Ltd.	3,247,480	3,397,531
Hangzhou Robam Appliances Co., Ltd., Class A	1,297,700	6,353,342
Man Wah Holdings, Ltd.	3,512,600	5,462,690
O2Micro International, Ltd., ADR(a)	227,944	1,399,576
Silergy Corp.	152,199	25,066,847
Suofeiya Home Collection Co., Ltd., Class A	2,251,000	5,951,732
TK Group Holdings, Ltd.	7,310,000	2,771,609
WuXi AppTec Co., Ltd., Class H(c)	146,016	3,120,938
		58,007,782

Colombia (0.51%)
Parex Resources, Inc.	273,275	5,306,075

Denmark (0.13%)
Trifork AS(a)	33,206	1,321,016

Finland (1.15%)
Musti Group Oyj	306,030	12,021,154

France (6.28%)
Alten SA	68,075	10,954,326
Antin Infrastructure Partners SA(a)	45,889	1,745,273
Bureau Veritas SA	185,383	5,884,767
Esker SA	44,897	15,336,759
Neurones	77,697	3,197,518
Thermador Groupe	83,436	9,490,899
Virbac SA	37,419	18,924,701
		65,534,243

Georgia (0.42%)
Bank of Georgia Group PLC	65,283	1,356,228

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Georgia (continued)
TBC Bank Group PLC	141,262	$3,035,190
		4,391,418

Germany (6.38%)
Atoss Software AG	26,667	6,029,785
Dermapharm Holding SE	141,707	14,251,788
Exasol AG(a)	294,269	2,986,743
Fashionette AG(a)	132,020	2,640,247
Friedrich Vorwerk Group SE(a)	94,554	4,206,044
Mensch und Maschine Software SE	38,174	2,727,187
Nagarro SE(a)	55,164	11,095,932
Nexus AG	63,706	5,552,780
PATRIZIA AG	300,526	8,303,071
QIAGEN NV(a)	157,148	8,762,572
		66,556,149

Greece (0.10%)
Sarantis SA	100,600	1,015,245

India (7.18%)
Castrol India, Ltd.	3,506,788	6,469,747
Computer Age Management Services, Ltd.	201,157	8,091,545
EPL, Ltd.	1,115,229	3,199,081
Gulf Oil Lubricants India, Ltd.	203,478	1,572,662
IndiaMart InterMesh, Ltd.(b)(c)	53,544	5,110,120
L&T Technology Services, Ltd.(b)(c)	69,366	4,376,988
Metropolis Healthcare, Ltd.(b)(c)	367,832	14,550,932
Nippon Life India Asset Management, Ltd.(b)(c)	695,602	3,886,221
Polycab India, Ltd.	144,073	4,350,978
Time Technoplast, Ltd.	2,560,734	2,368,161
WNS Holdings, Ltd., ADR(a)	235,269	20,894,240
		74,870,675

Indonesia (1.81%)
Ace Hardware Indonesia Tbk PT	36,790,700	3,661,541
Arwana Citramulia Tbk PT	63,783,500	3,894,317
Bank Tabungan Pensiunan Nasional Syariah	13,982,700	3,760,303
Selamat Sempurna Tbk PT	43,415,300	4,872,442
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,958,000	2,641,365
		18,829,968

Ireland (3.03%)
Irish Residential Properties
REIT PLC	4,766,689	8,981,796
Keywords Studios PLC	189,679	7,361,840
	Shares	Value (Note 2)
Ireland (continued)
Uniphar PLC	2,993,109	$15,258,784
		31,602,420

Israel (0.54%)
Wix.com, Ltd.(a)	30,251	5,625,476

Italy (2.09%)
DiaSorin SpA	15,943	3,600,329
GVS SpA(b)(c)	272,063	4,041,396
Interpump Group SpA	130,321	9,604,027
Piovan SpA(b)(c)	437,003	4,536,486
		21,782,238

Japan (13.58%)
AIT Corp.	392,300	3,824,043
BayCurrent Consulting, Inc.	25,400	10,451,941
Beenos, Inc.	193,100	5,599,434
Charm Care Corp.	480,900	7,202,424
Create SD Holdings Co., Ltd.	115,500	3,546,830
eGuarantee, Inc.	200,900	4,463,073
Funai Soken Holdings, Inc.	196,700	5,444,953
gremz, Inc.	286,100	6,584,254
Japan Lifeline Co., Ltd.	533,500	5,734,043
Kinjiro Co., Ltd.	119,300	1,771,052
M&A Capital Partners Co., Ltd.(a)	175,800	9,887,063
MarkLines Co., Ltd.	72,100	2,036,955
MonotaRO Co., Ltd.	129,400	2,929,169
Naigai Trans Line, Ltd.	93,700	1,805,354
Nihon M&A Center Holdings, Inc.	180,200	5,509,954
Open Door, Inc.(a)	262,400	5,794,787
Seria Co., Ltd.	306,000	10,094,845
SMS Co., Ltd.	147,100	5,704,602
Strike Co., Ltd.	178,300	6,726,826
Sun*, Inc.(a)	177,100	3,786,731
Synchro Food Co., Ltd.(a)	644,400	2,205,010
System Information Co., Ltd.	410,500	3,378,364
Systena Corp.	205,600	3,780,984
Syuppin Co., Ltd.	219,300	2,418,601
Trancom Co., Ltd.	88,990	6,215,051
Tsuruha Holdings, Inc.	37,200	4,585,742
User Local, Inc.	222,200	3,561,828
Visional, Inc.(a)	17,200	1,337,065
YAKUODO Holdings Co., Ltd.	250,200	5,279,500
		141,660,478

Luxembourg (0.34%)
Sword Group	73,022	3,566,475

Malaysia (0.10%)
Scicom MSC Bhd	3,549,500	985,734

Netherlands (1.37%)
Aalberts NV	146,718	8,115,666

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	59

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Netherlands (continued)
Shop Apotheke Europe NV(a)(b)(c)	40,992	$6,207,678
		14,323,344

New Zealand (0.00%)(d)
CBL Corp., Ltd.(e)	1,542,256	1

Norway (1.58%)
24SevenOffice Group AB(a)	285,193	561,221
Bouvet ASA	187,344	1,499,125
Nordhealth AS(a)	985,229	5,364,710
Nordic Semiconductor ASA(a)	76,983	2,278,170
Self Storage Group ASA(a)	1,016,072	3,451,895
SmartCraft ASA(a)	1,335,830	3,320,639
		16,475,760

Philippines (1.49%)
Puregold Price Club, Inc.	9,710,100	8,138,300
Robinsons Land Corp.	11,279,400	3,803,805
Wilcon Depot, Inc.	5,738,600	3,551,762
		15,493,867

Poland (1.15%)
Dino Polska SA(a)(b)(c)	105,634	9,436,406
LiveChat Software SA	85,000	2,599,226
		12,035,632

Singapore (0.47%)
Riverstone Holdings, Ltd./Singapore	7,661,900	4,886,343

South Africa (0.47%)
Italtile, Ltd.	4,209,423	4,866,672

South Korea (1.83%)
Douzone Bizon Co., Ltd.	82,416	5,733,962
Hyundai Ezwel Co., Ltd.	317,661	2,677,644
LEENO Industrial, Inc.	23,508	3,444,071
Suprema, Inc.(a)	111,542	2,367,243
Tokai Carbon Korea Co., Ltd.	45,455	4,862,329
		19,085,249

Sweden (5.84%)
AddTech AB, Class B	195,436	4,369,319
Beijer Alma AB	330,809	8,301,041
Boozt AB(a)(b)(c)	211,733	3,567,509
Byggfakta Group Nordic Holdco AB(a)	912,520	7,172,229
Cint Group AB(a)(e)	471,716	7,118,583
Hexpol AB	439,674	5,134,991
KNOW IT AB	224,508	9,019,010
Lyko Group AB(a)(c)	99,618	3,311,707
OEM International AB, Class B	147,234	3,308,822
Sagax AB B	117,372	4,592,104
	Shares	Value (Note 2)
Sweden (continued)
SwedenCare AB	304,045	$5,009,591
		60,904,906

Taiwan (2.25%)
Bioteque Corp.	932,000	3,669,885
Poya International Co., Ltd.	211,974	3,788,449
Sporton International, Inc.	1,085,703	8,804,000
Voltronic Power Technology Corp.	74,850	4,373,887
Wistron Information Technology & Services Corp.	929,000	2,832,918
		23,469,139

United States (5.36%)
Bank of NT Butterfield & Son, Ltd.	287,043	10,304,844
Bizlink Holding, Inc.	504,900	4,657,096
EPAM Systems, Inc.(a)	31,945	21,506,652
Frontage Holdings Corp.(a)(b)(c)	11,082,900	6,481,228
Genpact, Ltd.	202,618	9,999,198
Lululemon Athletica, Inc.(a)	6,361	2,964,289
		55,913,307

Vietnam (1.29%)
Vietnam Dairy Products JSC	1,224,917	4,883,193
Vietnam Technological & Commercial Joint Stock Bank(a)	3,772,473	8,555,902
		13,439,095

TOTAL COMMON STOCKS
(Cost $637,586,471)		1,036,928,064

TOTAL INVESTMENTS (99.44%)
(Cost $637,586,471)		$1,036,928,064

Other Assets In Excess Of Liabilities (0.56%)		5,880,881

NET ASSETS (100.00%)		$1,042,808,945

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $89,624,059, representing 8.59% of net assets.

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $92,935,766, representing 8.91% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2021) (Unaudited)
Technology	30.1%
Health Care	17.9%
Industrials	17.7%
Consumer	17.3%
Financials	13.7%
Energy & Materials	2.7%
Cash, Cash Equivalents, & Other Net Assets	0.6%
Total	100%
Industry Composition (October 31, 2021) (Unaudited)
IT Services	16.6%
Capital Markets	7.7%
Software	6.9%
Pharmaceuticals	6.8%
Health Care Providers & Services	5.8%
Professional Services	5.5%
Semiconductors & Semiconductor Equipment	4.3%
Internet & Direct Marketing Retail	3.6%
Trading Companies & Distributors	3.4%
Machinery	3.2%
Multiline Retail	3.1%
Food & Staples Retailing	2.9%
Banks	2.6%
Specialty Retail	2.5%
Health Care Equipment & Supplies	2.2%
Life Sciences Tools & Services	2.1%
Household Durables	1.7%
Real Estate Management & Development	1.6%
Equity Real Estate Investment Trusts (REITs)	1.4%
Chemicals	1.3%
Hotels, Restaurants & Leisure	1.2%
Electrical Equipment	1.2%
Building Products	1.1%
Commercial Services & Supplies	1.1%
Aerospace & Defense	1.0%
Health Care Technology	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Other Industries (each less than 1%)	6.6%
Cash and Other Assets, Less Liabilities	0.6%
Total	100.0%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	61

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (98.91%)
Argentina (1.56%)
Globant SA(a)	113,875	$36,347,761

Australia (0.97%)
Netwealth Group, Ltd.	1,728,376	22,492,876

Belgium (2.36%)
Melexis NV	297,417	34,243,955
Warehouses De Pauw CVA	450,296	20,509,407
		54,753,362

Brazil (1.14%)
Locaweb Servicos de Internet SA(b)(c)	2,905,400	9,461,932
Patria Investments, Ltd.	999,452	17,150,596
		26,612,528

Britain (19.72%)
Abcam PLC(a)	831,735	18,827,011
B&M European Value Retail SA	9,888,391	85,689,465
boohoo Group PLC(a)	2,203,853	5,481,734
CVS Group PLC	296,479	10,123,376
Dechra Pharmaceuticals PLC	1,308,485	91,685,277
Diploma PLC	393,793	16,189,328
Endava PLC, ADR(a)	448,544	71,076,282
Gamma Communications PLC	718,856	17,826,291
Impax Asset Management Group PLC	1,235,435	18,530,679
Intertek Group PLC	606,414	40,624,012
JTC PLC(b)(c)	626,750	6,664,633
Sanne Group PLC	430,700	5,328,490
Softcat PLC	700,308	18,621,848
St. James's Place PLC	2,392,835	51,724,140
		458,392,566

Canada (1.82%)
Gildan Activewear, Inc.	509,684	18,721,909
Ritchie Bros Auctioneers, Inc.	344,174	23,524,293
		42,246,202

China (10.38%)
Hangzhou Tigermed Consulting Co., Ltd., Class A	514,550	13,701,392
Li Ning Co., Ltd.	1,478,500	16,437,279
Man Wah Holdings, Ltd.	11,256,700	17,506,082
Silergy Corp.	787,200	129,650,143
WuXi AppTec Co., Ltd., Class H(c)	1,372,312	29,331,725
Wuxi Biologics Cayman, Inc.(a)(b)(c)	1,097,400	16,699,719
Yum China Holdings, Inc.	313,814	17,939,015
		241,265,355
	Shares	Value (Note 2)
Finland (0.31%)
Musti Group Oyj	184,700	$7,255,195

France (4.92%)
Alten SA	257,717	41,470,674
Antin Infrastructure Partners SA(a)	242,001	9,203,899
BioMerieux	130,258	16,571,173
Bureau Veritas SA	612,012	19,427,605
Esker SA	23,321	7,966,424
Virbac SA	38,985	19,716,707
		114,356,482

Germany (4.61%)
Atoss Software AG	59,351	13,420,098
Dermapharm Holding SE	352,064	35,407,859
Nagarro SE(a)	54,800	11,022,715
PATRIZIA AG	339,180	9,371,021
Puma SE	123,122	15,271,939
QIAGEN NV(a)	407,879	22,743,333
		107,236,965

Hong Kong (1.69%)
Techtronic Industries Co., Ltd.	1,903,500	39,168,479

India (9.94%)
Avenue Supermarts, Ltd.(a)(b)(c)	314,500	19,468,813
Bajaj Finance, Ltd.	105,029	10,379,576
Computer Age Management Services, Ltd.	263,209	10,587,588
HCL Technologies, Ltd.	980,061	14,969,632
HDFC Asset Management Co., Ltd.(b)(c)	306,419	10,832,516
HDFC Bank, Ltd.	714,291	15,098,780
IndiaMart InterMesh, Ltd.(b)(c)	159,101	15,184,246
Marico, Ltd.	1,372,658	10,420,331
Metropolis Healthcare, Ltd.(b)(c)	703,405	27,825,741
Nippon Life India Asset Management, Ltd.(b)(c)	1,905,720	10,646,964
WNS Holdings, Ltd., ADR(a)	965,495	85,745,611
		231,159,798

Indonesia (0.51%)
Bank Tabungan Pensiunan Nasional Syariah	44,140,900	11,870,607

Ireland (1.31%)
Keywords Studios PLC	786,040	30,507,862

Israel (0.91%)
Wix.com, Ltd.(a)	113,379	21,083,959

Italy (0.70%)
Interpump Group SpA	221,829	16,347,724

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Japan (11.65%)
BASE, Inc.(a)	1,029,300	$8,398,763
BayCurrent Consulting, Inc.	73,800	30,368,239
Freee KK(a)	155,600	11,112,823
GMO Payment Gateway, Inc.	90,200	11,427,839
IR Japan Holdings, Ltd.	260,500	24,021,540
M&A Capital Partners Co., Ltd.(a)	597,200	33,586,769
M3, Inc.	218,900	12,883,362
MonotaRO Co., Ltd.	1,508,500	34,147,225
Nihon M&A Center Holdings, Inc.	1,181,900	36,138,816
Seria Co., Ltd.	843,500	27,826,804
Systena Corp.	1,537,000	28,265,427
Visional, Inc.(a)	35,800	2,782,961
WealthNavi, Inc.(a)	357,700	9,776,139
		270,736,707

Netherlands (1.86%)
Aalberts NV	398,758	22,057,188
Shop Apotheke Europe NV(a)(b)(c)	139,939	21,191,849
		43,249,037

Norway (0.71%)
Nordic Semiconductor ASA(a)	558,592	16,530,499

Philippines (0.61%)
Wilcon Depot, Inc.	23,051,800	14,267,331

Poland (1.74%)
Dino Polska SA(a)(b)(c)	453,272	40,491,306

South Korea (0.48%)
LEENO Industrial, Inc.	76,428	11,197,188

Sweden (4.62%)
AddTech AB, Class B	564,900	12,629,343
Byggfakta Group Nordic Holdco AB(a)	1,999,452	15,715,301
Cint Group AB(a)(d)	286,802	4,328,079
EQT AB	1,011,133	53,288,169
Sagax AB B	359,696	14,072,876
SwedenCare AB	446,192	7,351,673
		107,385,441

Switzerland (1.39%)
Partners Group Holding AG	18,534	32,337,336

Taiwan (2.12%)
momo.com, Inc.	360,700	23,217,829
Voltronic Power Technology Corp.	447,490	26,149,244
		49,367,073
	Shares	Value (Note 2)
United States (10.09%)
Ashtead Group PLC	232,501	$19,485,919
Bank of NT Butterfield & Son, Ltd.	821,853	29,504,523
EPAM Systems, Inc.(a)	121,714	81,942,733
Frontage Holdings Corp.(a)(b)(c)	10,275,300	6,008,947
Genpact, Ltd.	714,850	35,277,848
Lululemon Athletica, Inc.(a)	84,889	39,559,123
Monolithic Power Systems, Inc.	43,150	22,673,599
		234,452,692

Vietnam (0.79%)
Vietnam Technological & Commercial Joint Stock Bank(a)	8,084,926	18,336,469

TOTAL COMMON STOCKS
(Cost $1,385,650,058)		2,299,448,800

TOTAL INVESTMENTS (98.91%)
(Cost $1,385,650,058)		$2,299,448,800

Other Assets In Excess Of Liabilities (1.09%)		25,222,836

NET ASSETS (100.00%)		$2,324,671,636

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $213,808,391, representing 9.20% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $213,808,391, representing 9.20% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	63

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

Sector Composition (October 31, 2021) (Unaudited)
Technology	34.7%
Financials	17.6%
Industrials	16.3%
Consumer	16.1%
Health Care	14.2%
Cash, Cash Equivalents, & Other Net Assets	1.1%
Total	100%

Industry Composition (October 31, 2021) (Unaudited)
IT Services	21.1%
Capital Markets	12.1%
Semiconductors & Semiconductor Equipment	9.3%
Pharmaceuticals	6.6%
Professional Services	6.6%
Multiline Retail	4.9%
Trading Companies & Distributors	4.2%
Life Sciences Tools & Services	3.9%
Textiles, Apparel & Luxury Goods	3.8%
Software	3.5%
Machinery	3.4%
Banks	3.2%
Food & Staples Retailing	2.5%
Internet & Direct Marketing Retail	2.1%
Health Care Providers & Services	1.6%
Electrical Equipment	1.1%
Real Estate Management & Development	1.0%
Commercial Services & Supplies	1.0%
Other Industries (each less than 1%)	7.0%
Cash and Other Assets, Less Liabilities	1.1%
Total	100.0%

See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (95.40%)
Argentina (1.54%)
Globant SA(a)	8,450	$2,697,156

Britain (2.77%)
Endava PLC, ADR(a)	30,610	4,850,460

Canada (1.25%)
Gildan Activewear, Inc.	23,394	859,317
Ritchie Bros Auctioneers, Inc.	19,550	1,336,243
		2,195,560

China (0.23%)
O2Micro International, Ltd., ADR(a)	66,758	409,894

Germany (0.92%)
QIAGEN NV(a)	28,908	1,611,910

Hong Kong (1.23%)
Techtronic Industries Co., Ltd.	105,000	2,160,594

India (2.05%)
WNS Holdings, Ltd., ADR(a)	40,450	3,592,364

Israel (0.91%)
Wix.com, Ltd.(a)	8,587	1,596,839

United States (84.50%)
4imprint Group PLC	19,600	767,155
Align Technology, Inc.(a)	3,950	2,466,261
Alpha Teknova, Inc.(a)	38,830	892,702
Apollo Global Management, Inc.	29,719	2,286,877
Bank of Hawaii Corp.	21,991	1,858,240
Bank of NT Butterfield & Son, Ltd.	63,936	2,295,302
Blackline, Inc.(a)	25,475	3,232,013
Blackstone, Inc.	23,425	3,242,489
Cardiovascular Systems, Inc.(a)	45,698	1,603,086
Castle Biosciences, Inc.(a)	31,585	1,969,325
Chewy, Inc.(a)	28,343	2,148,399
Cross Creek Lucid LP/Partnership Interest(a)(b)	700,000	700,000
Dexcom, Inc.(a)	1,763	1,098,719
Elastic NV(a)	5,708	990,395
EPAM Systems, Inc.(a)	8,175	5,503,736
Equinix, Inc.	3,400	2,846,038
Etsy, Inc.(a)	12,293	3,081,733
Exact Sciences Corp.(a)	26,025	2,478,101
ExlService Holdings, Inc.(a)	8,975	1,100,604
Fastenal Co.	30,972	1,767,881
Figs, Inc.(a)	28,057	942,996
First Hawaiian, Inc.	41,134	1,134,887
First Republic Bank	27,250	5,894,992
	Shares	Value (Note 2)
United States (continued)
Five Below, Inc.(a)	7,225	$1,425,493
Freshpet, Inc.(a)	7,150	1,114,757
Frontage Holdings Corp.(a)(c)(d)	1,873,000	1,095,322
Genpact, Ltd.	60,700	2,995,545
Glacier Bancorp, Inc.	31,650	1,749,929
Global Industrial Co.	67,475	2,738,135
Goosehead Insurance, Inc., Class A	23,213	3,349,636
Heska Corp.(a)	18,950	4,235,893
Houlihan Lokey, Inc.	24,628	2,760,306
HubSpot, Inc.(a)	2,136	1,730,651
IDEXX Laboratories, Inc.(a)	1,335	889,297
Joint Corp.(a)	16,883	1,476,925
LeMaitre Vascular, Inc.	36,550	1,900,965
LGI Homes, Inc.(a)	22,626	3,378,061
Littelfuse, Inc.	13,345	3,930,770
Lululemon Athletica, Inc.(a)	6,103	2,844,059
Marcus & Millichap, Inc.(a)	19,700	927,870
MaxCyte, Inc.(a)	76,700	862,108
Medpace Holdings, Inc.(a)	11,675	2,644,971
Microchip Technology, Inc.	13,400	992,806
Monolithic Power Systems, Inc.	4,224	2,219,544
Morningstar, Inc.	1,750	554,313
MSCI, Inc.	1,550	1,030,564
NV5 Global, Inc.(a)	8,401	874,796
Old Dominion Freight Line, Inc.	1,900	648,565
Ollie's Bargain Outlet Holdings, Inc.(a)	36,432	2,464,989
P10, Inc.(a)	82,000	1,025,000
PagerDuty, Inc.(a)	18,795	784,691
Paycom Software, Inc.(a)	9,204	5,042,412
Paylocity Holding Corp.(a)	9,450	2,883,573
PJT Partners, Inc., Class A	54,650	4,469,823
Pool Corp.	8,025	4,134,159
Power Integrations, Inc.	20,669	2,133,247
Qualtrics International, Inc.(a)	50,387	2,333,926
Qualys, Inc.(a)	22,388	2,786,858
Rapid7, Inc.(a)	15,975	2,056,781
Rexford Industrial Realty, Inc.	17,500	1,176,000
Shoals Technologies Group, Inc.(a)	46,647	1,445,591
Silicon Laboratories, Inc.(a)	6,953	1,312,448
Squarespace, Inc.(a)	27,390	1,066,567
SVB Financial Group(a)	4,355	3,124,277
Teladoc Health, Inc.(a)	9,704	1,451,621
Terreno Realty Corp.	23,999	1,755,047
Traeger, Inc.(a)	42,376	800,483
TriMas Corp.	25,591	853,460
Ulta Beauty, Inc.(a)	7,000	2,571,520
WW Grainger, Inc.	3,625	1,678,774
YETI Holdings, Inc.(a)	12,500	1,229,125

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	65

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Zendesk, Inc.(a)	5,666	$576,799
		147,830,383

TOTAL COMMON STOCKS
(Cost $124,655,708)		166,945,160

PREFERRED STOCKS (0.44%)
United States (0.44%)
Gusto Inc Series E Preferred(a)(b)	20,595	767,576

TOTAL PREFERRED STOCKS
(Cost $625,992)		767,576

TOTAL INVESTMENTS (95.84%)
(Cost $125,281,700)		$167,712,736

Other Assets In Excess Of Liabilities (4.16%)		7,281,893

NET ASSETS (100.00%)		$174,994,629

(a)	Non-Income Producing Security.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $1,095,322, representing 0.63% of net assets.
(d)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of these securities was $1,095,322, representing 0.63% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (October 31, 2021) (Unaudited)
Technology	33.3%
Financials	24.1%
Health Care	15.8%
Consumer	14.9%
Industrials	7.2%
Energy & Materials	0.5%
Cash, Cash Equivalents, & Other Net Assets	4.2%
Total	100%

Industry Composition (October 31, 2021) (Unaudited)
IT Services	13.5%
Software	13.2%
Capital Markets	9.2%
Banks	9.2%
Health Care Equipment & Supplies	7.5%
Life Sciences Tools & Services	4.1%
Semiconductors & Semiconductor Equipment	4.0%
Trading Companies & Distributors	3.5%
Equity Real Estate Investment Trusts (REITs)	3.3%
Internet & Direct Marketing Retail	3.0%
Household Durables	2.4%
Distributors	2.4%
Specialty Retail	2.3%
Electronic Equipment, Instruments & Components	2.2%
Textiles, Apparel & Luxury Goods	2.1%
Health Care Providers & Services	2.0%
Insurance	1.9%
Biotechnology	1.4%
Multiline Retail	1.4%
Machinery	1.2%
Other Industries (each less than 1%)	6.0%
Cash and Other Assets, Less Liabilities	4.2%
Total	100.0%

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2021 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Micro Cap Fund
ASSETS
Investments, at value (Cost - see below)	$645,159,139	$95,349,193	$75,319,270
Cash	32,569,807	1,503,785	571,757
Foreign cash, at value (Cost $604,209, $457,041 and $26,494, respectively)	604,545	457,044	26,470
Dividends and interest receivable	268,657	80,106	26,886
Receivable for investments sold	868,605	157,170	511,510
Receivable for fund shares subscribed	4,281	45,332	9,816
Deferred offering cost	–	2	–
Prepaid and other assets	6,357	15,149	16,764
Total assets	679,481,391	97,607,781	76,482,473

LIABILITIES
Payable for investments purchased	62,702	1,242,204	672,650
Foreign capital gains tax	5,700,072	9,116	137,865
Advisory fees payable	692,880	79,039	94,791
Administration fees payable	51,549	18,891	22,743
Custodian fees payable	107,521	12,066	10,640
Payable for trustee fees and expenses	13,322	983	1,439
Payable for chief compliance officer fee	1,670	255	327
Payable for principal financial officer fees	401	16	36
Distribution and service fees payable	3,303	–	–
Payable for transfer agency fees	7,265	5,296	6,405
Accrued expenses and other liabilities	43,755	9,899	22,136
Total liabilities	6,684,440	1,377,765	969,032
NET ASSETS	$672,796,951	$96,230,016	$75,513,441

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$393,559,635	$81,918,429	$41,305,427
Total distributable earnings	279,237,316	14,311,587	34,208,014
NET ASSETS	$672,796,951	$96,230,016	$75,513,441

INVESTMENTS, AT COST	$429,337,191	$86,573,675	$50,574,833

PRICING OF SHARES
Investor Class
Net Assets	$15,547,083	$–	$–
Net Asset Value, offering and redemption price per share	$18.57	$–	$–
Shares of beneficial interest outstanding	837,328	–	–
Institutional Class
Net Assets	$657,249,868	$96,230,016	$75,513,441
Net Asset Value, offering and redemption price per share	$18.72	$16.52	$21.74
Shares of beneficial interest outstanding	35,101,941	5,824,363	3,473,387

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	67

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2021 (Unaudited)

	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$1,100,876,496	$424,855,749	$462,488,083
Cash	4,763,565	2,228,690	11,666,288
Foreign cash, at value (Cost $378,973, $290,769 and $7,390, respectively)	379,431	290,663	7,390
Dividends and interest receivable	768,388	236,818	296,777
Receivable for investments sold	28,924	1,107,046	2,405,302
Receivable for fund shares subscribed	402,118	329,879	1,043,977
Prepaid and other assets	34,949	18,725	15,069
Total assets	1,107,253,871	429,067,570	477,922,886

LIABILITIES
Payable for investments purchased	1,222,626	1,879,162	3,103,716
Foreign capital gains tax	2,297,334	856,153	628,396
Payable for fund shares redeemed	120,467	108,601	288,685
Advisory fees payable	1,025,700	387,795	308,908
Administration fees payable	67,119	50,714	33,682
Custodian fees payable	64,681	34,193	25,452
Payable for trustee fees and expenses	21,373	7,760	7,581
Payable for chief compliance officer fee	2,534	1,005	955
Payable for principal financial officer fees	492	175	162
Distribution and service fees payable	28,219	11,141	17,132
Payable for transfer agency fees	9,891	8,137	10,896
Accrued expenses and other liabilities	48,672	43,751	31,755
Total liabilities	4,909,108	3,388,587	4,457,320
NET ASSETS	$1,102,344,763	$425,678,983	$473,465,566

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$501,861,523	$194,389,578	$256,272,358
Total distributable earnings	600,483,240	231,289,405	217,193,208
NET ASSETS	$1,102,344,763	$425,678,983	$473,465,566

INVESTMENTS, AT COST	$673,785,326	$251,012,634	$288,086,469

PRICING OF SHARES
Investor Class
Net Assets	$135,162,337	$53,538,971	$84,109,987
Net Asset Value, offering and redemption price per share	$6.00	$25.55	$26.93
Shares of beneficial interest outstanding	22,529,745	2,095,257	3,123,747
Institutional Class
Net Assets	$967,182,426	$372,140,012	$389,355,579
Net Asset Value, offering and redemption price per share	$6.12	$25.75	$27.24
Shares of beneficial interest outstanding	158,096,356	14,454,793	14,295,222

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

October 31, 2021 (Unaudited)

	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$1,036,928,064	$2,299,448,800	$167,712,736
Cash	11,002,331	35,390,618	6,594,325
Foreign cash, at value (Cost $183,573, $197,970 and $–, respectively)	182,960	197,973	–
Dividends and interest receivable	830,213	1,802,519	40,771
Receivable for investments sold	142,028	4,292,211	1,419,737
Receivable for fund shares subscribed	154,907	1,227,143	54,829
Deferred offering cost	–	–	8,469
Prepaid and other assets	9,710	24,628	281
Total assets	1,049,250,213	2,342,383,892	175,831,148

LIABILITIES
Payable for investments purchased	1,942,852	8,129,671	678,382
Foreign capital gains tax	3,267,615	5,675,350	–
Payable for fund shares redeemed	16,412	2,023,665	–
Advisory fees payable	976,364	1,535,080	106,329
Administration fees payable	65,263	109,848	17,636
Custodian fees payable	64,596	119,491	8,191
Payable for trustee fees and expenses	20,259	42,633	2,294
Payable for chief compliance officer fee	2,421	4,773	344
Payable for principal financial officer fees	469	959	37
Distribution and service fees payable	12,544	16,125	–
Payable for transfer agency fees	6,501	28,492	5,971
Accrued expenses and other liabilities	65,972	26,169	17,335
Total liabilities	6,441,268	17,712,256	836,519
NET ASSETS	$1,042,808,945	$2,324,671,636	$174,994,629

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$526,453,718	$1,233,030,032	$129,700,726
Total distributable earnings	516,355,227	1,091,641,604	45,293,903
NET ASSETS	$1,042,808,945	$2,324,671,636	$174,994,629

INVESTMENTS, AT COST	$637,586,472	$1,385,650,058	$125,301,873

PRICING OF SHARES
Investor Class
Net Assets	$59,998,410	$78,540,932	$–
Net Asset Value, offering and redemption price per share	$5.55	$27.94	$–
Shares of beneficial interest outstanding	10,810,269	2,811,513	–
Institutional Class
Net Assets	$982,810,535	$2,246,130,704	$174,994,629
Net Asset Value, offering and redemption price per share	$5.60	$28.13	$26.31
Shares of beneficial interest outstanding	175,478,742	79,847,847	6,651,110

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	69

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2021 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Micro Cap Fund
INVESTMENT INCOME
Dividends	$6,938,110	$1,124,273	$602,641
Foreign taxes withheld	(783,106)	(82,721)	(59,449)
Total investment income	6,155,004	1,041,552	543,192

EXPENSES
Investment advisor fees (Note 6)	4,599,170	353,030	548,070
Administrative fees	102,209	21,496	23,846
Distribution and service fees - Investor Class	17,831	–	–
Transfer agent fees	21,216	16,724	20,006
Recoupment of previously waived fees	–	24,190	38,463
Professional fees	4,068	8,103	9,338
Printing fees	4,966	1,430	804
Registration fees	27,479	9,052	6,284
Custodian fees	235,888	37,317	29,620
Trustee fees and expenses	17,622	1,453	1,857
Chief compliance officer fees	4,854	559	666
Principal financial officer fees	984	71	98
Other expenses	22,710	8,274	9,477
Total expenses	5,058,997	481,699	688,529
Voluntary waiver of investment advisory fees (Note 6)	(486,624)	–	–
Total net expenses	4,572,373	481,699	688,529
NET INVESTMENT INCOME/(LOSS)	1,582,631	559,853	(145,337)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	34,092,021	2,448,192	5,871,378
Net realized loss on foreign currency transactions	(79,211)	(22,675)	(13,406)
Net realized gain	34,012,810	2,425,517	5,857,972
Net change in unrealized appreciation/(depreciation) on investments (net of change in foreign capital gains tax of $923,489, $(57,350) and $(155,268), respectively)	(2,971,406)	2,106,639	(1,970,644)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(6,241)	(1,983)	(1,186)
Net change in unrealized appreciation/(depreciation)	(2,977,647)	2,104,656	(1,971,830)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	31,035,163	4,530,173	3,886,142
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,617,794	$5,090,026	$3,740,805

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2021 (Unaudited)

	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund
INVESTMENT INCOME
Dividends	$7,211,160	$2,609,338	$2,064,314
Foreign taxes withheld	(649,788)	(224,540)	(148,286)
Total investment income	6,561,372	2,384,798	1,916,028

EXPENSES
Investment advisor fees (Note 6)	6,770,332	2,228,037	1,660,921
Administrative fees	152,143	73,658	64,977
Distribution and service fees - Investor Class	153,975	65,089	106,258
Transfer agent fees	32,780	26,819	37,099
Professional fees	7,754	5,162	11,891
Printing fees	11,234	6,898	4,471
Registration fees	16,419	22,653	31,113
Custodian fees	150,156	83,782	55,151
Trustee fees and expenses	27,703	10,137	9,992
Chief compliance officer fees	7,579	2,880	2,835
Principal financial officer fees	1,415	518	506
Other expenses	23,073	25,444	15,872
Total expenses	7,354,563	2,551,077	2,001,086
Voluntary waiver of investment advisory fees (Note 6)	(723,929)	–	–
Total net expenses	6,630,634	2,551,077	2,001,086
NET INVESTMENT LOSS	(69,262)	(166,279)	(85,058)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	73,347,818	22,145,529	21,395,656
Net realized loss on foreign currency transactions	(43,844)	(44,083)	(31,228)
Net realized gain	73,303,974	22,101,446	21,364,428
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $13,994, $90,579 and $115,963, respectively)	19,133,035	17,871,652	38,613,948
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(15,350)	(5,442)	(4,025)
Net change in unrealized appreciation	19,117,685	17,866,210	38,609,923
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	92,421,659	39,967,656	59,974,351
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,352,397	$39,801,377	$59,889,293

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	71

Grandeur Peak Funds®	Statements of Operations

For the Six Months Ended October 31, 2021 (Unaudited)

	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
INVESTMENT INCOME
Dividends	$6,677,051	$12,349,633	$625,033
Foreign taxes withheld	(776,503)	(1,337,523)	(3,480)
Total investment income	5,900,548	11,012,110	621,553

EXPENSES
Investment advisor fees (Note 6)	6,388,553	8,930,819	573,563
Administrative fees	144,331	293,544	29,244
Distribution and service fees - Investor Class	75,311	92,727	–
Transfer agent fees	19,384	77,624	18,048
Recoupment of previously waived fees	–	–	82,434
Professional fees	7,604	14,349	9,164
Printing fees	7,942	51,190	830
Registration fees	69,521	57,696	136
Custodian fees	151,909	260,192	12,346
Trustee fees and expenses	26,177	56,123	3,405
Chief compliance officer fees	7,165	15,126	1,061
Principal financial officer fees	1,337	2,853	169
Other expenses	27,582	33,500	2,209
Total expenses	6,926,816	9,885,743	732,609
Voluntary waiver of investment advisory fees (Note 6)	(647,574)	–	–
Total net expenses	6,279,242	9,885,743	732,609
NET INVESTMENT INCOME/(LOSS)	(378,694)	1,126,367	(111,056)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	53,894,817	121,670,998	1,427,776
Net realized loss on foreign currency transactions	(78,509)	(178,520)	(1,052)
Net realized gain	53,816,308	121,492,478	1,426,724
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $1,142,733, $1,960,382 and $0, respectively)	18,770,303	207,333,469	21,944,459
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(21,659)	(32,170)	5
Net change in unrealized appreciation	18,748,644	207,301,299	21,944,464
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	72,564,952	328,793,777	23,371,188
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,186,258	$329,920,144	$23,260,132

See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment income/(loss)	$1,582,631	$(1,404,176)
Net realized gain	34,012,810	46,750,517
Net change in unrealized appreciation/(depreciation)	(2,977,647)	182,572,895
Net increase in net assets resulting from operations	32,617,794	227,919,236

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(2,571)
Institutional Class	–	(794,820)
Net decrease in net assets from distributions	–	(797,391)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	520,108	1,984,236
Distributions reinvested	–	2,543
Cost of shares redeemed	(712,471)	(2,636,891)
Redemption fees	–	485
Net decrease from capital shares transactions	(192,363)	(649,627)

Institutional Class
Proceeds from sales of shares	24,908,649	110,127,902
Distributions reinvested	–	730,183
Cost of shares redeemed	(23,086,466)	(98,220,322)
Redemption fees	1	9,739
Net increase from capital shares transactions	1,822,184	12,647,502

Net increase in net assets	34,247,615	239,119,720

NET ASSETS
Beginning of period	638,549,336	399,429,616
End of period	$672,796,951	$638,549,336

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	28,277	122,035
Issued to shareholders in reinvestment of distributions	–	156
Redeemed	(39,077)	(182,150)
Net decrease in share transactions	(10,800)	(59,959)

Institutional Class
Issued	1,349,986	6,753,337
Issued to shareholders in reinvestment of distributions	–	44,496
Redeemed	(1,223,338)	(6,761,873)
Net increase in share transactions	126,648	35,960

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	73

Grandeur Peak Global Contrarian Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$559,853	$401,180
Net realized gain	2,425,517	3,087,368
Net change in unrealized appreciation	2,104,656	7,660,143
Net increase in net assets resulting from operations	5,090,026	11,148,691

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(409,394)
Net decrease in net assets from distributions	–	(409,394)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	44,576,847	31,456,092
Distributions reinvested	–	403,668
Cost of shares redeemed	(2,843,362)	(2,063,549)
Redemption fees	3,461	6,119
Net increase from capital shares transactions	41,736,946	29,802,330

Net increase in net assets	46,826,972	40,541,627

NET ASSETS
Beginning of period	49,403,044	8,861,417
End of period	$96,230,016	$49,403,044

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	2,798,870	2,350,442
Issued to shareholders in reinvestment of distributions	–	30,237
Redeemed	(179,699)	(184,812)
Net increase in share transactions	2,619,171	2,195,867

See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(145,337)	$(293,387)
Net realized gain	5,857,972	8,082,924
Net change in unrealized appreciation/(depreciation)	(1,971,830)	23,350,176
Net increase in net assets resulting from operations	3,740,805	31,139,713

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(4,057,924)
Net decrease in net assets from distributions	–	(4,057,924)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	2,948,580	13,038,427
Distributions reinvested	–	3,771,469
Cost of shares redeemed	(1,550,713)	(3,150,855)
Redemption fees	12	–
Net increase from capital shares transactions	1,397,879	13,659,041

Net increase in net assets	5,138,684	40,740,830

NET ASSETS
Beginning of period	70,374,757	29,633,927
End of period	$75,513,441	$70,374,757

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	137,869	706,934
Issued to shareholders in reinvestment of distributions	–	213,802
Redeemed	(73,012)	(195,217)
Net increase in share transactions	64,857	725,519

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	75

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(69,262)	$(934,355)
Net realized gain	73,303,974	168,229,592
Net change in unrealized appreciation	19,117,685	299,109,843
Net increase in net assets resulting from operations	92,352,397	466,405,080

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(9,200,642)
Institutional Class	–	(54,763,378)
Net decrease in net assets from distributions	–	(63,964,020)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	6,223,308	13,573,747
Distributions reinvested	–	8,906,996
Cost of shares redeemed	(14,485,566)	(43,809,498)
Redemption fees	1,378	581
Net decrease from capital shares transactions	(8,260,880)	(21,328,174)

Institutional Class
Proceeds from sales of shares	34,926,566	105,694,563
Distributions reinvested	–	50,942,882
Cost of shares redeemed	(38,235,230)	(79,175,222)
Redemption fees	157	1,131
Net increase/(decrease) from capital shares transactions	(3,308,507)	77,463,354

Net increase in net assets	80,783,010	458,576,240

NET ASSETS
Beginning of period	1,021,561,753	562,985,513
End of period	$1,102,344,763	$1,021,561,753

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,068,417	2,966,817
Issued to shareholders in reinvestment of distributions	–	1,840,288
Redeemed	(2,462,975)	(9,575,738)
Net decrease in share transactions	(1,394,558)	(4,768,633)

Institutional Class
Issued	5,935,138	22,648,748
Issued to shareholders in reinvestment of distributions	–	10,333,242
Redeemed	(6,485,594)	(17,308,856)
Net increase/(decrease) in share transactions	(550,456)	15,673,134

See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(166,279)	$(558,805)
Net realized gain	22,101,446	61,926,416
Net change in unrealized appreciation	17,866,210	109,192,289
Net increase in net assets resulting from operations	39,801,377	170,559,900

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(4,512,695)
Institutional Class	–	(21,062,660)
Net decrease in net assets from distributions	–	(25,575,355)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	2,926,872	5,613,392
Distributions reinvested	–	4,404,465
Cost of shares redeemed	(13,846,917)	(15,781,767)
Redemption fees	493	922
Net decrease from capital shares transactions	(10,919,552)	(5,762,988)

Institutional Class
Proceeds from sales of shares	33,618,635	33,269,428
Distributions reinvested	–	17,988,818
Cost of shares redeemed	(13,814,411)	(54,802,889)
Redemption fees	243	20,130
Net increase/(decrease) from capital shares transactions	19,804,467	(3,524,513)

Net increase in net assets	48,686,292	135,697,044

NET ASSETS
Beginning of period	376,992,691	241,295,647
End of period	$425,678,983	$376,992,691

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	120,107	274,610
Issued to shareholders in reinvestment of distributions	–	212,776
Redeemed	(579,311)	(787,437)
Net decrease in share transactions	(459,204)	(300,051)

Institutional Class
Issued	1,376,882	1,595,452
Issued to shareholders in reinvestment of distributions	–	864,016
Redeemed	(557,478)	(2,989,136)
Net increase/(decrease) in share transactions	819,404	(529,668)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	77

Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(85,058)	$(111,391)
Net realized gain	21,364,428	36,550,876
Net change in unrealized appreciation	38,609,923	103,499,300
Net increase in net assets resulting from operations	59,889,293	139,938,785

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(2,718,511)
Institutional Class	–	(6,931,888)
Net decrease in net assets from distributions	–	(9,650,399)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	13,572,164	27,358,183
Distributions reinvested	–	2,592,184
Cost of shares redeemed	(45,813,087)	(57,966,121)
Redemption fees	2,260	6,566
Net decrease from capital shares transactions	(32,238,663)	(28,009,188)

Institutional Class
Proceeds from sales of shares	98,233,318	94,505,187
Distributions reinvested	–	6,307,636
Cost of shares redeemed	(20,023,006)	(40,407,995)
Redemption fees	3,429	6,702
Net increase from capital shares transactions	78,213,741	60,411,530

Net increase in net assets	105,864,371	162,690,728

NET ASSETS
Beginning of period	367,601,195	204,910,467
End of period	$473,465,566	$367,601,195

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	536,335	1,379,187
Issued to shareholders in reinvestment of distributions	–	122,043
Redeemed	(1,879,047)	(3,017,181)
Net decrease in share transactions	(1,342,712)	(1,515,951)

Institutional Class
Issued	3,853,538	4,690,459
Issued to shareholders in reinvestment of distributions	–	294,199
Redeemed	(781,122)	(2,087,109)
Net increase in share transactions	3,072,416	2,897,549

See Notes to Financial Statements.

78	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(378,694)	$(321,291)
Net realized gain	53,816,308	103,268,609
Net change in unrealized appreciation	18,748,644	297,660,032
Net increase in net assets resulting from operations	72,186,258	400,607,350

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(1,935,548)
Institutional Class	–	(27,434,147)
Net decrease in net assets from distributions	–	(29,369,695)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	3,356,978	12,647,959
Distributions reinvested	–	1,833,688
Cost of shares redeemed	(16,857,269)	(14,427,792)
Redemption fees	16	3,332
Net increase/(decrease) from capital shares transactions	(13,500,275)	57,187

Institutional Class
Proceeds from sales of shares	38,048,163	159,401,438
Distributions reinvested	–	25,008,654
Cost of shares redeemed	(27,025,745)	(97,776,649)
Redemption fees	–	740
Net increase from capital shares transactions	11,022,418	86,634,183

Net increase in net assets	69,708,401	457,929,025

NET ASSETS
Beginning of period	973,100,544	515,171,519
End of period	$1,042,808,945	$973,100,544

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	624,578	2,822,461
Issued to shareholders in reinvestment of distributions	–	395,191
Redeemed	(3,167,189)	(3,455,829)
Net decrease in share transactions	(2,542,611)	(238,177)

Institutional Class
Issued	7,052,881	36,023,156
Issued to shareholders in reinvestment of distributions	–	5,355,172
Redeemed	(5,034,769)	(22,601,463)
Net increase in share transactions	2,018,112	18,776,865

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	79

Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$1,126,367	$4,320,430
Net realized gain	121,492,478	78,044,169
Net change in unrealized appreciation	207,301,299	628,501,005
Net increase in net assets resulting from operations	329,920,144	710,865,604

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	–	(134,760)
Institutional Class	–	(5,483,373)
Net decrease in net assets from distributions	–	(5,618,133)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	3,517,381	25,400,324
Distributions reinvested	–	132,026
Cost of shares redeemed	(3,596,719)	(84,393,412)
Redemption fees	20	3,667
Net decrease from capital shares transactions	(79,318)	(58,857,395)

Institutional Class
Proceeds from sales of shares	165,497,503	682,871,722
Distributions reinvested	–	5,168,335
Cost of shares redeemed	(204,406,687)	(253,915,683)
Redemption fees	9,162	10,688
Net increase/(decrease) from capital shares transactions	(38,900,022)	434,135,062

Net increase in net assets	290,940,804	1,080,525,138

NET ASSETS
Beginning of period	2,033,730,832	953,205,694
End of period	$2,324,671,636	$2,033,730,832

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	134,312	1,403,607
Issued to shareholders in reinvestment of distributions	–	6,001
Redeemed	(136,818)	(4,309,298)
Net decrease in share transactions	(2,506)	(2,899,690)

Institutional Class
Issued	6,264,853	33,619,349
Issued to shareholders in reinvestment of distributions	–	233,756
Redeemed	(7,689,286)	(12,798,649)
Net increase/(decrease) in share transactions	(1,424,433)	21,054,456

See Notes to Financial Statements.

80	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment loss	$(111,056)	$(140,023)
Net realized gain	1,426,724	2,016,352
Net change in unrealized appreciation	21,944,464	18,985,161
Net increase in net assets resulting from operations	23,260,132	20,861,490

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	–	(267,844)
Net decrease in net assets from distributions	–	(267,844)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	28,206,447	100,478,541
Distributions reinvested	–	195,265
Cost of shares redeemed	(2,578,137)	(4,590,003)
Redemption fees	246	7,731
Net increase from capital shares transactions	25,628,556	96,091,534

Net increase in net assets	48,888,688	116,685,180

NET ASSETS
Beginning of period	126,105,941	9,420,761
End of period	$174,994,629	$126,105,941

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,203,984	5,055,779
Issued to shareholders in reinvestment of distributions	–	9,700
Redeemed	(106,552)	(228,376)
Net increase in share transactions	1,097,432	4,837,103

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	81

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$17.70		$11.07		$11.82	$13.05	$11.55	$9.82

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02		(0.08)		0.01	0.01	0.03	0.02
Net realized and unrealized gain/(loss) on investments	0.85		6.71		(0.75)	(1.13)	1.47	1.75
Total income/(loss) from investment operations	0.87		6.63		(0.74)	(1.12)	1.50	1.77

DISTRIBUTIONS
From net investment income	–		(0.00	)(b)	(0.01)	(0.02)	–	(0.04)
From net realized gain on investments	–		–		–	(0.09)	–	–
Total distributions	–		0.00		(0.01)	(0.11)	–	(0.04)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		0.00	(b)	–	0.00 (b)	–	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.87		6.63		(0.75)	(1.23)	1.50	1.73
NET ASSET VALUE, END OF PERIOD	$18.57		$17.70		$11.07	$11.82	$13.05	$11.55

TOTAL RETURN	4.92	%(c)	59.92%		(6.29)%	(8.48)%	12.99%	18.08%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$15,547		$15,011		$10,056	$13,869	$18,668	$18,074

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.71	%(d)	1.75%		1.76%	1.77%	1.79%	1.76%
Expenses (including fees waived/reimbursed by investment advisor)	1.56	%(d)	1.68%		1.74%	1.76%	1.78%	1.76%
Net investment income/(loss)	0.24	%(d)	(0.50)%		0.09%	0.11%	0.26%	0.21%

PORTFOLIO TURNOVER RATE	16	%(c)	35%		24%	34%	33%	42%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

82	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$17.83		$11.14	$11.88	$13.12	$11.60	$9.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.04		(0.04)	0.04	0.03	0.06	0.04
Net realized and unrealized gain/(loss) on investments	0.85		6.76	(0.75)	(1.14)	1.48	1.77
Total income/(loss) from investment operations	0.89		6.72	(0.71)	(1.11)	1.54	1.81

DISTRIBUTIONS
From net investment income	–		(0.03)	(0.03)	(0.04)	(0.02)	(0.06)
From net realized gain on investments	–		–	–	(0.09)	–	–
Total distributions	–		(0.03)	(0.03)	(0.13)	(0.02)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.89		6.69	(0.74)	(1.24)	1.52	1.75
NET ASSET VALUE, END OF PERIOD	$18.72		$17.83	$11.14	$11.88	$13.12	$11.60

TOTAL RETURN	4.99	%(c)	60.30%	(6.03)%	(8.32)%	13.24%	18.42%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$657,250		$623,538	$389,373	$452,530	$471,260	$398,891

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.48	%(d)	1.52%	1.53%	1.53%	1.55%	1.55%
Expenses (including fees waived/reimbursed by investment advisor)	1.34	%(d)	1.45%	1.51%	1.52%	1.54%	1.55%
Net investment income/(loss)	0.47	%(d)	(0.27)%	0.29%	0.29%	0.49%	0.35%

PORTFOLIO TURNOVER RATE	16	%(c)	35%	24%	34%	33%	42%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	83

Grandeur Peak Global Contrarian Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	For the Period September 18, 2019 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$15.41		$8.78	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.13		0.25	0.06
Net realized and unrealized gain/(loss) on investments	0.98		6.61	(1.25)
Total income/(loss) from investment operations	1.11		6.86	(1.19)

DISTRIBUTIONS
From net investment income	–		(0.23)	(0.01)
From net realized gain on investments	–		–	(0.02)
Total distributions	–		(0.23)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.11		6.63	(1.22)
NET ASSET VALUE, END OF PERIOD	$16.52		$15.41	$8.78

TOTAL RETURN	7.20	%(c)	78.51%	(11.96	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$96,230		$49,403	$8,861

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.87%	4.69	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.35%	1.35	%(d)(e)
Net investment income	1.57	%(d)	1.91%	1.05	%(d)

PORTFOLIO TURNOVER RATE	22	%(c)	54%	34	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

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Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Period or Years Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$20.65		$11.05	$11.31	$13.12	$11.98		$10.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.04)		(0.10)	0.01	(0.01)	(0.00	)(b)	0.01
Net realized and unrealized gain/(loss) on investments	1.13		11.17	(0.19)	(1.08)	2.12		1.72
Total income/(loss) from investment operations	1.09		11.07	(0.18)	(1.09)	2.12		1.73

DISTRIBUTIONS
From net investment income	–		(0.18)	(0.03)	–	(0.06)		(0.02)
From net realized gain on investments	–		(1.29)	(0.05)	(0.72)	(0.92)		(0.11)
Total distributions	–		(1.47)	(0.08)	(0.72)	(0.98)		(0.13)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	–	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	1.09		9.60	(0.26)	(1.81)	1.14		1.60
NET ASSET VALUE, END OF PERIOD	$21.74		$20.65	$11.05	$11.31	$13.12		$11.98

TOTAL RETURN	5.28	%(c)	102.43%	(1.62)%	(7.67)%	17.68%		16.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$75,513		$70,375	$29,634	$35,654	$41,709		$36,620

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.88	%(d)	2.06%	2.06%	2.05%	2.06%		2.17%
Expenses (including fees waived/ reimbursed by investment advisor)	1.88	%(d)	2.00%	2.00%	2.00%	2.00%		2.00%
Net investment income/(loss)	(0.40	)%(d)	(0.62)%	0.09%	(0.06)%	0.00	%(e)	0.11%

PORTFOLIO TURNOVER RATE	19	%(c)	36%	33%	37%	46%		37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	85

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$5.51		$3.24		$3.48		$3.95		$3.52	$3.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)		(0.02)		(0.01	)(b)	(0.00	)(c)	0.00 (c)	(0.00	)(b)(c)
Net realized and unrealized gain/(loss) on investments	0.50		2.66		(0.03)		(0.14)		0.65	0.51
Total income/(loss) from investment operations	0.49		2.64		(0.04)		(0.14)		0.65	0.51

DISTRIBUTIONS
From net investment income	–		(0.00	)(c)	–		(0.00	)(c)	–	–
From net realized gain on investments	–		(0.37)		(0.20)		(0.33)		(0.22)	(0.00	)(c)
Total distributions	–		(0.37)		(0.20)		(0.33)		(0.22)	(0.00	)(c)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	0.49		2.27		(0.24)		(0.47)		0.43	0.51
NET ASSET VALUE, END OF PERIOD	$6.00		$5.51		$3.24		$3.48		$3.95	$3.52

TOTAL RETURN	8.89	%(d)	82.94%		(1.73)%		(1.83)%		18.41%	17.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$135,162		$131,739		$92,843		$130,745		$188,379	$166,284

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.55	%(e)	1.60%		1.61%		1.61%		1.61%	1.61%
Expenses (including fees waived/ reimbursed by investment advisor)	1.42	%(e)	1.51%		1.57%		1.57%		1.55%	1.59%
Net investment income/(loss)	(0.21	)%(e)	(0.34)%		(0.17)%		(0.12)%		0.03%	(0.06)%

PORTFOLIO TURNOVER RATE	15	%(d)	47%		41%		38%		29%	30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

86	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$5.61		$3.29		$3.52	$4.00	$3.56		$3.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.00	(b)	(0.00	)(b)	0.00 (b)	0.00 (b)	0.01		0.01
Net realized and unrealized gain/(loss) on investments	0.51		2.70		(0.03)	(0.14)	0.65		0.52
Total income/(loss) from investment operations	0.51		2.70		(0.03)	(0.14)	0.66		0.53

DISTRIBUTIONS
From net investment income	–		(0.01)		–	(0.01)	(0.00	)(b)	(0.00	)(b)
From net realized gain on investments	–		(0.37)		(0.20)	(0.33)	(0.22)		(0.00	)(b)
Total distributions	–		(0.37)		(0.20)	(0.34)	(0.22)		(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.51		2.32		(0.23)	(0.48)	0.44		0.53
NET ASSET VALUE, END OF PERIOD	$6.12		$5.61		$3.29	$3.52	$4.00		$3.56

TOTAL RETURN	9.09	%(c)	83.44%		(1.42)%	(1.84)%	18.62%		17.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$967,182		$889,823		$470,142	$523,862	$591,470		$532,946

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.33	%(d)	1.35%		1.37%	1.37%	1.36%		1.37%
Expenses (including fees waived/ reimbursed by investment advisor)	1.20	%(d)	1.27%		1.33%	1.33%	1.31%		1.35%
Net investment income/(loss)	0.02	%(d)	(0.08)%		0.05%	0.13%	0.28%		0.18%

PORTFOLIO TURNOVER RATE	15	%(c)	47%		41%	38%	29%		30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	87

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$23.16		$14.12	$14.98		$16.97		$14.52	$12.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)		(0.07)	(0.01	)(b)	0.01		0.01	0.01
Net realized and unrealized gain/(loss) on investments	2.42		10.79	(0.44)		(0.58)		2.66	2.22
Total income/(loss) from investment operations	2.39		10.72	(0.45)		(0.57)		2.67	2.23

DISTRIBUTIONS
From net investment income	–		(0.02)	–		(0.00	)(c)	–	(0.02)
From net realized gain on investments	–		(1.66)	(0.41)		(1.42)		(0.22)	–
Total distributions	–		(1.69)	(0.41)		(1.42)		(0.22)	(0.02)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	2.39		9.04	(0.86)		(1.99)		2.45	2.21
NET ASSET VALUE, END OF PERIOD	$25.55		$23.16	$14.12		$14.98		$16.97	$14.52

TOTAL RETURN	10.32	%(d)	77.38%	(3.31)%		(1.61)%		18.44%	18.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$53,539		$59,164	$40,307		$56,307		$65,923	$67,574

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.47	%(e)	1.52%	1.52%		1.52%		1.52%	1.52%
Expenses (including fees waived/reimbursed by investment advisor)	1.47	%(e)	1.52%	1.52%		1.52%		1.52%	1.52%
Net investment income/(loss)	(0.27	)%(e)	(0.38)%	(0.04)%		0.05%		0.06%	0.07%

PORTFOLIO TURNOVER RATE	17	%(d)	41%	32%		50%		43%	42%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$23.31		$14.19	$15.04	$17.02	$14.55	$12.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)		(0.03)	0.03	0.05	0.04	0.04
Net realized and unrealized gain/(loss) on investments	2.45		10.86	(0.45)	(0.58)	2.67	2.22
Total income/(loss) from investment operations	2.44		10.83	(0.42)	(0.53)	2.71	2.26

DISTRIBUTIONS
From net investment income	–		(0.05)	(0.02)	(0.03)	(0.02)	(0.04)
From net realized gain on investments	–		(1.66)	(0.41)	(1.42)	(0.22)	–
Total distributions	–		(1.72)	(0.43)	(1.45)	(0.24)	(0.04)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	2.44		9.12	(0.85)	(1.98)	2.47	2.22
NET ASSET VALUE, END OF PERIOD	$25.75		$23.31	$14.19	$15.04	$17.02	$14.55

TOTAL RETURN	10.47	%(c)	77.81%	(3.09)%	(1.33)%	18.69%	18.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$372,140		$317,828	$200,988	$272,743	$302,269	$258,683

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.23	%(d)	1.27%	1.27%	1.27%	1.28%	1.29%
Expenses (including fees waived/reimbursed by investment advisor)	1.23	%(d)	1.27%	1.27%	1.27%	1.28%	1.29%
Net investment income/(loss)	(0.05	)%(d)	(0.14)%	0.21%	0.29%	0.27%	0.28%

PORTFOLIO TURNOVER RATE	17	%(c)	41%	32%	50%	43%	42%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	89

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$23.26		$14.26	$14.83		$15.06	$12.76		$10.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)		(0.04)	(0.01	)(b)	0.01	(0.00	)(c)	(0.03)
Net realized and unrealized gain/(loss) on investments	3.70		9.72	(0.31)		0.16	2.52		1.95
Total income/(loss) from investment operations	3.67		9.68	(0.32)		0.17	2.52		1.92

DISTRIBUTIONS
From net investment income	–		–	(0.00	)(c)	–	–		(0.01)
From net realized gain on investments	–		(0.68)	(0.25)		(0.40)	(0.22)		–
Total distributions	–		(0.68)	(0.25)		(0.40)	(0.22)		(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	3.67		9.00	(0.57)		(0.23)	2.30		1.91
NET ASSET VALUE, END OF PERIOD	$26.93		$23.26	$14.26		$14.83	$15.06		$12.76

TOTAL RETURN	15.78	%(d)	68.36%	(2.22)%		1.78%	19.79%		17.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$84,110		$103,891	$85,310		$90,400	$92,552		$61,212

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.16	%(e)	1.21%	1.24%		1.27%	1.35%		1.41%
Expenses (including fees waived/ reimbursed by investment advisor)	1.16	%(e)	1.21%	1.24%		1.27%	1.35%		1.35%
Net investment income/(loss)	(0.22	)%(e)	(0.23)%	(0.10)%		0.05%	(0.03)%		(0.23)%

PORTFOLIO TURNOVER RATE	18	%(d)	50%	50%		52%	30%		32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

90	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$23.50		$14.37	$14.93	$15.14	$12.79	$10.87

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00	(b)	0.01	0.03	0.04	0.03	0.01 (c)
Net realized and unrealized gain/(loss) on investments	3.74		9.80	(0.31)	0.17	2.54	1.93
Total income/(loss) from investment operations	3.74		9.81	(0.28)	0.21	2.57	1.94

DISTRIBUTIONS
From net investment income	–		–	(0.03)	(0.02)	–	(0.02)
From net realized gain on investments	–		(0.68)	(0.25)	(0.40)	(0.22)	–
Total distributions	–		(0.68)	(0.28)	(0.42)	(0.22)	(0.02)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	3.74		9.13	(0.56)	(0.21)	2.35	1.92
NET ASSET VALUE, END OF PERIOD	$27.24		$23.50	$14.37	$14.93	$15.14	$12.79

TOTAL RETURN	15.91	%(d)	68.74%	(2.05)%	2.08%	20.14%	17.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$389,356		$263,711	$119,600	$108,934	$95,533	$47,811

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.91	%(e)	0.96%	0.99%	1.02%	1.10%	1.17%
Expenses (including fees waived/ reimbursed by investment advisor)	0.91	%(e)	0.96%	0.99%	1.02%	1.10%	1.10%
Net investment income	0.01	%(e)	0.06%	0.17%	0.27%	0.24%	0.05%

PORTFOLIO TURNOVER RATE	18	%(d)	50%	50%	52%	30%	32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	91

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$5.17		$3.04	$3.34		$4.10	$3.55	$3.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)		(0.01)	0.00	(b)	0.00 (b)	0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.39		2.30	(0.18)		(0.38)	0.68	0.52
Total income/(loss) from investment operations	0.38		2.29	(0.18)		(0.38)	0.69	0.53

DISTRIBUTIONS
From net investment income	–		(0.01)	(0.00	)(b)	(0.01)	(0.01)	(0.02)
From net realized gain on investments	–		(0.15)	(0.12)		(0.37)	(0.13)	(0.05)
Total distributions	–		(0.16)	(0.12)		(0.38)	(0.14)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.38		2.13	(0.30)		(0.76)	0.55	0.46
NET ASSET VALUE, END OF PERIOD	$5.55		$5.17	$3.04		$3.34	$4.10	$3.55

TOTAL RETURN	7.35	%(c)	75.87%	(5.79)%		(7.40)%	19.30%	17.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$59,998		$69,041	$41,351		$58,070	$78,686	$78,403

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	3.41	%(d)	1.60%	1.61%		1.62%	1.61%	1.61%
Expenses (including fees waived/ reimbursed by investment advisor)	1.46	%(d)	1.53%	1.58%		1.57%	1.55%	1.58%
Net investment income/(loss)	(0.27	)%(d)	(0.27)%	0.01%		0.11%	0.31%	0.16%

PORTFOLIO TURNOVER RATE	13	%(c)	36%	27%		34%	26%	30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

92	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$5.21		$3.06		$3.36	$4.12	$3.57	$3.11

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	(0.00	)(b)	0.01	0.01	0.02	0.01
Net realized and unrealized gain/(loss) on investments	0.39		2.31		(0.18)	(0.38)	0.67	0.52
Total income/(loss) from investment operations	0.39		2.31		(0.17)	(0.37)	0.69	0.53

DISTRIBUTIONS
From net investment income	–		(0.01)		(0.01)	(0.02)	(0.01)	(0.02)
From net realized gain on investments	–		(0.15)		(0.12)	(0.37)	(0.13)	(0.05)
Total distributions	–		(0.17)		(0.13)	(0.39)	(0.14)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–		0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.39		2.15		(0.30)	(0.76)	0.55	0.46
NET ASSET VALUE, END OF PERIOD	$5.60		$5.21		$3.06	$3.36	$4.12	$3.57

TOTAL RETURN	7.49	%(c)	76.29%		(5.60)%	(7.19)%	19.38%	17.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$982,811		$904,059		$473,820	$653,241	$813,322	$698,504

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.22	%(d)	1.36%		1.37%	1.37%	1.37%	1.37%
Expenses (including fees waived/ reimbursed by investment advisor)	1.21	%(d)	1.28%		1.34%	1.32%	1.30%	1.34%
Net investment income/(loss)	(0.06	)%(d)	(0.02)%		0.24%	0.41%	0.54%	0.42%

PORTFOLIO TURNOVER RATE	13	%(c)	36%		27%	34%	26%	30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	93

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$24.05		$14.40		$14.70	$15.53	$13.04	$11.02

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.02)		(0.00	)(b)	0.01	0.04	0.05	0.02
Net realized and unrealized gain/(loss) on investments	3.91		9.70		(0.29)	(0.53)	2.62	2.03
Total income/(loss) from investment operations	3.89		9.70		(0.28)	(0.49)	2.67	2.05

DISTRIBUTIONS
From net investment income	–		–		(0.02)	(0.05)	–	(0.03)
From net realized gain on investments	–		(0.05)		–	(0.29)	(0.18)	–
Total distributions	–		(0.05)		(0.02)	(0.34)	(0.18)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	3.89		9.65		(0.30)	(0.83)	2.49	2.02
NET ASSET VALUE, END OF PERIOD	$27.94		$24.05		$14.40	$14.70	$15.53	$13.04

TOTAL RETURN	16.17	%(c)	67.36%		(1.91)%	(2.69)%	20.50%	18.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$78,541		$67,688		$82,289	$72,204	$52,478	$31,045

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.13	%(d)	1.15%		1.17%	1.19%	1.19%	1.27%
Expenses (including fees waived/ reimbursed by investment advisor)	1.13	%(d)	1.15%		1.17%	1.19%	1.19%	1.27%
Net investment income/(loss)	(0.14	)%(d)	(0.01)%		0.04%	0.26%	0.33%	0.19%

PORTFOLIO TURNOVER RATE	17	%(c)	33%		32%	42%	24%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

94	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$24.19		$14.46	$14.74	$15.57	$13.06	$11.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.06	0.05	0.07	0.08	0.04
Net realized and unrealized gain/(loss) on investments	3.93		9.75	(0.29)	(0.54)	2.63	2.04
Total income/(loss) from investment operations	3.94		9.81	(0.24)	(0.47)	2.71	2.08

DISTRIBUTIONS
From net investment income	–		(0.03)	(0.04)	(0.07)	(0.02)	(0.05)
From net realized gain on investments	–		(0.05)	–	(0.29)	(0.18)	–
Total distributions	–		(0.07)	(0.04)	(0.36)	(0.20)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	3.94		9.73	(0.28)	(0.83)	2.51	2.03
NET ASSET VALUE, END OF PERIOD	$28.13		$24.19	$14.46	$14.74	$15.57	$13.06

TOTAL RETURN	16.29	%(c)	67.84%	(1.63)%	(2.50)%	20.79%	18.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2,246,131		$1,966,043	$870,916	$561,100	$496,358	$265,393

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.88	%(d)	0.90%	0.92%	0.94%	0.94%	1.02%
Expenses (including fees waived/ reimbursed by investment advisor)	0.88	%(d)	0.90%	0.92%	0.94%	0.94%	1.02%
Net investment income	0.11	%(d)	0.31%	0.32%	0.51%	0.57%	0.37%

PORTFOLIO TURNOVER RATE	17	%(c)	33%	32%	42%	24%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	95

Grandeur Peak US Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021		For the Period March 20, 2020 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$22.71		$13.15		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.02)		0.06		(0.01)
Net realized and unrealized gain on investments	3.62		9.61		3.16
Total income from investment operations	3.60		9.67		3.15

DISTRIBUTIONS
From net investment income	–		(0.00	)(b)	–
From net realized gain on investments	–		(0.11)		–
Total distributions	–		(0.11)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)

INCREASE IN NET ASSET VALUE	3.60		9.56		3.15
NET ASSET VALUE, END OF PERIOD	$26.31		$22.71		$13.15

TOTAL RETURN	15.85	%(c)	73.67%		31.50	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$174,995		$126,106		$9,421

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.96	%(d)	1.11%		6.23	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	0.96	%(d)	1.00%		1.00	%(d)(e)
Net investment income/(loss)	(0.14	)%(d)	0.31%		(0.53	)%(d)

PORTFOLIO TURNOVER RATE	13	%(c)	24%		2	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

96	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2021, the Trust consists of multiple separate portfolios or series. This semi-annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak US Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund and Grandeur Peak US Stalwarts Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2021:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
India	$126,906,733	$999,863	$–	$127,906,596
Other*	517,252,543	–	–	517,252,543
Total	$644,159,276	$999,863	$–	$645,159,139

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Contrarian Fund
Common Stocks*	95,349,193	–	–	95,349,193
Total	$95,349,193	$–	$–	$95,349,193

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks
New Zealand	$205,612	$–	$–	$205,612
Other*	75,113,658	–	–	75,113,658
Total	$75,319,270	$–	$–	$75,319,270

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
New Zealand	$–	$–	$1	$1
Sweden	40,433,556	–	3,386,064	43,819,620
Other*	1,052,804,715	–	–	1,052,804,715
Preferred Stocks*	–	–	4,252,160	4,252,160
Total	$1,093,238,271	$–	$7,638,225	$1,100,876,496

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
New Zealand	$1,340,007	$–	$1	$1,340,008
Spain	–	–	–	–
Sweden	26,710,403	–	655,953	27,366,356
United States	126,264,742	–	1,000,000	127,264,742
Other*	265,666,369	–	–	265,666,369
Preferred Stocks*	–	–	3,218,274	3,218,274
Total	$419,981,521	$–	$4,874,228	$424,855,749

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks
Sweden	$12,334,885	$–	$581,314	$12,916,199
United States	194,973,152	–	1,300,000	196,273,152
Other*	250,828,473	–	–	250,828,473
Preferred Stocks*	–	–	2,470,259	2,470,259
Total	$458,136,510	$–	$4,351,573	$462,488,083

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
New Zealand	$–	$–	$1	$1
Sweden	53,786,323	–	7,118,583	60,904,906
Other*	976,023,157	–	–	976,023,157
Total	$1,029,809,480	$–	$7,118,584	$1,036,928,064

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks
Sweden	$103,057,362	$–	$4,328,079	$107,385,441
Other*	2,192,063,359	–	–	2,192,063,359
Total	$2,295,120,721	$–	$4,328,079	$2,299,448,800

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak US Stalwarts Fund
Common Stocks
United States	$147,130,383	$–	$700,000	$147,830,383
Other*	19,114,777	–	–	19,114,777
Preferred Stocks*	–	–	767,576	767,576
Total	$166,245,160	$–	$1,467,576	$167,712,736

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Global Micro Cap Fund	Common Stock	Total
Balance as of April 30, 2021	$–	$–
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2021	$–	$–
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021	$–	$–

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

Grandeur Peak Global Opportunities Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2021	$1	$2,022,675	$2,022,676
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	2,229,485	2,229,485
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2021	$1	$4,252,160	$4,252,161
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021	$–	$2,329,024	$2,329,024

Grandeur Peak Global Reach Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2021	$–	$959,285	$959,285
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	1,057,367	1,057,367
Purchases	1,000,000	–	1,000,000
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2021	$1,000,000	$2,016,652	$3,016,652
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021	$–	$1,104,575	$1,104,575

Grandeur Peak Global Stalwarts Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2021	$–	$507,803	$507,803
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	559,725	559,725
Purchases	1,300,000	–	1,300,000
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of October 31, 2021	$1,300,000	$1,067,528	$2,367,528
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021	$–	$584,715	$584,715

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

Grandeur Peak International Opportunities Fund	Common Stock	Total
Balance as of April 30, 2021	$1	$1
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2021	$1	$1
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021	$–	$–

Grandeur Peak US Stalwarts Fund	Common Stock	Total
Balance as of April 30, 2021	$–	$
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	700,000	700,000
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2021	$700,000	$700,000
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021	$–	$–

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain/(loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of October 31, 2021:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 10/31/2021	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stocks	$4,252,160	Market Approach	Enterprise Value-to-Sales Multiple	16.56x

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 10/31/2021	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,000,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$2,016,652	Market Approach	Enterprise Value-to-Sales Multiple	16.56x
Preferred Stocks	$1,201,622	Market Approach	Enterprise Value-to-Sales Multiple	27.04x

Grandeur Peak Global Stalwarts Fund

Asset Class	Fair Value (USD) at 10/31/2021	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,000,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$1,067,528	Market Approach	Enterprise Value-to-Sales Multiple	16.56x
Preferred Stocks	$1,402,731	Market Approach	Enterprise Value-to-Sales Multiple	27.04x

Grandeur Peak US Stalwarts Fund

Asset Class	Fair Value (USD) at 10/31/2021	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,000,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	$767,576	Market Approach	Enterprise Value-to-Sales Multiple	27.04x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Enterprise Value-to-Sales Multiple	Increase	Decrease
Third-Party Valuation	Increase	Decrease

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2021, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$32,568,520
Grandeur Peak Global Contrarian Fund	1,503,785
Grandeur Peak Global Micro Cap Fund	571,757
Grandeur Peak Global Opportunities Fund	4,673,565
Grandeur Peak Global Reach Fund	2,228,690
Grandeur Peak Global Stalwarts Fund	11,666,288
Grandeur Peak International Opportunities Fund	11,002,331
Grandeur Peak International Stalwarts Fund	35,390,618
Grandeur Peak US Stalwarts Fund	6,594,325

As of October 31, 2021, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Contrarian Fund	28,077
Grandeur Peak Global Micro Cap Fund	26,470
Grandeur Peak Global Opportunities Fund	77,580
Grandeur Peak Global Reach Fund	15,458
Grandeur Peak Global Stalwarts Fund	6,390
Grandeur Peak International Opportunities Fund	94,791
Grandeur Peak International Stalwarts Fund	49,715
Grandeur Peak US Stalwarts Fund	–

Short Sales: The Funds may make short sales of securities consistent with their strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover,

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Special Purpose Vehicle: The Funds may invest in a Special Purpose Vehicle (a “SPV”). A SPV is a separate legal entity created by an organization. The SPV is a distinct company with its own assets and liabilities, as well as its own legal status. Usually, they are created for a specific objective, often to isolate financial risk. As it is a separate legal entity, if the parent company goes bankrupt, the special purpose vehicle can carry on.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2021, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Semi-Annual Report | October 31, 2021	105

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds' investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds' investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$250,164,526	$(34,530,801)	$215,633,725	$429,525,414
Grandeur Peak Global Contrarian Fund	12,549,099	(3,803,669)	8,745,430	86,603,763
Grandeur Peak Global Micro Cap Fund	28,976,387	(4,233,393)	24,742,994	50,576,276
Grandeur Peak Global Opportunities Fund	458,086,815	(31,775,784)	426,311,031	674,565,465
Grandeur Peak Global Reach Fund	189,728,744	(16,073,522)	173,655,222	251,200,527
Grandeur Peak Global Stalwarts Fund	183,600,923	(9,607,774)	173,993,149	288,494,934
Grandeur Peak International Opportunities Fund	438,534,173	(40,001,447)	398,532,726	638,395,338
Grandeur Peak International Stalwarts Fund	963,427,441	(52,661,686)	910,765,755	1,388,683,045
Grandeur Peak US Stalwarts Fund	45,845,896	(3,466,577)	42,379,319	125,333,417

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$208,905	$588,486
Grandeur Peak Global Contrarian Fund	409,394	–
Grandeur Peak Global Micro Cap Fund	870,224	3,187,700
Grandeur Peak Global Opportunities Fund	7,761,520	56,202,500
Grandeur Peak Global Reach Fund	2,560,410	23,014,944
Grandeur Peak Global Stalwarts Fund	1,116,972	8,533,427
Grandeur Peak International Opportunities Fund	3,394,873	25,974,822
Grandeur Peak International Stalwarts Fund	2,036,831	3,581,302
Grandeur Peak US Stalwarts Fund	267,443	401

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2021.

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$103,398,871	$112,240,137
Grandeur Peak Global Contrarian Fund	58,351,782	15,523,891
Grandeur Peak Global Micro Cap Fund	13,860,406	12,647,662
Grandeur Peak Global Opportunities Fund	157,569,566	169,521,890
Grandeur Peak Global Reach Fund	76,438,285	66,441,449
Grandeur Peak Global Stalwarts Fund	115,876,118	78,497,604
Grandeur Peak International Opportunities Fund	147,525,760	128,864,273
Grandeur Peak International Stalwarts Fund	388,095,886	432,501,284
Grandeur Peak US Stalwarts Fund	39,285,646	19,505,263

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended October 31, 2021 and the year ended April 30, 2021, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%
Grandeur Peak US Stalwarts Fund	0.75%

Semi-Annual Report | October 31, 2021	107

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

The Advisor has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Funds' average daily net assets. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2022. The Expense Agreement may not be terminated or modified prior to August 31, 2022 except with the approval of the Fund’s Board. The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.95%
Institutional Class	1.70%

Grandeur Peak Global Contrarian Fund		September 12, 2019 – August 31, 2021 / September 1, 2021 – August 31, 2022
Institutional Class	1.35%

Grandeur Peak Global Micro Cap Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Institutional Class	2.00%

Grandeur Peak Global Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.75%
Institutional Class	1.50%

Grandeur Peak Global Reach Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.60%
Institutional Class	1.35%

Grandeur Peak Global Stalwarts Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.35%
Institutional Class	1.10%

Grandeur Peak International Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.75%
Institutional Class	1.50%

Grandeur Peak International Stalwarts Fund		September 1, 2020 – August 31, 2021 / September 1, 2021 – August 31, 2022
Investor Class	1.35%
Institutional Class	1.10%

Grandeur Peak US Stalwarts Fund		December 23, 2019 - August 31, 2021 / September 1, 2021 – August 31, 2022
Institutional Class	1.00%

The Advisor will be permitted to recapture expenses it has borne through the Expense Agreement to the extent that the Fund’s' expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Funds’ expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. Fees waived/reimbursed by the Adviser for the year ended October 31, 2021 are disclosed in the Statements of Operations.

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). Previously, the Adviser had voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on all assets above $400 million (the annual management fee rate with respect to

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Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

the Fund will remain 1.35% on the first $400 million in assets). Previously, the Adviser had voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser. Voluntary waivers are not subject to recoupment by the Adviser. Voluntary fees waived by the Adviser for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

For the six months ended October 31, 2021, the fee waivers/reimbursements and/or recoupments, excluding voluntary waivers, were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	486,624	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$–	$24,190
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$38,463
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	723,929	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	647,574	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$82,434

Semi-Annual Report | October 31, 2021	109

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

As of October 31, 2021, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2022	Expires 2023	Expires 2024	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$–	$–	$–	$–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$–	$–	$–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$–	$–	$–

Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

110	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

October 31, 2021 (Unaudited)

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT NOTE

On December 16, 2021, the Grandeur Peak Global Explorer Fund launched.

Semi-Annual Report | October 31, 2021	111

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

Grandeur Peak Funds

On September 14, 2021, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between the Financial Investors Trust (the “Trust”), with respect to the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Micro Cap Fund, the Grandeur Peak Global Opportunities Fund, the Grandeur Peak Global Reach Fund, the Grandeur Peak Global Stalwarts Fund, the Grandeur Peak International Opportunities Fund, the Grandeur Peak International Stalwarts Fund, and the Grandeur Peak US Stalwarts Fund (collectively, the “Grandeur Peak Funds”) and Grandeur Peak Global Advisors, LLC (“Grandeur Peak”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Grandeur Peak, on behalf of the Grandeur Peak Funds, the Trustees, including the Independent Trustees, considered the following factors with respect to the Grandeur Peak Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Grandeur Peak Funds, to Grandeur Peak, of 1.50% for the Grandeur Peak Global Micro Cap Fund, 1.35% for the Grandeur Peak Emerging Markets Opportunities Fund, 1.25% for the Grandeur Peak Global Opportunities Fund and for the Grandeur Peak International Opportunities Fund, 1.10% for the Grandeur Peak Global Reach Fund, 1.00% for the Grandeur Peak Global Contrarian Fund, 0.80% for the Grandeur Peak Global Stalwarts Fund, for the Grandeur Peak US Stalwarts Fund, and for the Grandeur Peak International Stalwarts Fund, in light of the extent and quality of the advisory services provided by Grandeur Peak to each such Grandeur Peak Fund.

The Board received and considered information including a comparison of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund’s contractual advisory fee rate with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund was lower than the Data Provider peer group median; the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund was higher than the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund was significantly higher than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees reviewed and considered that the total net expense ratio of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund was lower than the Data Provider peer group median; each class of the Grandeur Peak Emerging Markets Opportunities Fund and the Grandeur Peak Global Opportunities Fund, and the Investor Class of the Grandeur Peak Global Reach Fund, was equal to the Data Provider peer group median; the Investor Class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak Global Contrarian Fund, and the Institutional Class of the Grandeur Peak Global Reach Fund, was higher than the Data Provider peer group median; and the Institutional Class of the Grandeur Peak Global Micro Cap Fund and the Grandeur Peak International Opportunities Fund was significantly higher than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Grandeur Peak Funds under the Grandeur Peak Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Grandeur Peak and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Grandeur Peak Funds.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Grandeur Peak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s Code of Ethics.

Performance: The Trustees reviewed performance information of the Investor Class and Institutional Class, as applicable, of each Grandeur Peak Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods, as applicable, ended June 30, 2021. That review included a comparison of each Grandeur Peak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.

The Trustees noted that for the 3-month period, the Institutional Class of the Grandeur Peak Emerging Markets Opportunities Fund, the Global Micro Cap Fund and the Global Contrarian Fund outperformed the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median during the period.

For the 1-year period, the Trustees noted that each class of the Grandeur Peak Emerging Markets Opportunities Fund outperformed the Data Provider peer group median and each other class of the Grandeur Peak Funds significantly outperformed the Data Provider peer group median.

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Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreement

The Trustees noted that for each Grandeur Peak Fund with a 3-year period, each class of each Grandeur Peak Fund, significantly outperformed the Data Provider peer group median.

The Trustees noted that for each Grandeur Peak Fund with a 5-year period, each class of the Grandeur Peak Emerging Markets Opportunities Fund and the Institutional Class of the Grandeur Peak International Opportunities Fund outperformed the Data Provider peer group median, and each class of each other Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

Finally, the Trustees noted that for the relevant period since the inception of each Grandeur Peak Fund, each class of each Grandeur Peak Fund significantly outperformed the Data Provider peer group median.

The Trustees also considered Grandeur Peak’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Grandeur Peak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Grandeur Peak Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Grandeur Peak based on the fees payable under the Grandeur Peak Investment Advisory Agreement with respect to the Grandeur Peak Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund was lower than the Data Provider peer group median; the Investor Class of the Grandeur Peak Emerging Markets Opportunities Fund was higher than the Data Provider peer group median; and each remaining class of each Grandeur Peak Fund was significantly higher than the Data Provider peer group median;
●	the total net expense ratio of each class of the Grandeur Peak Global Stalwarts Fund and the Grandeur Peak International Stalwarts Fund was significantly lower than the Data Provider peer group median; the Institutional Class of the Grandeur Peak US Stalwarts Fund was lower than the Data Provider peer group median; each class of the Grandeur Peak Emerging Markets Opportunities Fund and the Grandeur Peak Global Opportunities Fund, and the Investor Class of the Grandeur Peak Global Reach Fund, was equal to the Data Provider peer group median; the Investor Class of the Grandeur Peak International Opportunities Fund and the Grandeur Peak Global Contrarian Fund, and the Institutional Class of the Grandeur Peak Global Reach Fund, was higher than the Data Provider peer group median; and the Institutional Class of the Grandeur Peak Global Micro Cap Fund and the Grandeur Peak International Opportunities Fund was significantly higher than the Data Provider peer group median;
●	the nature, extent, and quality of services rendered by Grandeur Peak under the Grandeur Peak Investment Advisory Agreement with respect to each Grandeur Peak Fund were adequate;
●	for the period ended June 30, 2021, each class of each of the Grandeur Peak Funds outperformed or significantly outperformed the Data Provider peer group median for the 3-month, 1-year, 3-year, 5-year (as applicable), and since inception periods;
●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to any of the Grandeur Peak Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Grandeur Peak Funds;
●	the profit, if any, realized by Grandeur Peak in connection with the operation of any of the Grandeur Peak Funds is not unreasonable; and
●	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with any of the Grandeur Peak Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of each of the Grandeur Peak Funds and their shareholders.

[1]	This meeting was intended to qualify as an "in-person" meeting of the Board pursuant to relief granted by the SEC in response to the COVID-19 outbreak for the purposes of fulfilling the in-person investment advisory agreement approval requirements under Section 15(c) of the 1940 Act (see Investment Company Act Release No. 33817 (Mar. 13, 2020), Investment Company Act Release No. 33824 (Mar. 25, 2020) and Investment Company Act Release No. 33897 (June 19, 2020)).

Semi-Annual Report | October 31, 2021	113

Grandeur Peak Funds®	Additional Information

October 31, 2021 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling 1-855-377-PEAK (7325).

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 1-855-377-PEAK (7325) and (2) on the SEC’s website at http://www.sec.gov.

114	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

October 31, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

• The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-Annual Report | October 31, 2021	115

Grandeur Peak Funds®	Privacy Policy

October 31, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

116	1.855.377.7325 | www.GrandeurPeakGlobal.com

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING · ACTIVE AT ITS BEST™

Contact Us

Mail: Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201

Phone: 1.855.377.PEAK (7325)

E-Mail: grandeurpeakglobal@alpsinc.com

Web: www.GrandeurPeakGlobal.com

SEMI-ANNUAL October 31, 2021

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

| 1

Highland Resolute Fund	Shareholder Letter

October 31, 2021 (Unaudited)

PERFORMANCE:

October 31, 2021

The lingering effects of the pandemic continue to be felt throughout the world. Supply chains are constrained on a global scale and ports are overwhelmed with ships and truck drivers waiting days to load/deliver goods. The calls for a transitory bout of inflation have moderated and the concerns of a longer inflationary cycle loom over the Federal Reserve. As inflation numbers have increased, the Fed is now in a complicated situation of trying to raise interest rates to constrain inflation, while also keeping monetary conditions easy enough for continued growth. Through the end of October 2021, the Bloomberg Commodity Index has risen 14.4%, with energy being a large component of the increase. Shortages of natural gas took hold of Asia and Europe during the winter months and sent natural gas prices 85% higher while oil rose 38%. Bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have returned approximately 1% since the end of April. A majority of the returns have come from spread compression and longer maturities, as rates rose faster at the shorter end of the curve.

Highland Resolute returned 6.65% during the six months ending October 31, 2021, resulting in an excess return of approximately 5.1% relative to the HFRX Global Hedge Index (the “Index”)(1). Since inception the Fund has outperformed the Index by approximately 201 basis points(2) annualized. The Fund’s performance during the trailing six months was primarily driven by the Beta Sleeve(3). The passive funds within the Beta Sleeve were additive, while the Parametric VRP strategy captured approximately 80.3% of the S&P 500 Index total return. Within the Alpha Sleeve(4) the commodity strategy was the primary driver of performance over the prior six months. The commodity trading strategy was added with the objective of providing an uncorrelated return stream that would benefit from volatility in commodities as global supply chains were reconfigured. The relative value multi-strategy and European long/short strategy also produced positive absolute performance, but captured less than a quarter of U.S. equity returns during the prior six months.

Looking ahead to next year, Highland is monitoring the current supply chain to determine if bottlenecks ease as new capacity comes online. While company fundamentals remain strong, rising wage pressures and falling consumer sentiment present near-term headwinds to the economy as companies determine their ability to pass along costs to consumers. Government spending may provide a tailwind, with a bi-partisan infrastructure bill that is anticipated to increase spending by $1.6 trillion over the next ten years. As these uncertainties unfold, we will continue to navigate the market with caution.

Beta Sleeve(3) – A portfolio consisting of the Vanguard Institutional Index Fund, Eaton Vance Parametric Volatility Risk Premium, Rydex S&P 500 2x, and Direxion 2x NASDAQ 100. The sleeve is constructed to generate returns similar to those of U.S. hedged equity. During the six months ending October 31, 2021, the sleeve returned 9.9% versus the S&P 500 Index total return of 10.9%.

Liquidity Sleeve(5) –The sole mutual fund within this sleeve, PIMCO Income Fund, outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by two basis points during the period.

Alpha Sleeve(4) – The alpha sleeve consists of approximately equal allocations to a European long/short strategy, a relative value multi-strategy, and a commodity trading strategy. The sleeve generated positive absolute performance during the period, but lagged broader U.S. equity markets.

Past performance is not indicative of future results.

The Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Index Services Limited.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

2

Highland Resolute Fund	Shareholder Letter

October 31, 2021 (Unaudited)

HIGHLAND RESOLUTE FUND

Table 1 notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of October 31, 2021.

Table 1

Performance (amounts greater than one year are annualized)

			Standardized Performance Data as of September 30, 2021					Non-Standardized Performance Data as of October 31, 2021
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Highland Resolute Fund – Class I	10.74%	18.77%	5.66%	5.02%	4.42%	14.35%	23.87%	8.29%	5.81%	4.72%
HFRX Global Hedge Fund Index	3.58%	8.87%	4.28%	3.75%	2.64%	4.51%	10.09%	5.73%	4.05%	2.71%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund – Class I	2.15%	1.65%	0.50%	0.42%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2022. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2022 without the approval of the Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short.

Non-standardized performance is any performance period that doesn’t fall on a quarter end.

Closing:

We are excited to continue the progress we've made into 2022. Highland is currently in process of onboarding Passaic Partners to enhance the Beta Sleeve, and expects to complete the process early in the year.

We continue to seek to add value both in our allocation and manager selection decisions. We appreciate your investment in the Highland Resolute Fund, please feel free to contact us with any questions.

Sincerely,

Matthew W. Sampson, CFA & Jason T. Copeland, CFA, CAIA

Portfolio Managers(6)

(1)	Representative of the overall composition of the hedge fund universe.
(2)	Basis Point = 0.01%, 100 basis points would equal 1.0%
(3)	Beta Sleeve is in place to create sensitivity to the overall equity market.
(4)	Alpha Sleeve is to provide market outperformance.
(5)	Liquidity Sleeve is in place to have liquidity for rebalancing and redemptions.
(6)	Jason T. Copeland is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute. CAIA Association grants the right to use the CAIA Certification and Collective Marks to those individuals who have been granted the status of either Full Member or Retired Member by CAIAA.

Semi-Annual Report | October 31, 2021	3

Highland Resolute Fund	Shareholder Letter

October 31, 2021 (Unaudited)

Underlying Allocation Weights:

 Figure 1 lists the long-term target asset allocation for the Fund as well as the allocation as of October 31, 2021.

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

4

Highland Resolute Fund	Shareholder Letter

October 31, 2021 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity Risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Fund to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

Beta is a measure of the volatility–or systematic risk–of a security or portfolio compared to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which describes the relationship between systematic risk and expected return for assets (usually stocks).

Alpha is referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

Semi-Annual Report | October 31, 2021	5

Highland Resolute Fund	Performance Update

October 31, 2021 (Unaudited)

Performance (for the year ended October 31, 2021)

Highland Resolute Fund

Cumulative Total Return (for the period ended October 31, 2021)	6 Months	1 Year	3 Year	5 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Highland Resolute Fund - Class I - NAV	6.65%	23.87%	8.29%	5.81%	4.72%	2.15%	0.50%
HFRX Global Hedge Fund Index(b)	1.53%	10.09%	5.73%	4.05%	2.71%
S&P 500® Index(c)	10.91%	42.91%	21.48%	18.93%	16.41%
Dow Jones U.S. Select Dividend Index(d)	1.55%	47.99%	11.72%	11.33%	12.52%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2022. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2022 without the approval of the Board of Trustees.

*	Fund inception date of 12/30/11.
(a)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(b)	The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.
(c)	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.
(d)	The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(For the period ended October 31, 2021)

As a percentage of Net Assets
Vanguard Institutional Index Fund, Institutional Class	23.76%
Parametric Volatility Risk Premium - Defensive Fund	23.56%
Dalton Melchior Trs	16.50%
WABR25	15.36%
Typhon Capital	13.48%
PIMCO Short-Term Fund, Institutional Class	11.42%
PIMCO Income Fund, Institutional Class	5.74%
Direxion Monthly NASDAQ 100 Bull 2x Fund	3.12%
Rydex S&P 500 2x Strategy Fund	2.78%
Top Ten Holdings	115.72%

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6

Highland Resolute Fund	Performance Update

October 31, 2021 (Unaudited)

Performance of $10, 000 Initial Investment (for the year ended October 31, 2021)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Semi-Annual Report | October 31, 2021	7

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of May 1, 2021 to October 31, 2021.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Highland Resolute Fund	BEGINNING ACCOUNT VALUE 05/01/21	ENDING ACCOUNT VALUE 10/31/21	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 05/01/21-10/31/21(b)
Class I
Actual	$ 1,000.00	$ 1,066.50	0.53%	$ 2.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.53	0.53%	$ 2.70

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

8

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2021 (Unaudited)

Description	Shares	Value (Note 2)
OPEN-END MUTUAL FUNDS (70.38%)
Direxion Monthly NASDAQ 100 Bull 2x Fund(a)	77,245	$6,476,125
Parametric Volatility Risk Premium - Defensive Fund	3,426,899	48,901,853
PIMCO Income Fund, Institutional Class	997,301	11,917,747
PIMCO Short-Term Fund, Institutional Class	2,421,402	23,705,528
Rydex S&P 500 2x Strategy Fund(a)	22,144	5,770,054
Vanguard Institutional Index Fund, Institutional Class	122,468	49,311,569
		146,082,876

TOTAL OPEN-END MUTUAL FUNDS
(Cost 127,502,400)		146,082,876

Description	Shares	Value (Note 2)
Open-End Mutual Funds (6.92%)
FUNDS (6.92%)
First American Government Obligations Fund, 7-day yield, 0.040%	14,369,528	14,369,528

TOTAL OPEN-END MUTUAL FUNDS
(Cost $14,369,528)		14,369,528

TOTAL INVESTMENTS (77.30%)
(Cost $141,871,928)		$160,452,404

SEGREGATED CASH WITH BROKERS (21.58%)(b)		44,790,000

OTHER ASSETS IN EXCESS OF LIABILITIES (1.12%)		2,335,550
NET ASSETS (100.00%)		$207,577,954

(a)	Non-income producing security.
(b)	Includes cash which is being held as collateral for total return swap contracts.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	9

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2021 (Unaudited)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Dalton Melchior Segregated Portfolio(a)	$34,221,748	$34,241,263	95 bps		03/20/2023	$19,515
Morgan Stanley	Typhon Argos Capital(b)	27,995,225	27,978,489	85 bps	N/A	09/08/2025	(16,736)
Morgan Stanley	WABR(c)	31,884,837	31,884,392	05 bps	N/A	06/30/2022	(445)
		$94,101,810	$94,104,144				$2,334

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.
(a)	Dalton Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.
(b)	Typhon Argos is a discretionary multi-manager futures strategy with a bias to relative value strategies and commodity focused teams. The manager utilizes seven sub-strategies including four physical commodities specialists across metals, energy, livestock, and grain categories. The remaining strategies trade multiple commodity or financial futures with various quantitative mean reverting or trend following approaches. No single sub-strategy makes up more than 25% of the total portfolio.
(c)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

See Notes to Financial Statements.

10

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2021 (Unaudited)

TYPHON ARGOS CAPITAL

Description	Contracts/Shares	Notional Value	Expiration Date	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMODITY FUTURE CONTRACTS
SILVER CMX	19	2,270,500	December 2021	$4,655	0.02%	Morgan Stanley & Co. LLC
MINI SILVER	19	457,995	December 2021	(2,964)	-0.01%	Morgan Stanley & Co. LLC
HI GR. COPPER	19	2,185,713	March 2022	(124,226)	-0.44%	Morgan Stanley & Co. LLC
HI GR. COPPER	19	2,070,675	December 2021	(150)	0.00%
COMMODITY FUTURE CONTRACTS Total		6,984,882		(122,685)	-0.44%

OPTIONS
LEAN HOGS	60	11,280	December 2021	300	0.00%	Morgan Stanley & Co. LLC
LEAN HOGS	60	11,280	December 2021	600	0.00%	Morgan Stanley & Co. LLC
OPTIONS Total		22,560		900	0.00%

TOTAL LONG		7,007,442		(121,785)	-0.44%

SECURITIES SOLD SHORT
COMMODITY FUTURE CONTRACTS COMMODITIES
HI GR. COPPER	-19	(2,192,125)		117,321	0.42%	Morgan Stanley & Co. LLC
HI GR. COPPER	-19	(2,208,464)	December 2021	133,664	0.48%	Morgan Stanley & Co. LLC
CORN	-86	(2,399,400)	December 2021	(44,075)	-0.16%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		(6,799,989)		206,910	0.74%

TOTAL SHORT		(9,199,389)		206,910	0.74%

REMAINING SECURITIES AND CASH				28,016,048	99.7%
Grand Total				$27,978,489

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	11

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2021 (Unaudited)

DALTON MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts /Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/ Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
EQUITY SWAPS
Applus Services SA		$617,778	$579,305	1.69%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	$(38,473)
Arjo AB - B Share		283,464	392,489	1.15%	Morgan Stanley & Co. LLC	55 bps + 1M STIBO	-6 bps	09/09/22	109,025
Asml Holding NV		1,005,060	1,194,684	3.49%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	189,624
Asr Nederland NV		918,032	1,122,162	3.28%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	204,130
Avast PLC		353,999	402,638	1.18%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	48,639
Bankinter SA		438,801	482,849	1.41%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	44,048
Befesa SA		598,409	633,899	1.85%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/25/22	35,490
Boohoo Group PLC		2,027,562	1,575,702	4.60%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	(451,860)
Breedon Group PLC		652,927	599,028	1.75%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	(53,899)
Cie Financiere Richemo-A Reg		742,003	759,950	2.22%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/22	17,947
Corticeira Amorim SA		554,320	638,829	1.87%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	84,509
Daetwyler Holding AG-BR		611,799	664,773	1.94%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/22	52,974
Erste Group Bank AG		435,334	505,032	1.47%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	69,698
Ferguson PLC		477,288	533,311	1.56%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	56,023
Finecobank SPA		927,302	1,041,955	3.04%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	114,653
Fluidra SA		919,402	888,653	2.60%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	(30,749)
Games Workshop Group PLC		719,916	636,799	1.86%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	(83,117)
Grafton Group PLC-UTS		863,715	979,071	2.86%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	115,356
Howden Joinery Group PLC		777,850	865,109	2.53%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	87,259
Inficon Holding AG-Reg		462,365	501,993	1.47%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/22	39,628
Inmobiliaria Colonial Socimi		908,381	888,935	2.60%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	(19,446)
Intertrust NV		393,173	342,834	1.00%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	(50,339)
Johnson Service Group PLC		519,129	486,194	1.42%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	(32,935)
Laboratorios Farmaceuticos R		967,715	1,081,290	3.16%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	113,575
Lamda Development SA		455,492	418,405	1.22%	Morgan Stanley & Co. LLC	175 bps + 1M EURIB	-56 bps	02/23/22	(37,087)
Lonza Group AG-Reg		797,382	926,494	2.71%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/22	129,112
Lotus Bakeries		579,569	664,548	1.94%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	84,979
Merck Kgaa		944,251	1,215,371	3.55%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/25/22	271,120
Musti Group Oy		430,783	470,836	1.38%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	40,053
Nestle SA-Reg		1,249,129	1,307,198	3.82%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/22	58,069
Piaggio & C. S.P.A.		379,759	331,917	0.97%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	(47,842)
Reckitt Benckiser Group PLC		759,808	705,367	2.06%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	(54,441)
Robertet SA		1,257,981	1,210,749	3.54%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	(47,232)
Roche Holding Ag-Genusschein		948,987	986,303	2.88%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/22	37,316
Sanoma Oyj		742,136	684,670	2.00%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	(57,466)
Sbanken ASA		620,934	584,859	1.71%	Morgan Stanley & Co. LLC	55 bps + 1M NIBOR	44 bps	05/02/22	(36,075)
Scor SE		74,105	87,212	0.25%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	13,107
Thule Group AB/The		542,488	710,736	2.08%	Morgan Stanley & Co. LLC	55 bps + 1M STIBO	-6 bps	09/09/22	168,248
Vivendi		1,449,410	1,551,675	4.53%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	03/28/22	102,265
Volution Group PLC		356,227	411,159	1.20%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	03/28/22	54,932
EQUITY SWAPS Total		28,764,165	30,064,983	87.80%

TOTAL LONG		28,764,165	30,064,983	87.80%

See Notes to Financial Statements.

12

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2021 (Unaudited)

Description	Contracts /Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/ Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
SECURITIES SOLD SHORT
EQUITY SWAPS
Aixtron SE SE		$(283,188)	$(267,640)	-0.78%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-49 bps	03/25/22	$(15,548)
Alstrom		(477,797)	(464,537)	-1.36%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-49 bps	03/28/22	(13,260)
DJS Mid 200 PR		(4,781,604)	(4,885,729)	-14.27%	Morgan Stanley & Co. LLC	1D EONIA -44 bps	-49 bps	07/29/22	104,125
Dow Jones Stoxx Insurance		(293,537)	(314,513)	-0.92%	Morgan Stanley & Co. LLC	1D EONIA -45 bps	-49 bps	07/29/22	20,976
Gerresheimer AG		(238,101)	(215,524)	-0.63%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-49 bps	03/25/22	(22,577)
Melexis NV		(455,930)	(477,998)	-1.40%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	-49 bps	03/28/22	22,068
Stoxx-DJ Small 200 Price		(4,916,523)	(5,180,184)	-15.13%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	-49 bps	07/29/22	263,661
Technogym SPA		(667,006)	(608,265)	-1.78%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	-49 bps	03/28/22	(58,741)
Varta AG		(512,430)	(468,053)	-1.37%	Morgan Stanley & Co. LLC	1D EONIA -425 bps	-49 bps	03/25/22	(44,377)
EQUITY SWAPS Total		(12,626,116)	(12,882,443)	-37.62%

INDEX FUTURE CONTRACTS
EURO STOXX 50 DEC21	(170)	(3,535,660)	(284,055)	-0.83%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			(284,055)	-0.83%

TOTAL SHORT		(16,161,776)	(13,166,498)	-38.45%

REMAINING SECURITIES AND CASH			17,342,778	50.65%
Grand Total			$34,241,263

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	13

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2021 (Unaudited)

WABR

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMON STOCKS
Alexandria Real Estate EQ REIT	403		$82,186	0.26%
Alphabet Class A	27		79,470	0.25%
Americold Realty	5,395		158,984	0.50%
Commscope Holding	8,049		86,201	0.27%
Comscore Inc.	19,796		77,402	0.24%
Daimler N Ord	881		87,359	0.27%
Equity Residential REIT	1,070		92,470	0.29%
Facebook Class A	290		93,751	0.29%
Federal REIT	769		92,525	0.29%
First Industrial Realty Trust	1,540		89,676	0.28%
IHS Markit	943		123,220	0.39%
JPMorgan Chase	477		80,959	0.25%
Kansas City Southern	404		125,352	0.39%
Microsoft	390		129,208	0.41%
Mid America Apartment Communities REIT	499		101,967	0.32%
Netstreit	4,562		110,579	0.35%
Nuance Communications	1,438		79,181	0.25%
Piedmont Office REIT Class A	4,643		82,453	0.26%
PNM Resources	2,369		117,840	0.37%
Salesforce.com	290		86,832	0.27%
Somalogic Class A	6,178		78,644	0.25%
Swedish Orphan Biovitrum	3,278		88,940	0.28%
Terreno Realty REIT	1,130		82,608	0.26%
Ventas REIT	1,504		80,284	0.25%
W P Carey REIT	1,718		132,489	0.42%
Xilinx	906		163,123	0.51%
COMMON STOCKS Total			2,603,703	8.17%

INTEREST RATE FUTURE CONTRACTS
10 YR US Government Treasury Note Dec-21	43	5,633,000	(93,409)	-0.29%	Morgan Stanley & Co. LLC
INTEREST RATE FUTURE CONTRACTS Total			(93,409)	-0.29%

INDEX FUTURE CONTRACTS
E-mini S&P 500 Stock Index Dec-21	24	5,563,752	152,168	0.48%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			152,168	0.48%

TOTAL LONG		11,196,752	2,662,462	8.35%

See Notes to Financial Statements.

14

Highland Resolute Fund	Consolidated Schedule of Investments

October 31, 2021 (Unaudited)

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty
SECURITIES SOLD SHORT
COMMON STOCKS
3M	(638)		$(113,956)	-0.36%
Advanced Micro Devices	(1,138)		(136,809)	-0.43%
Brandywine Realty REIT	(7,810)		(103,476)	-0.32%
Broadstone Net Lease	(4,405)		(117,130)	-0.37%
Camden Property REIT	(588)		(95,865)	-0.30%
Canadian Pacific Railway	(1,477)		(114,284)	-0.36%
Essential Properties Realty Trust	(2,829)		(84,275)	-0.26%
Invesco QQQ Trust ETF	(569)		(219,710)	-0.69%
Ishares Expanded Tech ETF	(289)		(127,016)	-0.40%
Ishares Russell 2000 ETF	(437)		(99,679)	-0.31%
Ishares US Technology ETF	(952)		(105,022)	-0.33%
Mondelez International CLass A	(1,404)		(85,281)	-0.27%
Prologis REIT	(965)		(139,934)	-0.44%
Regency Centers REIT	(1,552)		(109,277)	-0.34%
Rexford Industrial Realty REIT	(1,154)		(77,538)	-0.24%
S&P Global	(268)		(126,921)	-0.40%
Site Centers	(6,105)		(97,016)	-0.30%
SPDR Fund Consumer Staples ETF	(1,894)		(134,967)	-0.42%
SPDR S&P 500 ETF	(782)		(359,151)	-1.13%
Vaneck Vectors Semiconductor ETF	(381)		(104,349)	-0.33%
Vanguard Real Estate ETF	(3,690)		(402,406)	-1.26%
Welltower	(992)		(79,785)	-0.25%
COMMON STOCKS Total			(3,033,847)	-9.52%

TOTAL SHORT			(3,033,847)	-9.52%

REMAINING SECURITIES AND CASH			32,255,777	101.16%
Grand Total			31,884,392

Common Abbreviations:

ETF - Exchange Traded Fund.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust

S&P - Standard & Poor's.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

EUR - Euro

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	15

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

October 31, 2021 (Unaudited)

ASSETS
Investments, at value	$160,452,404
Unrealized appreciation on total return swap contracts	19,515
Deposits with brokers for total return swap contracts and written options	44,790,001
Cash	2,119,208
Dividends receivable	45,131
Interest receivable	14
Receivable for total return swap reset	653,409
Other assets	6,438
Total assets	208,086,120
LIABILITIES
Unrealized depreciation on total return swap contracts	17,181
Investment advisory fees payable	1
Shareholder service fees payable	103,380
Payable for interest expense on total return swap contracts	171,159
Payable for shares redeemed	708
Trustee fees and expenses payable	16,429
Chief compliance officer fees payable	13,449
Principal financial officer fees payable	2,644
Administration fees payable	79,111
Transfer agency fees payable	15,341
Professional fees payable	43,104
Custody fees payable	20,565
Accrued expenses and other liabilities	27,747
Total liabilities	510,819
NET ASSETS	$207,575,301
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$185,470,005
Total distributable earnings/(loss)	22,105,296
NET ASSETS	$207,575,301
INVESTMENTS, AT COST	$141,871,928
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$12.35
Net Assets	$207,575,301
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	16,809,118

See Notes to Financial Statements.

16

Highland Resolute Fund	Consolidated Statement of Operations

For the Six Months Ended October 31, 2021 (Unaudited)

INVESTMENT INCOME
Dividends	$475,956
Interest	1,762
Foreign taxes withheld	(5,692)
Total investment income	472,026

EXPENSES
Investment advisory fees (Note 7)	1,424,483
Investment advisory fees-subsidiary	141,373
Administration fees	222,001
Transfer agency fees	37,631
Shareholder service fees
Class I	99,736
Professional fees	36,905
Custody fees	16,586
Reports to shareholders and printing fees	3,240
Trustee fees and expenses	7,209
Registration/filing fees	13,383
Chief compliance officer fees	38,678
Principal financial officer fees	7,846
Other	15,373
Total expenses before waivers	2,064,444
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(1,422,055)
Waiver of investment advisory fees - subsidiary (Note 7)	(141,373)
Total net expenses	501,016
NET INVESTMENT LOSS	(28,990)
Net realized gain on investments	9,542,572
Net realized gain on futures contracts	139,290
Net realized gain on written options	135,466
Net realized gain on total return swap contracts	1,789,613
Net realized gain on foreign currency transactions	467
Total net realized gain	11,607,408

Net change in unrealized appreciation on investments	1,224,959
Net change in unrealized depreciation on written options	(51,060)
Net change in unrealized depreciation on futures contracts	(765,320)
Net change in unrealized appreciation on total return swap contracts	33,390
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(226)
Total net change in unrealized appreciation	441,743
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,049,151
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,020,161

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	17

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment income/(loss)	$(28,990)	$2,736,909
Net realized gain	11,607,408	23,515,819
Net change in unrealized appreciation	441,743	16,061,220
Net increase in net assets resulting from operations	12,020,161	42,313,948
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	37,568,870	28,612,421
Shares redeemed, net of redemption fees
Class I	(1,455,906)	(91,284,334)
Net increase/(decrease) in net assets derived from beneficial interest transactions	36,112,964	(62,671,913)
Net increase/(decrease) in Net Assets	48,133,125	(20,357,965)
NET ASSETS:
Beginning of period	159,442,176	179,800,141
End of period	$207,575,301	$159,442,176

See Notes to Financial Statements.

18

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	Class I
	For the Six Months Ended October 31, 2021 (Unaudited)		For the Year Ended April 30, 2021		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018(a)		For the Year Ended April 30, 2017(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.58		$9.28		$10.30		$10.81		$11.14		$10.75
INCOME/(LOSS) FROM OPERATIONS
Net investment income/(loss)(c)	(0.00	)(d)	0.14		0.19		0.20		0.25		0.09
Net realized and unrealized gain/(loss) on investments	0.77		2.16		(1.09)		(0.22)		0.38		0.45
Total from Investment Operations	0.77		2.30		(0.90)		(0.02)		0.63		0.54

LESS DISTRIBUTIONS
Net investment income	–		–		(0.12)		(0.15)		(0.77)		(0.13)
Net realized gain on investments	–		–		–		(0.34)		(0.19)		(0.02)
Total Distributions	–		–		(0.12)		(0.49)		(0.96)		(0.15)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.77		2.30		(1.02)		(0.51)		(0.33)		0.39
NET ASSET VALUE, END OF PERIOD	$12.35		$11.58		$9.28		$10.30		$10.81		$11.14
TOTAL RETURN(e)	6.65%		24.78%		(8.65)%		0.22%		5.51%		5.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$207,575		$159,442		$179,800		$332,435		$373,865		$491,811
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(f)	2.17	%(g)	1.94	%(h)(i)	1.90	%(h)(i)	1.89	%(h)(i)	1.94	%(h)(i)	1.77	%(h)(i)
Operating expenses including reimbursement/waiver(f)	0.53	%(g)	0.50	%(h)	0.69	%(h)	0.74	%(h)	0.82	%(h)	0.52	%(h)
Net investment income/(loss) including reimbursement/waiver(f)	(0.03	)%(g)	1.37%		1.89%		1.95%		2.24%		0.86%
PORTFOLIO TURNOVER RATE	35	%(j)	42%		103%		55%		79%		94%

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	Prior to August 31, 2016 the Highland Resolute Fund was known as the Redmont Resolute Fund II.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Consolidated Schedule of Investments.
(g)	Annualized.
(h)	Dividend and interest expense on securities sold short totaled 0.00%, 0.00%, 0.09%, 0.19%, 0.25%, and 0.10% of average net assets for the six months ended October 31, 2021 and for the years ended April 30, 2021, 2020, 2019, 2018, and 2017, respectively.
(i)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 2.17%, 2.06%, 1.99%, 1.97%, 2.01% and 1.81% for the six months ended October 31, 2021 and for the years ended April 30, 2021, 2020, 2019, 2018 and 2017, respectively.
(j)	Not Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	19

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund collectively referred to as the "financial statements" in these notes to the consolidated financial statements. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of October 31, 2021, net assets of the Fund were $207,575,301, of which $20,554,388 or 9.90%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASU) Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

20

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market moves with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. When an available price is not obtainable, the last traded priced is utilized to value the swap contracts, or price is provided by the swap provider or prime broker. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2021	21

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2021:

Highland Resolute Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Open-End Mutual Funds	$146,082,876	$–	$–	$146,082,876
Open-End Mutual Funds
Funds	14,369,528	–	–	14,369,528
Total	$160,452,404	$–	$–	$160,452,404

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$19,515	$–	$19,515
Liabilities:
Total Return Swap Contracts	–	(17,181)	–	(17,181)
Total	$–	$2,334	$–	$2,334

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.
**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts and Futures shown in the table are reported at their unrealized appreciation/(depreciation) at the measurement date, which represents the change in the contract’s value from trade date.

As of October 31, 2021 the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date or for withholding taxes or certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.

22

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Losses incurred from engaging in short sales may be unlimited.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020 04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds' investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds' investments cannot yet be determined.

Semi-Annual Report | October 31, 2021	23

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations. Swap agreements held at October 31, 2021 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Consolidated Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

24

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2021 was as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value		Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$19,515		Unrealized depreciation on total return swap contracts	$(445)
Commodity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–		Unrealized depreciation on total return swap contracts	(16,736)
Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–		Unrealized depreciation on total return swap contracts	–
Equity Risk (Written Options)	N/A	N/A		Written options, at value	–
Equity Risk (Futures Contracts)	Unrealized appreciation on futures contracts	N/A	(a)	N/A	N/A
Total		$19,515			$(17,181)

(a)	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments. The value reflected on the accompanying Consolidated Statement of Assets and Liabilities is only the unsettled variation margin payable as of October 31, 2021.

Semi-Annual Report | October 31, 2021	25

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

The effect of derivative instruments on the Consolidated Statements of Operations for the six months ended October 31, 2021 was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$1,277,921	$1,716
Commodity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$873,115	$29,860
Credit Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts.	$(38,479)	$1,814
Foreign Exchange Rate Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	N/A	–
Equity Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	135,466	(51,060)
Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) futures contracts	139,290	(765,320)
Total		$2,387,313	$(782,990)

Volume of Derivative Instruments for the Fund during the six months ended October 31, 2021 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Equity Risk (Total Return Swap Contracts)	Notional Quantity	123,704,471
Commodity Risk (Total Return Swap Contracts)	Notional Quantity	150,456,931
Credit Risk (Total Return Swap Contracts)	Notional Quantity	131,198
Foreign Exchange Rate Risk (Total Return Swap Contracts)	Notional Quantity	–
Equity Risk (Written Options)	Value	–
Equity Risk (Futures Contracts)	Notional Quantity	–

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of off-set that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

26

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2021:

Highland Resolute Fund

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$19,515	$–	$19,515	$(19,515)	$–	$–
Total	$19,515	$–	$19,515	$(19,515)	$–	$–

Highland Resolute Fund

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Payable Amount
Total Return Swap Contracts	$(17,181)	$–	$(17,181)	$17,181	$–	$–
Total	$(17,181)	$–	$(17,181)	$17,181	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$112,222,170	$(94,169,423)	$18,052,747	$142,401,990

Semi-Annual Report | October 31, 2021	27

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$–	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of April 30, 2021, the Fund elects to carry forward $8,963,754 in long-term capital losses and $7,968,307 in short-term capital losses to the next tax year.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2021.

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six months ended October 31, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$89,755,951	$44,564,582

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Highland Resolute Fund

Class I:	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Common Shares Outstanding - Beginning of Period	13,771,457	19,374,899
Common Shares Sold	3,158,729	2,863,529
Common Shares Redeemed	(121,068)	(8,466,971)
Common Shares Outstanding - End of Period	16,809,118	13,771,457

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Consolidated Statements of Changes in Net Assets. For the six months ended October 31, 2021 and the year ended April 30, 2021, the Fund retained fees as follows:

Fund	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Highland Resolute Fund	$59	$–

28

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a quarterly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the six months ended October 31, 2021, this amount equaled $141,373 and is disclosed in the Consolidated Statement of Operations. Fees under the Subsidiary Advisory Agreement are not permitted to be recouped.

The Adviser entered into Investment Sub-Advisory Agreements with Parametric Portfolio Associates, LLC (“Parametric”). The Adviser determines the allocation of the Fund’s assets with Parametric (the “Sub-Adviser”) and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub-Advisers, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Adviser an annual sub-advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub-Adviser. The Adviser is required to pay all fees due to Sub-Adviser out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub-advisory fee rate.

Sub-Advisers	Contractual Sub-Advisory Fee
Parametric Portfolio Associates, LLC	0.30%

(a)	Effective May 13, 2021, Parametric Portfolio Associates, LLC, ceased serving as an investment Sub-Adviser to the Fund.

The Adviser has agreed to waive (i) the portion of its 1.50% Management Fee in excess of any sub-advisory fees less (ii) third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-advisor for the Fund or the removal of an existing investment sub-adviser to the Fund (“Sub-Advisory Fees”). Such fee waivers and reimbursements for the Fund (the “Expense Agreement”) shall continue through at least August 31, 2022. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2022 without the approval of the Board. The Adviser is not permitted to recoup any amounts waived or reimbursed in any prior fiscal period. Fees waived/reimbursed by the Adviser for the six months ended October 31, 2021 are disclosed in the Consolidated Statement of Operations.

For the six months ended October 31, 2021, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$ (1,422,055)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the six months ended October 31, 2021 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Semi-Annual Report | October 31, 2021	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

October 31, 2021 (Unaudited)

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the six months ended October 31, 2021 are disclosed in the Consolidated Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the six months ended October 31, 2021 are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the six months ended October 31, 2021 are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with shareholder service fees in the Consolidated Statement of Operations. Fees recaptured pursuant to the Plan for the six months ended October 31, 2021 are included as an offset to shareholder service fees as disclosed in the Consolidated Statement of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Consolidated Statement of Operations.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENT

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

30

Highland Resolute Fund	Additional Information

October 31, 2021 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund's Form N-PORT reports are also available upon request by calling toll-free (855) 268-2242.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 268-2242 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2021	31

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

October 31, 2021 (Unaudited)

Passaic

On September 29, 2021, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the new Sub-Advisory Agreement between the Financial Investors Trust (the “Trust”), with respect to the Highland Resolute Fund (the “Highland Fund”), Highland Associates, Inc. (“Highland”) and Passaic Partners LLC (“Passaic”), in accordance with Section 15(c) of the 1940 Act. In approving the new Sub-Advisory Agreement with Passaic Partners, on behalf of the Highland Fund, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Nature, Extent, and Quality of the Services under the Investment Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Highland Fund under the Investment Sub-Advisory Agreement. The Trustees also reviewed certain background materials supplied by Passaic in its presentation, including its Form ADV.

The Trustees reviewed and considered Passaic’s investment sub-advisory personnel, their history as asset managers, their performance, and the amount of assets currently under management by them and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Passaic, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Highland Fund.

The Trustees considered the background and experience of Passaic’s management in connection with the Highland Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Highland Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Passaic’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees noted that since Passaic had not begun to manage its portion of the Highland Fund, there was no relevant fund performance generated by Passaic to be reviewed or analyzed at this time. The Trustees also considered Passaic’s discussion of their reputation generally and their investment techniques, risk management controls, and decision-making processes.

Investment Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual sub-advisory fees to be paid by Highland, on behalf of the Highland Fund, to Passaic of 0.50% of the Highland Fund’s daily average net assets allocated to Passaic, in light of the extent and quality of the sub-advisory services to be provided by Passaic to the Highland Fund. The Board also received and considered information provided by Passaic with respect to its operating expense structure.

The Board received and considered information including a comparison of the Highland Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for the Highland Fund of 1.50% of the Fund’s daily net assets was above the Data Provider peer group and universe medians.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (net of waivers) of 0.69% for the Highland Fund. The Trustees noted that the Highland Fund’s total expense ratio (net of waivers) was below the Data Provider peer group and universe medians.

Comparable Accounts: The Trustees noted that Passaic provided information regarding fees charged to other clients utilizing a strategy similar to its investment mandate for the Highland Fund.

Profitability: The Trustees received and considered Passaic’s statements regarding projected profitability based on the fees payable under the Investment Sub-Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Passaic with respect to the Highland Fund. The Board then reviewed the financial information provided by Passaic.

32

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

October 31, 2021 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Passaic from its relationship with the Highland Fund, including whether soft dollar arrangements would be used.

In approving Passaic as an investment sub-adviser for the Highland Fund and approving the Investment Sub-Advisory Agreement and the fees to be paid to Passaic by Highland under the Investment Sub-Advisory Agreement the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the nature, extent, and quality of services to be rendered by Passaic under the Investment Sub-Advisory Agreement with respect to the Highland Fund were adequate;
•	since Passaic has not yet begun to manage its portion of the Highland Fund, there is no relevant fund performance generated by Passaic to be reviewed or analyzed at this time;
•	the investment sub-advisory fees to be paid to Passaic by Highland are fair and competitive when considered in light of particular services to be provided by Passaic to the Highland Fund;
•	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Passaic’s other clients employing a comparable strategy to Passaic’s investment mandate for the Highland Fund was not indicative of any unreasonableness with respect to the sub-advisory fees proposed to be payable to Passaic by Highland;
•	the profit, if any, anticipated to be realized by Passaic in connection with the operation of its portion of the Highland Fund is not unreasonable to the Highland Fund; and
•	there were no material economies of scale or other incidental benefits accruing to Passaic in connection with its relationship with the Highland Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Passaic’s compensation for investment sub-advisory services is consistent with the best interests of the Highland Fund and its shareholders.

[1]	This meeting was intended to qualify as an "in-person" meeting of the Board pursuant to relief granted by the SEC in response to the COVID-19 outbreak for the purposes of fulfilling the in-person investment advisory agreement approval requirements under Section 15(c) of the 1940 Act (see Investment Company Act Release No. 33817 (Mar. 13, 2020), Investment Company Act Release No. 33824 (Mar. 25, 2020) and Investment Company Act Release No. 33897 (June 19, 2020)).

Semi-Annual Report | October 31, 2021	33

Highland Resolute Fund	Privacy Policy

October 31, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Highland Resolute Fund
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes-information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

34

Highland Resolute Fund	Privacy Policy

October 31, 2021 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account transactions

•    Account balances and transaction history

•    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2021	35

RONDURE FUNDS

SEMI-ANNUAL

October 31, 2021

RONDURE NEW WORLD FUND — **Investor Class** RNWOX | **Institutional Class** RNWIX

RONDURE OVERSEAS FUND — **Investor Class** ROSOX | **Institutional Class** ROSIX

Shareholder Letter	1
Performance Update	5
Disclosure of Fund Expenses	11
Portfolio of Investments
Rondure New World Fund	12
Rondure Overseas Fund	15
Statements of Assets and Liabilities	18
Statements of Operations	19
Statement of Changes in Net Assets
Rondure New World Fund	20
Rondure Overseas Fund	21
Financial Highlights
Rondure New World Fund	22
Rondure Overseas Fund	24
Notes to Financial Statements	26
Additional Information	33
Disclosure Regarding Approval of Fund Advisory Agreement	34
Privacy Policy	36

Rondure Funds	Shareholder Letter
October 31, 2021 (Unaudited)

Dear Fellow Shareholders,

“Global investors are shocked to have discovered that China is run by Communists.” – Matthew Brooker, Bloomberg Opinion, 4 Aug 2021

Coming off a recent week of client calls, one topic has dominated our conversations: China. As in, “What in the world is going on in Chinese markets?” “How worried should I be?” And “Could Evergrande be the next Lehman Brothers?”

As is the case in markets (and life), the most important questions about the future can’t be answered definitively. Yet mental models for assessing the China situation can gauge risk and guide action.

First, one overarching observation: While it’s true that China’s economy is radically different from the United States, investors in both countries must grapple with the same question today—How much of today’s economy is real (durable, lasting), and how much is fantasy (and likely unsustainable)?

Real Estate Dreams at Home and Abroad

As we write this, the latest shoe to drop in the Chinese real estate debt drama is the failure of the prophetically-named Fantasia Holdings, a developer, to repay the $206-million principal of a bond that matured October 4. Rating agencies downgraded the issuer accordingly. The poor creditors of Fantasia are now left to wonder whether their capital has disappeared to Fantasyland, never to return. (You can’t make these names up.)

Of course, Americans are no strangers to real estate fantasy lands. We are in one of our own. In July, the leading measure of U.S. home prices, the Case-Shiller Index, reported a record 19.7% annual gain. That jump is especially astounding considering it is the 14th consecutive month of acceleration. The Fed now faces an unenviable dilemma. Its laudable goal of maintaining a dovish policy long enough “to help the lives of low and moderate-income communities,” as Chairman Powell put it, has unwittingly caused a spike in rental costs, borne disproportionately by these same groups. One index shows rental prices leaped by 12% this summer, after a minor Covid dip, with some metros up 20%.

The extent to which debt-fueled real estate investment underpins China’s growth is staggering. A recent study by scholars at Harvard and Tsinghua Universities found that China’s property sector contributed 29% of Gross Domestic Product (GDP) in 2016, a level matched only by Spain and Ireland at the height of the 2000s bubble. “Despite the repeated arguments that China is different,” they argue, “it shares striking similarities with other boom episodes in the run-up of housing prices, the scale of the construction sector, the debt accumulation, etc.” This ill-grounded real estate boom may be what recently prompted Xi Jinping to call on the Party to pursue “genuine rather than inflated GDP growth.”

HGTV should consider a Beijing satellite office—the American dream and Chinese dream may be merging. Home ownership has long been a status symbol in China, hardly a foreign notion to Americans. Real estate investment in China is popular partly due to a lack of alternative investment options. Housing constitutes an eye-popping 78% of all Chinese assets compared to 35% in the United States. That both cultures share an infatuation with real estate is no surprise given rapid urbanization and growth in China coupled with falling interest rates on both sides of the Pacific.

Before drawing investing conclusions, let’s sort through what we do and don’t know about China’s property sector.

In our view, we can be fairly certain that:

1.	A massive property boom has taken place in China since 1988, when Beijing undertook urban planning reforms that commercialized development to support the Party’s economic growth objectives. Fueled by easy money and real estate being declared a “pillar industry,” property prices have surged over the last 35 years.

2.	A gargantuan amount of leverage has been accumulated during the boom. Household debt has risen from 26% to 61% of GDP between 2010 and 2021, with non-financial corporate debt up from 118% to 159% of GDP over that time.

3.	Problematic incentives, cross-collateralizations, and moral hazard are rife. Local Chinese Communist Party (CCP) leaders are often promoted or demoted by economic growth in their jurisdiction; State-Owned Enterprise (SOE) lenders, for whom real estate has been a linchpin, are also woefully entangled.

4.	Housing is likely overbuilt given slowing demand for homes. Housing demand has fallen as a) the country ages, b) price-to-income ratios in Tier 1 cities are among the highest in the world, c) urbanization rates are high (60%) as is home ownership (90%), and d) borrowing capacity is dwindling as household leverage approaches U.S. levels. Vacancy rates in Tier 2 and 3 cities are shockingly high.[1]

[1]	Cities in China are often segmented into tiers based on population. Tier 1 = 15+ million, Tier 2 = 3-15 million, Tier 3 = 0.15 - 3 million.

Semi-Annual Report | October 31, 2021	1

Rondure Funds	Shareholder Letter
October 31, 2021 (Unaudited)

5.	Housing has become an increasingly speculative asset. Roughly 2/3 of home purchases were made by first-time buyers from 2008 to 2015. That number had cratered to 1/8 by 2018.

6.	Home improvement likely won’t make up the gap. Most housing in China was built after the 1990s, and nearly all since the 1990s, so renovation needs are limited.

7.	A slowdown in property investment would weigh on economic growth. Because real estate is entwined with other facets of an economy—lending, construction, public finances—roaring development has had an outsized impact in China. One study finds a 20% fall in real estate activity would lead to a 5-10% contraction in GDP, “even without amplification from a banking crisis.” Housing’s high share of wealth in China amplifies consumer ripple effects.

What we feel is harder to discern:

1.	What action Beijing will take with upcoming defaults. Gearing levels at Chinese property giants is likely far higher than assumed due to the role of off-balance sheet debt. This story does not appear to be over. Yet the role that the Party will play in forestalling future defaults remains unclear. What is certain is that Beijing will take a special role overseeing any corporate reorganizations that prove necessary. The fact that masses of everyday citizens own Evergrande’s securities and homes magnifies the political sensitivity.

2.	The extent to which the CCP can backstop the whole mess. The government’s control over the nation’s financial system bolsters its ability to prevent a debt crisis compared to Western peers. Land sales and nationalization of Evergrande’s assets, on a regional basis, would be one path to resolution. It appears likely that the current pace of property investment and appreciation are unsustainable and likely to plateau or reverse, knocking household wealth and spending in China. This is bearish but not damning—it’s cyclical.

3.	Whether this will lead to a broader contagion in Chinese financial markets. This is an obvious question but not an answerable one. Hemingway famously said that bankruptcy happens slowly at first, then suddenly. So too banking crises and financial contagion. Because of the real estate sector’s close links to the banking sector, and the banking sector’s proclivity for sparking financial crises, history has taught us to take seriously incendiary conditions in property markets, but not to presume they will end in utter meltdown.

All told, China’s macro economy doesn’t inspire confidence right now, but we still consider the country eminently investible. We are emphatically not writing it off. Yet we don’t advocate a shotgun approach to going long Chinese equities. We are picking our spots.

What China Wants

We believe the world is witnessing the emergence of a new political chapter in China’s history. Seldom do such transitions happen before our eyes. This is one of them.

Like other General Secretaries of the CCP before him, President Xi Jinping has begun to imprint his vision and values onto the Party. In so doing he joins predecessors who, since Mao’s death in 1976, have each struck their own balance in the competing tensions of Chinese Marxism: economic liberalization vs. planned economics, wealth inequality vs. shared prosperity, coastal China vs lesser-tiered cities. Xi’s early tenure saw him consolidate power. Now, having overturned the term-limit rule in place that Deng Xiaoping put in place in 1982 to avoid the authoritarian excesses of Mao’s reign, Xi has positioned himself to rule unbound by the reform-minded restraints of the last 40 years.

What will he do with the power? We are beginning to see.

First, Xi is returning to a more populist vision of economic equality—even if it means trampling on some of the country’s mightiest corporations. This course of action is a throwback to an era when Marxist-style socialism trumped market-based growth as the CCP’s playbook. Where Deng Xiaoping once praised economic pragmatism, we believe Xi has made clear he will prioritize a socialistic vision over capitalistic success, damn the costs. Corporations beware: this is not Beijing, Inc.

Second, Xi appears far more willing to tussle with wealthy elites and reshape entire sectors of the economy than his immediate predecessors. In echoes of Putin’s Russia, not only is Xi unafraid of the billionaire class, his continual anti-corruption campaigns and laying low of the country’s highest-profile capitalists, such as Alibaba’s Jack Ma, suggest that he sees this as good politics. In recent months, Xi has targeted a broad range of industries, imposing game-changing regulations, preventing IPOs, and soliciting eye-popping donations for social causes.

Third, Xi has reasserted geopolitical grand strategy as the Party’s North Star. Priorities that were dear to Mao but sublimated in modern times, such as reuniting Hong Kong and Taiwan with the Motherland, are being elevated. Hong Kong’s reversion is largely fait accompli. Xi’s actions suggest an

2	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

October 31, 2021 (Unaudited)

emboldened belief that China has grown powerful enough to assert itself internationally. This is foreboding for the Pax Americana, yet the implications for equities are highly uncertain.

What This Means for Investing in China

Our confidence in our financial models of Chinese companies is at an all-time low. The reason is simple: The structural step-change in political uncertainty jeopardizes our earnings estimates and throws into doubt historical market multiples. We don’t like to buy companies we can’t model. We worry about companies whose earnings power is hard to gauge due to moving regulatory goal posts.

The conundrum we face in Chinese equity markets is not without international parallels. Korean equities have long been under a cloud due to rampant corporate governance failings. Russian equities likewise trade optically cheap, victims of sanctions-driven macroeconomic instability, market distrust of local rule of law, and a poorly diversified economy.

Seen through that lens, how do Chinese equities look to us today? Yes, relative to their U.S. peers they appear cheap. Yet relative to their Russian or Korean peers they do not. Yes, relative to history Chinese equities look undervalued. But viewed as quasi-state-owned enterprises, they do not look like a bargain. Chinese equities as a class looked like good value when the real economy there was buoyant as the rest of the world struggled to buck Covid. Yet that is hardly the case today. Indeed, concerns over the efficacy of Chinese vaccines as well as rolling local lockdowns give the impression of a country whose recovery is looking shakier than ever, even as the rest of the world vaccinates!

Here is our playbook in China:

1.	As always, stick to companies that meet our disciplined criteria for financial excellence as well as our assessment of a competitive moat, using our Club-Glue-Platform framework.

2.	Try to avoid Beijing’s crosshairs. We are eschewing those that may run afoul of Party sensibilities or enjoy profitability the CCP finds exorbitant. Adverse regulation is painful.

3.	Invest with the Party. Industries like sportswear are direct beneficiaries of Xi’s vision of a healthier, more active China. Seek to position ourselves on the right side of that where possible.

4.	Avoid the real estate and banking sectors. We are fearful enough about the permanent capital loss in China that we are shying away from troubled sectors, despite distressed valuations.

5.	Err on the side of defense. Our stock picking style tends toward simple, everyday businesses with an all-weather aspect. We like this approach in China today.

Conclusion: Real Growth, False Growth, or Liquidity-Drenched “Fantasia”?

One of the biggest risks we see to stocks is that the rich earnings-growth environment of the last 12 months will not be repeated. Earnings growth from a wide variety of businesses that benefited from Covid-era conditions may prove to be more ephemeral than the market expects. We believe that stocks ultimately reflect earnings and that prices in the short run reflect changes in expectations about future earnings. The tech crash of 1999 emblazoned in our memory that when stocks trade on earnings revisions, they can get cheaper than you ever think.

Seen through that light, how much can online shopping accelerate around the world versus what occurred during the Covid lockdowns? How much growth in pet food consumption can happen after the world spent the last year going “Covid puppy” crazy? After a year where old-school energy stocks were back in vogue, what are the chances they can “beat and raise” after their recent run if the underlying commodity prices stagnate or revert to means?

We would note, too, that in an environment where a smattering of central banks globally have started to raise interest rates (the Fed’s winding down of QE is part of this), we see the need to be positioned cautiously relative to the boom times of the last decade to be as acute as ever.

Sincerely,

The Rondure Global Advisors Research Team

Semi-Annual Report | October 31, 2021	3

Rondure Funds	Shareholder Letter

October 31, 2021 (Unaudited)

The objective of all Rondure Funds is long-term growth of capital.

RISKS: Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging and frontier markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Diversification does not eliminate the risk of experiencing investment loses.

Must be preceded or accompanied by a prospectus.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Rondure Funds prospectus, containing this and other information, visit www.rondureglobal.com or call 1-855-775-3337. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

Rondure Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Rondure Global Advisors.

4	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

					Expense Ratio(b)
	6 Month	1 Year	3 Year	Since Inception(a)	Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	3.24%	20.14%	14.82%	8.34%	1.32%	1.10%
Rondure New World Fund – Investor (RNWOX)	3.11%	19.89%	14.56%	8.07%	1.63%	1.35%
MSCI Emerging Markets Index(d)	-4.68%	17.33%	12.69%	8.77%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Rondure Global Advisors, LLC (the "Advisor"), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund's average daily net assets for the Fund's Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2022, except with the approval of the Fund's Board of Trustees.
(d)	The MSCI Emerging Markets Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Semi-Annual Report | October 31, 2021	5

Rondure New World Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

6	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	80.7%
North America	7.1%
Africa/Middle East	3.8%
Europe	3.3%
Latin America	1.3%
Cash, Cash Equivalents, & Other Net Assets	3.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Taiwan Semiconductor Manufacturing Co., Ltd.	5.0%
Samsung Electronics Co., Ltd.	3.1%
Tata Consultancy Services, Ltd.	3.0%
Li Ning Co., Ltd.	2.7%
HDFC Bank, Ltd.	2.7%
ANTA Sports Products, Ltd.	2.5%
Hong Kong Exchanges & Clearing, Ltd.	2.3%
LONGi Green Energy Technology Co., Ltd.	2.1%
HCL Technologies, Ltd.	2.0%
Yum China Holdings, Inc.	2.0%
Total	27.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2021	7

Rondure Overseas Fund	Performance Update

October 31, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended October 31, 2021

					Expense Ratio(b)
	6 Month	1 Year	3 Year	Since Inception(a)	Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)(d)	6.49%	27.32%	13.14%	10.51%	1.70%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	6.36%	26.92%	12.88%	10.25%	2.01%	1.10%
MSCI EAFE Index(e)	4.39%	34.80%	12.07%	8.74%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.
(b)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(c)	Rondure Global Advisors, LLC (the "Advisor"), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund's average daily net assets for the Fund's Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Advisor will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2022, except with the approval of the Fund's Board of Trustees.
(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(e)	The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

8	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

October 31, 2021 (Unaudited)

Growth of $10,000 for the period ended October 31, 2021

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Semi-Annual Report | October 31, 2021	9

Rondure Overseas Fund	Performance Update

October 31, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	65.6%
North America	13.9%
Japan	12.7%
Australia/New Zealand	5.1%
Asia ex Japan	0.7%
Cash, Cash Equivalents, & Other Net Assets	2.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Nestle SA	3.7%
Diageo PLC	2.3%
adidas AG	2.1%
Ferrari NV	2.0%
Chocoladefabriken Lindt & Spruengli AG	1.9%
Heineken NV	1.8%
Coca-Cola HBC AG	1.8%
B&M European Value Retail SA	1.8%
Puma SE	1.6%
Oriental Land Co., Ltd.	1.6%
Total	20.6%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2021 through October 31, 2021.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expense Ratio(a)	Expenses Paid During Period May 1, 2021 - October 31, 2021(b)
Rondure New World Fund
Institutional Class
Actual	$ 1,000.00	$ 1,032.40	1.10%	$ 5.64
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.66	1.10%	$ 5.60
Investor Class
Actual	$ 1,000.00	$ 1,031.10	1.35%	$ 6.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87
Rondure Overseas Fund
Institutional Class
Actual	$ 1,000.00	$ 1,064.90	0.85%	$ 4.42
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33
Investor Class
Actual	$ 1,000.00	$ 1,063.60	1.10%	$ 5.72
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.66	1.10%	$ 5.60

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2021	11

Rondure New World Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.20%)
Bangladesh (0.45%)
Square Pharmaceuticals, Ltd.	439,773	$1,117,984

Brazil (1.31%)
B3 SA - Brasil Bolsa Balcao	1,400,800	2,963,527
TOTVS SA	54,600	317,415
		3,280,942

China (17.16%)
Airtac International Group	53,857	1,607,469
ANTA Sports Products, Ltd.	397,000	6,204,640
China Resources Beer Holdings Co., Ltd.	140,000	1,160,594
Country Garden Services Holdings Co., Ltd.	195,300	1,518,623
JD.com, Inc., Class A(a)	99,800	3,981,482
Kweichow Moutai Co., Ltd., Class A	4,400	1,255,567
Li Ning Co., Ltd.	610,800	6,790,592
LONGi Green Energy Technology Co., Ltd., Class A	351,540	5,366,516
Shenzhen Mindray Bio- Medical Electronics Co., Ltd.	25,000	1,469,262
Sichuan Swellfun Co., Ltd., Class A	132,500	2,622,545
Tencent Holdings, Ltd.	21,300	1,316,792
Tsingtao Brewery Co., Ltd., Class H	322,000	2,799,730
WuXi AppTec Co., Ltd., Class H(b)(c)	37,440	800,241
Yifeng Pharmacy Chain Co., Ltd.	155,900	1,163,287
Yum China Holdings, Inc.	85,300	4,915,988
		42,973,328

Hong Kong (2.90%)
Hong Kong Exchanges & Clearing, Ltd.	96,400	5,833,188
Vitasoy International Holdings, Ltd.	599,000	1,441,203
		7,274,391
	Shares	Value (Note 2)
India (23.08%)
3M India, Ltd.(a)	1,575	$534,260
Asian Paints, Ltd.	36,352	1,504,981
Castrol India, Ltd.	594,500	1,096,806
Colgate-Palmolive India, Ltd.	46,704	962,131
Crompton Greaves Consumer Electricals, Ltd.	271,846	1,690,296
Dabur India, Ltd.	180,000	1,408,270
Divi's Laboratories, Ltd.	56,020	3,852,919
HCL Technologies, Ltd.	335,640	5,126,627
HDFC Asset Management Co., Ltd.(b)(c)	86,153	3,045,679
HDFC Bank, Ltd.	317,001	6,700,810
Honeywell Automation India, Ltd.	355	198,804
Jubilant Foodworks, Ltd.	33,441	1,647,594
Marico, Ltd.	31,400	238,368
Nestle India, Ltd.	7,995	2,028,628
Nippon Life India Asset Management, Ltd.(b)(c)	681,352	3,806,608
Oracle Financial Services Software, Ltd.	20,000	1,181,738
Pidilite Industries, Ltd.	13,575	419,435
Reliance Industries, Ltd.	102,078	3,457,412
Schaeffler India, Ltd.	23,500	2,322,893
SKF India, Ltd.	46,424	2,058,853
Tata Consultancy Services, Ltd.	165,665	7,517,079
Tech Mahindra, Ltd.	199,853	3,944,282
United Breweries, Ltd.	66,362	1,469,856
United Spirits, Ltd.(a)	127,406	1,611,860
		57,826,189

Indonesia (3.25%)
Ace Hardware Indonesia Tbk PT	25,621,900	2,549,982
Bank Central Asia Tbk PT	2,078,000	1,096,386
Indofood CBP Sukses Makmur Tbk PT	4,499,100	2,794,571
Unilever Indonesia Tbk PT	5,453,100	1,701,267
		8,142,206

Kenya (1.90%)
Safaricom PLC	12,374,200	4,758,452

See Notes to Financial Statements.

12	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Malaysia (4.12%)
Carlsberg Brewery Malaysia Bhd	631,000	$3,379,758
Genting Bhd	2,597,800	3,249,603
Heineken Malaysia Bhd	663,000	3,682,444
		10,311,805

Mexico (5.60%)
Becle SAB de CV	924,500	2,110,526
Grupo Aeroportuario del Centro Norte SAB de CV, Class B(a)	110,133	666,051
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	256,300	3,236,740
Grupo Aeroportuario del Sureste SAB de CV	156,490	3,161,192
Wal-Mart de Mexico SAB de CV	1,392,900	4,852,959
		14,027,468

Philippines (3.55%)
International Container Terminal Services, Inc.	547,700	1,955,684
Philippine Seven Corp.(a)	1,678,447	3,029,928
Wilcon Depot, Inc.	6,319,700	3,911,419
		8,897,031

Poland (0.50%)
Dino Polska SA(a)(b)(c)	13,912	1,242,775

Russia (2.83%)
LUKOIL PJSC, Sponsored ADR	22,777	2,323,254
Moscow Exchange MICEX-RTS PJSC	1,945,750	4,771,235
		7,094,489

South Africa (0.84%)
Clicks Group, Ltd.	115,400	2,106,588

South Korea (5.06%)
Kangwon Land, Inc.(a)	78,128	1,858,678
LG Household & Health Care, Ltd.	1,664	1,667,489
NAVER Corp.	3,858	1,343,722
	Shares	Value (Note 2)
South Korea (continued)
Samsung Electronics Co., Ltd.	130,751	$7,810,038
		12,679,927

Sri Lanka (0.53%)
Lion Brewery Ceylon PLC	472,256	1,336,110

Taiwan (12.93%)
Chroma ATE, Inc.	153,000	995,847
MediaTek, Inc.	86,000	2,823,525
momo.com, Inc.	75,400	4,853,408
Poya International Co., Ltd.	57,680	1,030,870
President Chain Store Corp.	486,000	4,910,944
Sinbon Electronics Co., Ltd.	330,700	2,735,171
Taiwan FamilyMart Co., Ltd.	274,000	2,551,954
Taiwan Semiconductor Manufacturing Co., Ltd.	589,000	12,496,539
		32,398,258

Thailand (5.33%)
Airports of Thailand PCL	721,000	1,401,477
Bangkok Dusit Medical Services PCL	1,685,000	1,193,325
Bumrungrad Hospital PCL	1,046,300	4,587,859
CP ALL PCL	1,116,800	2,154,003
Home Product Center PCL	1,620,000	712,785
TOA Paint Thailand PCL	3,321,000	3,302,735
		13,352,184

United Arab Emirates (1.01%)
Aramex PJSC	2,133,000	2,537,661

United States (1.53%)
Starbucks Corp.	13,475	1,429,293
The Walt Disney Co.(a)	14,150	2,392,341
		3,821,634

Vietnam (2.32%)
Saigon Beer Alcohol Beverage Corp.	92,120	649,859
Vietnam Dairy Products JSC	846,878	3,376,122

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	13

Rondure New World Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Vietnam (continued)
Vincom Retail JSC(a)	1,305,705	$1,790,563
		5,816,544

TOTAL COMMON STOCKS
(Cost $184,806,593)		240,995,966
TOTAL INVESTMENTS (96.20%)
(Cost $184,806,593)		$240,995,966
Other Assets In Excess Of Liabilities (3.80%)		9,517,804

NET ASSETS (100.00%)		$250,513,770

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $8,895,303 representing 3.55% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of those securities was $8,895,303, representing 3.55% of net assets.

Sector Composition (October 31, 2021) (Unaudited)

Consumer	42.0%
Technology	23.9%
Financials	12.6%
Industrials	7.7%
Health Care	5.2%
Energy & Materials	4.8%
Cash, Cash Equivalents, & Other Net Assets	3.8%
Total	100%
Industry Composition (October 31, 2021)
Beverages	8.8%
Food & Staples Retailing	8.8%
Semiconductors & Semiconductor Equipment	8.3%
Capital Markets	8.2%
IT Services	6.6%
Hotels, Restaurants & Leisure	5.2%
Textiles, Apparel & Luxury Goods	5.2%
Transportation Infrastructure	4.2%
Food Products	3.8%
Internet & Direct Marketing Retail	3.5%
Technology Hardware, Storage & Peripherals	3.1%
Banks	3.1%
Specialty Retail	2.9%
Chemicals	2.5%
Machinery	2.4%
Health Care Providers & Services	2.3%
Oil, Gas & Consumable Fuels	2.3%
Wireless Telecommunication Services	1.9%
Life Sciences Tools & Services	1.9%
Personal Products	1.7%
Electronic Equipment, Instruments & Components	1.6%
Real Estate Management & Development	1.3%
Interactive Media & Services	1.1%
Air Freight & Logistics	1.0%
Other Industries (each less than 1%)	3.6%
Cash and Other Assets, Less Liabilities	3.6%
Total	100%

See Notes to Financial Statements.

14	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (97.98%)
Australia (3.73%)
Cochlear, Ltd.	1,806	$299,481
CSL, Ltd.	1,100	248,647
Domino's Pizza Enterprises, Ltd.	2,104	214,396
REA Group, Ltd.	2,927	352,601
		1,115,125

Belgium (2.22%)
Lotus Bakeries NV	38	252,147
Melexis NV	2,072	238,566
Warehouses De Pauw CVA	3,813	173,669
		664,382

Britain (15.91%)
Abcam PLC(a)	13,305	301,170
B&M European Value Retail SA	60,743	526,378
Compass Group PLC(a)	13,808	292,903
Diageo PLC	13,745	683,205
Diploma PLC	4,133	169,913
Experian PLC	3,192	146,211
Greggs PLC	7,096	296,678
Halma PLC	3,650	147,958
Intertek Group PLC	5,729	383,789
J D Wetherspoon PLC(a)	18,570	259,985
Linde PLC	475	152,925
London Stock Exchange Group PLC	4,314	419,179
Rightmove PLC	25,493	241,219
Softcat PLC	10,937	290,825
Spirax-Sarco Engineering PLC	717	153,124
Unilever PLC	5,474	293,048
		4,758,510

Canada (8.91%)
Alimentation Couche-Tard, Inc., Class B	11,116	416,940
Canadian National Railway Co.	3,404	452,400
Canadian Pacific Railway, Ltd.	2,400	185,759
Dollarama, Inc.	8,391	379,276
Fortis, Inc.	5,897	262,497
Gildan Activewear, Inc.	7,066	259,551
	Shares	Value (Note 2)
Canada (continued)
Metro, Inc./CN	9,130	$459,377
Ritchie Bros Auctioneers, Inc.	3,613	246,949
		2,662,749

Denmark (4.53%)
Carlsberg A/S	1,541	254,199
Coloplast A/S, Class B	2,189	356,840
Novo Nordisk A/S, Class B	4,165	455,852
Royal Unibrew A/S	2,325	288,466
		1,355,357

Finland (1.81%)
Kone Oyj, Class B	2,099	143,063
Olvi Oyj, Class A	6,573	397,397
		540,460

France (11.80%)
Air Liquide SA	2,534	422,524
BioMerieux	1,354	172,253
Bureau Veritas SA	10,490	332,993
Dassault Systemes SE	5,415	315,366
EssilorLuxottica SA	2,155	445,673
Hermes International	204	323,198
L'Oreal SA	1,021	466,151
LVMH Moet Hennessy Louis Vuitton SE	390	305,310
Pernod Ricard SA	2,043	469,272
Sartorius Stedim Biotech	160	88,078
Sodexo SA(a)	1,941	188,479
		3,529,297

Germany (6.04%)
adidas AG	1,888	618,312
CTS Eventim AG & Co., KGaA(a)	4,742	344,584
Puma SE	3,947	489,582
SAP SE	1,414	204,846
Symrise AG	1,080	149,256
		1,806,580

Hong Kong (0.75%)
Hong Kong Exchanges & Clearing, Ltd.	3,700	223,888

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	15

Rondure Overseas Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Ireland (1.41%)
ICON PLC, ADR(a)	1,016	$291,359
Kerry Group PLC, Class A	959	128,709
		420,068

Italy (4.17%)
Davide Campari-Milano NV	17,220	244,450
DiaSorin SpA	506	114,267
Ferrari NV	2,473	586,053
Recordati Industria Chimica e Farmaceutica SpA	4,850	303,430
		1,248,200

Japan (12.71%)
Benefit One, Inc.	6,100	307,743
Create SD Holdings Co., Ltd.	4,500	138,188
GMO Payment Gateway, Inc.	1,200	152,033
IR Japan Holdings, Ltd.	1,500	138,320
Kotobuki Spirits Co., Ltd.	3,300	220,048
M3, Inc.	2,500	147,137
MatsukiyoCocokara & Co.	5,100	225,076
MonotaRO Co., Ltd.	13,300	301,066
Nihon M&A Center Holdings, Inc.	11,300	345,519
OBIC Business Consultants Co., Ltd.	4,300	211,652
Oriental Land Co., Ltd.	3,000	472,209
Recruit Holdings Co., Ltd.	3,100	205,950
Seria Co., Ltd.	8,700	287,010
Shiseido Co., Ltd.	3,400	225,971
Unicharm Corp.	10,500	423,040
		3,800,962

Netherlands (5.06%)
Aalberts NV	3,278	181,322
Akzo Nobel NV	1,617	185,841
ASML Holding NV	345	279,374
Euronext NV(b)(c)	2,827	318,305
Heineken NV	4,951	548,413
		1,513,255

New Zealand (1.39%)
Mainfreight, Ltd.	6,463	416,361

Sweden (2.24%)
Assa Abloy AB, Class B	12,952	379,300
	Shares	Value (Note 2)
Sweden (continued)
Axfood AB	11,800	$289,229
		668,529

Switzerland (10.27%)
Chocoladefabriken Lindt & Spruengli AG	49	577,446
Coca-Cola HBC AG	15,363	532,564
Flughafen Zurich AG(a)	1,524	274,640
Givaudan SA	28	131,774
Nestle SA	8,272	1,091,550
Partners Group Holding AG	181	315,801
Schindler Holding AG	569	145,917
		3,069,692

United States (5.03%)
Accenture PLC, Class A	685	245,771
Estee Lauder Cos., Inc., Class A	792	256,869
Mastercard, Inc., Class A	1,224	410,677
MSCI, Inc.	287	190,821
Visa, Inc., Class A	1,881	398,339
		1,502,477

TOTAL COMMON STOCKS
(Cost $21,557,642)		29,295,892

TOTAL INVESTMENTS (97.98%)
(Cost $21,557,642)		$29,295,892
Other Assets In Excess Of Liabilities (2.02%)		605,050

NET ASSETS (100.00%)		$29,900,942

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, these securities had a total aggregate market value of $318,305 representing 1.06% of net assets.

See Notes to Financial Statements.

16	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2021, the aggregate market value of those securities was $318,305, representing 1.06% of net assets.

Sector Composition (October 31, 2021) (Unaudited)

Consumer	49.6%
Industrials	16.3%
Technology	12.9%
Health Care	9.3%
Financials	5.6%
Energy & Materials	3.4%
Utilities	0.9%
Cash, Cash Equivalents, & Other Net Assets	2.0%
Total	100%
Industry Composition (October 31, 2021)
Beverages	11.4%
Textiles, Apparel & Luxury Goods	8.2%
Food Products	7.6%
Professional Services	6.2%
Hotels, Restaurants & Leisure	5.8%
Food & Staples Retailing	5.1%
IT Services	5.0%
Capital Markets	4.9%
Personal Products	4.2%
Multiline Retail	4.0%
Chemicals	3.5%
Health Care Equipment & Supplies	3.2%
Pharmaceuticals	2.5%
Software	2.5%
Road & Rail	2.1%
Machinery	2.1%
Interactive Media & Services	2.0%
Automobiles	2.0%
Biotechnology	1.8%
Semiconductors & Semiconductor Equipment	1.7%
Trading Companies & Distributors	1.6%
Household Products	1.4%
Air Freight & Logistics	1.4%
Building Products	1.3%
Life Sciences Tools & Services	1.3%
Entertainment	1.2%
Other Industries (each less than 1%)	4.1%
Cash and Other Assets, Less Liabilities	1.9%
Total	100%

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	17

Rondure Funds	Statements of Assets and Liabilities

October 31, 2021 (Unaudited)

	Rondure New World Fund	Rondure Overseas Fund
ASSETS
Investments, at value (Cost - see below)	$240,995,966	$29,295,892
Foreign cash, at value (Cost $209,150 and $921, respectively)	209,215	921
Cash	10,276,338	613,943
Dividends and interest receivable	107,726	54,023
Receivable for investments sold	1,956,334	–
Receivable for fund shares subscribed	28,694	14,976
Receivable due from advisor	–	2,274
Prepaid and other assets	14,113	11,471
Total assets	253,588,386	29,993,500

LIABILITIES
Payable for investments purchased	208,749	–
Foreign capital gains tax	2,466,889	–
Payable for fund shares redeemed	700	400
Advisory fees payable	149,419	–
Administration fees payable	65,758	32,600
Custodian fees payable	81,795	18,016
Payable for professional fees	20,708	19,879
Payable for trustee fees and expenses	3,484	753
Payable for chief compliance officer fee	5,852	998
Payable for principal financial officer fees	3,641	472
Distribution and service fees payable - Investor Class	5,114	952
Payable for transfer agency fees	48,746	13,336
Accrued expenses and other liabilities	13,761	5,152
Total liabilities	3,074,616	92,558
NET ASSETS	$250,513,770	$29,900,942

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$199,368,404	$21,069,806
Total distributable earnings	51,145,366	8,831,136
NET ASSETS	$250,513,770	$29,900,942

INVESTMENTS, AT COST	$184,806,593	$21,557,642

PRICING OF SHARES
Institutional Class
Net Assets	$226,646,958	$25,317,350
Net Asset Value, offering and redemption price per share	$14.00	$15.10
Shares of beneficial interest outstanding	16,186,472	1,677,006
Investor Class
Net Assets	$23,866,812	$4,583,592
Net Asset Value, offering and redemption price per share	$13.93	$15.06
Shares of beneficial interest outstanding	1,713,069	304,320

See Notes to Financial Statements.

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Rondure Funds	Statements of Operations

For the Six Months Ended October 31, 2021 (Unaudited)

	Rondure New World Fund	Rondure Overseas Fund
INVESTMENT INCOME
Dividends	$2,725,805	$192,903
Foreign taxes withheld	(362,589)	(17,735)
Other Income	272	–
Total investment income	2,363,488	175,168

EXPENSES
Investment advisor fees (Note 6)	1,047,613	103,313
Administrative fees	137,103	32,889
Distribution and service fees - Investor Class	31,050	5,542
Transfer agent fees	145,426	35,705
Professional fees	20,589	13,533
Printing fees	11,411	283
Registration fees	19,427	17,842
Custodian fees	125,037	25,910
Trustee fees and expenses	5,024	947
Chief compliance officer fees	16,855	2,349
Principal financial officer fees	7,151	892
Other expenses	10,499	4,603
Total expenses	1,577,185	243,808
Less fees waived/reimbursed by investment advisor (Note 6)	(189,808)	(112,858)
Total net expenses	1,387,377	130,950
NET INVESTMENT INCOME	976,111	44,218

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	538,378	1,236,502
Net realized loss on foreign currency transactions	(38,370)	(107)
Net realized gain	500,008	1,236,395
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $1,618,384 and $0, respectively)	6,364,005	632,610
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	55	(1,061)
Net change in unrealized appreciation	6,364,060	631,549
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	6,864,068	1,867,944
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,840,179	$1,912,162

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	19

Rondure New World Fund	Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$976,111	$837,536
Net realized gain	500,008	5,215,541
Net change in unrealized appreciation	6,364,060	47,959,807
Net increase in net assets resulting from operations	7,840,179	54,012,884
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	–	(724,741)
Investor Class	–	(67,304)
Net decrease in net assets from distributions	–	(792,045)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	19,202,874	58,214,092
Distributions reinvested	–	707,032
Cost of shares redeemed	(9,139,941)	(14,561,301)
Redemption fees	350	10,421
Net increase from capital shares transactions	10,063,283	44,370,244
Investor Class
Proceeds from sales of shares	1,266,384	8,807,686
Distributions reinvested	–	67,123
Cost of shares redeemed	(4,088,903)	(8,100,996)
Redemption fees	160	1,084
Net increase/(decrease) from capital shares transactions	(2,822,359)	774,897
Net increase in net assets	15,081,103	98,365,980

NET ASSETS
Beginning of period	235,432,667	137,066,687
End of period	$250,513,770	$235,432,667

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,386,535	4,615,909
Issued to shareholders in reinvestment of distributions	–	53,604
Redeemed	(652,395)	(1,173,436)
Net increase in share transactions	734,140	3,496,077
Investor Class
Issued	91,249	687,756
Issued to shareholders in reinvestment of distributions	–	5,104
Redeemed	(295,547)	(632,251)
Net increase/(decrease) in share transactions	(204,298)	60,609

See Notes to Financial Statements.

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Rondure Overseas Fund	Statement of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS
Net investment income	$44,218	$118,898
Net realized gain	1,236,395	1,760,791
Net change in unrealized appreciation	631,549	6,012,881
Net increase in net assets resulting from operations	1,912,162	7,892,570
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	–	(110,149)
Investor Class	–	(11,833)
Net decrease in net assets from distributions	–	(121,982)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	1,933,933	6,502,316
Distributions reinvested	–	108,604
Cost of shares redeemed	(5,957,295)	(2,409,017)
Redemption fees	162	8
Net increase/(decrease) from capital shares transactions	(4,023,200)	4,201,911
Investor Class
Proceeds from sales of shares	598,654	1,766,564
Distributions reinvested	–	11,832
Cost of shares redeemed	(451,659)	(1,270,752)
Redemption fees	507	167
Net increase from capital shares transactions	147,502	507,811
Net increase/(decrease) in net assets	(1,963,536)	12,480,310

NET ASSETS
Beginning of period	31,864,478	19,384,168
End of period	$29,900,942	$31,864,478

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	130,447	520,727
Issued to shareholders in reinvestment of distributions	–	7,968
Redeemed	(406,421)	(196,876)
Net increase/(decrease) in share transactions	(275,974)	331,819
Investor Class
Issued	40,492	140,115
Issued to shareholders in reinvestment of distributions	–	868
Redeemed	(30,774)	(100,434)
Net increase in share transactions	9,718	40,549

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	21

Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$13.56		$9.93	$10.80	$11.25	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06		0.06	0.09	0.09	0.05
Net realized and unrealized gain/(loss) on investments	0.38		3.62	(0.87)	(0.45)	1.23
Total income/(loss) from investment operations	0.44		3.68	(0.78)	(0.36)	1.28

DISTRIBUTIONS
From net investment income	–		(0.05)	(0.09)	(0.09)	(0.03)
From net realized gain on investments	–		–	–	–	(0.00	)(b)
Total distributions	–		(0.05)	(0.09)	(0.09)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
INCREASE/DECREASE IN NET ASSET VALUE	0.44		3.63	(0.87)	(0.45)	1.25
NET ASSET VALUE, END OF PERIOD	$14.00		$13.56	$9.93	$10.80	$11.25

TOTAL RETURN	3.24	%(c)	37.11%	(7.31)%	(3.09)%	12.78	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$226,647		$209,531	$118,685	$110,800	$100,760

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.25	%(d)	1.32%	1.43%	1.46%	1.62	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income	0.81	%(d)	0.48%	0.83%	0.87%	0.43	%(d)

PORTFOLIO TURNOVER RATE	9	%(c)	36%	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$13.51		$9.90	$10.78	$11.24	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04		0.03	0.06	0.07	0.03
Net realized and unrealized gain/(loss) on investments	0.38		3.61	(0.87)	(0.46)	1.22
Total income/(loss) from investment operations	0.42		3.64	(0.81)	(0.39)	1.25

DISTRIBUTIONS
From net investment income	–		(0.03)	(0.07)	(0.07)	(0.01)
From net realized gain on investments	–		–	–	–	(0.00	)(b)
Total distributions	–		(0.03)	(0.07)	(0.07)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
INCREASE/DECREASE IN NET ASSET VALUE	0.42		3.61	(0.88)	(0.46)	1.24
NET ASSET VALUE, END OF PERIOD	$13.93		$13.51	$9.90	$10.78	$11.24

TOTAL RETURN	3.11	%(c)	36.83%	(7.56)%	(3.37)%	12.53	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$23,867		$25,901	$18,382	$20,595	$24,233

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.57	%(d)	1.63%	1.72%	1.76%	1.91	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35	%(d)	1.35%	1.35%	1.35%	1.35	%(d)
Net investment income	0.59	%(d)	0.25%	0.59%	0.66%	0.24	%(d)

PORTFOLIO TURNOVER RATE	9	%(c)	36%	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	23

Rondure Overseas Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$14.18		$10.34	$11.11	$11.46	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03		0.06	0.10	0.10	0.10
Net realized and unrealized gain/(loss) on investments	0.89		3.84	(0.76)	(0.31)	1.48
Total income/(loss) from investment operations	0.92		3.90	(0.66)	(0.21)	1.58

DISTRIBUTIONS
From net investment income	–		(0.06)	(0.11)	(0.11)	(0.04)
From net realized gain on investments	–		–	–	(0.03)	(0.08)
Total distributions	–		(0.06)	(0.11)	(0.14)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
INCREASE/DECREASE IN NET ASSET VALUE	0.92		3.84	(0.77)	(0.35)	1.46
NET ASSET VALUE, END OF PERIOD	$15.10		$14.18	$10.34	$11.11	$11.46

TOTAL RETURN	6.49	%(c)	37.71%	(6.06)%	(1.76)%	15.88	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$25,317		$27,692	$16,758	$18,845	$14,283

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61	%(d)	1.70%	1.73%	1.72%	2.57	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	0.85	%(d)	0.85%	0.85%	0.85%	0.85	%(d)
Net investment income	0.34	%(d)	0.49%	0.89%	0.95%	0.92	%(d)

PORTFOLIO TURNOVER RATE	16	%(c)	51%	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Rondure Overseas Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	For the Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$14.16		$10.34	$11.12	$11.48	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00	(b)	0.03	0.07	0.08	0.09
Net realized and unrealized gain/(loss) on investments	0.90		3.83	(0.76)	(0.32)	1.46
Total income/(loss) from investment operations	0.90		3.86	(0.69)	(0.24)	1.55

DISTRIBUTIONS
From net investment income	–		(0.04)	(0.09)	(0.09)	–
From net realized gain on investments	–		–	–	(0.03)	(0.08)
Total distributions	–		(0.04)	(0.09)	(0.12)	(0.08)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
INCREASE/DECREASE IN NET ASSET VALUE	0.90		3.82	(0.78)	(0.36)	1.48
NET ASSET VALUE, END OF PERIOD	$15.06		$14.16	$10.34	$11.12	$11.48

TOTAL RETURN	6.36	%(c)	37.34%	(6.28)%	(1.98)%	15.63	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$4,584		$4,173	$2,626	$3,922	$5,189

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.91	%(d)	2.01%	2.06%	2.04%	2.45	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income	0.05	%(d)	0.23%	0.61%	0.74%	0.82	%(d)

PORTFOLIO TURNOVER RATE	16	%(c)	51%	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	25

Rondure Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2021, the Trust consists of multiple separate Portfolios or series. This semi-annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. An implied pricing method is used to value the rights.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor” or “Rondure”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

26	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2021:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks*	$240,995,966	$–	$–	$240,995,966
Total	$240,995,966	$–	$–	$240,995,966

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks*	$29,295,892	$–	$–	$29,295,892
Total	$29,295,892	$–	$–	$29,295,892

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Semi-Annual Report | October 31, 2021	27

Rondure Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of October 31, 2021, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$10,276,338
Rondure Overseas Fund	613,943

As of October 31, 2021, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$–
Rondure Overseas Fund	30,677

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

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Rondure Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds' investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds' investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$63,582,876	$(7,555,596)	$56,027,280	$184,968,685
Rondure Overseas Fund	8,038,839	(359,547)	7,679,292	21,616,600

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax characters of distributions paid by the Funds for the year ended April 30, 2021 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$792,045	$–
Rondure Overseas Fund	121,982	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2021.

Semi-Annual Report | October 31, 2021	29

Rondure Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$31,436,564	$22,735,205
Rondure Overseas Fund	4,517,112	8,771,883

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2021, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

The Advisor has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Rondure New World Fund's average daily net assets for the Investor Class Shares and Institutional Class Shares, respectively, and 1.10% and 0.85% of the Rondure Overseas Fund's average daily net assets for the Investor Class Shares and Institutional Class Shares, respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2022. The Advisor will be permitted to recapture, on a class- by class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2022, except with the approval of the Fund's Board of Trustees. Fees waived/reimbursed by Advisor for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Fund	Term of Expense Limit Agreements
Rondure New World Fund	September 1, 2021-August 31, 2022/September 1, 2020-August 31, 2021
Institutional Class
Investor Class
Rondure Overseas Fund	September 1, 2021-August 31, 2022/September 1, 2020-August 31, 2021
Institutional Class
Investor Class

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Rondure Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

For the six months ended October 31, 2021, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser
Rondure New World Fund
Institutional Class	$162,874
Investor Class	26,934
Rondure Overseas Fund
Institutional Class	$94,959
Investor Class	17,899

Fund	Expires 2022	Expires 2023	Expires 2024	Expires 2025	Total
Rondure New World Fund
Institutional Class	$174,716	$385,786	$364,149	$162,874	$1,087,525
Investor Class	49,242	73,814	66,219	26,934	216,209
Rondure Overseas Fund
Institutional Class	$71,441	$162,555	$192,733	$94,959	$521,688
Investor Class	21,961	33,740	32,020	17,899	105,620

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Semi-Annual Report | October 31, 2021	31

Rondure Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Rondure Funds	Additional Information

October 31, 2021 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 775-3337.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2021	33

Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2021 (Unaudited)

Rondure Funds

On September 14, 2021, the Trustees via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between the Financial Investors Trust (the “Trust”), with respect to the Rondure New World Fund and the Rondure Overseas Fund (collectively, the “Rondure Funds”) and Rondure Global Advisors, LLC (“Rondure”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Rondure, on behalf of the Rondure Funds, the Trustees, including the Independent Trustees, considered the following factors with respect to the Rondure Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Rondure Funds, to Rondure, of 0.85% for the Rondure New World Fund and 0.70% for the Rondure Overseas Fund, in light of the extent and quality of the advisory services provided by Rondure to each of the Rondure Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Rondure Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of the Rondure New World Fund was lower than the Data Provider peer group median, and both classes of the Rondure Overseas Fund was significantly lower than the Data Provider peer group medians.

Total Net Expense Ratios: The Trustees reviewed and considered that the total net expense ratios of each class of each Fund were significantly lower than the Data Provider peer group medians.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Rondure Funds under the Rondure Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Rondure in its presentation, including its Form ADV.

The Trustees reviewed and considered Rondure’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Rondure and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Rondure, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Rondure Funds.

The Trustees considered the background and experience of Rondure’s management in connection with the Rondure Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Rondure Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Rondure’s Code of Ethics.

Performance: The Trustees reviewed performance information for the Investor Class and Institutional Class shares of the Rondure Funds for the 3-month, 1-year, 3-year, and since inception periods ended June 30, 2021. That review included a comparison of each Rondure Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that both classes of the Rondure New World Fund significantly outperformed the Data Provider peer group median for the 3-month period; underperformed the Data Provider peer group median for the 3-year period; and significantly underperformed the Data Provider peer group median for the 1-year and since inception periods. The Trustees also noted that the that each class of the Rondure Overseas Fund Significantly outperformed the Data Provider peer group median for the 3-month period; the Institutional Class of the Rondure Overseas Fund underperformed the Data Provider peer group median for the 1-year period, and significantly underperformed the Data Provider peer group median for the 3-year and since inception periods, and that the Investor Class of the Rondure Overseas Fund significantly underperformed the Data Provider peer group median for the 1-year, 3-year, and since inception periods. The Trustees also considered Rondure’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Rondure regarding fees charged to its other clients utilizing a strategy similar to that employed by the Rondure Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Rondure based on the fees payable under the Rondure Investment Advisory Agreement with respect to the Rondure Funds. The Trustees considered the profits, if any, realized by Rondure in connection with the operation of the Rondure Funds.

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Rondure Funds	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2021 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Rondure Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Rondure from its relationship with the Rondure Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of both classes of each of the Rondure Funds was lower than or significantly lower than the Data Provider peer group medians;

●	the total net expense ratios of both classes of each of the Rondure Funds was significantly lower than the Data Provider peer group medians;

●	the nature, extent, and quality of services rendered by Rondure under the Rondure Investment Advisory Agreement with respect to each Rondure Fund were adequate;

●	for the periods ended June 30, 2021, both classes of the Rondure New World Fund significantly outperformed the Data Provider peer group median for the 3-month period; underperformed the Data Provider peer group median for the 3-year period; and significantly underperformed the Data Provider peer group median for the 1-year and since inception periods.

●	for the periods ended June 30, 2021, each class of the Rondure Overseas Fund Significantly outperformed the Data Provider peer group median for the 3-month period; the Institutional Class of the Rondure Overseas Fund underperformed the Data Provider peer group median for the 1-year period, and significantly underperformed the Data Provider peer group median for the 3-year and since inception periods, and that the Investor Class of the Rondure Overseas Fund significantly underperformed the Data Provider peer group median for the 1-year, 3-year, and since inception periods;;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Rondure’s other clients employing a comparable strategy to any of the Rondure Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Rondure Funds;

●	the profit, if any, realized by Rondure in connection with the operation of any of the Rondure Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Rondure in connection with its relationship with any of the Rondure Funds

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Rondure’s compensation for investment advisory services is consistent with the best interests of each of the Rondure Funds and their shareholders.

[1]	This meeting was intended to qualify as an "in-person" meeting of the Board pursuant to relief granted by the SEC in response to the COVID-19 outbreak for the purposes of fulfilling the in-person investment advisory agreement approval requirements under Section 15(c) of the 1940 Act (see Investment Company Act Release No. 33817 (Mar. 13, 2020), Investment Company Act Release No. 33824 (Mar. 25, 2020) and Investment Company Act Release No. 33897 (June 19, 2020)).

Semi-Annual Report | October 31, 2021	35

Rondure Funds	Privacy Policy

October 31, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes-information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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Rondure Funds	Privacy Policy

October 31, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account transactions

•   Account balances and transaction history

•   Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2021	37

Contact Us

Mail:	Rondure Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	rondureglobal@alpsinc.com
Phone:	1.855.775.3337	Web:	www.rondureglobal.com

SEAFARER
FUNDS

SEMI-ANNUAL REPORT

October 31, 2021

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	7
Seafarer Overseas Value Fund	12
Disclosure of Fund Expenses	18
Portfolio of Investments	20
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	34
Notes to Financial Statements	42
Additional Information	51
Privacy Policy	52

Seafarer Funds	Letter to Shareholders

October 31, 2021

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

I am pleased to address you on behalf of Seafarer Capital Partners (“Seafarer”), the adviser to the Seafarer Funds (the "Funds"). This semi-annual report covers the first half of the Funds’ 2021-2022 fiscal year (May 1, 2021 to October 31, 2021).

Investors’ Wants Versus Investors’ Needs

What do investors want? Judging by the popularity of passive index funds and the benchmarking of active manager performance, one may surmise that many investors seek to do no worse than the market.

What do investors need? In my opinion, at a minimum most investors need the preservation of the purchasing power of their savings, which would otherwise erode over time if accumulated in a savings account. However, many investors seek to grow their capital in real terms, i.e. after the cumulative impact of inflation, to retire in comfort.

While investors may feel comforted by the thought of their investment return not falling behind the market during their working lives, the question of whether the market will deliver what they need requires a leap of faith.

The reason I draw attention to the distinction between wants and needs is that, in my opinion, a decade of extraordinary returns for the S&P 500 Index (16.20% annual rate of return between October 31, 2011 and October 29, 2021) has afforded some investors the luxury of avoiding the question.1 For those that confronted the issue, this past decade of returns has left many with the presumption that the equity market will fulfill their future needs.

Similarly, over the same decade, the Morningstar Emerging Markets Index delivered a 5.45% annual rate of return, leaving the same investors wondering if an allocation to the emerging markets (EM) can fulfill their future needs even if they performed in-line with that index.2

I find it interesting to share with U.S.-based investors that in other countries, equity markets are referred to as “variable return markets,” in contrast to fixed income markets, a useful and timely reminder of the nature of equity investments.

A Shifting Foundation Supporting Prospective Investment Returns

This reminder is timely because the foundation supporting prospective investment returns, both for the S&P 500 and for the emerging markets, is visibly shifting. To put it in technical terms, the risk-free rate underlying global allocations to variable return markets may rise relative to the past decade as the Federal Reserve has already announced the tapering of Quantitative Easing and has guided to likely interest rate increases thereafter, even if not for the first time.3,4 Likewise, the discount rate for global emerging market equities is already rising as many EM central banks, such as those of Mexico, Brazil, the Czech Republic, Poland, and South Korea, have begun raising interest rates ahead of the Federal Reserve, itself a rare occurrence.5 Furthermore, even if the People’s Bank of China (PBOC) has not increased official rates for the largest country in the EM universe, in my opinion, the Chinese discount rate for equities is effectively rising as of the date of this letter, as the country struggles with the consequences of slowing the rate of debt growth.6

One recent measure to accomplish this goal is the “three red lines” borrowing regulation conceived of by the PBOC to control financial leverage in the real estate sector, which has resulted in several developers missing debt payments.7 The same way that the absence of market-determined interest rates encouraged irresponsible debt growth at Chinese developers, the arbitrary manner in which bankruptcy rules are implemented has reminded equity investors of the difference between official interest rates for the country and the effective risk embedded in Chinese equity discount rates.

Semi-annual Report – October 31, 2021	1

Seafarer Funds	Letter to Shareholders

October 31, 2021

The seemingly arbitrary policy (the three red lines) for managing the financial leverage of a particular sector (real estate) and its consequences (missed debt payments) extended to other sectors during 2021 with new public policies aimed at private after-school tutoring companies (banning profits) and at corporates operating in the internet space (largely focused on anti-trust, data security, and financial risk). It is this extension that is arguably raising the effective discount rate for Chinese equities during 2021.

As important as it is to highlight the real time increases in the effective equity discount rates for the largest country in the EM universe (China) and for the global emerging markets (central banks raising rates in many countries) – and the increase in the global risk-free rate (determined by the Federal Reserve) – this idea is a preamble to a more important one.

How Investable is China?

Consider that as arbitrary as Chinese public policy may seem at any given point in time, said policy changes are arguably unsurprising, if not necessarily predictable, from a medium-to-long-term perspective. Over the past decade, Beijing has clamped down on the most polluting industries (as it has on the internet industry recently); issued policy dictates to reduce overcapacity in industries reticent to do so given their dependence on political interests over market prices to regulate themselves (as it has done to control financial leverage at property developers); and taken measures to reduce the cost of healthcare (the same way the PBOC controls the cost of money). Thus, the risk of rule by edict in China is not a new phenomenon. In my view, China remains as investable as ever. The fact that the effective discount rate for the country’s equities appears to be rising at present does not mean that something has suddenly changed in China making its markets uninvestable. What has changed is investor awareness and willingness to price the risks that were ever-present in the country.

That change is the most important lesson of the current Chinese zeitgeist. Why? Because it means that during periods of time when investors blindly bid up the price of high-growth Chinese companies, a more risk-aware investor had a better chance of avoiding the denouement faced by Chinese ADR investors during 2021, who were exposed to education and internet corporates, which tend to list shares offshore.8 Conversely, when the general market tenor questions the investability of Chinese equities – as it is doing now – one may search for opportunities in the country, not for the sake of being contrarian, but on the basis of a more considered awareness of the risks involved and the valuations paid for such risks.

Seafarer’s Chief Investment Officer, Andrew Foster, has for years written about his evolving thoughts regarding China in his market commentaries and portfolio reviews. Despite his generally negative assessment of China’s policy evolution throughout the years, Seafarer remained continuously invested in the country. At the risk of coming across as self-serving, I would characterize Seafarer’s approach to China investments as being perhaps more risk-aware than industry average over the past few years. Conversely, now that investors appear to question allocations to the country, I would argue that from Seafarer’s perspective, the market perception of the country has shifted more than our own assessment of the risk. As always, China is selectively investable. There may be sharp drawbacks to investing in the country on a passive basis, since in our estimation, diversification alone is probably insufficient to minimize the risks previously discussed. Rather than own everything in China (index funds) or own nothing (write off China as uninvestable), Seafarer believes a selective approach to investing in the country is more likely to build lasting wealth for clients over time.

If selectivity is more effective than diversification to manage equity risk in China, is the country the exception that proves the rule that in the rest of the world diversification (passive investing) is more effective than selectivity (active strategies)?

2	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Letter to Shareholders

October 31, 2021

Should China Be Separated Into Its Own Asset Class?

The first part of the question, whether China is an exception within global markets, dovetails to a recent topic that has gathered traction within the general emerging market (EM) discourse of whether China should be treated as its own asset class, separate from the emerging markets. The only argument I have encountered in support of such a view relates to size, as the country’s equity market capitalization represents approximately a third of the EM universe. Let me opine on the issue by asking a question: since when does size determine anything, much less investment return considerations? Remember that the investment return measure is unitless; it is a percentage figure. Size itself does not come into the equation at all. The parallel with the story of David and Goliath comes to mind.

While I have yet to hear a sensible reason for segregating China into its own asset class, I will offer my own fundamentally-based possible reason for doing so. As a hybrid of a command economy9 with pockets of free market pricing, and with a President self-appointed to the role for life and intent on regulating the economy and individual behavior according to his personal beliefs (Xi Jinping Thought10), investment risk must be managed actively, in contrast to the rest of the world where investors have already demonstrated a preference for a passive approach. In other words, one could argue that China should be separated from the rest of the EM universe because the nature of the risk it represents is sufficiently unique to warrant a different approach, not because it is “large.”

In spite of the above, I would argue that China belongs within the EM universe. In my opinion, the term “emerging markets” partially refers to the emergence of socialist command economies to the realm of economies regulating themselves through the price mechanism (as opposed to ideology), with prices determined by each individual actor who participates in the economy (as opposed to a group of individuals in a room). On this basis, China is clearly still emerging, with Xi Jinping having regressed the country on this scale. Not only are there more developed economies than China within the EM universe, but safer ones with regards to property rights and the rule of law. In my opinion, the recent travails of Chinese private education investors who were suddenly, if not unpredictably, expropriated of their right to profit, brought these long-ignored risks to the fore.

Likewise, the uncertainty surrounding the potentially differing treatment of onshore and offshore bond holders of China Evergrande, a real estate developer in the midst of a liquidity crisis, serves to question the rule of law and property rights in the country. In short, risk determines whether a country belongs in the emerging or developed market universe. On this basis, China belongs squarely in the EM category, is much farther from graduating to developed market status than other countries, and – in my view – the idea that it deserves its own asset class demonstrates an underappreciation of the underlying investment risks.

In effect, the argument that China deserves its own asset class due to its size is the equivalent of passive funds buying more of a security the larger its market capitalization grows. I will leave it to the proponents of scaling up exposure to a country or security as its price rises to explain how that will yield attractive future investment returns.

Is China the Exception to the Rule?

Coming back to the second part of the question above, whether China is the exception that proves the rule that in the rest of the world passive strategies appear to deliver higher risk-adjusted investment returns relative to active strategies, I will answer with a question once again. Does the investor shift to passive strategies over the past decade mean that index-based investing will prove more effective than an active approach over the next ten years? Has the previously noted underperformance of the EM universe relative to the S&P 500 Index over the past decade mean that investors will better meet their needs by allocating more to the S&P 500 at the expense of the emerging markets over the next ten years?

Based on my own experience, these two questions lay at the core of investor concerns.

Semi-annual Report – October 31, 2021	3

Seafarer Funds	Letter to Shareholders

October 31, 2021

The same way Chinese public policy developments during 2021 exposed the lack of risk awareness of investors in specific Chinese ADRs – as well as that of proponents of larger and independent allocations to the country within global portfolios – there is a strong probability that those arguing for the continued relative underperformance of the emerging markets over the next ten years may be forced to reassess their views.

Rather than stake my argument on macroeconomic or strategist-type predictions about the future, I prefer to focus on the foundation of future EM investment returns to answer the question. In my opinion, the realm of macro / strategist predictions is a graveyard of failed prognostications that suffered a miserable death at the hands of the grim reaper known as reality. I find it much more useful to focus on bottom-up stock analysis, Seafarer’s specialty, to address the next decade’s prospects (not the final outcome) for EM investment returns.

As a matter of the historical record of cumulative earnings over the recent decade ended December 31, 2020, the constituents of the MSCI Emerging Markets Index grew earnings at a modest 3.74% annually versus the prior decade ended December 31, 2010. This fact may go a long way to explain the paltry 3.99% annual rate of return of said index over the decade ended December 31, 2020.11 Even if many investors got what they wanted in terms of not underperforming the benchmark, in my view they did not get what they needed. Subtracting the 1.72% average annual rate of U.S. inflation (as measured by the Consumer Price Index) over the recent decade, the real rate of return for U.S.-based EM investors was 2.23%.12,13

The issue with arguing that the future will differ from the past is that EM economists / strategists always resort to the same arguments: the rate of gross domestic product (GDP) growth is higher in the emerging markets than in developed ones, as is the rate of population growth, and the rate of productivity growth can be higher as well.14 The problem with these arguments is that they were equally true and valid over the last decade as well, and yet here we are. Furthermore, bottom-up investors are keenly aware of the difference between GDP growth and corporate profit growth, a distinction that strategists seldom acknowledge.

A “Lost Decade” for EM Investors, but Not for EM Corporates

The reason Seafarer continues to invest in the emerging market universe as it aims to deliver what investors need is that, based on our stock research, we realize EM corporates have not been complacent over the past decade of modest earnings growth. As Figure 1 below shows, between 2010 and 2019, while EM corporates may not have grown earnings rapidly, they have accumulated them in the form of retained earnings, while concurrently growing dividends relative to the previous decade.15 In other words, while the investment community wallows in the “lost decade” of emerging markets, Seafarer seeks valuable gems within the rough in the form of strengthened balance sheets (retained earnings) and improved corporate governance (higher dividends). In hindsight, I believe this emphasis on stronger book values and dividends makes sense from the perspectives of many EM corporates having lost access to U.S. dollar funding after the 2008 Great Financial Crisis and facing challenging growth prospects.16

Said corporate experience stands in stark contrast to that of U.S. corporates, which as Figure 1 shows, focused on dividends and buybacks at the expense of strengthening their balance sheets through retained earnings. In hindsight, this behavior may explain the attractive returns of the S&P 500 Index over the period.

4	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Letter to Shareholders

October 31, 2021

Figure 1. Return to Shareholders

 MSCI EM Index and MSCI USA Index

Filtered for companies trading above a $500 million market capitalization as of year-end. Sources: Bloomberg, Seafarer.

In my opinion, based on the above, the past decade was far from lost for EM corporates. On the contrary, instead of making macroeconomic guesses regarding growth over the next decade, it is more valuable to ask how companies will deploy their strengthened balance sheets to fund and create their own growth path over the next ten years (independently of GDP growth), and to place a value on the possibility of even further corporate governance improvements.

In summary, the past ten years may have been a “lost decade” for EM investors, but not for EM corporates. In my view, understanding the implications of that idea, and only that, is more than enough to warrant consideration of investing in the universe for the next decade. Now the work of finding the individual EM corporates that will deliver the investment return needs of investors begins.

Thank you for entrusting us with your capital during these difficult times. We are, as always, honored to serve as your investment adviser in the developing world.

Paul Espinosa

Portfolio Manager

Seafarer Capital Partners, LLC

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: MXEF. The MSCI USA Index is designed to measure the performance of the large- and mid-capitalization segments of the U.S. market. Index code: MXUS. It is not possible to invest directly in an index.

Semi-annual Report – October 31, 2021	5

Seafarer Funds	Letter to Shareholders

October 31, 2021

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors. The Funds may not achieve their objectives. Diversification does not ensure a profit or guarantee against loss.

As of October 31, 2021, the Seafarer Funds did not own shares in China Evergrande Group.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	Source: Bloomberg. Data as of 8 November 2021.
[2]	Source: Bloomberg. Data as of 8 November 2021.
[3]	The risk-free rate of return is the theoretical rate of return of an investment with zero risk.
[4]	Quantitative Easing is the attempt by a central bank to inject more money into the economy and to keep long- term interest rates low through the purchase of large amounts of assets, often held by financial institutions.
[5]	A discount rate is a financing rate that measures the prospective time value of money; it can also account for the risk or uncertainty associated with future cash flows.
[6]	The People’s Bank of China (PBOC) is the central bank of the People’s Republic of China, located in Beijing.
[7]	“What China’s Three Red Lines Mean for Property Firms” (www.bloomberg.com/news/articles/2020-10-08/what-china-s-three-red-lines-mean-for-property-firms-quicktake), Bloomberg, 8 October 2020.
[8]	An American Depositary Receipt (ADR) is a receipt for the shares of a foreign-based corporation held by a U.S. bank. The receipt usually entitles the shareholder to all dividends (excluding withholding) and capital gains.
[9]	A command economy is an economic structure in which a central governmental authority dictates the levels of production that are permissible and the prices that may be charged for goods and services.
[10]	Xi Jinping Thought, officially known as Xi Jinping Thought on Socialism with Chinese Characteristics for a New Era, is a set of policies and ideas derived from the writings and speeches of Chinese Communist Party General Secretary Xi Jinping.
[11]	Sources: Bloomberg, Seafarer. Data as of 8 November 2021.
[12]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
[13]	Sources: Bloomberg, U.S. Bureau of Labor Statistics, Seafarer. Real rate of return calculated using geometric mean calculation. Data as of 8 November 2021.
[14]	Gross domestic product (GDP) is a macroeconomic measure of the value of a country’s economic output.
[15]	Retained earnings are net profits kept to accumulate in a business after dividends are paid.
[16]	Book value is the value of an asset as represented in the accounts of a balance sheet. The book value of a company is typically determined by the value of the company’s assets, less its liabilities.

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2021

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

This report addresses the first half of the 2021-2022 fiscal year (May 1, 2021 to October 31, 2021) for the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund” or the “Fund”).

During the semi-annual period, the Fund returned -3.65%, while the Fund’s benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the MSCI Emerging Markets Total Return USD Index, returned -4.11% and -4.68%, respectively.1 By way of broader comparison, the S&P 500 Index gained 10.91%.

The Fund began the fiscal year with a net asset value (NAV) of $15.39 per share. In June, the Fund paid a semi-annual distribution of $0.213 per share. That payment brought the cumulative distribution per share, as measured from the Fund’s inception, to $3.542.2 The Fund finished the semi-annual period with a value of $14.63 per share.3

* * *

The semi-annual period was a tumultuous one, and a disappointing one for both the Growth and Income Fund and the benchmark indexes – albeit for different reasons.

Starting in July, Chinese stocks collapsed as the Xi administration enacted major policy interventions across a swathe of industries. Pundits, caught off guard, sought to describe the interventions as little more than the ordinary activity of a “regulatory cycle.” They advised not to think ill of the administration’s intent – and they assured that any unwelcome effects would recede, as authorities would surely ease off in a predictable manner in the event of unwanted economic damage.

What a gross and costly mischaracterization of events! The policy interventions bore no semblance to regulation, which is ordinarily the domain of a deliberative rulemaking body, authorized to enact practical governance in accordance with the intent of written law. Instead, China’s leadership undertook interventions by executive fiat that were capricious and sweeping in scope, rewriting the fortunes of selected industries and individual companies overnight. Further, there’s been no respite, as was supposed: the “regulatory” environment in China remains precarious, responsive only to the opaque impulses of the Xi administration.

For several years now, Seafarer has been wary of the policy environment in China: while we are not “macro” analysts, we have observed increasing and problematic intervention by the state in corporate affairs, manifest throughout many industries within the economy. As such, the Fund has been wary of its exposure to Chinese stocks, and as of the date of this report, has had less exposure than the Morningstar benchmark, and little direct exposure to this so-called “regulatory cycle.”

Despite this, the Fund was not spared during the semi-annual period. During September, the Fund suffered a rout in its holdings in South Korea – the dominant country exposure of the portfolio – and the Fund finished the period in negative territory, but slightly ahead of its benchmarks. At this time, it is unclear why South Korean stocks and the country’s currency (the won) collapsed in such a fashion. Possible causes include investors’ fear of prospective interest rate increases (at the end of August, the South Korean central bank raised its policy rate by 0.75%, ahead of the U.S. Federal Reserve), or incipient component and supply shortages that might weigh on future profits. Yet the movements of the Korean equities and currency seem an overreaction, as neither cost pressures nor shortages have yet posed material problems for most of the Fund’s Korean positions.

One notable detractor to Fund performance in the semi-annual period was Ping An Insurance Group, one of China’s largest insurers. Ping An’s share price declined on news that it will participate in a deal to restructure the business venture associated with the prestigious Peking University. We are sorely disappointed by this development, as this investment is outside of Ping An’s core competencies, perhaps indicating some level of suasion by the Chinese authorities. The Fund exited Ping An during the period, spurred in part by this event.

Semi-annual Report – October 31, 2021	7

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2021

Jiangsu Hengrui, one of China’s largest and, in our view, most innovative chemical pharmaceutical companies, also detracted from Fund performance. Hengrui’s shares ostensibly declined not so much due to the aforementioned Xi administration policy interventions, but rather because one of its key anti-cancer therapies had undergone a scheduled price renegotiation. Some investors, apparently fearing the worst, sold the shares in anticipation of lower profits. As of the date of this report, we remain confident that Hengrui has sufficient cost control to substantially blunt the impact of renegotiated prices.

On the positive side of the ledger, one of the Fund’s top contributors to total return was Pacific Basin, a dry bulk shipping company based in Hong Kong. Pacific Basin performed strongly as shipping rates hit multi-year highs.

Contrary to some of the most extreme market views circulated, we believe that China remains “investable,” albeit only very selectively – as has always been the case. Among all the countries in the developing world, China remains uniquely qualified to produce more competitive companies capable of succeeding globally – and as long as China remains capable of producing such companies, the Fund will seek to discover and invest in them.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster and Paul Espinosa

Portfolio Managers, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

As of October 31, 2021, the Fund did not own shares in Ping An Insurance Group.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned -3.68% during the semi-annual period.
[2]	The Fund’s inception date is February 15, 2012.
[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $15.31 per share; it paid a semi-annual distribution of $0.211 per share in June; and it finished the semi-annual period with a value of $14.55 per share.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2021

Total Returns

As of October 31, 2021	6 Month	1 Year	3 Year	5 Year	7 Year	Since Inception Annualized[1]	Gross Expense Ratio[2]
Investor Class (SFGIX)	-3.68%	21.97%	14.83%	8.01%	6.51%	7.12%	1.02%
Institutional Class (SIGIX)	-3.65%	22.00%	14.94%	8.12%	6.62%	7.25%	0.92%
Morningstar Emerging Markets
Net Return USD Index[3]	-4.11%	19.59%	13.21%	9.74%	6.09%	4.90%
MSCI Emerging Markets
Total Return USD Index[4]	-4.68%	17.33%	12.69%	9.79%	5.97%	4.71%

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. For the MSCI index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions gross of foreign jurisdiction withholding taxes (i.e., such taxes are ignored). The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.
[2]	Ratios as of Prospectus dated August 31, 2021. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2022.
[3]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.
[4]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Semi-annual Report – October 31, 2021	9

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2021

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

October 31, 2021

Portfolio Composition by Region	% Net Assets
East & South Asia	70.6%
Emerging Europe	7.8%
Latin America	9.9%
Middle East & Africa	7.5%
Other	2.3%
Cash & Other Assets, Less Liabilities	1.9%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	6.2%
Consumer Discretionary	12.0%
Consumer Staples	16.3%
Energy	1.6%
Financials	9.4%
Health Care	13.1%
Industrials	10.6%
Information Technology	23.2%
Materials	3.0%
Utilities	2.7%
Cash & Other Assets, Less Liabilities	1.9%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	4.9%
Samsung Electronics Co., Ltd.	4.6%
Rohm Co., Ltd.	4.3%
Sanlam, Ltd.	4.1%
Venture Corp., Ltd.	4.0%
Richter Gedeon Nyrt	4.0%
Samsung SDI Co., Ltd.	3.9%
Samsung Biologics Co., Ltd.	3.8%
Coway Co., Ltd.	3.6%
China Literature, Ltd.	3.2%
Total	40.4%

Total Number of Holdings	47

Holdings are subject to change, and may not reflect the current or future position of the portfolio. Source: ALPS Fund Services, Inc.

Semi-annual Report – October 31, 2021	11

Seafarer Overseas Value Fund	Performance Review

October 31, 2021

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

This report addresses the first half of the 2021-2022 fiscal year (May 1, 2021 to October 31, 2021) for the Seafarer Overseas Value Fund (the “Value Fund” or the “Fund”).

During the semi-annual period, the Fund returned 4.63%, while the Fund’s benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the MSCI Emerging Markets Total Return USD Index, returned -4.11% and -4.68%, respectively.1 By way of broader comparison, the S&P 500 Index gained 10.91%.

The Fund began the fiscal year with a net asset value (NAV) of $13.18 per share. The Fund paid no distributions during the first half of the fiscal year, and it finished the period with a value of $13.79 per share.2

* * *

During the semi-annual period, the Value Fund delivered a positive rate of return while the emerging market benchmark indexes declined. I would attribute the positive performance mostly to stock selection. While market discourse during the period considered a possible market rotation into value stocks, in my opinion, the relative performance of the Fund’s top contributors and detractors to return gives little credence to this theory.

Indeed, as the following examples will show, idiosyncratic factors drove the performance of the Fund’s positive contributors to return. The top contributor to the Fund’s performance during the period was PetroVietnam Fertilizer and Chemical, a Vietnamese fertilizer manufacturer (Management Change and Asset Productivity sources of value; Seafarer’s seven sources of value,3 hereafter referenced using parenthesized italics, are defined in Figure 1). Higher capacity utilization at its new plant, as well as higher urea prices, drove a newfound earnings acceleration and the prospect of significantly higher dividends at this positive net cash company whose capital expenditure has peaked.4

Pacific Basin (Asset Productivity), a dry bulk shipping company headquartered in Hong Kong, established itself as another top contributor. This stock continued its long-running positive contribution to the Fund’s NAV by reporting strong first half 2021 results as the Baltic Handysize Index (BHSI), the spot rate at which small dry bulk sea vessels may be chartered, reached a thirteen year high. Indeed, the dry bulk shipping industry’s recession since 2008 has finally relented, driving the decade-long negative consensus view on the stock into its own recession.

A third positive contributor to Fund performance during this period was HRnetGroup (Balance Sheet Liquidity), a Singapore-based recruitment and staffing firm operating in Asia. This holding stood out – despite its small market capitalization – with a strong stock price performance in the midst of the pandemic’s resurgence, which, all else equal, one would have expected to delay corporate hiring plans.5 As usual, all else is rarely equal in the real world, and this company demonstrated incipient signs of a business recovery in the first half of the year, in my view.

On the other side of the ledger, the Covid-19 resurgence was at the epicenter of two of the top detractors to fund performance – both of which exhibit classic value attributes. Shangri-La (Breakup Value and Asset Productivity), a hotel owner and operator in Asia, saw its share price decline as the resurgent pandemic delayed a recovery in hotel occupancy. Similarly, Melco International (Breakup Value and Asset Productivity), a casino owner and operator in Macao whose revenue growth also depends on its customers’ ability and willingness to travel, detracted from performance.

12	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2021

Figure 1. Sources of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Overall, I was satisfied with the Fund’s performance during the review period as it proved less impacted by external factors, such as the pandemic’s resurgence, and more dependent on stock-specific developments.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. The Baltic Handysize Index is the spot rate at which small dry bulk sea vessels may be chartered. Index code: BHSI. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be

Semi-annual Report – October 31, 2021	13

Seafarer Overseas Value Fund	Performance Review

October 31, 2021

reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned 4.48% during the semi-annual period.
[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $13.16 per share. It finished the period with a value of $13.75 per share.
[3]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).
[4]	Net cash is a company’s cash position, calculated by subtracting the company’s total debt from its total cash.
[5]	Market capitalization is the value of a corporation as determined by the market price of its issued and outstanding common stock.

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2021

Total Returns

As of October 31, 2021	6 Month	1 Year	3 Year	5 Year	Since Inception Annualized[1]	Net Expense Ratio[2]
Investor Class (SFVLX)	4.48%	34.23%	11.53%	8.61%	8.43%	1.15%
Institutional Class (SIVLX)	4.63%	34.46%	11.67%	8.71%	8.55%	1.05%
Morningstar Emerging Markets
Net Return USD Index[3]	-4.11%	19.59%	13.21%	9.74%	11.48%
MSCI Emerging Markets
Total Return USD Index[4]	-4.68%	17.33%	12.69%	9.79%	11.65%

Gross expense ratio: 1.57% for Investor Class; 1.47% for Institutional Class.2

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. For the MSCI index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions gross of foreign jurisdiction withholding taxes (i.e., such taxes are ignored). The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.
[2]	Ratios as of Prospectus dated August 31, 2021. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2022.
[3]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index
[4]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Semi-annual Report – October 31, 2021	15

Seafarer Overseas Value Fund	Performance Review

October 31, 2021

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2021. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

16	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

October 31, 2021

Portfolio Composition by Region	% Net Assets
East & South Asia	62.5%
Emerging Europe	9.5%
Latin America	9.7%
Middle East & Africa	9.4%
Other	3.6%
Cash & Other Assets, Less Liabilities	5.3%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	5.3%
Consumer Discretionary	11.1%
Consumer Staples	23.6%
Energy	7.1%
Financials	11.8%
Industrials	20.2%
Information Technology	3.6%
Materials	9.3%
Utilities	2.7%
Cash & Other Assets, Less Liabilities	5.3%
Total	100.0%

Top 10 Holdings	% Net Assets
First Pacific Co., Ltd.	5.6%
National Central Cooling Co. PJSC	5.0%
Moneta Money Bank AS	4.5%
Qatar Gas Transport Co., Ltd.	4.5%
Pacific Basin Shipping, Ltd.	4.2%
HRnetgroup, Ltd.	4.1%
Georgia Capital PLC	3.9%
Wilmar International, Ltd.	3.6%
Shangri-La Asia, Ltd.	3.6%
Mondi PLC	3.6%
Total	42.6%

Total Number of Holdings	32

Holdings are subject to change, and may not reflect the current or future position of the portfolio. Source: ALPS Fund Services, Inc.

Semi-annual Report – October 31, 2021	17

Seafarer Funds	Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2021 and held until October 31, 2021.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

	Beginning Account Value 05/01/21	Ending Account Value 10/31/21	Expense Ratio(a)	Expenses Paid During Period 05/01/21 - 10/31/21(b)

SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$963.20	0.99%	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	0.99%	$5.04
Institutional Class
Actual	$1,000.00	$963.50	0.90%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$1,044.80	1.15%	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class
Actual	$1,000.00	$1,046.30	1.05%	$5.42
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.05%	$5.35

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-annual Report – October 31, 2021	19

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (93.3%)
Brazil (6.3%)
Ambev SA, ADR	USD	18,800,000	$55,648,000
Itau Unibanco Holding SA, ADR	USD	11,200,000	45,584,000
Odontoprev SA	BRL	8,000,000	18,880,896
XP, Inc.(a)	USD	258,583	8,484,108

Total Brazil			128,597,004

China / Hong Kong (21.8%)
China Foods, Ltd.	HKD	90,314,000	34,506,878
China Literature, Ltd.(a)	HKD	9,500,000	65,915,519
Dairy Farm International Holdings, Ltd.	USD	9,000,000	32,155,380
First Pacific Co., Ltd.	HKD	92,000,000	36,773,986
Greatview Aseptic Packaging Co., Ltd.	HKD	35,000,000	14,394,962
Jardine Matheson Holdings, Ltd.	USD	867,700	50,398,754
Jiangsu Hengrui Medicine Co., Ltd., Class A	CNY	7,749,934	59,534,976
Pacific Basin Shipping, Ltd.	HKD	107,000,000	49,381,218
Pico Far East Holdings, Ltd.	HKD	53,796,000	8,919,329
Shangri-La Asia, Ltd.(a)	HKD	44,000,000	35,853,737
Shenzhou International Group Holdings, Ltd.	HKD	609,800	13,137,655
Want Want China Holdings, Ltd.	HKD	3,167,000	2,454,471
WH Group, Ltd.	HKD	32,440,407	22,741,190
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	30,002,000	21,933,639

Total China / Hong Kong			448,101,694

Czech Republic (3.8%)
Avast PLC	GBP	5,500,000	42,121,254
Moneta Money Bank AS(a)	CZK	9,062,815	35,428,885

Total Czech Republic			77,550,139

Hungary (4.0%)
Richter Gedeon Nyrt	HUF	2,950,000	82,640,486

Total Hungary			82,640,486

India (0.9%)
Infosys, Ltd., Sponsored ADR	USD	825,000	18,381,000

Total India			18,381,000

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Currency	Shares	Value
Japan (4.3%)
Rohm Co., Ltd.	JPY	960,000	$87,780,065

Total Japan			87,780,065

Mexico (3.7%)
Bolsa Mexicana de Valores SAB de CV	MXN	10,500,000	20,094,230
Coca-Cola Femsa SAB de CV, ADR	USD	1,030,000	55,362,500

Total Mexico			75,456,730

Qatar (1.6%)
Qatar Gas Transport Co., Ltd.	QAR	37,613,950	33,639,330

Total Qatar			33,639,330

Singapore (6.0%)
Venture Corp., Ltd.	SGD	5,975,000	83,460,661
Wilmar International, Ltd.	SGD	12,800,000	40,923,437

Total Singapore			124,384,098

South Africa (4.1%)
Sanlam, Ltd.	ZAR	20,500,000	84,214,402

Total South Africa			84,214,402

South Korea (24.6%)
Coway Co., Ltd.	KRW	1,100,000	74,585,490
Hyundai Mobis Co., Ltd.	KRW	465,000	100,518,629
Innocean Worldwide, Inc.	KRW	540,000	27,182,413
Koh Young Technology, Inc.	KRW	670,000	10,587,317
NAVER Corp.	KRW	75,000	26,076,202
Orion Corp.	KRW	547,500	55,370,817
Samsung Biologics Co., Ltd.(a)	KRW	106,000	78,968,741
Samsung C&T Corp.	KRW	482,552	47,248,317
Samsung SDI Co., Ltd.	KRW	126,000	79,496,953
Sindoh Co., Ltd.(a)	KRW	237,400	6,693,262

Total South Korea			506,728,141

Taiwan (4.1%)
Accton Technology Corp.	TWD	6,150,000	53,768,501

Semi-annual Report – October 31, 2021	21

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Currency	Shares	Value
Taiwan (continued)
Bizlink Holding, Inc.	TWD	3,250,000	$30,041,943

Total Taiwan			83,810,444

Thailand (1.4%)
Bangkok Dusit Medical Services PCL, Class F	THB	40,000,000	28,365,576

Total Thailand			28,365,576

United Arab Emirates (1.7%)
National Central Cooling Co. PJSC	AED	47,022,222	35,972,515

Total United Arab Emirates			35,972,515

United Kingdom (2.3%)
Mondi PLC	GBP	1,900,000	47,450,143

Total United Kingdom			47,450,143

Vietnam (2.7%)
PetroVietnam Gas JSC	VND	10,250,000	56,220,661

Total Vietnam			56,220,661

TOTAL COMMON STOCKS
(Cost $1,762,881,427)			1,919,292,428

PREFERRED STOCKS (4.8%)
South Korea (4.8%)
Samsung C&T Corp.	KRW	39,000	3,678,240
Samsung Electronics Co., Ltd.	KRW	1,710,000	93,940,616

Total South Korea			97,618,856

TOTAL PREFERRED STOCKS
(Cost $65,238,894)			97,618,856

TOTAL INVESTMENTS
(Cost $1,828,120,321) (98.1%)			$2,016,911,284

Cash and Other Assets, Less Liabilities (1.9%)			39,891,051
NET ASSETS (100.0%)			$2,056,802,335

22	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations

AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
GBP	-	United Kingdom Pound
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Semi-annual Report – October 31, 2021	23

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

Industry Composition
Electronic Equipment, Instruments & Components	8.0%
Food Products	7.7%
Beverages	7.1%
Pharmaceuticals	6.9%
Industrial Conglomerates	5.0%
Beverages	4.9%
Media	4.9%
Technology Hardware, Storage & Peripherals	4.9%
Semiconductors & Semiconductor Equipment	4.8%
Insurance	4.1%
Banks	3.9%
Life Sciences Tools & Services	3.8%
Household Durables	3.6%
Gas Utilities	2.7%
Communications Equipment	2.6%
Marine	2.4%
Health Care Providers & Services	2.3%
Paper & Forest Products	2.3%
Software	2.1%
Building Products	1.8%
Hotels, Restaurants & Leisure	1.7%
Food & Staples Retailing	1.6%
Oil, Gas & Consumable Fuels	1.6%
Electrical Equipment	1.5%
Capital Markets	1.4%
Interactive Media & Services	1.3%
Distributors	1.1%
IT Services	0.9%
Containers & Packaging	0.7%
Textiles, Apparel & Luxury Goods	0.5%
Cash and Other Assets, Less Liabilities	1.9%
Total	100%

See accompanying Notes to Financial Statements.

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (94.4%)
Brazil (6.8%)
Ambev SA, ADR	USD	435,000	$1,287,600
Itau Unibanco Holding SA, ADR	USD	259,000	1,054,130
XP, Inc.(a)	USD	5,979	196,171

Total Brazil			2,537,901

China / Hong Kong (37.7%)
China Foods, Ltd.	HKD	3,391,000	1,295,622
China Yangtze Power Co., Ltd., Class A	CNY	301,990	1,002,811
Dairy Farm International Holdings, Ltd.	USD	240,000	857,477
First Pacific Co., Ltd.	HKD	5,190,000	2,074,532
Giordano International, Ltd.	HKD	5,200,000	1,014,592
Greatview Aseptic Packaging Co., Ltd.	HKD	2,000,000	822,569
Jardine Matheson Holdings, Ltd.	USD	22,000	1,277,829
Melco International Development, Ltd.(a)	HKD	776,000	1,007,875
Pacific Basin Shipping, Ltd.	HKD	3,400,000	1,569,123
Pico Far East Holdings, Ltd.	HKD	5,538,000	918,195
Shangri-La Asia, Ltd.(a)	HKD	1,650,000	1,344,515
Want Want China Holdings, Ltd.	HKD	58,000	44,951
WH Group, Ltd.	HKD	1,159,245	812,647

Total China / Hong Kong			14,042,738

Czech Republic (4.6%)
Moneta Money Bank AS(a)	CZK	433,257	1,693,714

Total Czech Republic			1,693,714

Georgia (3.9%)
Georgia Capital PLC(a)	GBP	174,174	1,439,730

Total Georgia			1,439,730

Mexico (2.9%)
Coca-Cola Femsa SAB de CV, ADR	USD	19,700	1,058,875

Total Mexico			1,058,875

Qatar (4.5%)
Qatar Gas Transport Co., Ltd.	QAR	1,860,000	1,663,456

Total Qatar			1,663,456

Semi-annual Report – October 31, 2021	25

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Currency	Shares	Value
Russia (1.1%)
Global Ports Investments PLC, GDR(a)	USD	100,000	$394,189

Total Russia			394,189

Singapore (9.7%)
Genting Singapore, Ltd.	SGD	1,300,000	751,664
HRnetgroup, Ltd.	SGD	2,500,000	1,510,938
Wilmar International, Ltd.	SGD	422,000	1,349,195

Total Singapore			3,611,797

South Korea (8.5%)
Innocean Worldwide, Inc.	KRW	21,000	1,057,094
Samsung C&T Corp.	KRW	7,910	774,495
Samsung SDI Co., Ltd.	KRW	2,100	1,324,949

Total South Korea			3,156,538

United Arab Emirates (5.0%)
National Central Cooling Co. PJSC	AED	2,420,622	1,851,802

Total United Arab Emirates			1,851,802

United Kingdom (3.6%)
Mondi PLC	GBP	53,600	1,338,594

Total United Kingdom			1,338,594

Vietnam (6.1%)
Petrovietnam Fertilizer & Chemicals JSC	VND	600,000	1,292,223
PetroVietnam Technical Services Corp.	VND	743,080	987,974

Total Vietnam			2,280,197

TOTAL COMMON STOCKS
(Cost $31,733,377)			35,069,531

26	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

	Currency	Shares	Value

PREFERRED STOCKS (0.3%)
South Korea (0.3%)
Samsung C&T Corp.	KRW	1,296	$122,231

Total South Korea			122,231

TOTAL PREFERRED STOCKS
(Cost $140,136)			122,231

TOTAL INVESTMENTS
(Cost $31,873,513) (94.7%)			$35,191,762

Cash and Other Assets, Less Liabilities (5.3%)			1,954,769
NET ASSETS (100.0%)			$37,146,531

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations

AED	-	United Arab Emirates Dirham
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Semi-annual Report – October 31, 2021	27

Seafarer Overseas Value Fund	Portfolio of Investments

October 31, 2021 (Unaudited)

Industry Composition
Food Products	11.5%
Beverages	9.8%
Hotels, Restaurants & Leisure	8.3%
Banks	7.4%
Industrial Conglomerates	5.8%
Media	5.4%
Building Products	5.0%
Oil, Gas & Consumable Fuels	4.5%
Capital Markets	4.4%
Marine	4.2%
Professional Services	4.1%
Electronic Equipment, Instruments & Components	3.6%
Paper & Forest Products	3.6%
Chemicals	3.5%
Energy Equipment & Services	2.7%
Independent Power and Renewable Electricity Producers	2.7%
Specialty Retail	2.7%
Food & Staples Retailing	2.3%
Containers & Packaging	2.2%
Transportation Infrastructure	1.0%
Cash and Other Assets, Less Liabilities	5.3%
Total	100%

See accompanying Notes to Financial Statements.

28	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Assets and Liabilities

October 31, 2021 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$2,016,911,284	$35,191,762
Cash	30,470,080	2,000,647
Foreign currency, at value (Cost $1,984,532 and $32,656)	1,985,779	32,661
Receivable for investments sold	12,531,615	–
Receivable for shares sold	1,751,673	–
Interest and dividends receivable	2,164,324	29,789
Prepaid expenses and other assets	33,786	9,283
Total Assets	2,065,848,541	37,264,142
LIABILITIES:
Payable for investments purchased	2,718,011	44,948
Administrative fees payable	97,045	10,234
Shareholder service plan fees payable	328,330	4,312
Payable for shares redeemed	4,249,003	–
Investment advisory fees payable	1,280,041	13,755
Payable for chief compliance officer fees	4,377	4,377
Trustee fees and expenses payable	37,711	904
Payable for principal financial officer fees	1,324	1,324
Audit and tax fees payable	34,218	17,570
Accrued expenses and other liabilities	296,146	20,187
Total Liabilities	9,046,206	117,611
NET ASSETS	$2,056,802,335	$37,146,531
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,760,286,121	$32,894,344
Total distributable earnings	296,516,214	4,252,187
NET ASSETS	$2,056,802,335	$37,146,531
INVESTMENTS, AT COST	$1,828,120,321	$31,873,513
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.55	$13.75
Net Assets	$225,375,428	$472,523
Shares of beneficial interest outstanding	15,493,041	34,353
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.63	$13.79
Net Assets	$1,831,426,907	$36,674,008
Shares of beneficial interest outstanding	125,208,743	2,659,466

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2021	29

Seafarer Funds	Statements of Operations

Six Months Ended October 31, 2021 (Unaudited)

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$37,868,270	$845,585
Foreign taxes withheld	(1,486,446)	(18,568)
Total investment income	36,381,824	827,017
EXPENSES:
Investment advisory fees (Note 6)	7,777,824	135,386
Administrative and transfer agency fees	308,993	30,929
Trustee fees and expenses	39,335	909
Registration/filing fees	22,873	14,848
Shareholder service plan fees
Investor Class	173,702	–
Institutional Class	489,791	8,193
Legal fees	15,128	265
Audit and tax fees	15,069	12,561
Reports to shareholders and printing fees	32,849	381
Custody fees	665,997	23,989
Chief compliance officer fees	12,940	12,940
Principal financial officer fees	3,925	3,925
Insurance expense	9,137	153
Miscellaneous	20,907	5,489
Total expenses	9,588,470	249,968
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(714)
Institutional Class	–	(55,589)
Total net expenses	9,588,470	193,665
NET INVESTMENT INCOME:	26,793,354	633,352
Net realized gain/(loss) on investments	(5,387,925)	618,291
Net realized loss on foreign currency transactions	(111,231)	(4,238)
Net realized gain/(loss)	(5,499,156)	614,053
Net change in unrealized appreciation/(depreciation) on investments	(99,513,716)	371,186
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(38,573)	170
Net unrealized appreciation/(depreciation)	(99,552,289)	371,356

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(105,051,445)	985,409
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(78,258,091)	$1,618,761

See accompanying Notes to Financial Statements.

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Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2021 (Unaudited)	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$26,793,354	$23,431,458
Net realized gain/(loss)	(5,499,156)	239,124,481
Net change in unrealized appreciation/(depreciation)	(99,552,289)	375,324,236
Net increase/(decrease) in net assets resulting from operations	(78,258,091)	637,880,175
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(3,182,177)	(4,680,063)
Institutional Class	(25,704,613)	(34,813,314)
Net decrease in net assets from distributions	(28,886,790)	(39,493,377)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	17,559,652	38,474,164
Institutional Class	195,770,024	464,212,754
Dividends reinvested
Investor Class	3,104,065	4,604,440
Institutional Class	17,075,647	25,200,873
Shares redeemed
Investor Class	(12,177,830)	(40,379,453)
Institutional Class	(113,698,991)	(289,743,396)
Net increase in net assets derived from beneficial interest transactions	107,632,567	202,369,382
Net increase in net assets	487,686	800,756,180
NET ASSETS:
Beginning of period	2,056,314,649	1,255,558,469
End of period	$2,056,802,335	$2,056,314,649
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,160,837	2,871,389
Distributions reinvested	198,470	345,067
Redeemed	(802,908)	(3,215,757)
Net increase in shares outstanding	556,399	699
Institutional Class
Sold	12,851,880	33,422,168
Distributions reinvested	1,085,547	1,872,812
Redeemed	(7,490,675)	(22,867,042)
Net increase in shares outstanding	6,446,752	12,427,938

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2021	31

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Six Months Ended October 31, 2021 (Unaudited)	Year Ended April 30, 2021
OPERATIONS:
Net investment income	$633,352	$651,551
Net realized gain	614,053	519,942
Net change in unrealized appreciation	371,356	8,930,496
Net increase in net assets resulting from operations	1,618,761	10,101,989
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	–	(5,163)
Institutional Class	–	(422,933)
Net decrease in net assets from distributions	–	(428,096)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	29,485	79,650
Institutional Class	2,094,214	5,691,263
Dividends reinvested
Investor Class	–	4,809
Institutional Class	–	417,800
Shares redeemed
Investor Class	(8,070)	(49,983)
Institutional Class	(1,733,594)	(10,506,690)
Net increase/(decrease) in net assets derived from beneficial interest transactions	382,035	(4,363,151)
Net increase in net assets	2,000,796	5,310,742
NET ASSETS:
Beginning of period	35,145,735	29,834,993
End of period	$37,146,531	$35,145,735
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,163	7,441
Distributions reinvested	–	401
Redeemed	(591)	(4,480)
Net increase in shares outstanding	1,572	3,362
Institutional Class
Sold	153,261	481,808
Distributions reinvested	–	34,759
Redeemed	(126,995)	(1,002,045)
Net increase/(decrease) in shares outstanding	26,266	(485,478)

See accompanying Notes to Financial Statements.

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Page Intentionally Left Blank

Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(h)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value increased from $12.50 to $12.51.
(d)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 8.12% to 8.03%.
(f)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 11.13% to 11.22%.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
$15.31		$10.31	$11.56	$13.11	$12.51		$11.44

0.19		0.18	0.21	0.36	0.28		0.22
(0.74)		5.14	(1.15)	(1.02)	0.72		1.04
(0.55)		5.32	(0.94)	(0.66)	1.00		1.26

(0.21)		(0.17)	(0.31)	(0.01)	(0.37)		(0.19)
–		(0.15)	–	(0.88)	(0.03)		–
(0.21)		(0.32)	(0.31)	(0.89)	(0.40)		(0.19)
–		–	–	–	–		0.00	(b)
(0.76)		5.00	(1.25)	(1.55)	0.60		1.07
$14.55		$15.31	$10.31	$11.56	$13.11		$12.51	(c)
(3.68%)		52.15%	(8.44%)	(4.36%)	8.03	%(e)	11.22	%(f)

$225,375		$228,690	$154,017	$233,072	$894,241		$877,384

0.99	%(g)	1.02%	1.02%	0.99%	0.97%		1.02%
0.99	%(g)	1.02%	1.02%	0.99%	0.97%		1.02%
2.44	%(g)	1.35%	1.88%	3.02%	2.12%		1.88%
9%		47%	29%	52%	23%		14%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2021	35

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
$15.39		$10.36	$11.61	$13.14	$12.54	$11.46

0.20		0.20	0.22	0.29	0.28	0.21
(0.75)		5.16	(1.16)	(0.93)	0.73	1.07
(0.55)		5.36	(0.94)	(0.64)	1.01	1.28

(0.21)		(0.18)	(0.31)	(0.01)	(0.38)	(0.20)
–		(0.15)	–	(0.88)	(0.03)	–
(0.21)		(0.33)	(0.31)	(0.89)	(0.41)	(0.20)
–		0.00 (b)	–	–	–	0.00 (b)
(0.76)		5.03	(1.25)	(1.53)	0.60	1.08
$14.63		$15.39	$10.36	$11.61	$13.14	$12.54
(3.65%)		52.28%	(8.34%)	(4.17%)	8.08%	11.37%

$1,831,427		$1,827,624	$1,101,542	$1,304,491	$2,134,051	$1,500,310

0.90	%(d)	0.92%	0.92%	0.90%	0.87%	0.92%
0.90	%(d)	0.92%	0.92%	0.90%	0.87%	0.92%
2.54	%(d)	1.47%	1.91%	2.45%	2.09%	1.82%
9%		47%	29%	52%	23%	14%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2021	37

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	May 31, 2016 (Inception) to April 30, 2017
$13.16		$9.46	$11.41	$11.95	$11.30	$10.00

0.23		0.22	0.29	0.29	0.35	0.12
0.36		3.64	(1.88)	(0.51)	0.72	1.28
0.59		3.86	(1.59)	(0.22)	1.07	1.40

–		(0.16)	(0.31)	(0.29)	(0.42)	(0.10)
–		–	(0.05)	(0.03)	–	–
–		(0.16)	(0.36)	(0.32)	(0.42)	(0.10)
0.59		3.70	(1.95)	(0.54)	0.65	1.30
$13.75		$13.16	$9.46	$11.41	$11.95	$11.30

4.48%		40.96%	(14.54%)	(1.50%)	9.55%	14.15%

$473		$431	$278	$327	$311	$280

1.46	%(c)	1.49%	1.44%	1.45%	1.80%	3.71	%(c)
1.15	%(c)	1.15%	1.15%	1.15%	1.15%	1.15	%(c)
3.36	%(c)	1.99%	2.61%	2.59%	2.91%	1.24	%(c)
10%		24%	25%	3%	3%	0%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2021	39

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(g)

(a)	Calculated using the average shares method.
(b)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value decreased from $11.29 to $11.28.
(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 9.64% to 9.74%.
(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 14.29% to 14.18%.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Financial Highlights

For a share outstanding through the periods or years presented

Six Months Ended October 31, 2021 (Unaudited)		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		May 31, 2016 (Inception) to April 30, 2017
$13.18		$9.48	$11.43	$11.96	$11.28		$10.00

0.24		0.25	0.30	0.30	0.35		0.13
0.37		3.62	(1.88)	(0.50)	0.74		1.28
0.61		3.87	(1.58)	(0.20)	1.09		1.41

–		(0.17)	(0.32)	(0.30)	(0.41)		(0.13)
–		–	(0.05)	(0.03)	–		–
–		(0.17)	(0.37)	(0.33)	(0.41)		(0.13)
0.61		3.70	(1.95)	(0.53)	0.68		1.28
$13.79		$13.18	$9.48	$11.43	$11.96		$11.28	(b)

4.63%		40.98%	(14.47%)	(1.34%)	9.74	%(d)	14.18	%(e)

$36,674		$34,714	$29,557	$28,849	$25,291		$9,846

1.36	%(f)	1.51%	1.42%	1.48%	1.76%		3.63	%(f)
1.05	%(f)	1.05%	1.05%	1.05%	1.05%		1.05	%(f)
3.44	%(f)	2.19%	2.63%	2.65%	2.90%		1.36	%(f)
10%		24%	25%	3%	3%		0%

See accompanying Notes to Financial Statements.

Semi-annual Report – October 31, 2021	41

Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market

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Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-annual Report – October 31, 2021	43

Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

The following is a summary of the inputs used to value each Fund as of October 31, 2021:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Brazil	$128,597,004	$–	$–	$128,597,004
China / Hong Kong	98,396,485	349,705,209	–	448,101,694
Czech Republic	77,550,139	–	–	77,550,139
Hungary	82,640,486	–	–	82,640,486
India	18,381,000	–	–	18,381,000
Japan	–	87,780,065	–	87,780,065
Mexico	75,456,730	–	–	75,456,730
Qatar	–	33,639,330	–	33,639,330
Singapore	–	124,384,098	–	124,384,098
South Africa	84,214,402	–	–	84,214,402
South Korea	–	506,728,141	–	506,728,141
Taiwan	–	83,810,444	–	83,810,444
Thailand	–	28,365,576	–	28,365,576
United Arab Emirates	35,972,515	–	–	35,972,515
United Kingdom	–	47,450,143	–	47,450,143
Vietnam	–	56,220,661	–	56,220,661
Preferred Stocks	–	97,618,856	–	97,618,856
Total	$601,208,761	$1,415,702,523	$–	$2,016,911,284

44	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Brazil	$2,537,901	$–	$–	$2,537,901
China / Hong Kong	6,207,573	7,835,165	–	14,042,738
Czech Republic	1,693,714	–	–	1,693,714
Georgia	1,439,730	–	–	1,439,730
Mexico	1,058,875	–	–	1,058,875
Qatar	–	1,663,456	–	1,663,456
Russia	–	394,189	–	394,189
Singapore	1,510,938	2,100,859	–	3,611,797
South Korea	–	3,156,538	–	3,156,538
United Arab Emirates	1,851,802	–	–	1,851,802
United Kingdom	–	1,338,594	–	1,338,594
Vietnam	1,292,223	987,974	–	2,280,197
Preferred Stocks	–	122,231	–	122,231
Total	$17,592,756	$17,599,006	$–	$35,191,762

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

For the six months ended October 31, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value. As of October 31, 2021, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$30,469,619
Seafarer Overseas Value Fund	2,000,622

Semi-annual Report – October 31, 2021	45

Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

As of October 31, 2021, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

46	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

As of and during the six months ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing due date of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income paid out via semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions at other times if the Fund believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently Covid-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and thereby could adversely affect the performance of the Funds’ investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the performance of the Funds’ investments.

3. Tax Basis Information

Tax Basis of Investments

As of October 31, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation/(depreciation) for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund
	$1,866,297,840	$312,764,863	$(131,681,646)	$181,083,217
Seafarer Overseas Value Fund
	33,884,856	7,213,833	(3,906,296)	3,307,537

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

Semi-annual Report – October 31, 2021	47

Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$21,456,087	$18,037,291
Seafarer Overseas Value Fund	428,096	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2021.

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the six months ended October 31, 2021 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$282,288,618	$132,677,631
Seafarer Overseas Value Fund	3,490,050	2,638,203

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2022, except with the approval of the Funds’ Board. During the six months ended October 31, 2021, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any

48	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

reimbursed expenses. As of October 31, 2021, the Adviser had recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the six months ended October 31, 2021, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$714	$–
Institutional Class	55,589	–

As of October 31, 2021 the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2022	Expires 2023	Expires 2024	Expires 2025	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–	$–
Institutional Class	–	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$505	$912	$1,259	$714	$3,390
Institutional Class	61,185	129,046	134,851	55,589	380,671

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is

Semi-annual Report – October 31, 2021	49

Seafarer Funds	Notes to Financial Statements

October 31, 2021 (Unaudited)

reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

50	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Additional Information

October 31, 2021 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 732-9220.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Index Provider Disclosure

The Seafarer Funds are not sponsored, endorsed, sold, or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets.

Semi-annual Report – October 31, 2021	51

Seafarer Funds	Privacy Policy

October 31, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

52	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy

October 31, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• The Funds do not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Semi-annual Report – October 31, 2021	53

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	4
Vulcan Value Partners Small Cap Fund	8
Disclosure of Fund Expenses
Vulcan Value Partners Fund	6
Vulcan Value Partners Small Cap Fund	10
Statements of Investments
Vulcan Value Partners Fund	12
Vulcan Value Partners Small Cap Fund	14
Statements of Assets and Liabilities	17
Statements of Operations	19
Statements of Changes in Net Assets
Vulcan Value Partners Fund	20
Vulcan Value Partners Small Cap Fund	21
Financial Highlights
Vulcan Value Partners Fund	22
Vulcan Value Partners Small Cap Fund	26
Notes to Financial Statements	29
Additional Information	39
Privacy Policy	40

Shareholder Letter

October 31, 2021 (Unaudited)

PORTFOLIO REVIEW

General

For the six months ended October 31, 2021, Vulcan Value Partners Fund returned 10.18% and the Vulcan Value Partners Small Cap Fund returned 21.71%. As you know, we place no weight on short-term results, good or bad, and neither should you. In fact, we have and will continue to willingly make decisions that negatively impact short-term performance when we think we can lower risk and improve our long-term returns. We encourage you to place more weight on our longer term historical results and a great deal of weight on our long-term prospects.

Vulcan Value Partners Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. There were six material contributors including Upstart Holdings, Inc., NVIDIA Corporation, KKR & Co. Inc., Salesforce.com Inc., Carlyle Group Inc., and Microsoft Corporation. There were no material detractors.

We purchased Upstart Holdings Inc., and it was also a material contributor during the period. Upstart is an artificial intelligence (AI) and cloud-based lending platform. Upstart’s customers, banks and institutional investors, are able to make more profitable loans utilizing Upstart's software. The company has stated that i uses over 1600 variables in its AI models, and its platform underwrites superior loans with higher approval rates, lower default rates, and lower interest rates for consumers compared to alternative lending sources. We previously owned FICO in our Vulcan Value Partners Small Cap Fund, and we believe Upstart has the potential to be the FICO of the 21st century. The company has a virtuous circle that is constantly strengthening its competitive position. Upstart’s AI based methodology is more accurate than conventional underwriting and FICO scores alone, and it is expanding financial services profitably to the underbanked and the unbanked. In turn, Upstart states that their customers are sourcing more loans through Upstart's platform. Increased loan volume creates more data which improves the AI-based lending platforms' accuracy, resulting in even more volume flowing to Upstart. We purchased Upstart in the Vulcan Value Partners Small Cap Fund in the fourth quarter of 2020, and since then it has grown into a large cap company with a current market cap of approximately $26 billion. Its value has compounded more rapidly than we ever could have modeled. We are pleased to purchase Upstart in our Vulcan Value Partners Fund, and we are pleased with the initial results; however, we are more excited about its long-term prospects.

We purchased Applied Materials Inc. during the period. Applied Materials provides materials engineering solutions for semiconductor fabrication equipment and manufacturing tools for advanced displays. The industry has consolidated, leaving five companies that make up approximately 70% of the market. Applied Materials is the largest of the five. Key shifts in the industry are driving demand for more complex capital equipment. Among these shifts are the acceleration in digital transformation of the global economy, the slowing of Moore's law*, and increased application of artificial intelligence (AI). Growth in the company’s services segment creates a predictable revenue stream, enduring customer relationships, and better visibility into future technologies and client needs.

General Electric is a company we followed for a long time. In the past, we removed GE from the MVP list, Vulcan's list of companies that qualify for investment, due to management’s poor capital allocation decisions which resulted in value instability. Larry Culp, the former CEO of Danaher, became CEO of General Electric in 2018. The company implemented a vast restructuring program to

Semi-Annual Report | October 31, 2021	1

Shareholder Letter

October 31, 2021 (Unaudited)

simplify the industrial side of its business, sold off non-core assets, paid down debt with the proceeds, and drastically shrunk GE Capital. These restructuring activities allowed its world-class jet engine and healthcare businesses to shine through, and improved value stability. As a result, we added the company back to the MVP list. While the pandemic negatively impacted General Electric’s aviation business in the short run, it also gave us the opportunity to buy General Electric in the second quarter of 2020 with a substantial margin of safety. GE is a good example of a competitively entrenched, yet slower growing MVP business. As its stock price rose rapidly over the last year, its value growth did not keep up, and the price to value gap closed quickly. As our margin of safety diminished, we sold the Fund's position in GE and allocated to more discounted companies.

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. There were five material contributors including Upstart Holdings Inc., Meggitt plc, Colliers International Group, Jones Lang LaSalle Inc., and Cerence, Inc. There were no material detractors.

Upstart Holdings Inc., the largest contributor during the period, was previously discussed in the Vulcan Value Partners Fund section above. Meggitt plc was also a material contributor during the period. Meggitt is a U.K.-based aerospace manufacturer with four business segments: airframe systems, engine systems, energy and equipment, and services and support. Its products are essential to aviation safety and reliability. In August, Parker-Hannifin announced it would acquire Meggitt for a price higher than our estimate of its fair value. Following our discipline, we sold the Fund's position in Meggitt because it no longer had a margin of safety.

Medpace Holdings Inc., a purchase during the period, is a top ten global clinical contract research organization (CRO) providing outsourced drug development services. Medpace provides a full-service model attractive to small- and mid-sized biotechnology firms who lack the infrastructure needed to navigate the development process. This customer base is typically less price sensitive and relies on Medpace to perform end-to-end contract services for drug development.

We sold the Fund's position in Knoll during the period. On April 19th, Herman Miller announced it would acquire Knoll. This acquisition joins two industry leaders, creating one of the leading residential and commercial furniture companies globally. Although we sold the Fund's position, during the period the Fund continued to own Knoll indirectly through its ownership of Herman Miller.

Closing

We are pleased to say, yet again, that despite a strong rise in stock prices, we believe our price to value ratios remain extremely attractive. The Vulcan Team continues to seek excellence, and the substantial investments we have made in people and technology are paying off. We encourage you to re-read our annual letter as it remains relevant and applicable to today’s environment. Your stable capital, combined with ours, and our shared long-term time horizon enables us to mitigate risk and improve our long-term prospects. We are grateful for you, our client partners, and appreciate the confidence you have placed in us. We look forward to updating you again soon.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

2	www.vulcanvaluepartners.com

Shareholder Letter

October 31, 2021 (Unaudited)

*	Moore's Law states that the number of transistors on a microchip doubles about every two years, though the cost of computers is halved.

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated fair value of those shares.

The price to value ratio is a calculation that compares the price of a company’s stock to our appraisal of the company’s intrinsic value.

Fair, or intrinsic, value is our estimate of the price a willing buyer would pay and a willing seller would accept, assuming neither was compelled to enter into a transaction.

Semi-Annual Report | October 31, 2021	3

Fund Overview

October 31, 2021 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 10/31/21)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Fund - Investor Class(3)	10.18%	50.06%	22.86%	18.65%	15.79%	14.36%	1.08%	1.08%
Vulcan Value Partners Fund - Institutional Class	10.29%	50.35%	–	–	–	23.75%	1.12%	0.85%
S&P 500® Total Return Index(4)	10.91%	42.91%	21.48%	18.93%	16.21%	14.92%
Russell 1000® Value Index(5)	5.47%	43.76%	13.90%	12.39%	12.85%	11.92%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19
(1)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2022 without the approval by the Fund's Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	www.vulcanvaluepartners.com

Fund Overview

October 31, 2021 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2021)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Mastercard, Inc.	6.62%
Amazon.com, Inc.	6.35%
KKR & Co., Inc.	6.23%
TransDigm Group, Inc.	5.73%
Applied Materials, Inc.	5.04%
salesforce.com, Inc.	4.97%
Wayfair, Inc.	4.90%
Meta Platforms, Inc.	4.85%
Lam Research Corp.	4.63%
Carlyle Group, Inc.	4.57%
Top Ten Holdings	53.89%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2021	5

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2021 and held until October 31, 2021.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

Vulcan Value Partners Fund

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expense Ratio(a)	Expenses Paid During period 5/1/21 - 10/31/21(b)
VULCAN VALUE
PARTNERS FUND
Investor Class
Actual	$1,000.00	$1,101.80	1.06%	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	1.06%	$5.40
Institutional Class
Actual	$1,000.00	$1,102.90	0.85%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2021	7

Fund Overview

October 31, 2021 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 10/31/21)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class(3)	21.71%	107.33%	23.80%	16.28%	15.04%	14.63%	1.26%	1.26%
Vulcan Value Partners Small Cap Fund – Institutional Class	21.85%	107.92%	–	–	–	23.40%	1.30%	1.01%
Russell 2000® Value Index(4)	3.22%	64.30%	13.44%	12.61%	12.12%	11.41%
Russell 2000® Index(5)	1.85%	50.80%	16.47%	15.52%	13.50%	12.99%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19
(1)	Ratios as of the Prospectus dated August 31, 2021 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2022. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2022 without the approval by the Fund's Board of Trustees.
(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.
(4)	The Russell 2000® Value Index is presented here as the primary index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

8	www.vulcanvaluepartners.com

Fund Overview

October 31, 2021 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended October 31, 2021)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested. Industry Allocation (as a % of Net Assets)*

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Cerence, Inc.	6.50%
Cushman & Wakefield PLC	6.01%
Sdiptech AB	4.89%
Virtus Investment Partners, Inc.	4.76%
Colliers International Group, Inc.	4.71%

SmartRent, Inc.	4.59%
Ibstock PLC	4.33%
Victoria PLC	4.31%
Park Hotels & Resorts, Inc.	3.92%
Littelfuse, Inc.	3.90%
Top Ten Holdings	47.92%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | October 31, 2021	9

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2021 and held until October 31, 2021.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expense Ratio(a)	Expenses Paid During period 5/1/21 - 10/31/21(b)
VULCAN VALUE PARTNERS SMALL CAP FUND
Investor Class
Actual	$1,000.00	$1,217.10	1.25%	$6.99
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Institutional Class
Actual	$1,000.00	$1,218.50	1.00%	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2021	11

Statement of Investments	Vulcan Value Partners Fund

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (99.56%)
Communications (20.11%)
Internet (20.11%)
Alphabet, Inc., Class C(a)	27,701	$82,144,822
Amazon.com, Inc.(a)	38,477	129,760,989
Meta Platforms, Inc., Class A(a)	306,273	99,100,755
Wayfair, Inc., Class A(a)	401,857	100,102,579
		411,109,145

TOTAL COMMUNICATIONS		411,109,145

Consumer, Non-cyclical (4.26%)
Commercial Services (4.26%)
CoStar Group, Inc.(a)	1,011,709	87,057,559

TOTAL CONSUMER, NON-CYCLICAL		87,057,559

Financial (28.15%)
Diversified Financial Services (14.11%)
Mastercard, Inc., Class A	403,112	135,252,138
Upstart Holdings, Inc.(a)	258,602	83,280,188
Visa, Inc., Class A	329,575	69,794,098
		288,326,424

Private Equity (14.04%)
Carlyle Group, Inc.	1,661,678	93,303,220
KKR & Co., Inc., Class A	1,597,709	127,289,476
Partners Group Holding AG	38,115	66,501,433
		287,094,129

TOTAL FINANCIAL		575,420,553

Industrial (9.26%)
Aerospace/Defense (9.26%)
HEICO Corp., Class A	573,481	72,075,092
TransDigm Group, Inc.(a)	187,731	117,110,353
		189,185,445

TOTAL INDUSTRIAL		189,185,445

Technology (37.78%)
Semiconductors (21.54%)
Applied Materials, Inc.	754,090	103,046,398
Lam Research Corp.	167,827	94,582,262
NVIDIA Corp.	285,746	73,056,680
Qorvo, Inc.(a)	550,785	92,658,561

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Technology (continued)
Semiconductors (continued)
Skyworks Solutions, Inc.	460,393	$76,945,482
		440,289,383

Software (16.24%)
AppLovin Corp., Class A(a)	740,529	72,756,974
Microsoft Corp.	257,622	85,432,608
salesforce.com, Inc.(a)	338,804	101,536,171
Splunk, Inc.(a)	437,522	72,112,376
		331,838,129

TOTAL TECHNOLOGY		772,127,512

TOTAL COMMON STOCKS
(Cost $1,383,816,797)		2,034,900,214

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.41%)
Money Market Fund (1.41%)
Invesco Government & Agency Portfolio, Institutional Class	0.030%	28,735,495	28,735,495

TOTAL SHORT TERM INVESTMENTS
(Cost $28,735,495)			28,735,495

TOTAL INVESTMENTS (100.97%)
(Cost $1,412,552,292)			$2,063,635,709

Liabilities In Excess Of Other Assets (-0.97%)			(19,791,939)

NET ASSETS (100.00%)			$2,043,843,770

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	13

Statement of Investments	Vulcan Value Partners Small Cap Fund

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (96.77%)
Consumer, Cyclical (3.90%)
Home Furnishings (3.90%)
MillerKnoll, Inc.(a)	1,401,544	$54,548,093

TOTAL CONSUMER, CYCLICAL		54,548,093

Consumer, Non-cyclical (31.25%)
Commercial Services (24.03%)
ABM Industries, Inc.	1,198,295	52,736,963
Boyd Group Services, Inc.	107,743	20,911,335
Colliers International Group, Inc.	453,487	65,923,405
ISS A/S(a)	2,665,299	53,057,467
PROG Holdings, Inc.	1,080,801	43,718,401
Savills PLC	1,635,756	31,743,561
Sdiptech AB, Class B(a)	1,312,964	68,415,392
		336,506,524

Food (3.71%)
Premium Brands Holdings Corp.	480,079	51,883,134

Healthcare-Services (3.51%)
Medpace Holdings, Inc.(a)	216,969	49,154,327

TOTAL CONSUMER, NON-CYCLICAL		437,543,985

Financial (20.30%)
Diversified Financial Services (8.42%)
Upstart Holdings, Inc.(a)	158,986	51,199,851
Virtus Investment Partners, Inc.	208,298	66,655,360
		117,855,211

Real Estate (7.96%)
Cushman & Wakefield PLC(a)	4,578,927	84,206,468
Jones Lang LaSalle, Inc.(a)	105,574	27,262,374
		111,468,842

REITS (3.92%)
Park Hotels & Resorts, Inc.(a)	2,963,528	54,914,174

TOTAL FINANCIAL		284,238,227

Industrial (34.48%)
Building Materials (19.44%)
Curtiss-Wright Corp.	352,575	45,016,776
Forterra PLC	11,819,461	41,894,627
Ibstock PLC	22,177,873	60,581,681

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2021 (Unaudited)

	Shares	Value (Note 2)
Industrial (continued)
Building Materials (continued)
SmartRent, Inc.(a)	4,899,611	$64,331,892
Victoria PLC(a)	4,082,475	60,340,400
		272,165,376

Electrical Components & Equipment (9.26%)
Acuity Brands, Inc.	124,635	25,603,768
EnerSys	616,787	49,367,632
Littelfuse, Inc.	185,539	54,650,512
		129,621,912

Electronics (3.80%)
Ituran Location and Control, Ltd.	2,046,978	53,241,898

Miscellaneous Manufacturing (1.98%)
Carlisle Cos., Inc.	124,135	27,672,174

TOTAL INDUSTRIAL		482,701,360

Technology (6.84%)
Software (6.84%)
Cerence, Inc.(a)	865,933	91,035,536
Porch Group, Inc.(a)	228,253	4,800,161
		95,835,697

TOTAL TECHNOLOGY		95,835,697

TOTAL COMMON STOCKS
(Cost $1,041,708,130)		1,354,867,362

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.74%)
Money Market Fund (2.74%)
Invesco Government & Agency Portfolio, Institutional Class	0.030%	38,402,552	38,402,552

TOTAL SHORT TERM INVESTMENTS
(Cost $38,402,552)			38,402,552

TOTAL INVESTMENTS (99.51%)
(Cost $1,080,110,682)			$1,393,269,914

Other Assets In Excess Of Liabilities (0.49%)			6,858,860

NET ASSETS (100.00%)			$1,400,128,774

Semi-Annual Report | October 31, 2021	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

October 31, 2021 (Unaudited)

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

16	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

October 31, 2021 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$2,063,635,709	$1,393,269,914
Cash	2,424	1,182
Receivable for investments sold	13,576,051	15,267,566
Receivable for shares sold	743,319	1,122,977
Dividends receivable	604,317	592,853
Other assets	28,257	24,643
Total assets	2,078,590,077	1,410,279,135

LIABILITIES:
Payable for investments purchased	13,085,039	8,617,891
Payable for shares redeemed	20,065,815	280,878
Payable to adviser	1,419,959	1,112,611
Payable for administration fees	48,088	33,339
Payable for transfer agency fees	9,685	10,320
Payable for delegated transfer agent equivalent services fees	47,395	39,222
Payable for professional fees	27,748	20,785
Payable for trustee fees and expenses	38,942	22,053
Payable for principal financial officer fees	1,071	268
Accrued expenses and other liabilities	2,565	12,994
Total liabilities	34,746,307	10,150,361
NET ASSETS	$2,043,843,770	$1,400,128,774

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,184,739,961	$845,434,501
Total distributable earnings	859,103,809	554,694,273
NET ASSETS	$2,043,843,770	$1,400,128,774

INVESTMENTS, AT COST	$1,412,552,292	$1,080,110,682

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	17

Statements of Assets and Liabilities

October 31, 2021 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$32.91	$27.53
Net Assets	$679,402,922	$360,967,309
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,646,039	13,112,185
Institutional Class:
Net Asset Value, offering and redemption price per share	33.01	27.66
Net Assets	1,364,440,848	1,039,161,465
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	41,334,388	37,572,177

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Operations

For the Six Months Ended October 31, 2021 (Unaudited)

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$6,437,078	$4,050,890
Foreign taxes withheld	(420,503)	(159,610)
Total investment income	6,016,575	3,891,280

EXPENSES:
Investment advisory fees (Note 6)	9,665,381	6,889,760
Administrative fees	262,496	165,532
Transfer agency fees	43,181	46,960
Delegated transfer agent equivalent services fees
Investor Class	15,819	12,362
Institutional Class	280,526	179,754
Professional fees	21,357	16,912
Custodian fees	61,425	52,098
Principal financial officer fees	5,124	2,744
Trustee fees and expenses	48,225	28,428
Recoupment of previously waived fees
Investor Class	–	58,496
ReFlow Fees (Note 2)	30,304	–
Other	57,952	45,711
Total expenses before waiver	10,491,790	7,498,757
Less fees waived/reimbursed by
investment adviser (Note 6)
Institutional Class	(1,593,191)	(1,078,163)
Total net expenses	8,898,599	6,420,594
NET INVESTMENT LOSS	(2,882,024)	(2,529,314)

Net realized gain on investments(a)	148,735,802	220,086,942
Net realized loss on foreign currency transactions	(14,027)	(206,426)
Net realized gain	148,721,775	219,880,516
Net change in unrealized appreciation of investments	44,025,641	16,657,285
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(10,112)	(10,287)
Net change in unrealized appreciation	44,015,529	16,646,998
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	192,737,304	236,527,514
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$189,855,280	$233,998,200

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	19

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS:
Net investment loss	$(2,882,024)	$(6,230,774)
Net realized gain	148,721,775	192,779,278
Net change in unrealized appreciation	44,015,529	470,301,214
Net increase in net assets resulting from operations	189,855,280	656,849,718

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	–	(19,870,128)
Institutional Class	–	(31,231,578)
Net decrease in net assets from distributions	–	(51,101,706)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	54,065,932	45,405,149
Issued to shareholders in reinvestment of distributions	–	16,646,680
Cost of shares redeemed, net of redemption fees	(61,665,630)	(170,166,165)
Institutional Class
Proceeds from sales of shares	208,090,146	334,177,937
Issued to shareholders in reinvestment of distributions	–	28,723,974
Cost of shares redeemed, net of redemption fees	(118,466,378)	(357,606,665)
Net increase/(decrease) from share transactions	82,024,070	(102,819,090)

Net increase in net assets	271,879,350	502,928,922

NET ASSETS:
Beginning of year	1,771,964,420	1,269,035,498
End of period	$2,043,843,770	$1,771,964,420

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
OPERATIONS:
Net investment loss	$(2,529,314)	$(2,999,731)
Net realized gain	219,880,516	75,767,413
Net change in unrealized appreciation	16,646,998	341,624,279
Net increase in net assets resulting from operations	233,998,200	414,391,961

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	–	(230,257)
Institutional Class	–	(806,241)
Net decrease in net assets from distributions	–	(1,036,498)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	14,777,668	79,124,618
Issued to shareholders in reinvestment of distributions	–	178,374
Cost of shares redeemed, net of redemption fees	(29,805,120)	(73,500,292)
Institutional Class
Proceeds from sales of shares	223,677,225	337,038,134
Issued to shareholders in reinvestment of distributions	–	690,932
Cost of shares redeemed, net of redemption fees	(63,798,764)	(136,486,323)
Net increase from share transactions	144,851,009	207,045,443

Net increase in net assets	378,849,209	620,400,906

NET ASSETS:
Beginning of year	1,021,279,565	400,878,659
End of period	$1,400,128,774	$1,021,279,565

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	21

Financial Highlights

For a share outstanding throughout the period or years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

22	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Six Months Ended October 31, 2021 (Unaudited)		For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
$29.87		$19.50	$21.05	$21.39	$19.30	$17.17

(0.07)		(0.14)	0.03	0.08	0.09	0.18
3.11		11.42	(0.53)	1.13	2.35	2.18
3.04		11.28	(0.50)	1.21	2.44	2.36

–		0.00 (b)	0.00 (b)	(0.13)	(0.12)	(0.23)
–		(0.91)	(1.05)	(1.42)	(0.23)	–
–		(0.92)	(1.05)	(1.55)	(0.35)	(0.23)

–		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
3.04		10.37	(1.55)	(0.34)	2.09	2.13
$32.91		$29.87	$19.50	$21.05	$21.39	$19.30

10.18	%(c)	58.62%	(3.15%)	6.80%	12.72%	13.85%

$679,403		$624,789	$500,309	$1,284,556	$1,314,519	$1,284,669

1.06	%(d)	1.08%	1.09%	1.08%	1.08%	1.07%
1.06	%(d)	1.08%	1.09%	1.08%	1.08%	1.07%
(0.43	%)(d)	(0.57%)	0.12%	0.38%	0.46%	1.01%

30	%(c)	67%	80%	73%	50%	49%

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2021	23

Financial Highlights	Vulcan Value Partners Fund
For a share outstanding throughout the periods presented.

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$29.93		$19.52	$21.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.04)		(0.09)	0.09
Net realized and unrealized gain/(loss) on investments	3.12		11.46	(0.51)
Total from investment operations	3.08		11.37	(0.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.05)	(0.03)
From net realized gains on investments	–		(0.91)	(1.05)
Total distributions	–		(0.96)	(1.08)

Redemption fees added to paid-in capital	–		0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	3.08		10.41	(1.50)
NET ASSET VALUE, END OF PERIOD	$33.01		$29.93	$19.52

Total return	10.29	%(c)	59.02%	(2.83	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$1,364,441		$1,147,175	$768,726

Ratio of expenses to average net assets without fee waivers/reimbursements	1.10	%(d)	1.12%	1.14	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	0.85	%(d)	0.85%	0.85	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.23	%)(d)	(0.36%)	0.40	%(d)

Portfolio turnover rate	30	%(c)	67%	80	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements
Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

26	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Six Months Ended October 31, 2021 (Unaudited)		For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
$22.62		$12.01	$17.31	$19.52	$20.16	$16.58

(0.08)		(0.10)	0.12	0.10	0.02	0.03
4.99		10.73	(4.57)	0.38	0.59	3.61
4.91		10.63	(4.45)	0.48	0.61	3.64

–		(0.02)	(0.08)	(0.12)	(0.03)	(0.06)
–		–	(0.77)	(2.57)	(1.22)	–
–		(0.02)	(0.85)	(2.69)	(1.25)	(0.06)

–		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
4.91		10.61	(5.30)	(2.21)	(0.64)	3.58
$27.53		$22.62	$12.01	$17.31	$19.52	$20.16

21.71	%(c)	88.51%	(27.28%)	4.76%	3.08%	21.97%

$360,967		$310,600	$153,249	$543,174	$1,196,558	$1,255,606

1.25	%(d)	1.25%	1.26%	1.27%	1.24%	1.25%
1.25	%(d)	1.25%	1.25%	1.25%	1.24%	1.25%
(0.61	%)(d)	(0.65%)	0.75%	0.54%	0.08%	0.18%

37	%(c)	75%	102%	68%	68%	52%

Semi-Annual Report | October 31, 2021	27

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Six Months Ended October 31, 2021 (Unaudited)		For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$22.70		$12.03	$17.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.04)		(0.06)	0.12
Net realized and unrealized gain/(loss) on investments	5.00		10.77	(4.41)
Total from investment operations	4.96		10.71	(4.29)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.04)	(0.09)
From net realized gains on investments	–		–	(0.77)
Total distributions	–		(0.04)	(0.86)

Redemption fees added to paid-in capital	–		0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	4.96		10.67	(5.15)
NET ASSET VALUE, END OF PERIOD	$27.66		$22.70	$12.03

Total return	21.85	%(c)	89.07%	(26.56	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$1,039,161		$710,679	$247,629

Ratio of expenses to average net assets without fee waivers/reimbursements	1.25	%(d)	1.29%	1.32	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.00	%(d)	1.00%	1.00	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.35	%)(d)	(0.39%)	0.76	%(d)

Portfolio turnover rate	37	%(c)	75%	102	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

28	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2021 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

Semi-Annual Report | October 31, 2021	29

Notes to Financial Statements

October 31, 2021 (Unaudited)

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –  Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –  Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –   Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

30	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2021 (Unaudited)

The following is a summary of each input used to value each Fund’s investments as of October 31, 2021:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$2,034,900,214	$–	$–	$2,034,900,214
Short Term Investments	28,735,495	–	–	28,735,495
TOTAL	$2,063,635,709	$–	$–	$2,063,635,709

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,354,867,362	$–	$–	$1,354,867,362
Short Term Investments	38,402,552	–	–	38,402,552
TOTAL	$1,393,269,914	$–	$–	$1,393,269,914

(a)	For detailed descriptions, see the accompanying Statements of Investments.

For the six months ended October 31, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other

Semi-Annual Report | October 31, 2021	31

Notes to Financial Statements

October 31, 2021 (Unaudited)

shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the six months ended October 31, 2021, only the Vulcan Value Partners Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: During the six months ended October 31, 2021, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $30,711,991. For financial reporting purposes, the Vulcan Value Partners Fund recognized gains on the in-kind redemptions in the amount of

32	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2021 (Unaudited)

$16,517,087. The Vulcan Value Partners Small Cap Fund did not have any in-kind transactions during the six months ended October 31, 2021. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from

Semi-Annual Report | October 31, 2021	33

Notes to Financial Statements

October 31, 2021 (Unaudited)

LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation
(excess of value over tax cost)	$671,536,169	$328,762,593
Gross depreciation
(excess of tax cost over value)	(22,278,437)	(22,072,639)
Net unrealized appreciation	$649,257,732	$306,689,954
Cost of investments for income tax purposes	$1,414,377,977	$1,086,579,960

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain
2021
Vulcan Value Partners Fund	$1,593,194	$49,508,512
Vulcan Value Partners Small Cap Fund	1,036,498	–

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2021.

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Notes to Financial Statements

October 31, 2021 (Unaudited)

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind redemptions) during the six months ended October 31, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$653,354,306	$565,165,635
Vulcan Value Partners Small Cap Fund	578,968,620	424,888,851

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Shares Sold
Investor Class	1,714,236	1,913,376
Institutional Class	6,702,894	13,337,480
Shares Issued in Reinvestment of Dividends
Investor Class	–	644,471
Institutional Class	–	1,110,749
Less Shares Redeemed
Investor Class	(1,984,777)	(7,304,502)
Institutional Class	(3,694,033)	(15,501,238)
Net Increase/(Decrease)	2,738,320	(5,799,664)

Semi-Annual Report | October 31, 2021	35

Notes to Financial Statements

October 31, 2021 (Unaudited)

Vulcan Value Partners Small Cap Fund

	For the Six Months Ended October 31, 2021 (Unaudited)	For the Year Ended April 30, 2021
Shares Sold
Investor Class	583,319	5,516,025
Institutional Class	8,818,438	19,908,018
Shares Issued in Reinvestment of Dividends
Investor Class	–	10,164
Institutional Class	–	39,257
Less Shares Redeemed
Investor Class	(1,203,080)	(4,556,028)
Institutional Class	(2,559,806)	(9,214,837)
Net Increase	5,638,871	11,702,599

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 0.85% and 1.00% of the Vulcan Value Partners Fund’s and the Vulcan Value Partners Small Cap Fund’s average daily net assets, respectively, for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

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Notes to Financial Statements

October 31, 2021 (Unaudited)

The Adviser agrees that the foregoing fee waiver and reimbursement agreement for each Fund are effective as of September 1, 2021 and shall continue through August 31, 2022.

The Adviser will be permitted to recapture expenses it has borne through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. For the six months ended October 31, 2021, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund
Investor	$–	$–
Institutional	(1,593,191)	–
Vulcan Value Partners Small Cap Fund
Investor	–	58,496
Institutional	(1,078,163)	–

As of October 31, 2021, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2022	Expires 2023	Expires 2024	Expires 2025	Total
Vulcan Value Partners Fund
Investor	$–	$–	$–	$–	$–
Institutional	–	1,571,670	2,373,402	1,593,191	5,538,263
Vulcan Value Partners Small Cap Fund
Investor	–	35,722	9,343	–	45,065
Institutional	–	594,605	1,148,576	1,078,163	2,821,344

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Semi-Annual Report | October 31, 2021	37

Notes to Financial Statements

October 31, 2021 (Unaudited)

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the six months ended October 31, 2021 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

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Additional Information

October 31, 2021 (Unaudited)

1. FUND HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (866) 759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior

12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2021	39

Privacy Policy

October 31, 2021 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

40	www.vulcanvaluepartners.com

Privacy Policy

October 31, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account transactions

•  Account balances and transaction history

•  Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Semi-Annual Report | October 31, 2021	41

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This material must be accompanied or preceded by a prospectus.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)    Not applicable to this Report.

(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)    Not applicable to the Registrant.

(a)(4)    Not applicable to the Registrant.

(b)        The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	January 7, 2022

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	January 7, 2022